Prospectus

July 1, 2023

Destinations Large Cap Equity Fund    Class / Ticker: I / DLCFX, Z / DLCZX

Destinations Small-Mid Cap Equity Fund    Class / Ticker: I / DSMFX, Z / DSMZX

Destinations International Equity Fund    Class / Ticker: I / DIEFX, Z / DIEZX

Destinations Equity Income Fund    Class / Ticker: I / DGEFX, Z / DGEZX

Destinations Core Fixed Income Fund   Class / Ticker: I / DCFFX, Z / DCFZX

Destinations Low Duration Fixed Income Fund   Class / Ticker: I / DLDFX, Z / DLDZX

Destinations Global Fixed Income Opportunities Fund   Class / Ticker: I / DGFFX, Z / DGFZX

Destinations Municipal Fixed Income Fund   Class / Ticker: I / DMFFX, Z / DMFZX

Destinations Multi Strategy Alternatives Fund   Class / Ticker: I / DMSFX, Z / DMSZX

Destinations Shelter Fund    Class / Ticker: I / DSHFX, Z / DSHZX

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.destinationsfunds.com // 877.771.7979

Brinker Capital Destinations Trust
Contents

Destinations Large Cap Equity Fund

Investment objective

Long term capital appreciation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.21%	0.06%
Total Annual Fund Operating Expenses	0.96%	0.81%
Fee Waivers and Expense Reimbursements	(0.14)%*	(0.14)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.82%	0.67%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$84	$292	$517	$1,165
Class Z Shares	$68	$245	$436	$989

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index, which ranged from approximately $2.4 billion to $2,684.7 billion as of the last reconstitution of the index on April 28, 2023.The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

Destinations Large Cap Equity Fund (continued)

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, interests in Real Estate Investment Trusts (REITs), securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors about the company or the market.

The Fund may also invest in futures contracts for speculative or hedging purposes.

Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives.

A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes the security will no longer contribute to meeting the investment objective of the Fund or selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar.

Destinations Large Cap Equity Fund (continued)

Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Derivatives Risk. Derivatives, such as futures, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, currency, liquidity and leverage risks.

Destinations Large Cap Equity Fund (continued)

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 22.97% (June 30, 2020)
Worst Quarter: -21.43% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 6.64%.

AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-18.80%	7.54%	8.98%
Class Z*	-18.74%	—	7.01%
Return After Taxes on Distributions
Class I	-19.93%	5.98%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-10.50%	5.86%	7.06%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	-19.13%	9.13%	10.34%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

Destinations Large Cap Equity Fund (continued)

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer - Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT, & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
BlackRock Investment Management, LLC
Paul Whitehead, Portfolio Manager and Managing Director	2022
Jennifer Hsui, CFA, Portfolio Manager and Managing Director	2018
Peter Sietsema, CFA, Senior Portfolio Manager and Director	2023
Columbia Management Investment Advisers, LLC
Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth	2017
Richard Carter, Senior Portfolio Manager	2017
Todd Herget, Senior Portfolio Manager	2017
Newton Investment Management North America, LLC
Brian C. Ferguson, Executive Vice President and Senior Portfolio Manager	2019
River Road Asset Management, LLC
Daniel R. Johnson, CFA, CPA, Vice President and Portfolio Manager	2021
Matt W. Moran, CFA, Vice President and Portfolio Manager	2021
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023

Destinations Large Cap Equity Fund (continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023
Strategas Asset Management, LLC
Daniel M. Clifton, Portfolio Manager	2018
Nicholas G. Bohnsack, Chief Executive Officer, President and Portfolio Manager	2018
T. Rowe Price Associates, Inc.
Joseph B. Fath, CPA, Portfolio Manager	2017
William Blair Investment Management, LLC
James Golan, CFA, Partner and Portfolio Manager	2023
David Ricci, CFA, Partner and Portfolio Manager	2023

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Small-Mid Cap Equity Fund

Investment objective

Long term capital appreciation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.23%	0.08%
Total Annual Fund Operating Expenses	1.13%	0.98%
Fee Waivers and Expense Reimbursements	(0.01)%*	(0.01)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.12%	0.97%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$115	$361	$627	$1,385
Class Z Shares	$99	$311	$541	$1,200

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index, which together ranged from approximately $159.5 million to $47.0 billion as of the last reconstitution of the indexes on April 28, 2023. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

Destinations Small-Mid Cap Equity Fund (continued)

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets.

The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors about the company or the market.

The Fund may invest a portion of its assets in securities of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.2 billion). The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the United States, but in some instances, may be headquartered in or doing a substantial portion of their business overseas. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives.

A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Destinations Small-Mid Cap Equity Fund (continued)

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Small-Cap and Micro-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Value Stocks Risk. The risk that the Fund will underperform when value investing is out of favor or that the Fund’s investments will not appreciate in value as anticipated.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar.

Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Destinations Small-Mid Cap Equity Fund (continued)

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 29.81% (June 30, 2020)
Worst Quarter: -31.04% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 0.53%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2022)

Destinations Small-Mid Cap Equity Fund (continued)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-19.83%	8.81%	9.76%
Class Z*	-19.69%	—	8.00%
Return After Taxes on Distributions
Class I	-20.48%	6.35%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-11.27%	6.48%	7.32%
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-17.32%	7.10%	8.30%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-20.44%	4.13%	5.61%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

The above table compares the Fund’s average annual total returns to those of a broad-based index, the Russell Midcap Index, and a secondary broad-based index, the Russell 2000 Index.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer - Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Ceredex Value Advisors LLC
Don Wordell, CFA, Managing Director and Portfolio Manager	2017
Cody P. Smith, CFA, Portfolio Manager	2023
Driehaus Capital Management LLC
Jeff James, Lead Portfolio Manager	2017
Michael Buck, Portfolio Manager	2017
Prakash Vijayan, Assistant Portfolio Manager	2020
Leeward Investments, LLC
R. Todd Vingers, CFA, President, Portfolio Manager	2022
Jay C. Willadsen, CFA, Portfolio Manager	2022
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations International Equity Fund

Investment objective

Long term capital appreciation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.11%
Total Annual Fund Operating Expenses	1.26%	1.11%
Fee Waivers and Expense Reimbursements	(0.10)%*	(0.10)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.16%	1.01%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$118	$390	$682	$1,514
Class Z Shares	$103	$343	$602	$1,343

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

Destinations International Equity Fund

The Fund’s assets will primarily be invested in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. Equity securities include common stock, preferred stock and securities convertible into common or preferred stock, warrants and rights, depositary receipts, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and ETFs).

The Fund’s Sub-advisers will employ a number of different investment approaches. The portfolios of some Sub-advisers may, at times, invest a significant percentage of assets in issuers in a particular geographic region, country or small number of countries, or in a single or small number of industries or sectors. Other Sub-advisers will manage a more broadly diversified portfolio that focuses more on stocks of larger companies or various capitalization levels. Other Sub-advisers may invest in foreign companies of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.4 billion).

It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S.

A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.

The Fund’s investments in foreign countries generally are traded in currencies other than U.S. dollars. As a result, certain Sub-advisers will buy and sell foreign currencies to facilitate transactions in portfolio securities. Certain Sub-advisers will invest in derivatives, including futures, forwards, options and swaps, primarily to increase or decrease currency exposure and for other investment purposes. However, not all Sub-advisers will hedge their portfolios against possible fluctuations in exchange rates. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Destinations International Equity Fund (continued)

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Small-Cap and Micro-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Europe and United Kingdom Risk. The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, energy crises, and public pandemics, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. In addition, acts of war may amplify already existing geopolitical tensions and could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.

Destinations International Equity Fund (continued)

Asia Region Risk: Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Concentration Risk. Issuers in a single industry, sector, country or region can react similarly to market, economic, political, regulatory, geopolitical, and other conditions.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Destinations International Equity Fund (continued)

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 21.77% (June 30, 2020)
Worst Quarter: -19.69% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 6.65%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-20.92%	1.16%	3.89%
Class Z*	-20.83%	-	1.99%
Return After Taxes on Distributions
Class I	-21.32%	0.78%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-11.93%	0.98%	3.09%
FTSE All-World ex US Index (reflects no deduction for fees, expenses, or taxes)	-15.22%	1.58%	4.25%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

Destinations International Equity Fund (continued)

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer - Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
BAMCO, Inc.
Michael Kass, Vice President, Portfolio Manager	2017
Anuj Aggarwal, Vice President, Assistant Portfolio Manager	2020

Barrow, Hanley, Mewhinney & Strauss, LLC
Rand Wrighton, CFA, Senior Managing Director, Portfolio Manager	2021
Patrik Wibom, Managing Director, Portfolio Manager/Analyst	2023

Causeway Capital Management, LLC
Arjun Jayaraman, PhD, CFA, Portfolio Manager	2023
MacDuff Kuhnert, CFA, Portfolio Manager	2023
Joe Gubler, CFA, Portfolio Manager	2023
Ryan Myers, Portfolio Manager	2023

Loomis, Sayles & Company, L.P.
Ashish Chugh, Vice President, Portfolio Manager	2022

MFS Investment Management
Philip Evans, Investment Officer	2020
Benjamin Stone, Investment Officer	2017

Destinations International Equity Fund (continued)

SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023

T. Rowe Price Associates, Inc.
Richard N. Clattenburg, CFA, Portfolio Manager	2017

Wasatch Advisors, Inc.
Linda Lasater, CFA, Lead Portfolio Manager	2017
Dan Chace, CFA, Portfolio Manager	2020
Allison He, CFA, Associate Portfolio Manager	2018

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Equity Income Fund

Investment objective

Primary objective of current income with secondary objective of long-term capital appreciation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.24%	0.09%
Total Annual Fund Operating Expenses	1.04%	0.89%
Fee Waivers and Expense Reimbursements	(0.10)%*	(0.10)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.94%	0.79%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$96	$321	$564	$1,262
Class Z Shares	$81	$274	$483	$1,087

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. In addition, ETFs that pay dividends are counted towards the Fund’s non-fundamental investment policy.

Destinations Equity Income Fund

ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common stock and preferred stock (of any capitalization), interests in Real Estate Investment Trusts (REITs), foreign securities, depositary receipts, equity-linked notes and derivatives that are believed to be attractively valued and to have the potential for long-term growth. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors. In selecting investments for purchase and sale, the Fund seeks to deliver a dividend yield that is higher than the broad equity market.

The Fund typically will invest in foreign securities, including securities of issuers located in emerging markets, which often are denominated in currencies other than U.S. dollars. Accordingly, the Sub-advisers will have the ability, at their discretion, to attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure.

A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes the combination of dividend yield and dividend growth becomes inadequate, the investment thesis deteriorates or there is diminished management commitment to the dividend.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Dividend Income Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time.

Destinations Equity Income Fund (continued)

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other Funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Depositary Receipts Risk. Because the Fund may invest in depositary receipts, to include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Destinations Equity Income Fund (continued)

Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate- related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk — that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest or dividends when due; and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Destinations Equity Income Fund (continued)

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 13.45% (December 31, 2022)
Worst Quarter: -24.39% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was -0.07%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-1.09%	5.98%	6.71%
Class Z*	-0.92%	—	7.22%
Return After Taxes on Distributions
Class I	-2.18%	4.74%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	0.10%	4.42%	4.93%
FTSE All-World High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	-5.72%	3.50%	5.10%

*            The Fund’s Class Z shares commenced operations on July 16, 2018

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer – Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio manager

Destinations Equity Income Fund (continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Federated Equity Management Company of Pennsylvania
Daniel Peris, CFA, Senior Portfolio Manager	2017
Deborah D. Bickerstaff, Portfolio Manager	2017
Michael Tucker, Senior Portfolio Manager	2020
Jared Hoff, Senior Portfolio Manager	2020

Neuberger Berman Investment Advisers LLC
Richard S. Levine, Managing Director and Portfolio Manager	2021
Alexandra Pomeroy, Managing Director and Portfolio Manager	2021
William D. Hunter, Managing Director and Portfolio Manager	2021
Shawn Trudeau, Managing Director and Portfolio Manager	2021

Nuveen Asset Management LLC
James T. Stephenson, CFA, Managing Director and Portfolio Manager	2018
Thomas J. Ray, CFA, Managing Director and Portfolio Manager	2018
Peter Boardman, Managing Director and Portfolio Manager	2022

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Core Fixed Income Fund

Investment objective

Maximize current income and total return.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.24%	0.09%
Total Annual Fund Operating Expenses	0.89%	0.74%
Fee Waivers and Expense Reimbursements	(0.08)%*	(0.08)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.81%	0.66%

*      The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$83	$276	$485	$1,089
Class Z Shares	$67	$229	$404	$911

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior written notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

Destinations Core Fixed Income Fund

The Fund invests primarily in bonds, debt, and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments.

A Sub-adviser will select securities based on its assessment of one or more of a variety of factors. Under normal market conditions, the Fund’s total investment portfolio will have a weighted average effective duration of no less than one year and no more than ten years.

The Fund will invest a substantial portion of its nets assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by a Sub-adviser to be of comparable quality.

The Fund will also invest in junk bonds, bank loans and assignments, privately issued residential and commercial mortgage-backed securities, and other instruments rated below investment grade or unrated but determined by the Sub-adviser to be of comparable quality, and may invest in credit default swaps of companies in the high yield universe.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes there is a better investment opportunity, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer or when the portfolio managers believe it would be appropriate to do so in order to readjust duration of the Fund’s investment portfolio.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Destinations Core Fixed Income Fund (continued)

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.

Destinations Core Fixed Income Fund (continued)

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.

Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment or a participation, the Fund will be exposed to the credit risk of both the borrower or the institution selling the participation.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

TBA and When-Issued Transaction Risk. TBA and When-Issued securities involve risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher of default, which may adversely impact the Strategy’s risk performance.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Destinations Core Fixed Income Fund (continued)

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates, and will do so for the remaining LIBOR rates immediately after June 30, 2023. Following the discontinuation of the remaining LIBOR rates, contracts whose value has been tied to a discontinued LIBOR rate will fall back to a corresponding Secured Overnight Financing Rate (SOFR) or synthetic U.S. dollar LIBOR rate. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts starting July 1, 2023 through September 30, 2024.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 3.56% (June 30, 2020)
Worst Quarter: -5.65% in (March 31, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 3.55%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-14.06%	-1.03%	-0.54%
Class Z*	-13.86%	—	-0.74%
Return After Taxes on Distributions
Class I	-14.88%	-2.07%	-1.58%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-8.31%	-1.10%	-0.75%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	-13.16%	0.03%	0.57%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

Destinations Core Fixed Income Fund (continued)

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer – Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
DoubleLine Capital LP
Jeffrey E. Gundlach, Co-Founder, Chief Executive Officer and Chief Investment Officer	2017
Jeffrey J. Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017

Merganser Capital Management Inc.
Andrew M. Smock, CFA, Chief Investment Officer, Managing Principal and Portfolio Manager	2020
Todd Copenhaver, CFA, Principal and Portfolio Manager……………………………………………	2020

Wellington Management Company LLP
Joseph F. Marvan, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2020
Campe Goodman, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2020
Robert D. Burn, CFA, Senior Managing Director, Partner and Fixed Income Portfolio Manager	2020

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Low Duration Fixed Income Fund

Investment objective

Current income.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.10%
Total Annual Fund Operating Expenses	0.96%	0.80%
Fee Waivers and Expense Reimbursements	(0.02)%*	(0.01)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.94%	0.79%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$96	$304	$529	$1,176
Class Z Shares	$81	$254	$443	$989

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income securities. The Fund will normally be constructed with an average duration of three years or less. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

Destinations Low Duration Fixed Income Fund

The Fund primarily invests in bonds, debt, fixed income and income-producing instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, junk bonds, corporate debt, foreign securities (including emerging markets), inflation-indexed bonds, bank loans and assignments, collateralized loan obligations, preferred securities, and special purpose acquisition companies (SPACs). Sub-advisers employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors.

The Fund may invest some of its assets in securities that have not been called or tendered having a maturity date in excess of three years. The Fund will also invest in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Sub-advisers to be of comparable credit quality.

The Fund may invest in mortgage-backed securities issued by companies operated or managed by a Sub-adviser or its affiliates and in other investment companies or private investment vehicles managed by a Sub-adviser, subject to limitations imposed by applicable law.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain or reduce long or short exposure to one or more asset classes or issuers.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes there is a better investment opportunity, there is a deterioration in the credit fundamentals of the issuer or the individual security has reached the sell target.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Destinations Low Duration Fixed Income Fund (continued)

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Sub-advisers to be of comparable quality are predominantly speculative. These instruments commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.

These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non- payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.

Destinations Low Duration Fixed Income Fund (continued)

U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act, as amended, and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Destinations Low Duration Fixed Income Fund (continued)

Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. Following the discontinuation of the remaining LIBOR rates, contracts whose value has been tied to a discontinued LIBOR rate will fall back to a corresponding Secured Overnight Financing Rate (SOFR) or synthetic U.S. dollar LIBOR rate. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts starting July 1, 2023 through September 30, 2024.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Destinations Low Duration Fixed Income Fund (continued)

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 3.92% (June 30, 2020)
Worst Quarter: -5.63% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 1.84%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-1.48%	2.20%	2.12%
Class Z*	-1.32%	—	2.35%
Return After Taxes on Distributions
Class I	-3.68%	0.52%	0.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-0.88%	0.97%	0.94%
ICE BofA US Corporate & Government 1-3 Year Index(reflects no deduction for fees, expenses, or taxes)**	-3.79%	0.93%	0.90%
ICE BofA US High Yield 0-3 Year Index(reflects no deduction for fees, expenses, or taxes)**	-2.45%	3.23%	3.45%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

**	The above table compares the Fund’s average annual total returns to those of the Fund’s current and prior benchmark indexes. The Fund’s benchmark index changed from the ICE BofA US High Yield 0-3 Index to the ICE BofA US Corporate & Government 1-3 Year Index because the Adviser believes that the ICE BofA US Corporate & Government 1-3 Year Index better reflects the Fund’s investment strategy.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Destinations Low Duration Fixed Income Fund (continued)

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer – Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
CrossingBridge Advisors, LLC
David K. Sherman, Portfolio Manager	2017
Kirk Whitney, Assistant Portfolio Manager	2022

DoubleLine Capital LP
Jeffrey E. Gundlach, Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2017
Jeffrey J. Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
Luz M. Padilla, Director of Emerging Markets Group and Portfolio Manager	2017
Robert Cohen, Director of Global Developed Credit and Portfolio Manager	2017

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Global Fixed Income Opportunities Fund

Investment objective

Maximize total return.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None
Dividend/Interest on Short Sales	0.04%	0.04%
Other Expenses	0.25%	0.10%
Total Annual Fund Operating Expenses	1.14%	0.99%
Fee Waivers and Expense Reimbursements	(0.11)%*	(0.11)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.03%	0.88%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$105	$351	$617	$1,376
Class Z Shares	$90	$304	$536	$1,203

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser will also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.

Destinations Global Fixed Income Opportunities Fund (continued)

ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between ETFs and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., a bond that can be converted into a predetermined amount of the issuing company’s stock), bank loans, high yield bonds, municipal bonds, and special purpose acquisition companies (SPACs). The Fund will invest in securities of various credit qualities (i.e., investment grade and non-investment grade, which are commonly referred to as “high yield” securities or “junk bonds”, debt instruments rated below investment grade or debt instrument grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative) and maturities (i.e., long-term, intermediate and short-term). The Fund will invest in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers as well as U.S. dollar-denominated securities issued by non-U.S. domiciled companies.

It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S.

The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private- sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may, from time to time, invest significantly in a specific credit quality, such as high-yield, or maturity, such as short-term.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts.

A Sub-adviser may sell a security for a variety of reasons, including, among other things, if it believes a corporate action or announcement will affect the issuer or that it would be advantageous to do so.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Destinations Global Fixed Income Opportunities Fund (continued)

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund's fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non- payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Destinations Global Fixed Income Opportunities Fund (continued)

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act, as amended, and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield (junk bond) investments.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Destinations Global Fixed Income Opportunities Fund (continued)

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Contingent Capital Security Risk. Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Strategy losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. Following the discontinuation of the remaining LIBOR rates, contracts whose value has been tied to a discontinued LIBOR rate will fall back to a corresponding Secured Overnight Financing Rate (SOFR) or synthetic U.S. dollar LIBOR rate. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts starting July 1, 2023 through September 30, 2024.

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Destinations Global Fixed Income Opportunities Fund (continued)

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 7.62% (June 30, 2020)
Worst Quarter: -9.19% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 1.32%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-5.07%	1.93%	2.28%
Class Z*	-4.96%	—	2.25%
Return After Taxes on Distributions
Class I	-6.74%	0.20%	0.56%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-3.00%	0.75%	1.02%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes)	-11.22%	2.12%	2.76%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer - Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Destinations Global Fixed Income Opportunities Fund (continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
CrossingBridge Advisors, LLC
David K. Sherman, Portfolio Manager	2017
Jonathan Berg, Assistant Portfolio Manager	2018
DoubleLine Capital LP
Luz M. Padilla, Director of Emerging Markets Group and Portfolio Manager	2017
Mark Christensen, Portfolio Manager and Senior Credit Analyst	2017
Su Fei Koo, Portfolio Manager and Senior Credit Analyst	2017
Nuveen Asset Management, LLC
Douglas M. Baker, CFA, Managing Director, Portfolio Manager and Head of Preferred Securities Sector Team	2017
Brenda A. Langenfeld, CFA, Senior Vice President and Portfolio Manager	2017

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Municipal Fixed Income Fund

Investment objective

Current income that is exempt from federal income taxation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.24%	0.09%
Total Annual Fund Operating Expenses	0.94%	0.79%
Fee Waivers and Expense Reimbursements	(0.16)%*	(0.16)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.78%	0.63%

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$80	$284	$504	$1,140
Class Z Shares	$64	$236	$423	$963

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities that pay interest that is exempt from regular federal income tax. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

Destinations Municipal Fixed Income Fund

In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued (although there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction), although municipal instruments issued for certain purposes may not be tax-exempt. For non-corporate shareholders subject to the federal alternative minimum tax (“AMT”), a limited portion of the Fund’s dividends may be subject to federal tax.

The Fund primarily invests in investment grade debt obligations, but may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and thirteen years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Fund’s investment adviser may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Destinations Municipal Fixed Income Fund (continued)

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Tax Risk. The risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends. The Fund may rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. In such instances, neither the Fund nor the Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. Some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the AMT tax applicable to non-corporate shareholders. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Destinations Municipal Fixed Income Fund (continued)

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Puerto Rico Investment Risk. To the extent the Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Fund. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best Quarter: 2.94% (December 31, 2022)
Worst Quarter: -5.19% (March 31, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 1.96%.

Destinations Municipal Fixed Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-6.17%	0.75%	0.86%
Class Z*	-6.01%	—	1.08%
Return After Taxes on Distributions
Class I	-6.17%	0.68%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-2.97%	0.95%	0.97%
ICE BofA US Municipal Securities 2-12 Year Index (reflects no deduction for fees, expenses, or taxes)**	-5.51%	1.37%	1.64%

ICE BofA US Municipal Securities 1-10 Year Index (reflects no deduction for fees, expenses, or taxes)**	-4.63%	1.27%	1.41%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

*	The above table compares the Fund’s average annual total returns to those of the Fund’s current and prior benchmark indexes. The Fund’s benchmark index changed from the ICE BofA US Municipal Securities 1-10 Year Index to the ICE BofA US Municipal Securities 2-12 Year Index because the Adviser believes that the ICE BofA US Municipal Securities 2-12 Year Index better reflects the Fund’s investment strategy.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer – Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Destinations Municipal Fixed Income Fund (continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Lord, Abbett & Co, LLC
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2023
Gregory M. Shuman, Partner and Portfolio Manager	2023

Northern Trust Investments, Inc.
Adam Shane, CFA, Co-Head of Municipal Bond Portfolio Management	2022
Nate Miller, Portfolio Manager	2022

Seix Investment Advisors LLC
Dusty L. Self, Managing Director, Senior Portfolio Manager	2020

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Multi Strategy Alternatives Fund

Investment objective

Capital appreciation with reduced correlation to equity and fixed income markets.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.35%	1.35%
Distribution and Service (12b-1) Fees	None	None
Dividends/Interest on Short Sales	0.15%	0.15%
Other Expenses	0.25%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.87%	1.72%
Fee Waivers and Expense Reimbursements	(0.45)%*	(0.45)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.42%†	1.27%†

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

†	Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$145	$544	$969	$2,154
Class Z Shares	$129	$498	$891	$1,993

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal investment strategies

The Fund, under normal market conditions, employs a strategy intended to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets.

Destinations Multi Strategy Alternatives Fund (continued)

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between the unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The unaffiliated funds or Sub-advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral; (iv) global macro strategies; and (v) relative value credit strategies. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.

The Fund invests primarily in U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments (including foreign governments), bank loans, commodities, currencies, warrants, depositary receipts, real estate investment trust (REITs), structured products, including mortgage-backed securities and collateralized loan obligations (CLOs), floating rate instruments, ETFs, exchange-traded notes and derivative instruments (which may involve leverage), principally, options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash and cash equivalents, commercial paper, money market instruments and other short-term obligations to achieve its investment goal. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors.

The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investments will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.

In selecting investments for purchase and sale, the Sub-advisers may seek investment opportunities where a catalyst has been identified that is expected to occur within the near to immediate term, generally within twelve months, to unlock the value embedded in the investment opportunity.

The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets countries.

The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes the Fund needs to generate cash to invest in more attractive opportunities, the average maturity of the Fund needs to be adjusted and the country or sector exposure needs to be altered.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Destinations Multi Strategy Alternatives Fund (continued)

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Destinations Multi Strategy Alternatives Fund (continued)

Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.

Event-Driven Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.

Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non- payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.

Destinations Multi Strategy Alternatives Fund (continued)

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Destinations Multi Strategy Alternatives Fund (continued)

Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.

Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund's fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Note (ETNs) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.

U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.

Destinations Multi Strategy Alternatives Fund (continued)

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate- related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates and will do so for the remaining LIBOR rates immediately after June 30, 2023. Following the discontinuation of the remaining LIBOR rates, contracts whose value has been tied to a discontinued LIBOR rate will fall back to a corresponding Secured Overnight Financing Rate (SOFR) or synthetic U.S. dollar LIBOR rate. The FCA will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts starting July 1, 2023 through September 30, 2024.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

The Fund’s best and worst calendar quarters
Best: 13.31% (June 30, 2020)
Worst: -12.18% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 2.83%.

Destinations Multi Strategy Alternatives Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	-3.45%	3.24%	3.31%
Class Z*	-3.31%	—	3.24%
Return After Taxes on Distributions
Class I	-4.54%	1.86%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-1.96%	2.01%	2.06%
Morningstar Broad Hedge Fund Index (reflects no deduction for fees, expenses, or taxes)	21.02%	8.92%	8.56%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Deputy Chief Investment Officer - Destinations Portfolios
Timothy Holland, CFA	2017	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Driehaus Capital Management LLC
Michael Caldwell, Portfolio Manager	2017
Yoav Sharon, Portfolio Manager	2017
Thomas McCauley, Portfolio Manager	2017

LMCG Investments, LLC
David Weeks, Chief Investment Officer of the Relative Value Credit Team	2019
Ajit Kumar, CFA, Portfolio Manager	2019
Edwin Tsui, CFA, Portfolio Manager	2019
Andreas Eckner, PhD, Portfolio Manager	2019
Guillaume Horel, PhD, Portfolio Manager	2019

Destinations Multi Strategy Alternatives Fund (continued)

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this prospectus.

Destinations Shelter Fund

Investment objective

Capital appreciation with lower volatility than broad equity markets.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.27%†	0.12%†
Total Annual Fund Operating Expenses	1.12%	0.97%
Fee Waivers and Expense Reimbursements	(0.11)%*	(0.11)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.01%	0.86%

†	Other Expenses have been reinstated to reflect estimated fees and expenses for the current fiscal year.

*	The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2024 and may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$103	$346	$608	$1,357
Class Z Shares	$88	$298	$526	$1,181

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal investment strategies

The Fund’s investment strategy seeks to provide capital appreciation through broad exposure to the equity markets with a lower volatility profile than long-only equity strategies, due to its implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market, thereby reducing the level of positive returns required to recoup losses (also referred to as drawdown risk). Insofar as the Fund’s investment strategy seeks to minimize investment losses during a declining equity market, it can be thought of as seeking to provide “shelter” to investors while weathering such market conditions.

Destinations Shelter Fund (continued)

The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among one or more professional money managers (each, a “Sub-Adviser,” collectively, the “Sub-Advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.

To achieve its investment objective, the Fund may invest in equity securities (including U.S. and foreign common stocks, real estate investment trusts (REITs) and depositary receipts, including emerging markets); cash, cash equivalents, money market instruments and shares of money market funds; U.S. investment grade fixed income securities of various maturities, including U.S. government bonds; derivative instruments, including options on equity indexes, interest rate swaps, total return swaps, credit default swaps and futures; structured notes, and interests in unaffiliated funds. The Fund will use derivative investments primarily for hedging purposes. The Fund has the ability to invest in equity securities of issuers of various capitalizations, including small- and mid-cap issuers.

The Fund will invest in a diversified portfolio of equity securities and will implement an option overlay strategy, pursuant to which it will systematically purchase and sell exchange-traded index put options and sell exchange-traded index call options. The Fund’s combination of equity exposure, downside protection from investments in put options, and income from the sale of index call options is designed to provide the Fund with investment returns associated with equity market investments, but with less risk and a lower volatility profile than traditional long-only equity strategies. As a trade-off for providing shelter during declining equity markets, the Fund is expected to underperform traditional long-only equity strategies in rising equity markets and is not expected to provide shelter from equity market downside during periods of low volatility.

The Fund may also lend portfolio securities in an attempt to earn additional income.

Principal risks of investing in the Fund

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests typically will underperform positive returns from the equity markets. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Low and minimum volatility equity securities tend not to appreciate or depreciate significantly over short periods of time. However, such securities may not necessarily protect against significant market declines, and they may limit participation in significant market gains. Because the Fund is designed to serve as a hedge against large equity market declines, the Fund could produce negative returns in years when equity markets are rising.

Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Destinations Shelter Fund (continued)

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-adviser’s choice of securities.

U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

Derivatives Risk. Derivatives, such as futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. The Fund will invest, in particular, in U.S. exchange-traded index options. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.

Structured Notes Risk. The Fund may invest in structured notes, which are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.

Real Estate Investment Trust (REITs) Risk. The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Destinations Shelter Fund (continued)

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year and by showing how the Fund’s average annual returns for 1 year and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.

Annual Total Returns (%) as of December 31, 2022

Destinations Shelter Fund — Class I
0
-5
-10
-15
-20
(15.98)%
2022

The Fund’s best and worst calendar quarters
Best: 1.98% (December 31, 2021)
Worst: -5.91% (September 30, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2023 to March 31, 2023 was 4.73%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2022)

	1 Year	Since Inception (10/26/2021)
Return Before Taxes
Class I	-15.98%	-12.19%
Class Z	-15.86%	-13.26%*
Return After Taxes on Distributions
Class I	-16.07%	-12.29%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-9.39%	-9.26%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	10.60%

*	The Fund’s Class Z shares commenced operations on November 3, 2021.

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Destinations Shelter Fund (continued)

Investment Adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees a professional money manager (the Sub-adviser), which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-adviser and the Fund. Where more than one person is listed with respect to the Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to the Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Head of Destinations Portfolios
Timothy Holland, CFA	2021	Senior Portfolio Manager
Rusty Vanneman, CFA, CMT & BFA	2023	Chief Investment Officer & Senior Portfolio Manager
Michael Hadden, CFA	2022	Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager

Sub-adviser and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Gateway Investment Advisers, LLC
Daniel M. Ashcraft, Vice President, Portfolio Manager	2021
Michael T. Buckius, President, Chief Investment Officer	2021
Kenneth H. Toft, Senior Vice-President, Portfolio Manager	2021
Mitchell J. Trotta, Portfolio Manager	2021
Michael A. Dirr, Trader	2022

For important information about the Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page 64 of this Prospectus.

Purchase and sale of Fund shares

Fund shares are currently available exclusively to investors participating in Brinker Capital Destinations (“Destinations”), an investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through the sponsor of one of the third-party advisory programs that uses the Funds as an investment solution. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open.

Tax information

A Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.

Payments to financial intermediaries

Neither the Adviser nor the Funds pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Funds, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Details

Unless otherwise explicitly stated herein, the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”), without shareholder approval. Further, the investment objectives of the Funds are not fundamental and may be changed by the Board without shareholder approval.

64

Destinations Large Cap Equity Fund

Investment objective

Long term capital appreciation.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index, which ranged from approximately $2.4 billion to $2,684.7 billion as of the last reconstitution of the index on April 29, 2023. The market capitalization of the companies in large cap market indices and the Fund’s portfolio changes over time. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, interests in Real Estate Investment Trusts (REITs), bonds or debentures, and other securities with equity characteristics. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors, including:

●	potential for long-term growth or long-term capital appreciation;

●	market capitalization, price-to-earnings ratio, rate of earnings growth, and dividend yield;

●	valuation in relation to intrinsic value, as indicated earnings and cash flow potential, the asset value of the company, or other or indicators;

●	investment in lobbying activity and analysis of government policy initiatives

●	strong cash flow and potential for strong future cash flow and future dividend yields;

●	the ability to sustain earnings momentum during economic downturns;

●	occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth;

●	whether the company has a sustainable competitive advantage or a high barrier to entry in place through a cost advantage, economies of scale, customer loyalty, or a government barrier (e.g., license or subsidy); or

●	a company’s plans for future operations.

Fund Details (continued)

The Fund may also invest in futures contracts for speculative or hedging purposes.

In pursuing the Fund’s investment objective, a Sub-adviser has the discretion to deviate from the Fund’s normal investment criteria when it believes that a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund may also allocate assets to unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to passively invest the assets of the Fund, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	the security will no longer contribute to meeting the investment objective of the Fund;

•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;

•	the security has met the Sub-adviser’s valuation expectations;

•	the company has failed to meet expectations;

•	there has been a deterioration in the underlying fundamentals of a company;

•	structural, business or regulatory changes will affect the company, including changes in government policy initiatives;

•	the intermediate- and long-term prospects for a company are poor;

•	another security may offer a better investment opportunity;

•	an individual security has reached its sell target; or

•	other portfolio or risk management considerations support selling the security.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Fund Details (continued)

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.

A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.

Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.

Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Fund Details (continued)

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Fund Details (continued)

Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Additionally, many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by a Fund’s independent pricing service and the fair value prices determined for the Fund could differ from those of other market participants.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Fund Details (continued)

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Derivatives Risk. Derivatives, such as futures, may involve significant risks. Derivatives are financial instruments a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Fund Details (continued)

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Destinations Small-Mid Cap Equity Fund

Investment objective

Long term capital appreciation.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index, which together ranged from approximately $159.5 million to $47.0 billion as of the last reconstitution of the indexes on April 29, 2023.The market capitalization of the companies in small-mid cap market indices and the Fund’s portfolio changes over time. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors about the company or the market, which may include:

•	potential for long-term growth or long-term capital appreciation;

•	potential catalysts that may cause an upward re-rating of the stock’s valuation;

•	the company’s price-to-earnings, price-to-book, price-to-cash flow and other financial positions;

•	the company’s historical valuation levels;

•	the company’s relative valuation;

•	the company’s competitive position;

•	the dynamics of the industry in which the company operates;

•	a company’s plans for future operations; or

•	macroeconomic and behavioral factors affecting the company and its stock price.

Fund Details (continued)

In selecting investments for purchase and sale, the Sub-advisers may choose companies that it believes are undervalued in the market relative to the industry sector and the company’s own valuation history.

The Fund will invest a portion of its assets in securities of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.2 billion). The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the United States, but in some instances, may be headquartered in or doing a substantial portion of their business overseas. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and exchange traded funds. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	the security will no longer contribute to meeting the investment objective of the Fund;

•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;

•	the security’s valuation is no longer attractive;

•	the company has failed to meet expectations;

•	there has been a deterioration in the underlying fundamentals of a company;

•	the risk/reward assessment of the holding has changed;

•	a determination that the holding is efficiently priced;

•	another security may offer a better investment opportunity; or

•	other portfolio or risk management considerations support selling the security.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fund Details (continued)

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.

A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.

Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.

Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Micro capitalization risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Fund Details (continued)

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and losses. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such gains or losses may be considered ordinary income for federal income tax purposes.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Value Stocks Risk. The risk that the Fund will underperform when value investing is out of favor or that the Fund’s investments will not appreciate in value as anticipated.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Fund Details (continued)

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Fund Details (continued)

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

76

Fund Details

Destinations International Equity Fund

Investment objective

Long term capital appreciation.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund’s assets will primarily be invested in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. Equity securities include common stock, preferred stock and securities convertible into common stock or preferred stock, warrants and rights, depositary receipts, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).

The Fund’s Sub-advisers will employ a number of different investment approaches. The portfolios of some Sub-advisers may, at times, invest a significant percentage of assets in issuers in a particular geographic region or a single country or small number of countries. These Sub-advisers may also invest a significant percentage of assets of their portfolio, at times, in issuers in a single or small number of industries or sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.

Other Sub-advisers will manage a more broadly diversified portfolio that focuses more on stocks of larger companies or various capitalization levels. Other Sub-advisers may invest in foreign companies with market capitalizations of typically less than $1.2 billion, referred to as “micro-cap” companies.

It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S. The Fund typically will treat a company domiciled, incorporated, organized, headquartered or located and/or principally traded in the U.S. as tied economically to a country or countries outside the U.S., if the company (i) derives at least 50% of its revenues or profits from goods produced or sold, investment made, or services performed in the country or countries outside the U.S., or (ii) has at least 50% of its assets in that country or countries.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics, in each case determined by the applicable Sub-adviser at the time of purchase. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies.

A Sub-adviser will select securities based on its assessment of one or more of a variety of factors, including:

•	potential for long-term growth or long-term capital appreciation;

•	whether it believes the security is undervalued compared to its intrinsic value, present or anticipated earnings, cash flow, or book value;

•	fundamental analysis of individual issuers;

•	quantitative screening tools that systematically evaluate issuers;

•	the global economic backdrop and the Sub-adviser’s outlook with respect to certain industries, sectors, countries and regions;

•	the overall prospects for the applicable market or industry;

•	whether the company is capable of achieving and sustaining above-average, long-term earnings growth;

•	whether the company demonstrates leading or improving market position;

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•	whether the company occupies an attractive business niche;

•	if the company has an attractive or improving franchise or industry position;

•	if the company has a seasoned management team or strong leadership;

•	whether the company has stable or improving earnings and/or cash flow, or a sound or improving balance sheet;

•	evaluations based in-person meetings with senior management;

•	whether the company has sustainable competitive advantages or the ability to weather economic downturns; or

•	other portfolio or risk management considerations support selling the security.

The Fund’s investments in foreign countries generally are traded in currencies other than U.S. dollars. As a result, certain Sub-advisers will buy and sell foreign currencies to facilitate transactions in portfolio securities. Certain Sub-advisers will invest in derivatives, including futures, forwards, options and swaps, primarily to increase or decrease currency exposure and for other investment purposes. However, not all Sub-advisers will hedge their portfolios against possible fluctuations in exchange rates. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO) and may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	the security will no longer contribute to meeting the investment objective of the Fund;

•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;

•	the security has met the Sub-adviser’s valuation expectations;

•	the company has failed to meet expectations;

•	there has been a deterioration in the underlying fundamentals of a company;

•	structural, business or regulatory changes will affect the company;

•	the intermediate- and long-term prospects for a company are poor;

•	another security may offer a better investment opportunity; or

•	an individual security has reached its sell target.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

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Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.

A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.

Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.

Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Micro capitalization risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

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Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Frontier markets risk. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Investing in China Risk. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court. In addition, periodic U.S. Government restrictions on investments in Chinese companies may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

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Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. The stocks of value companies can continue to be undervalued for long periods of time, may not realize their expected value, and can be more volatile than the market in general.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Europe and United Kingdom Risk. The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, energy crises, and public pandemics, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. In addition, acts of war may amplify already existing geopolitical tensions and could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.

Asia Region Risk. Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

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Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

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Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised.

For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements  —  Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

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Concentration Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.

Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.

Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market.

Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii)preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Fund Details

Destinations Equity Income Fund

Investment objective

Primary objective of current income with secondary objective of long-term capital appreciation.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies. The Fund defines dividend-paying securities as high dividend-paying common and preferred stocks with dividend growth potential. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments, (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in common stock and preferred stock (of any capitalization), Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs), equity-linked notes and derivatives that are believed to be attractively valued and to have the potential for long-term growth. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors, including:

•	current yield;

•	dividend growth capability and dividend history;

•	potential for long-term growth or long-term capital appreciation;

•	balance sheet strength;

•	earnings per share and free cash flow sustainability;

•	dividend payout ratio; or

•	performance during periods of market weakness.

In selecting investments for purchase and sale, the Fund seeks to deliver a dividend yield that is higher than the broad equity market.

The Fund typically will invest in foreign securities, including securities of issuers located in emerging markets, which often are denominated in currencies other than U.S. dollars. Accordingly, the Sub-advisers will have the ability, at their discretion, to attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure.

In pursuing the Fund’s investment objective, the Sub-adviser has the discretion to deviate from the Fund’s normal investment criteria by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to usual circumstances, such as: adverse market, economic or other conditions; to maintain liquidity to meet shareholders redemptions; or to accommodate cash inflows.

Fund Details (continued)

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).

The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	the security will no longer contribute to meeting the investment objective of the Fund;

•	the combination of dividend yield and dividend growth becomes inadequate;

•	the investment thesis deteriorates;

•	diminished management commitment to the dividend;

•	the valuation becomes expensive relative to various valuation measures;

•	the stock’s weighting in the portfolio exceeds appropriate level;

•	deterioration in issuer’s financial circumstances or fundamental prospectus; or

•	if other investments become more attractive.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.

A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Fund Details (continued)

With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.

Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.

Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Dividend Income Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs, Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Fund Details (continued)

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Fund Details (continued)

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITS and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.

Fund Details (continued)

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Fund Details (continued)

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices.

Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Fund Details (continued)

Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

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Fund Details

Destinations Core Fixed Income Fund

Investment objective

Maximize current income and total return.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of fixed income instruments. The Fund defines fixed income instruments as a fixed income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of that security. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior written notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in bonds, debt, and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, corporate bonds, junk bonds, bank loans, loan participations and assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund may invest in companies with limited operating histories. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:

•	maturity;

•	coupon rates;

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Fund Details (continued)

•	economic sectors represented by the securities;

•	credit quality of the securities;

•	the overall prospects for the applicable market or industry;

•	the global economic backdrop and the Sub-adviser’s outlook with respect to certain industries and sectors;

•	whether or not the securities are callable; or

•	weighted average duration.

Each Sub-adviser monitors the duration of its portion of the Fund’s portfolio to seek to assess and, in its discretion, adjust the portfolio’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, each Sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than ten years. The Sub-advisers may have different target durations for their respective portion of the Fund’s assets.

The Fund may invest a substantial portion of its nets assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s or AA- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by a Sub-adviser to be of comparable quality. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters.

The Fund will also invest in junk bonds, bank loans and assignments, privately issued residential and commercial mortgage-backed securities, and other instruments rated below investment grade or unrated but determined by the Sub-adviser to be of comparable quality, and may invest in credit default swaps of companies in the high yield universe. The Sub-advisers do not consider the term “junk bond” to include any mortgage-backed securities or any other asset-backed securities regardless of their credit quality. The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	there is a better investment opportunity;

•	the portfolio securities no longer represent relatively attractive investment opportunities;

•	when the portfolio managers perceive deterioration in the credit fundamentals of the issuer; or

•	when the portfolio managers believe it would be appropriate to do so in order to readjust duration of the Fund’s investment portfolio.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

Fund Details (continued)

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Fund Details (continued)

Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.

Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, prepayment risk (described below). Mortgage-backed securities also are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage- backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.

Fund Details (continued)

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.

These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fund Details (continued)

U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis.

As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs, Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Fund Details (continued)

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.

Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce against the borrower compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Fund Details (continued)

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified time. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Fund Details (continued)

Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

TBA and When-Issued Transaction Risk. TBA and When-Issued securities involve risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Fund Details (continued)

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

LIBOR Replacement Risk.  The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

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Fund Details

Destinations Low Duration Fixed Income Fund

Investment objective

Current income.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income securities. The Fund will normally be constructed with an average duration of three years or less. The Fund defines duration as the approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund primarily invests in bonds, debt, fixed income and income-producing instruments issued by governmental or private-sector entities, including mortgage-backed securities, junk bonds, corporate debt, asset-backed securities, foreign securities (including emerging markets), inflation-indexed bonds, bank loans and assignments, collateralized loan obligations, preferred securities and special purpose acquisition companies (SPACs). The Fund may invest in companies with limited operating histories. Sub-advisers employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors; including:

•	security selection within a given sector;

•	relative performance of the various market sectors;

•	the shape of the yield curve; or

•	fluctuations in the overall level of interest rates.

The Fund may invest some of its assets in securities that have not been called or tendered having a maturity date in excess of three years. The Fund may also invest some or all of its net assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Sub-advisers to be of comparable credit quality. The Sub-advisers do not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters.

The Fund may also invest in other investment companies or private investment vehicles managed by a Sub-adviser, including, but not limited to, vehicles that rely on Section 3(c)(1), Section 3(c)(5) or Section 3(c)(7) of the 1940 Act.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain or reduce, long or short exposure to one or more asset classes or issuers.

The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	a corporate action or announcement may affect the issuer;

•	the security may be purchased at a discount and/or sold prior to maturity and it would be advantageous to do so;

•	there is a better investment opportunity;

Fund Details (continued)

•	the portfolio securities no longer represent relatively attractive investment opportunities;

•	there is a deterioration in the credit fundamentals of the issuer; or

•	the individual security has reached the sell target.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk.

Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Fund Details (continued)

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates.

Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.

These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.

Fund Details (continued)

Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, prepayment risk (described below). Mortgage-backed securities also are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Fund Details (continued)

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs, Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti- fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.

Fund Details (continued)

U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S.

Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Fund Details (continued)

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Collateralized Loan Obligations (CLOs) Risk. CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CLOs, the Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CLO securities will depend on the performance and characteristics of the related underlying collateral.

Legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CLOs that may be owned by the Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Fund Details (continued)

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Fund Details (continued)

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains ( you may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Fund Details (continued)

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Fund Details (continued)

Destinations Global Fixed Income Opportunities Fund

Investment objective

Maximize total return.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The Fund invests primarily in investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., a bond that can be converted into a predetermined amount of the issuing company’s stock), bank loans, high yield bonds, municipal bonds, and special purpose acquisition companies (SPACs). The Fund will invest in securities of various credit qualities (i.e., investment grade and non-investment grade, which are commonly referred to as “high yield” securities or “junk bonds”, debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative) and maturities (i.e., long-term, intermediate and short-term). The Fund will invest in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers as well as U.S. dollar-denominated securities issued by non-U.S. domiciled companies. The Fund may invest in companies with limited operating histories and may invest in contingent securities structured as contingent convertible securities (also known as “CoCos”), which are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs.

It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S. The Fund typically will treat a company domiciled, incorporated, organized, headquartered or located and/or principally traded in the U.S. as tied economically to a country or countries outside the U.S., if the company (i) derives at least 50% of its revenues or profits from goods produced or sold, investment made, or services performed in the country or countries outside the U.S., or (ii) has at least 50% of its assets in that country or countries.

The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private-sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may, from time to time, invest significantly in a specific credit quality, such as high-yield, or maturity, such as short-term.

Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt.

Sovereign and quasi-sovereign emerging market issuers include governments of emerging market countries, and governmental entities or agencies, and issuers that are owned, in whole or in part, or whose obligations are guaranteed, in whole or in part, by a government or governmental entity or agency of an emerging market country. Private emerging market issuers include private (non-governmental) issuers domiciled or located in emerging market countries, issuers with their principal place of business or corporate headquarters located in an emerging market country, or issuers the Adviser has determined are emerging market issuers based on a consideration of a number of qualitative factors, including the relative importance of emerging markets to the issuer’s business, including the issuer’s profits, revenues, assets and/or future potential growth.

Fund Details (continued)

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics, in each case determined by the applicable Sub-adviser at the time of purchase.

A Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:

•	bottom-up analysis of the enterprise value of the issuing company;

•	economic factors such as the effect of interest rates;

•	the security’s maturity and how it will affect the target effective duration for the Sub-adviser’s portfolio; or

•	the Sub-adviser’s analysis of internal political, market and economic factors, including public finances, monetary policy, external accounts, financial markets, foreign investment regulations, stability of exchange rate policy and labor conditions.

The Fund may also invest in hybrid securities relating to emerging market countries. A third party or a Sub-adviser may create a hybrid security by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may use futures contracts and other derivatives to gain long or short exposure to one or more physical commodities or indexes of commodities. The Sub-advisers may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, Treasury futures, inverse floaters, futures contracts, interest rate swaps, total return swaps and options, including swaptions).

The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to take a “long” or “short” position in a currency or to hedge against currency exposure in its portfolio.

Sub-advisers will have the capability to short securities, including ETFs, to hedge their portfolios if they believe it is consistent with achieving their portfolio’s objective.

If a Sub-adviser is unable to find suitable investments for the entire portion of its portfolio, any uninvested assets may be held in cash or similar investments.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	a corporate action or announcement will affect the issuer;

•	the Sub-adviser believes it is advantageous to do so;

•	when the portfolio managers determine to take advantage of what they consider to be a better investment opportunity;

•	when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities;

•	when the portfolio managers perceive deterioration in the credit fundamentals of the issuer; or

•	when the individual security has reached the portfolio managers’ sell target.

To a lesser extent, the Fund may invest in corporate debt securities, U.S. government and agency debt and taxable municipal securities.

Fund Details (continued)

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk.

Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Fund Details (continued)

Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.

These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs, Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Fund Details (continued)

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti- fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Fund Details (continued)

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default.

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield (junk bond) investments.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Fund Details (continued)

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Fund Details (continued)

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Fund Details (continued)

Contingent Capital Security Risk. Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Strategy losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Fund Details (continued)

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

LIBOR Replacement Risk. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Destinations Municipal Fixed Income Fund

Investment objective

Current income that is exempt from federal income taxation.

Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities that pay interest that is exempt from regular federal income tax. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued (although there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction), although municipal instruments issued for certain purposes may not be tax-exempt.

Fund Details (continued)

The Fund may invest in general obligation bonds secured by the issuer’s full faith, credit and taxing power, revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities, industrial development bonds, moral obligation bonds, tax-exempt derivative instruments, stand-by commitments, municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions. The Fund may invest in companies with limited operating histories.

The Fund primarily invests in investment grade debt obligations, but may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

For non-corporate shareholders subject to the alternative minimum tax (“AMT”), a limited portion of the Fund’s dividends may be subject to federal tax.

In buying and selling securities for the Fund, a Sub-adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Sub-advisers will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that they believe will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and thirteen years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.

The Fund’s investment adviser may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Fund Details (continued)

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.

Fund Details (continued)

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Tax Risk. The risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends. The Fund may rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. In such instances, neither the Fund nor the Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. Some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the AMT tax applicable to non-corporate shareholders. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Fund Details (continued)

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Puerto Rico Risk. To the extent the Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Fund. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Fund Details (continued)

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices.

Fund Details (continued)

Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date.

Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

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Fund Details

Destinations Multi Strategy Alternatives Fund

Investment objective

Capital appreciation with reduced correlation to equity and fixed income markets.

Principal investment strategies

The Fund employs, under normal market conditions, a strategy intended to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between the unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.

The unaffiliated funds or Sub-advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral; (iv) global macro strategies; and (v) relative value credit strategies. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.

The Fund invests primarily in U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments (including foreign governments), bank loans, commodities, currencies, warrants, depositary receipts, real estate investment trust (REITs), structured products, including mortgage-backed securities and collateralized loan obligations (CLOs), floating rate instruments, exchange traded funds, exchange-traded notes and derivative instruments (which may involve leverage), principally, options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may also invest in companies with limited operating histories and in companies conducting an initial public offering (IPO). In addition, the Fund may invest in cash and cash equivalents, commercial paper, money market instruments and other short-term obligations to achieve its investment goal. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:

•	the relative risk to reward potential throughout the financial markets;

•	the ability to offer specific sector and style exposure in a cost and tax efficient manner;

•	the business model;

•	the competitive landscape;

•	upcoming product introductions;

•	recent and projected financial metrics;

•	cost;

•	counterparty risk; or

•	potential price inefficiencies.

In selecting investments for purchase and sale, the Sub-advisers may seek investment opportunities where a catalyst has been identified that is expected to occur within the near to immediate term, generally within twelve months, to unlock the value embedded in the investment opportunity. Investment opportunities may center on corporate events such as bankruptcies, mergers, acquisitions, refinancing, corporate reactions to government and regulatory agency rulings, earnings surprise and other corporate events.

The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets countries.

The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investments will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.

Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

Fund Details (continued)

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:

•	the risk of a counterparty has increased;

•	the Fund should change its asset allocation;

•	the Fund needs to generate cash to invest in more attractive opportunities;

•	there has been a negative change in the fundamental or qualitative characteristics of the issuer;

•	the price of the security has approached, met or exceeded the target price;

•	the average maturity needs to be adjusted;

•	the Fund needs to shift assets into better yielding securities;

•	the country or sector exposure needs to be altered; or

•	an event-driven opportunity is not expected to occur.

The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.

Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Fund Details (continued)

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.

A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.

Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.

Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.

Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Economic Risk of Global Health Events Risk. The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Fund Details (continued)

High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.

These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.

Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, prepayment risk (described below). Mortgage-backed securities also are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage- backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

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Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.

Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.

Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed- end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Additionally, many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by a Fund’s independent pricing service and the fair value prices determined for the Fund could differ from those of other market participants.

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Event-Driven Risk. The evaluation of the outcome of a proposed investment opportunity, whether a corporate event such as a merger, acquisition, refinancing, reorganization, regulatory issue, or other investment opportunity, may prove incorrect and the Fund’s return on the investment may be negative. Even if the judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. These risks may be realized for a variety of reasons, such as the inability to finance a transaction, lack of regulatory approval from state, federal or international agencies or failure of shareholders to approve a transaction.

Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Fund Details (continued)

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices.

Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

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Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.

Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti- fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.

Fund Details (continued)

Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the SAI for additional information.

Collateralized Loan Obligations (CLOs) Risk. CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CLOs, the Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CLO securities will depend on the performance and characteristics of the related underlying collateral.

Legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CLOs that may be owned by the Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.

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Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs, Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.

Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.

Fund Details (continued)

Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.

Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point.

Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates.

Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Exchange-Traded Notes (ETNs) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.

U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Fund Details (continued)

Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITS and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.

Fund Details (continued)

LIBOR Replacement Risk.  The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

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Fund Details

Destinations Shelter Fund

Investment objective

Capital appreciation with lower volatility than broad equity markets.

Principal investment strategies

The Fund’s investment strategy seeks to provide capital appreciation through broad exposure to the equity markets with a lower volatility profile than long-only equity strategies, due to its implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market, thereby reducing the level of positive returns required to recoup losses (also referred to as drawdown risk). Insofar as the Fund’s investment strategy seeks to minimize investment losses during a declining equity market, it can be thought of as seeking to provide “shelter” to investors while weathering such market conditions.

The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among one or more professional money managers (each, a “Sub-Adviser,” collectively, the “Sub-Advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.

To achieve its investment objective, the Fund may invest in equity securities (including U.S. and foreign common stocks, real estate investment trust (REITs) and depositary receipts, including emerging markets); cash, cash equivalents, money market instruments, and shares of money market funds; U.S. investment grade fixed income securities of various maturities, including U.S. government bonds; derivative instruments, including options on equity indexes, interest rate swaps, total return swaps, credit default swaps, and futures; structured notes, and interests in unaffiliated funds. The Fund will use derivative investments primarily for hedging purposes. The Fund has the ability to invest in equity securities of issuers of various capitalizations, including small- and mid-cap issuers.

The Fund will invest in a diversified portfolio of equity securities and will implement an option overlay strategy, pursuant to which it will systematically purchase and sell exchange-traded index put options (i.e., instruments that give the holder the right, but not the obligation, to sell an underlying asset) and sell exchange-traded index call options (i.e., instruments that give the holder the right, but not the obligation, to buy an underlying asset). The Fund’s combination of equity exposure, downside protection from investments in put options, and income from the sale of index call options, is designed to provide the Fund with investment returns associated with equity market investments, but with less risk and a lower volatility profile than traditional long-only equity strategies. Specifically, the Fund will seek to buy an index put option at a higher strike price and write (or sell) an index put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling an index call option on the same index. As a trade-off for providing shelter during declining equity markets, the Fund is expected to underperform traditional long-only equity strategies in rising equity markets and is not expected to provide shelter from equity market downside during periods of low volatility.

Fund Details (continued)

The Fund may also lend portfolio securities in an attempt to earn additional income.

A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive. A Sub-adviser may also enter into or exit out of derivative investments based on, among other reasons, its expectations of equity market volatility.

Principal risks

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

The Fund’s principal risks include:

Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests typically will underperform positive returns from the equity markets. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Low and minimum volatility equity securities tend not to appreciate or depreciate significantly over short periods of time. However, such securities may not necessarily protect against significant market declines, and they may limit participation in significant market gains. Because the Fund is designed to serve as a hedge against large equity market declines, the Fund could produce negative returns in years when equity markets are rising.

Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.

Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITs and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.

Fund Details (continued)

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.

Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Fund Details (continued)

Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-adviser’s choice of securities.

U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Derivatives Risk. Derivatives, such as futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).

Fund Details (continued)

Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Fund Details (continued)

Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time.

Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Structured Notes Risk. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use structured notes.

Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

Fund Details (continued)

Hedging Risk. The Fund may use derivative investments for hedging purposes. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment and Account Information

Fund Management

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), serves as the investment adviser for each series of the Brinker Capital Destinations Trust (the “Trust,” and each series, a “Fund,” and collectively, the “Funds”). The Funds share a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds.

The investments and strategies described in this Prospectus are those that the Adviser and the Sub-advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. A Fund will do so only if the Adviser or the Sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. It is unlikely that a Fund would achieve its investment objectives during any period of time that its assets are invested for temporary defensive or liquidity purposes.

There is no guarantee that any Fund will achieve its investment objective. Unless otherwise explicitly stated herein, or in the Statement of Additional Information (“SAI”), the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (“Board”), without shareholder approval.

The Multi-Manager Strategy

The Adviser acts as manager-of-managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits the Adviser, with the approval of the Board, to appoint and replace Sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval. As a manager-of-managers, the Adviser is ultimately responsible for the investment performance of the Funds. The Board supervises the Adviser and the Sub-advisers and establishes policies that they must follow in their management activities. The exemptive order does not apply to any Sub-adviser that is affiliated with the Funds or the Adviser.

The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements. The manager-of-managers structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Consistent with the conditions of the SEC exemptive order, shareholders will be notified of any changes made to Sub-advisers or sub-advisory agreements.

In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

The Adviser screens a universe of registered investment advisory firms and tracks the performance of these advisory firms. The Adviser continually evaluates the strength and performance of these firms, focusing on a number of key issues, including:

•	level of expertise

•	relative performance and consistency of performance

•	strict adherence to investment discipline or philosophy

•	personnel, facility and financial strength

•	quality of service and communication

The Adviser employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Adviser’s selection is subject to approval by the Board. Many of the Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing.

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.

Investment and Account Information (continued)

The address of the Adviser’s principal office is 17605 Wright Street, Omaha, Nebraska 68130. The Adviser also maintains an office at 1055 Westlakes Drive, Suite 250, Berwyn, Pennsylvania 19132. The Adviser is a limited liability company organized and existing under the laws of the State of Nebraska. Subject to the review and approval of the Board, the Adviser is responsible for selecting, supervising, monitoring and evaluating the Sub-advisers. The Adviser also is responsible for recommending to the Board whether a Sub-adviser should be replaced. The Funds rely upon exemptive orders from the SEC that permits the Adviser to select new Sub-advisers or replace existing Sub-advisers without first obtaining shareholder approval and also to approve new or any material amendments to existing sub-advisory agreements without complying with the in-person meeting requirements. One of the conditions of the exemptive orders is that the Board, including a majority of the “non-interested” Trustees, must approve each new Sub-adviser. In accordance with the exemptive order, the Funds will provide investors with information about each new Sub-adviser within 90 days of the hiring of any new Sub-adviser.

A discussion regarding the Board’s basis for approving the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report for the fiscal year ended February 28, 2023.

The following portfolio managers are primarily responsible for the management of the Funds and the oversight of the Sub-advisers as described above, including recommending the hiring and termination of such Sub-advisers.

Brian Storey, CFA, is Deputy Chief Investment Officer - Destinations Portfolios and Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. Prior to joining the Adviser, Mr. Storey was a senior portfolio manager at First Citizens Bank & Trust where he oversaw portfolio construction for the globally-diversified investment strategies utilized by the firm’s private wealth and institutional clients. Previously, he served in varied leadership and operational roles during his five years as an officer in the U.S. Coast Guard. Mr. Storey graduated from the United States Coast Guard Academy with a Bachelor of Science in management and earned his MBA from Duke University’s Fuqua School of Business where he graduated as a Fuqua scholar. He is a CFA® charterholder and a member of the CFA® Institute and the CFA® Society North Carolina.

Michael Hadden, CFA, is a Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. Prior to joining the Adviser in 2020, Mr. Hadden served as an Investment Research Analyst from 2018 to 2020 and a Junior Investment Analyst from 2017 to 2018 at CLS Investments. He graduated from the University of Nebraska at Lincoln with a Bachelor of Science degree in finance and accounting. Mr. Hadden is a CFA® charterholder and holds the DACFP Certificate in Blockchain and Digital Assets as well as a FINRA Series 65 license. He is a member of the CFA® Society of Nebraska.

Timothy Holland, CFA, is a Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. He previously served as the Senior Vice President and Global Investment Strategist at the Adviser. Prior to joining the Adviser in 2017, Mr. Holland was the Co-Head of US Sub-Advisory at Pictet Asset Management, and, prior to that role, was a Portfolio Manager and Partner at TAMRO Capital Partners from 2005 to 2016.

Rusty Vanneman, CFA, CMT & BFA, is the Chief Investment Officer and a Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. He previously served as Chief Investment Strategist of the Adviser from 2020-2023 and Chief Investment Officer of the Adviser from 2019-2020. Prior to joining the Adviser, Mr. Vanneman served as President of CLS Investments LLC from 2018-2019 and Chief Investment Officer of CLS Investments LLC from 2012-2019. He received his Bachelor of Science in Management from Babson College in Wellesley, Massachusetts. Mr. Vanneman is a CFA® charterholder. He is also a Chartered Market Technician® (CMT) and a Behavioral Finance Advisor (BFA).

Andrew Goins, CFA, is a Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. He previously served as the Director of Separately Managed Accounts and Mutual Fund Due Diligence and as an Investment Manager at the Adviser. He stated with the Adviser in 2010. Mr. Goins graduated from The Ohio State University with a Bachelor of Science in business administration. He is a CFA® charterholder and a member of the CFA® Society of Philadelphia.

The Sub-advisers. The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages and certain information about the Fund manager or portfolio management team for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Destinations Large Cap Equity Fund:

BlackRock Investment Management, LLC: BlackRock Investment Management, LLC (“BIM”), located at 1 University Square Drive, Princeton, NJ 08540, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to BIM. Paul Whitehead has been a Managing Director of BlackRock, Inc. (“BlackRock”) since 2010 and was previously a Director of BlackRock from 2009 to 2010. Prior to joining BIM, Mr. Whitehead was a Principal at Barclays Global Investors from 2002 to 2009. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993. Jennifer Hsui, CFA, has been a Managing Director of BlackRock since 2011 and was previously a Director at BlackRock from 2009 to 2011. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley. Peter Sietsema is a Director and Senior Portfolio Manager within BIM’s ETF and Index Investments Index Equity Team. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001.

Investment and Account Information (continued)

Columbia Management Investment Advisers, LLC: Columbia Management Investment Advisers, LLC (“CMIA”), located at 290 Congress Street, Boston, MA 02210, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to CMIA. Thomas Galvin, CFA, is a Senior Portfolio Manager and Head of Focused Large Cap Growth at CMIA. Mr. Galvin joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Galvin began his investment career in 1983 and earned an undergraduate degree in Finance from Georgetown University and a Master of Business Administration from New York University. Richard Carter is a Senior Portfolio Manager at CMIA. Mr. Carter joined one of the Columbia Management legacy firms or acquired business lines in 2003. Mr. Carter began his investment career in 1993 and earned a Bachelor of Arts from Connecticut College. Todd Herget is a Senior Portfolio Manager at CMIA. Mr. Herget joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Herget began his investment career in 1998 and earned a Bachelor of Science from Brigham Young University and a Master of Business Administration from the University of Notre Dame.

Newton Investment Management North America, LLC.  Newton Investment Management North America, LLC (“NIMNA”), located at 200 Park Avenue, New York, New York 10166, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. Brian C. Ferguson manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to NIMNA. Mr. Ferguson is the Senior Portfolio Manager on the Dynamic Large Cap Value Equity strategy, a position he has held since 2003. He is the Head of the Large Cap Value team and also the Analyst responsible for the Health Care and Financials sectors. Previously, Mr. Ferguson was a portfolio manager of NIMNA’s predecessor, The Bank of New York Mellon Corporation (“BNY”) Mid Cap Value strategy. Mr. Ferguson joined BNY in 1997 as a Research Analyst on the Small and Mid Cap Opportunistic Value team. Before joining BNY, Mr. Ferguson was a Research Analyst at Wellington Management. Prior to that, Mr. Ferguson was an Assistant Director of General Electric Capital Corp.’s corporate treasury group and graduated from GE’s Financial Management Program. Mr. Ferguson received a Bachelor of Arts in Economics and International Relations from Bucknell University and a Master of Business Administration with a concentration in Finance from Columbia Business School.

River Road Asset Management, LLC: River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000 Louisville, KY 40202, serves as Sub-adviser to the Destinations Large Cap Equity Fund. Daniel Johnson serves as a portfolio manager for River Road’s Mid Cap Value and Large Cap Value Select Portfolios. He previously served as Senior Equity Analyst for River Road. Prior to joining River Road in 2006, Mr. Johnson was a public accountant with PricewaterhouseCoopers. Mr. Johnson graduated from the University of Kentucky with a B.S. in Accounting and a Masters of Accountancy. He became a Certified Public Accountant in 2005. Mr. Johnson earned the Chartered Financial Analyst® designation in 2010 and is a member of the CFA Institute and CFA Society Louisville. Matthew W. Moran serves as a portfolio manager of River Road’s Mid Cap Value and Large Cap Value Select Portfolios. Prior to joining River Road in 2007, Mr. Moran held various investment positions at Goldman Sachs, Citigroup, and Morningstar. Mr. Moran graduated summa cum laude from Bradley University with a B.S. in Finance and earned an M.B.A. from The University of Chicago Booth School of Business. He holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and CFA Society Louisville.

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, Massachusetts 02210, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to SSGA FM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of SSGA and SSGA FM and Deputy Head of Global Equity Beta Solutions in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Prior to his current role, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Investment and Account Information (continued)

Strategas Asset Management, LLC: Strategas Asset Management, LLC (“Strategas”), located at 52 Vanderbilt Avenue, 19th Floor, New York, New York, 10017, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. Strategas is affiliated with Strategas Securities, LLC (doing business as Strategas Research Partners), an institutional brokerage firm focused on providing macro research. Daniel M. Clifton, Lead Portfolio Manager, and Nicholas G. Bohnsack, Portfolio Co-Manager, of Strategas manage the portion of the Destinations Large Cap Equity Fund’s assets allocated to Strategas. Daniel Clifton is a Portfolio Manager for Strategas. In addition, Mr. Clifton is Partner and Head of Policy Research for Strategas Securities, LLC (a broker-dealer and investment advisory affiliate of Strategas) and has served in those roles for the past five years. In this capacity, Mr. Clifton evaluates government policy initiatives and its impact on the global economy and financial markets for institutional investors. Mr. Clifton is responsible for developing the Policy Opportunities strategy that is used to manage the portion of the Fund’s assets allocated to Strategas. Nicholas Bohnsack is President of Strategas. Mr. Bohnsack also is a founding member and President and Chief Operating Officer of Strategas Securities, LLC, where he co-leads its Investment Strategy team working to identify major themes with broad implications for the global financial markets.

T. Rowe Price Associates, Inc.: T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 E. Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. Joseph Fath, CPA, manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to T. Rowe Price. Mr. Fath is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. Mr. Fath is the Chairman of the Investment Advisory Committee for the Growth Stock Fund. Mr. Fath is also a member of the portfolio management team for the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. Mr. Fath serves as a Vice President and Investment Advisory Committee member of the Media & Telecommunications, Capital Opportunity and Mid-Cap Growth Funds. Mr. Fath joined the firm in 2002 as an Analyst covering gaming, lodging, cruise lines, airlines, and air freight and logistics companies. Mr. Fath graduated, with honors, with a Bachelor of Science in accounting from the University of Illinois at Urbana-Champaign. He earned a Master of Business Administration, with honors, in Finance and Entrepreneurial Management from the Wharton School at the University of Pennsylvania. Mr. Fath also has earned the Certified Public Accountant accreditation.

William Blair Investment Management, LLC: William Blair (“William Blair”), 50 North Riverside Plaza, Chicago, Illinois 60606, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to William Blair are James Golan, CFA, Partner and Portfolio Manager, and David Ricci, CFA, Partner and Portfolio Manager. Mr. Golan is a portfolio manager on William Blair's Large Cap Growth strategy and a research analyst covering U.S. large-cap technology stocks. Prior to assuming his current role in 2005, Mr. Golan was a research analyst focusing on financial, technology, industrial, and resource stocks. Before joining William Blair in 2000, he worked at Citigroup Global Asset Management and at Kemper Financial as a research analyst. Mr. Golan is a member of the CFA Institute and the CFA Society Chicago. He received a B.A. from DePaul University and an M.B.A., Northwestern University Kellogg Graduate School of Management. Mr. Ricci is a portfolio manager on William Blair's Large Cap Growth strategy. Prior to assuming his current role in 2018, he was also a portfolio manager on the Mid Cap Growth strategy beginning in 2005. Before joining William Blair in 1994, Mr. Ricci gained extensive experience at Procter & Gamble, Melville, and Bain & Company. He is a member of the CFA Institute and the CFA Society Chicago. Mr. Ricci received his B.S. from Brown University and M.B.A. from Harvard Business School.

Investment and Account Information (continued)

Destinations Small-Mid Cap Equity Fund:

Ceredex Value Advisors LLC: Ceredex Value Advisors LLC (“Ceredex”), located at 301 East Pine Street, Suite 500, Orlando, Florida 32801, serves as a Sub-adviser to the Small-Mid Cap Equity Fund. Ceredex is a wholly-owned subsidiary of Virtus Partners, Inc. (“VPI”), which is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”). Don Wordell, CFA, and Cody P. Smith, CFA manage the portion of the Small-Mid Cap Equity Fund’s assets allocated to Ceredex. Mr. Wordell currently serves as Managing Director of Ceredex. He has been a Portfolio Manager at Ceredex since 2001 and has worked in investment management since 1996. Mr. Smith is a portfolio manager at Ceredex. Mr. Smith joined what is now Ceredex in 2007 as a Director and Senior Research Analyst. Mr. Smith has been in the investment management industry since 2004.

Driehaus Capital Management LLC: Driehaus Capital Management LLC (“Driehaus”), located at 25 East Erie Street, Chicago, IL 60611, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Small-Mid Cap Equity Fund’s assets allocated to Driehaus. Jeff James has served as Lead Portfolio Manager of the Driehaus Micro Cap Growth Strategy since 1998. He has also managed the Driehaus Small Cap Growth Strategy since 2006. Mr. James initially joined Driehaus Capital Management in 1997 as a Sector Analyst covering the information technology and energy sectors for the firm’s Small Cap Growth and Mid Cap Growth strategies. Prior to joining the firm, from 1991 to 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an Analyst. Mr. James began his career with Lehman Brothers in 1990. Mr. James received his B.S. in Finance from Indiana University in 1990 and his MBA from DePaul University in 1995. Michael Buck has served as Portfolio Manager on the Driehaus Micro Cap Growth and Driehaus Small Cap Growth strategies since 2009. Prior to joining Driehaus in 2002, Mr. Buck began his career at Deloitte Consulting, LLC as a Business Analyst. Mr. Buck received his Bachelor of Arts and Bachelor of Music in Economics and cello performing from Northwestern University in 2000. Prakash Vijayan has served as Assistant Portfolio Manager on the Driehaus Micro Cap Growth Strategy since 2020. Prior to joining the firm in 2010, Mr. Vijayan began his career as an Equity Research Analyst at Beekman Capital Management in 2005, covering technology, media and telecommunication sectors. Mr. Vijayan is a CFA charterholder and received his Bachelor of Technology from Indian Institute of Technology in 2003 and his Master of Science in mechanical engineering from Arizona State University in 2005.

Leeward Investments, LLC: Leeward, located at One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. R. Todd Vingers, CFA, and Mr. Jay Willadsen, CFA, manage the portion of the Destination Small-Mid Cap Equity Fund’s assets allocated to Leeward. Mr. Vingers is the President of Leeward Investments, and also serves as head of the investment team and Portfolio Manager on the team’s investment strategies. Prior to joining Leeward, he spent 20 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as Managing Director. Mr. Vingers has over 30 years of investment experience. He holds a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute. Mr. Willadsen is a Portfolio Manager on the Mid Cap Value strategy at Leeward. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 23 years of investment experience. He holds a BA from Buena Vista University and an MBA from Indiana University. Mr. Willadsen is a CFA charterholder, a member of the CFA Institute and the Boston Bank Analyst Society.

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, Massachusetts 02210, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to SSGA FM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of SSGA and SSGA FM and Deputy Head of Global Equity Beta Solutions in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Prior to his current role, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Investment and Account Information (continued)

Destinations International Equity Fund:

BAMCO, Inc.: BAMCO, Inc. (“BAMCO”), located at 767 Fifth Avenue, 49th Floor, New York, New York 10153, serves as a Sub-adviser to the Destinations International Equity Fund. Michael Kass and Anuj Aggarwal manage the portion of the Destinations International Equity Fund’s assets allocated to BAMCO. Mr. Kass has been the Portfolio Manager of the Destinations International Equity Fund since 2017. He joined BAMCO in November 2007 to develop international and emerging markets strategies. Mr. Kass has been the Portfolio Manager of Baron International Growth Fund and Baron Emerging Markets Fund since their inceptions in 2008 and 2010, respectively and the co-manager of Baron New Asia Fund since its inception in 2021. From 1996 until 2003, Mr. Kass co-managed the Furman Selz Large Cap Growth portfolios, and beginning in 1998, he co-founded the Artemis Funds, a long-short strategy with a similar discipline as Large Cap Growth. In 2003, Mr. Kass formed Artemis Advisors, LLC to acquire the Artemis Funds from ING Furman Selz. Mr. Kass spent ten years in equity investment management at ING Furman Selz, and was named a Senior Managing Director and Portfolio Manager in 1996. From 1989 until 1993, he was an Associate in investment banking at Lazard Frères. Mr. Kass began his career in 1987 as an Analyst in corporate finance at Bear, Stearns & Co. Inc. Mr. Aggarwal has been the Assistant Portfolio Manager of the Destinations International Equity Fund since 2022. He joined Baron in 2012 as a research analyst and was named portfolio manager of Baron New Asia Fund in 2021. In 2020, Mr. Aggarwal was named assistant portfolio manager of Baron Emerging Markets Fund. From 2005 to 2007, Mr. Aggarwal was an investment banking analyst at J.P. Morgan Securities. From 2007 to 2009, he worked at Crestview Partners as an associate. Mr. Aggarwal graduated from MIT with a B.S. in Management Science in 2005 and from Columbia Business School with an M.B.A. in 2012.

Barrow, Hanley, Mewhinney & Strauss, LLC: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Destinations International Equity Fund. Barrow Hanley is a Delaware limited liability company and an indirect majority-owned affiliate of Perpetual Limited, a publicly traded company. Rand Wrighton, CFA, and Patrik H.H. Wibom manage the portion of the Destinations International Equity Fund’s assets allocated to Barrow Hanley. Mr. Wrighton joined Barrow Hanley in 2005. Prior to Barrow Hanley, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served as a Captain in the U.S. Marine Corps from 1996-2000. Mr. Wrighton began his investment career at Barrow Hanley as a research analyst covering the Industrials, Energy, and Technology sectors. In 2006, Mr. Wrighton helped to lead the firm’s expansion into Non-U.S., Global and Emerging Market investment products. He is a member of the CFA Society of Dallas-Fort Worth. Mr. Wrighton holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University. Mr. Wibom joined Barrow Hanley in 2019 from Ivaldi Capital LLP in London, where he was a partner and portfolio manager, and was responsible for a Europe-focused fundamental equity strategy. Prior to this role, Mr. Wibom served as an investment manager at Eton Park International LLP for eight years, where he was a senior member of the European equity team. Mr. Wibom began his career at Goldman Sachs & Co. in New York in investment banking. He has 18 years of investment experience. Mr. Wibom received an MSc in Economics and Business, with a major in Finance from the Stockholm School of Economics.

Investment and Account Information (continued)

Causeway Capital Management, LLC: Causeway Capital Management, LLC (“Causeway”), located at 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025, serves as a sub-adviser to the Destinations International Equity Fund. Causeway is organized as a Delaware limited liability company headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal, risk, and compliance functions from that location. Causeway is wholly-owned by its parent holding company, Causeway Capital Holdings LLC. The following team of portfolio managers manage the portfolio of the Destinations International Equity Fund’s asset allocated to Causeway: Arjun Jayaraman, PhD, CFA, MacDuff Kuhnert, CFA, Joe Gubler, CFA and Ryan Myers. Mr. Jayaraman is head of the quantitative research group at Causeway. He has been a portfolio manager at Causeway since January 2006. Prior to joining Causeway, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management and prior to that a portfolio manager for Putnam Investments. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business) and is a CFA charterholder. Mr. Kuhnert is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. Prior to joining Causeway, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder. Mr. Gubler is a director of Causeway and performs quantitative research. He joined Causeway in April 2005. Prior to joining Causeway, Mr. Gubler worked as the Director of Engineering for the MonsterTRAK division of Monster.com. Previously, Mr. Gubler developed database-enabled web applications for a wide range of companies. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder. Mr. Myers is a Director of Causeway and performs quantitative research.  He joined Causeway in June 2013.  Prior to joining Causeway, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities.  Previously, Mr. Myers worked as an analyst at Canyon and as an associate for Oaktree Capital Management in the distressed opportunities group.  Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs.  Mr. Myers earned a BA, magna cum laude, in economics from Harvard University and an MBA from the Stanford Graduate School of Business.

Loomis, Sayles & Company, L.P: Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, MA 02111 serves as a sub-adviser to the Destinations International Equity Fund. Ashish Chugh manages the portion of the portion of the Destinations International Equity Fund’s assets allocated to Loomis Sayles. Mr. Chugh is a Vice President of Loomis Sayles and Portfolio Manager of the Long-Only and Long-Short Global Emerging Market Equity strategies. Mr. Chugh joined Loomis Sayles in May 2018 from Och-Ziff Capital in Hong Kong, where he was a Managing Director and Manager of an emerging markets portfolio for the firm’s multi-strategy hedge fund. Prior to this, he spent a decade at the Wellington Management Company in Boston as a managing director, where he focused on investing in long-short equities in emerging markets. Mr. Chugh earned a Bachelor of Science in electrical & computer engineering from the University of British Columbia and an MBA from Harvard Business School.

MFS Investment Management: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199 serves as a Sub-adviser to the Destinations International Equity Fund. The portion of the Destinations International Equity Fund allocated to MFS is managed by Philip Evans and Benjamin Stone. Mr. Evans is an Investment Officer of MFS and has been employed in the investment area of MFS since 2011. Prior to joining MFS, Mr. Evans was an Equity Analyst at Baillie Gifford & Co. Mr. Stone is an Investment Officer of MFS and has been employed in the investment area of MFS since 2005. Mr. Stone began his investment career in 1996 at Schroders Investment Management where he served as an Equity Research Analyst. Mr. Stone received his Bachelor’s degree from Durham University.

Investment and Account Information (continued)

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, Massachusetts 02210, serves as a Sub-adviser to the Destination International Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to SSGA FM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of SSGA and SSGA FM and Deputy Head of Global Equity Beta Solutions in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Prior to his current role, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

T. Rowe Price Associates, Inc.: T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 E. Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Destinations International Equity Fund. Richard Clattenburg, CFA, manages the portion of the Destinations International Equity Fund’s assets allocated to T. Rowe Price. Mr. Clattenburg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Inc. He is a Portfolio Manager for the T. Rowe Price International Growth Equity Strategy. Mr. Clattenburg is also a Vice President and Investment Advisory Committee member of the Global Real Estate Fund, a Vice President of T. Rowe Price International Funds, and an Investment Advisory Committee member of the International Stock Fund. Prior to joining the firm in 2005, Mr. Clattenburg was employed by Goldman Sachs as a Financial Analyst in its Investment Management Division. He earned a Bachelor of Science, summa cum laude, in Economics with a concentration in Accounting from The Wharton School at the University of Pennsylvania. Mr. Clattenburg also has earned the Chartered Financial Analyst designation.

Wasatch Advisors, Inc.: Wasatch Advisors, Inc. (“Wasatch Advisors”), located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108, serves as a Sub-adviser to the Destinations International Equity Fund. A team of investment professionals manages the portion of the Destinations International Equity Fund’s assets allocated to Wasatch Advisors. Linda Lasater, CFA, has been a Portfolio Manager for the Destinations International Equity Fund since 2017. Ms. Lasater is also a Lead Portfolio Manager for Wasatch International Micro Cap portfolios and a Portfolio Manager for Wasatch International Small Cap Growth portfolios. She joined Wasatch Advisors in 2006 as a Senior Equities Analyst on the international research team. Prior to joining Wasatch Advisors, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth, and a Bachelor of Business Administration in Management Information Systems from the University of Texas. Dan Chace, CFA, has been a Portfolio Manager for the Destinations International Equity Fund since January 31, 2020. Mr. Chace joined Wasatch Advisors in 2003 and has over 21 years of experience in the investment management industry. Allison He, CFA has been an Associate Portfolio Manager for the Wasatch International Micro Cap portfolios since January 31, 2018. She joined Wasatch Advisors in 2013 as a senior research analyst on the international research team. She has over 14 years of experience in the investment management industry and also a background in data engineering and analytics. Prior to joining Wasatch advisors, she was a vice president and associate portfolio manager at Western Investment LLC, a multi-strategy hedge fund. Ms. He earned a Master of Business Administration from the Wharton School of the University of Pennsylvania where she was awarded the Palmer Scholar honor. Ms. He also holds a Master of Engineering in Computer Science from the University of Utah.

Investment and Account Information (continued)

Destinations Equity Income Fund:

Federated Equity Management Company of Pennsylvania: Federated Equity Management Company of Pennsylvania (“FEMCOPA”), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as a Sub-adviser to the Destinations Equity Income Fund. A team of investment professionals manages the portion of the Destinations Equity Income Fund’s assets allocated to FEMCOPA. Federated Advisory Services Company (“FASC”), an affiliate of FEMCOPA and located at the same address, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FEMCOPA. FEMCOPA and FASC are wholly owned subsidiaries of Federated Hermes, Inc. (“FHI”). Daniel Peris, CFA, is a Senior Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Peris joined FHI in August 2002. Previously, Mr. Peris worked at Argus Research Corp., New York. Mr. Peris earned his Bachelor of Arts from Williams College, his Master of Philosophy from Oxford University and his Ph.D. from the University of Illinois. Mr. Peris has 23 years of investment experience. Deborah D. Bickerstaff is a Senior Vice President and Portfolio Manager of FEMCOPA. Ms. Bickerstaff joined FHI in July 1996. Previously, Ms. Bickerstaff held various positions with FHI subsidiary companies including: Associate Portfolio Manager, Senior Analyst, Performance Attribution and Risk Management; Senior Financial Analyst, Fund Treasury, and Senior Fund Controller, Client Financial Services. Ms. Bickerstaff received her Bachelor of Science from La Roche College. Ms. Bickerstaff has 26 years of investment experience. Michael Tucker is a Senior Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Tucker joined FHI in 1993. Previously, Mr. Tucker held various positions with FHI subsidiary companies including: Portfolio Manager, Senior Investment Analyst, and Research Assistant. Mr. Tucker received his Bachelor of Science and Master of Science of Information Assurance at Carnegie Mellon University and has 29 years of investment experience. Jared Hoff is a Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Hoff joined FHI in 2000. Prior to joining FHI, Mr. Hoff worked as Adjunct Professor of Graduate Finance at Duquesne University, Fed Funds/Eurodollars Trader at PNC Bank, and Investment Analyst, Mergers & Acquisitions Analyst at FHI. Mr. Hoff received his Bachelor of Science from Duquesne University and his Master of Business Administration from Carnegie Mellon University. Mr. Hoff has 21 years of industry experience.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (“NBIA”), located at 1290 Avenue of the Americas, New York, NY 10104, serves as a Sub-adviser to the Destinations Equity Income Fund. The Fund is managed by Portfolio Managers Richard S. Levine, Managing Director of NBIA, who has been with the firm since 1989, Alexandra Pomeroy, Managing Director of NBIA, who has been with the firm since 2005, and Associate Portfolio Managers William D. Hunter, Managing Director of NBIA, who has been with the firm since 2006 and Shawn Trudeau, Senior Vice President of NBIA, who has been with the firm since 2011.

Nuveen Asset Management, LLC: Nuveen Asset Management, LLC (“Nuveen”), located at 2029 Century Park East, 16th Floor, Los Angeles, CA 90067, serves as a Sub-adviser to the Destinations Equity Income Fund. Nuveen represents the Asset Management division of Teachers Insurance and Annuity Association of America (TIAA), a leading financial services provider. A team of investment professionals manages the portion of the Destinations Equity Income Fund’s assets allocated to Nuveen. James T. Stephenson, CFA, is a Managing Director of Nuveen and a Portfolio Manager and Equity Analyst of Nuveen and its predecessor NWQ Investment Management Company, LLC (“NWQ”) from 2012 until January 2022; he served as Associate Director of Research of NWQ from 2019 to January 2022. From 2006 to 2012, Mr. Stephenson was a Managing Director and Equity Analyst of NWQ. Thomas J. Ray, CFA, is Managing Director of Nuveen. Mr. Ray was the Co-Head of Fixed Income and Portfolio Manager/Analyst of NWQ from 2017 to January 2022. From 2015 to 2017, Mr. Ray was a Managing Director of NWQ as well as the Head of Fixed Income and Portfolio Manager/Analyst. Prior to joining NWQ in 2015, Mr. Ray worked as a private investor. Peter Boardman is a Managing Director of Nuveen. From 2015 to 2022, Mr. Boardman was a managing Director of NWQ.

Destinations Core Fixed Income Fund:

DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to DoubleLine. Jeffrey E. Gundlach is the founder and Chief Executive Officer of DoubleLine and DoubleLine Equity LP and is Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009 and of DoubleLine Equity since its inception in 2013. He is a graduate of Dartmouth College summa cum laude holding a Bachelor of Arts in Mathematics and Philosophy. Mr. Gundlach attended Yale University as a PhD candidate in Mathematics. Jeffrey J. Sherman, CFA, has been the Deputy Chief Investment Officer of DoubleLine since June 2016 and a Portfolio Manager since September 2010. Mr. Sherman participates on the Fixed Income Asset Allocation Committee and is a Portfolio Manager for derivative-based and multi-asset strategies. He joined DoubleLine in December 2009. Prior to DoubleLine, Mr. Sherman was a Senior Vice President at TCW where he worked as a Portfolio Manager and Quantitative Analyst focused on fixed-income and real-asset portfolios. Mr. Sherman assisted in developing real-asset strategies for TCW and was a Portfolio Manager overseeing several commodity funds. Prior to TCW, he was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a Bachelor of Science in Applied Mathematics from the University of the Pacific and a Master of Science in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

Investment and Account Information (continued)

Merganser Capital Management Inc.: Merganser Capital Management Inc. (“Merganser”), located at 99 High Street, Boston, MA 02110, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability company. The principal owners of Merganser are the Gahan 2019 Descendants’ Trust and Jonathan M. Nelson indirectly through Providence Equity Capital Markets Merganser LLC, an affiliate of Providence Equity Partners L.L.C. (“Providence”). Andrew M. Smock, CFA and Todd Copenhaver, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Merganser. Mr. Smock joined Merganser in 2003 and serves as Chief Executive Officer and Chief Investment Officer. In addition to overseeing the investment team, he is a portfolio manager for Merganser’s longer-duration strategies. Mr. Smock holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston. Mr. Copenhaver joined Merganser in 2013. He is the head of credit research and a portfolio manager for Merganser’s longer-duration strategies. Prior to joining Merganser, Mr. Copenhaver was a portfolio analyst at Galliard Capital Management. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Wellington Management Company LLP: Wellington Management Company LLP (“Wellington”), located at 280 Congress Street, Boston, MA 02210, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. Joseph F. Marvan, CFA, Campe Goodman, CFA, and Robert D. Burn, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Wellington. Prior to joining Wellington in 2003, Mr. Marvan was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, nondollar bonds, and investment-grade credit (1996 — 2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988 — 1996). Mr. Marvan earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Goodman joined Wellington in 2000. He spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics. Mr. Goodman received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, he holds the Chartered Financial Analyst designation. Mr. Burn joined Wellington in 2007. Prior to joining Wellington, he worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003 — 2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998 — 2003). Mr. Burn earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Destinations Low Duration Fixed Income Fund:

CrossingBridge Advisors, LLC: CrossingBridge Advisors, LLC (“CrossingBridge”), located at 427 Bedford Road Suite 220, Pleasantville, New York 10570, serves as a Sub-adviser to the Destinations Low Duration Fixed Income Fund. CrossingBridge is a wholly owned subsidiary of ENDI Corp. (“ENDI”). A team of investment professionals manages the portion of the Destinations Low Duration Fixed Income Fund’s assets allocated to CrossingBridge. David K. Sherman is a Portfolio Manager and has been the President of Cohanzick Management, LLC (“Cohanzick”), CrossingBridge’s previous parent company, since its inception in 1996. Kirk Whitney joined Cohanzick in 2014. Mr. Whitney is currently an Assistant Portfolio Manager and has been an employee of CrossingBridge since its inception in 2016. Mr. Whitney holds a Bachelor of Science from Pennsylvania State University.

Investment and Account Information (continued)

DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, serves as a Sub-adviser to the Destinations Low Duration Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Low Duration Fixed Income Fund’s assets allocated to DoubleLine. Jeffrey E. Gundlach is the founder and Chief Executive Officer of DoubleLine and DoubleLine Equity LP and is Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009 and of DoubleLine Equity since its inception in 2013. He is a graduate of Dartmouth College summa cum laude holding a Bachelor of Arts in Mathematics and Philosophy. Mr. Gundlach attended Yale University as a PhD candidate in Mathematics. Jeffrey J. Sherman, CFA, has been the Deputy Chief Investment Officer of DoubleLine since June 2016 and a Portfolio Manager since September 2010. Mr. Sherman participates on the Fixed Income Asset Allocation Committee and is a Portfolio Manager for derivative-based and multi-asset strategies. He joined DoubleLine in December 2009. Prior to DoubleLine, Mr. Sherman was a Senior Vice President at TCW where he worked as a Portfolio Manager and Quantitative Analyst focused on fixed-income and real-asset portfolios. Mr. Sherman assisted in developing real-asset strategies for TCW and was a Portfolio Manager overseeing several commodity funds. Prior to TCW, he was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a Bachelor of Science in Applied Mathematics from the University of the Pacific and a Master of Science in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder. Luz M. Padilla joined DoubleLine in 2009 as the Director of the Emerging Markets Group. Ms. Padilla attended University of California at Berkeley as a fellow of the Robert A. Toigo Foundation and graduated with a Master of Business Administration in 1994. Ms. Padilla received her Bachelor of Arts in Economics in 1989 from Stanford University in Palo Alto, California. Robert Cohen was named as DoubleLine’s Director of Global Developed Credit in September 2016. Mr. Cohen has been a Portfolio Manager of DoubleLine since July 2012. Prior to DoubleLine, Mr. Cohen was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

Destinations Global Fixed Income Opportunities Fund:

CrossingBridge Advisors, LLC: CrossingBridge Advisors, LLC (“CrossingBridge”), located at 427 Bedford Road Suite 230, Pleasantville, New York 10570, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. CrossingBridge is a wholly owned subsidiary of ENDI Corp. (“ENDI”). A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to CrossingBridge. David K. Sherman is a Portfolio Manager and has been the President of Cohanzick Management, LLC (“Cohanzick”), CrossingBridge’s previous parent company, since its inception in 1996. Jonathan Berg joined Cohanzick in 2010. Mr. Berg is currently an Assistant Portfolio Manager and Senior Analyst and has been an employee of CrossingBridge since its inception in 2016. Mr. Berg has more than 21 years of investment experience having worked at Bear Stearns, Merrill Lynch, Ellington Management, and Trust Company of the West. Mr. Berg holds a Bachelor of Arts from Duke University.

DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to DoubleLine. Luz M. Padilla joined DoubleLine in 2009 as the Director of the Emerging Markets Group. Ms. Padilla attended University of California at Berkeley as a fellow of the Robert A. Toigo Foundation and graduated with a Master of Business Administration in 1994. Ms. Padilla received her Bachelor of Arts in Economics in 1989 from Stanford University in Palo Alto, California. Mark Christensen joined DoubleLine in 2009 and is a Portfolio Manager and Senior Credit Analyst. Mr. Christensen graduated from Brigham Young University with a Bachelor of Science in Business Management with an emphasis in International Finance. Su Fei Koo joined DoubleLine in 2009 and is a Portfolio Manager and Senior Credit Analyst. Ms. Koo holds a Bachelor of Science in Business Administration from the University of Houston and a Master of Business Administration in Finance from the University of Southern California.

Nuveen Asset Management, LLC: Nuveen Asset Management, LLC, (“Nuveen”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen, LLC (“Nuveen”). Founded in 1898, Nuveen is a subsidiary, and represents the Asset Management division, of Teachers Insurance and Annuity Association of America. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, have primary responsibility for the day-to-day management of that portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to Nuveen. Mr. Baker is a portfolio manager for Nuveen’s global fixed income team and heads the preferred securities sector team. He is the lead portfolio manager for the Preferred Securities strategies, as well as a co-portfolio manager for the firm’s Multi-Sector strategies. Mr. Baker is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He has managed the Preferred Securities and Income strategy since its inception in 2006 and the Strategic Income strategy since 2016. Mr. Baker also manages the firm’s municipal derivatives overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen municipal bond complex. Mr. Baker joined the firm in 2006 as a vice president and derivatives analyst and later his responsibilities expanded to include portfolio management duties. Previously, he spent three years at Lehman Brothers in institutional fixed income and derivatives sales and five years at Bank of America in corporate and commercial banking. Mr. Baker graduated with a B.S., with honors, in Finance from the University of Illinois and an M.B.A., with honors, in Finance and Economics from the University of Chicago’s Graduate School of Business. Mr. Baker holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago.

Investment and Account Information (continued)

Ms. Langenfeld is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the co-manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Ms. Langenfeld has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Ms. Langenfeld was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Ms. Langenfeld graduated with a B.B.A. in Finance and International Business from the University of Wisconsin-Madison. She also holds the CFA designation and is a member of the CFA Society of Chicago and the CFA Institute.

Destinations Municipal Fixed Income Fund

Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. Daniel S. Solender and Gregory M. Shuman manage the portfolio of the Destinations Municipal Fixed Income Fund’s assets allocated to Lord Abbett. Mr. Solender is a Partner and Director of Tax Free Fixed Income at Lord Abbett. He joined Lord Abbett in 2006 and has been a Partner since 2008. Mr. Solender previously served as Vice President and Portfolio Manager at Nuveen Investments; Principal and Portfolio Manager at Vanguard Group; and Financial Analyst/Assistant Manager, Research and Product Development at Citibank. He has been working in the financial services industry since 1987. Mr. Shuman is a Partner and Portfolio Manager at Lord Abbett. He joined Lord Abbett in 2010 and has been a Partner since 2022. Mr. Shuman has been working in the financial services industry since 2010. He previously served as a Portfolio Analyst and Associate Portfolio Manager for Lord Abbett’s municipal bond team.

Northern Trust Investments, Inc.: Northern Trust Investments, Inc. (“NTI”), located at 50 S. LaSalle Street, Chicago, IL 60603, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to NTI. Adam Shane, CFA, and Nate Miller have been managing a portion of the Destinations Municipal Fixed Income Fund since December 2022. Mr. Shane is Co-Head of Municipal Bond Portfolio Management on the Global Fixed Income team at Northern Trust Asset Management. In this capacity, Mr. Shane has responsibility for the oversight and management of both investment grade and high yield municipal bond strategies. Mr. Shane has held various positions in portfolio management, credit research, and product management at Northern Trust Asset Management, and prior to that at Nuveen. He has a B.A. in history from Williams College and an MBA, with concentrations in accounting and finance, from the University of Chicago, Graduate School of Business. Mr. Shane is an active CFA® Charterholder, a member of the CFA Society Chicago, the CFA Institute, the Chicago Municipal Analysts Society, and the National Federation of Municipal Analysts. Mr. Miller is a Portfolio Manager of Municipal Bonds on the Global Fixed Income team at Northern Trust Asset Management. In this role, he is responsible for managing tax-exempt portfolios across mutual funds and separately managed accounts. Mr. Miller joined the Northern Trust in 1995 and worked in various senior operations and relationship management roles before joining the Global Fixed Income team in 2003. He earned a Bachelor’s degree in finance from the University of Illinois at Champaign-Urbana in 1994.

Investment and Account Information (continued)

Seix Investment Advisors LLC: Seix Investment Advisors LLC (“Seix”), located at 1 Maynard Drive, Suite 3200, Park Ridge, NJ 07656, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc., a publicly traded company. Dusty L. Self manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to Seix. Ms. Self joined Seix upon its integration with their predecessor firm in May 2014. Ms. Self joined the predecessor firm in 1992 and has industry experience since 1992. Ms. Self is a seasoned senior portfolio manager focused on the investment grade — tax-exempt strategies. Before attaining her current position, Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self received a B.S. in Business Management from the University of Maryland and is member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society.

Destinations Multi Strategy Alternatives Fund:

Driehaus Capital Management LLC: Driehaus Capital Management LLC (“Driehaus”), located at 25 East Erie Street, Chicago, IL 60611, serves as a Sub-adviser to the Destinations Multi Strategy Alternatives Fund. A team of investment professionals manages the portion of the Destination Multi Strategy Alternatives Fund’s assets allocated to Driehaus. Michael Caldwell has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as the Assistant Portfolio Manager to the strategy since 2013. Mr. Caldwell also serves as a Senior Analyst on the Driehaus Micro Cap Growth and Driehaus Small Cap Growth strategies. Prior to joining the firm in 2008, Mr. Caldwell worked as a graduate research associate for the department of biomedical engineering at Yale University in 2007. Mr. Caldwell began his career as Co-Founder and Managing Director of Ivy Concierge, LLC from 2005-2007. Yoav Sharon has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as the Assistant Portfolio Manager to the strategy since 2015. Mr. Sharon also serves as the firm’s Senior Options Analyst, a role he has held since joining Driehaus in 2012. Prior to joining Driehaus, Mr. Sharon worked at Peak6 Investments, LLC as a Senior Analyst and trader from 2010 to 2012. From 2005 to 2008, Mr. Sharon served as a Managing Member of a firm he helped found, RayaTrading LLC. From 2002 to 2004, Mr. Sharon held positions of increasing responsibility at STR Trading Partners LLC, leaving that firm with a title of Senior Trader. Thomas McCauley has been a Portfolio Manager for the Driehaus Event Driven Strategy since 2018 and previously served as an Assistant Portfolio Manager to the strategy since June 1, 2017. Before joining the firm in 2013 as a senior analyst, he was an investment analyst for Chicago Fundamental Investment Partners.

LMCG Investments, LLC: LMCG Investments, LLC (“LMCG”), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108, serves as a Sub-adviser to the Destinations Multi Strategy Alternatives Fund. LMCG is a board-managed limited liability company that is independently owned and controlled by its employees. David Weeks, Ajit Kumar, CFA, Edwin Tsui, CFA, Andreas Eckner, Ph.D., and Guillaume Horel, Ph.D. manage the portion of the Destinations Multi Strategy Alternatives Fund’s assets allocated to LMCG. Each member of this Relative Value Credit team joined LMCG in 2015 when LMCG’s acquired certain assets of Serenitas Capital LP (“Serenitas”), a firm this team co- founded in 2012. Mr. Weeks is the Chief Investment Officer of the team. Prior to joining LMCG, Mr. Weeks was Chief Investment Officer of Serenitas. Mr. Weeks previously worked at Merrill Lynch where he served as a Managing Director responsible for the proprietary trading of Non-Agency Residential Mortgage Backed Securities from 2006 to 2011, and, prior to that, he spent seven years managing the collateralized loan obligations (“CLOs”) Trading Desk. Previously, Mr. Weeks worked at Moody’s Investors Service. Mr. Weeks received a B.S. in Finance from Lehigh University. Mr. Kumar is the Portfolio Manager for investment-grade credit correlation products. Prior to joining LMCG, Mr. Kumar was a Portfolio Manager at Serenitas. Mr. Kumar previously worked at Merrill Lynch where he served as a Director responsible for the proprietary trading of credit correlation products from 2005 to 2011, and, prior to that, he traded arbitrage relationships and relative value opportunities. Previously, Mr. Kumar worked at Morgan Stanley. Mr. Kumar received his Bachelor of Engineering in Computer Science from C.R. State College of Engineering, his MBA from McGill University, and his M.S. in Financial Mathematics from Stanford University. Mr. Kumar holds a Chartered Financial Analyst designation from the CFA Institute and is a member of New York Society of Security Analysts. Mr. Tsui is a Co- Portfolio Manager for CLOs and high-yield credit correlation products. Prior to joining LMCG, Mr. Tsui was a Portfolio Manager at Serenitas. Mr. Tsui previously worked at Merrill Lynch serving as a Director first in charge of the proprietary trading of subprime bonds and subsequently the portfolio manager for the proprietary trading of CLOs and tranches of the HYCDX and LCDX credit indices. Mr. Tsui started his career at Merrill Lynch in 2004 as a structurer in the asset based principal investments group. Mr. Tsui received his M.S. in Mathematics in Finance from the Courant Institute of New York University and his undergraduate Master of Physics degree from the University of Oxford. Mr. Tsui holds a Chartered Financial Analyst designation from the CFA Institute and is a member of New York Society of Security Analysts. Mr. Eckner is the Portfolio Manager for residential mortgage backed securities (“RMBS”). Prior to joining LMCG, Mr. Eckner was a Portfolio Manager at Serenitas. Mr. Eckner previously worked at Merrill Lynch serving as Vice President in proprietary trading where he traded RMBS from 2007 to 2011. Prior to joining the financial industry, Mr. Eckner was at Stanford University where he completed a Ph.D. in Statistics and served on the admissions committee for the M.S. program in Financial Mathematics. Mr. Horel is a Co-Portfolio Manager for CLOs and high-yield credit correlation products. Prior to joining LMCG, Mr. Horel was a Portfolio Manager at Serenitas. Mr. Horel previously worked at Merrill Lynch serving as a Vice President in proprietary trading where he traded CLOs from 2007 to 2011. Prior to joining Merrill Lynch, he worked for the structured credit analytics group at Goldman Sachs. Mr. Horel graduated with a degree in Engineering from Ecole Centrale and a degree in Economics from Panthéon-Sorbonne University in Paris. He holds a M.S. in Financial Mathematics and a Ph.D. in Statistics, both from Stanford University.

Investment and Account Information (continued)

Destinations Shelter Fund

Gateway Investment Advisers, LLC: Gateway Investment Advisers, LLC (“Gateway”), located at 312 Walnut Street, Suite 3500 Cincinnati, Ohio 45202, serves as a Sub-adviser to the Fund. A team of investment professionals manages the portion of the Fund’s assets allocated to Gateway. Daniel M. Ashcraft, CFA joined Gateway in 2009 and holds the position of Portfolio Manager. Mr. Ashcraft received a B.A. from Miami University of Ohio. Michael T. Buckius, CFA joined Gateway in 1999 and holds the positions of President and Chief Investment Officer. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore. Mitchell J. Trotta, CFA joined Gateway in 2016 and holds the position of Portfolio Manager. Mr. Trotta earned his BBA in Finance from the University of Cincinnati. Kenneth H. Toft, CFA joined Gateway in 1992 and holds the positions of Senior Vice President and Portfolio Manager. Mr. Toft holds a B.A. and M.B.A. from the University of Cincinnati. Michael A. Dirr joined Gateway in 1999 and holds the position of Trader. Mr. Dirr holds a B.B.A from Thomas More College.

Management Fees. The Adviser receives an advisory fee from each Fund for its services. In turn, the Adviser pays each Sub-adviser a fee for its sub-advisory services. The Adviser may voluntarily waive a portion or all of the management fees otherwise payable to it by a Fund. For the fiscal year ended February 28, 2023, the Adviser received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

Fund	Contractual Advisory Fee	Actual Advisory Fee Paid
Destinations Large Cap Equity Fund	0.75%	0.61%
Destinations Small-Mid Cap Equity Fund	0.90%	0.89%
Destinations International Equity Fund	1.00%	0.90%
Destinations Equity Income Fund	0.80%	0.70%
Destinations Core Fixed Income Fund	0.65%	0.58%
Destinations Low Duration Fixed Income Fund	0.70%	0.69%
Destinations Global Fixed Income Opportunities Fund	0.85%	0.74%
Destinations Municipal Fixed Income Fund	0.70%	0.54%
Destinations Multi Strategy Alternatives Fund	1.35%	0.90%
Destinations Shelter Fund	0.85%	0.74%

The SAI provides additional information about each Sub-adviser, including more information about their investment strategies and techniques, compensation paid to each Sub-adviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Pricing of Fund Shares

Each Fund sells its shares at net asset value ("NAV"). NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets  —  liabilities/number of shares = NAV). NAV takes into account the expenses and fees of a Fund, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

Investment and Account Information (continued)

In calculating NAV, a Fund generally values its investment portfolio at market price. If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund's administrator at current market value in accordance with the Fund's Pricing and Valuation Procedures. The Trust's Board of Trustees has designated the Adviser as the Valuation Designee for the Funds pursuant to Rule 2a-5 under the 1940 Act (the "Rule"). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. The Adviser, in furtherance of the Board's designation, has appointed a committee of the Adviser’s persons to function as the Valuation Designee (the "Brinker Pricing Team") and has established Fair Value Procedures to implement the Rule and the Fund’s Pricing and Valuation Procedures (together with the Fair Value Procedures, the " Valuation Procedures").

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”)) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.

When valuing fixed income securities, each Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. For certain fixed income securities with remaining maturities of 60 days or less, a Fund may use the security’s amortized cost, unless amortized cost is determined not to be representative of fair value.

Fair Value Pricing

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Fair Value Procedures.

The Brinker Pricing Team must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures, which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, (vii) market quotations or independent pricing agents are viewed as unreliable or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Brinker Pricing Team will determine the value after taking into consideration relevant information reasonably available to the Brinker Pricing Team. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) pricing history of the security, (iii) changes in interest rates, (iv) spreads, (v) the size of the holding in a Fund or (vi) any other factors deemed relevant in making a fair value determination.

Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. Although a Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

For foreign securities traded on foreign exchanges, the Trust uses a third-party pricing service to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges.

Investment and Account Information (continued)

Description of Share Classes

Class I Shares and Class Z Shares are offered in this Prospectus.

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.

Shares of different classes are available to different eligible investors.

Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs, which includes a sub-transfer agent fee.

Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs, which do not include a sub-transfer agent fee.

How to Buy Shares

Fund shares are currently available primarily to investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Funds as an investment solution. Certain platforms on which the Funds are sold may permit investment outside of an advisory program.

In connection with the third-party advisory programs, an authorized financial institution or intermediary may designate other intermediaries to accept purchase and redemption requests for Fund shares, which will be deemed to be received when accepted by a Fund’s transfer agent. These requests will be executed at the next determined NAV after the intermediary receives the request, if transmitted to a Fund in accordance with the Funds’ procedures and applicable law. The intermediary is responsible for transmitting requests and delivering funds on a timely basis.

Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. Shareholders will be notified of any such rejection as promptly as reasonably practicable  —  typically within two business days. There are no minimum initial or subsequent investment amount requirements for the Funds. The Funds do not issue share certificates.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT Act. The USA PATRIOT Act of 2001 requires financial institutions, including the Funds and the Adviser to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an account, you will be required to supply the Adviser with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a

P.O. Box will not be accepted. Until such verification is made, the Adviser may temporarily limit any security purchases, including in the Funds. In addition, the Adviser may close an account if it is unable to verify a shareholder’s identity. As required by law, the Adviser may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

If the Adviser does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Accounts may only be opened by persons with a valid social security number or tax identification number and permanent

U.S. street address. Any exceptions are reviewed on a case-by-case basis.

Investment and Account Information (continued)

How to Convert Shares

Depending on the share class you are invested in and your authorized financial institutions or intermediary’s policies, you may covert certain classes of shares you own of a Fund for shares of different class of shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your authorized financial institution or intermediary. The transaction will be based on the respective NAV of each class to be exchanged on the trade date for the conversion.

A conversion between share classes of the same Fund is generally considered to be a nontaxable event. However, you should consult with your authorized financial institution or intermediary and your tax adviser for more information.

How to Sell Shares

All redemption requests accepted by Funds’ transfer agent before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in proper form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account.

If you hold Fund shares through an account at an authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly for information about how to sell Fund shares. Your financial institution or intermediary may charge a fee for its services.

If an investor discontinues participation in Destinations and/or are no longer an eligible shareholder for the Funds, the investor’s shares in the Funds may be subject to compulsory redemption by the Funds. The Funds have the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder for up to seven days, as permitted by law.

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a shareholder that fails to maintain an investment of at least $5,000 across the Funds.

The Fund may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in NAV. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the Internal Revenue Service (“IRS”) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds. Normally, the Funds will make payment on your redemption request on the business day following the day on which your request is received (regardless of the method of payment that is used to facilitate your redemption), but it may take up to seven days. A Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

For investors in Destinations, redemption proceeds will be deposited in your Destinations account unless you instruct otherwise. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

Investment and Account Information (continued)

The Funds intend to pay sale (redemption) proceeds in cash. However, under highly unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. A redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may have to hold such securities indefinitely.

Electronic Delivery. It is the Funds’ policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Destinations account with your financial advisor.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Payments to the Adviser. Every Destinations account pays asset-based fees to the Adviser for investment advisory services which varies based on the amount of money in your Destinations account. Please refer to your Destinations account materials for more information about payments to the Adviser for investment advisory services related to your

Destinations account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of a fund’s shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders.

The Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients of the Adviser; and (ii) clients of the Adviser that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income, Destinations Multi Strategy Alternatives, and Destinations Shelter Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity, and Destinations International Equity to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund is treated as a separate entity for federal tax purposes, and intends to quality for special tax treatment afforded to regulated Investment companies (“RICs”) under Subchapter M of the Code. So long as a Fund meets the requirements for being a tax-qualified RIC, the Fund will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. If a Fund fails to qualify as a RIC or fails to meet the distribution requirement, the Fund will be subject to federal income tax at the 21% corporate rate and distributed income (including any distributions of net tax- exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s current and accumulated earnings and profits.

Investment and Account Information (continued)

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Distributions, including short-term capital gain distributions, and long-term capital gain distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends are generally taxable as ordinary income, individual shareholders are taxed on such dividends at long-term capital gain rates, currently set at a maximum rate for individuals of 20%, to the extent the dividends are attributable to “qualified dividend income” received by a Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from certain corporations exempt from tax under Section 501 or 521 of the Code and certain dividends from REITs and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income. In addition, certain of the investment strategies of a Fund may limit its ability to generate qualified dividend income.

You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because the amount of the distribution received will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Dividends paid by the Destinations Municipal Fixed Income Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross income for regular federal income tax purposes. To qualify to pay exempt-interest dividends, at least 50% of the value of the total assets of the Destinations Municipal Fixed Income Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Destinations Municipal Fixed Income Fund’s taxable year. Some of the Destinations Municipal Fixed Income Fund’s income that is exempt from regular federal income taxation may be subject to the AMT applicable to non-corporate shareholders. The Destinations Municipal Fixed Income Fund may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be ordinary income when it is paid to you. The Destinations Municipal Fixed Income Fund may not be a preferable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal income tax consequences of their investments.

A Fund that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). Such treatment of Section 163(j) Interest Dividends by a shareholder is generally subject to holding period requirements and other potential limitations. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

In general, selling redeeming and exchanging shares are taxable events. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions or disallowed to the extent of the amount of exempt interest dividends received with respect to those shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

Generally, an exchange between share classes in the same Fund is not reported as a taxable sale. However, for tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

After December 31 of each year, each Fund (or its administrative agent) will mail you, or provide the Adviser as sponsor of Destinations, reports containing information about the income tax classification of distributions paid during the year.

Investment and Account Information (continued)

Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January of the following year, are taxable as if they were paid in December of the previous year. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Funds’ distributions, dividends and redemption proceeds.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Funds (as well as capital gains realized on the sale or exchange of shares of the Funds). “Net investment income” does not include distributions of exempt-interest.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction” for federal income tax purposes. “Miscellaneous itemized deductions” are not permitted for taxable years beginning before January 1, 2026.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition, the Funds are also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the default cost basis method which if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Funds’ shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A Fund may hold foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund. For further information about the tax effects of holding shares in the Fund, please see the SAI and consult your tax adviser.

Financial Highlights

The Financial Highlights tables are intended to help an investor understand the Funds’ shares financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended 2023 has been audited by KPMG, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request. The information for the fiscal years ended 2021 and 2022 has been audited by BBD, LLP. The information for the fiscal years ended prior to February 28, 2021 were audited by Tait, Weller & Baker, LLP.

Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$14.44	$15.84	$11.88	$11.61	$11.71

Income (Loss) from Operations:
Net investment income(1)	0.08	0.04	0.07	0.10	0.11
Net realized and unrealized gain	(1.14)	1.33	4.19	0.40	0.18
Total Income from Operations	(1.06)	1.37	4.26	0.50	0.29

Less Distributions From:
Net investment income	(0.07)	(0.10)	(0.01)	(0.10)	(0.10)
Net realized gain	(0.62)	(2.67)	(0.29)	(0.13)	(0.29)
Total Distributions	(0.69)	(2.77)	(0.30)	(0.23)	(0.39)
Net Asset Value, End of Period	$12.69	$14.44	$15.84	$11.88	$11.61
Total Return(2)	(7.21)%	7.48%	35.94%	4.18%	2.73%
Net Assets, End of Period (millions)	$3,992	$4,783	$4,450	$3,651	$3,427

Ratios to Average Net Assets:
Gross expenses	0.96%	0.95%	0.95%	0.95%	0.97%
Net expenses(3)	0.82%	0.80%	0.82%	0.82%	0.85%
Net investment income(3)	0.64%	0.21%	0.56%	0.84%	0.91%
Portfolio Turnover Rate(4)	71%	83%	48%	49%	28%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.18	$12.81	$9.65	$9.46	$10.00

Income (Loss) from Operations:
Net investment income(2)	0.08	0.05	0.08	0.10	0.07
Net realized and unrealized gain	(0.90)	1.12	3.40	0.34	(0.21)
Total Income from Operations	(0.82)	1.17	3.48	0.44	(0.14)

Less Distributions From:
Net investment income	(0.09)	(0.13)	(0.03)	(0.12)	(0.11)
Net realized gain	(0.62)	(2.67)	(0.29)	(0.13)	(0.29)
Total Distributions	(0.71)	(2.80)	(0.32)	(0.25)	(0.40)
Net Asset Value, End of Period	$9.65	$11.18	$12.81	$9.65	$9.46
Total Return(3)	(7.16)%	7.65%	36.16%	4.45%	(0.94	)%(4)
Net Assets, End of Period (millions)	$397	$506	$283	$200	$70

Ratios to Average Net Assets:
Gross expenses	0.81%	0.80%	0.80%	0.80%	0.82	%(5)
Net expenses(6)	0.67%	0.65%	0.67%	0.67%	0.70	%(5)
Net investment income(6)	0.79%	0.36%	0.70%	0.96%	1.06	%(5)
Portfolio Turnover Rate(7)	71%	83%	48%	49%	28	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$12.97	$16.43	$10.92	$11.31	$10.98

Income (Loss) from Operations:
Net investment income(1)	0.04	(0.01)	0.01	0.06	0.06
Net realized and unrealized gain	(0.82)	0.55	5.80	0.04	0.84
Total Income from Operations	(0.78)	0.54	5.81	0.10	0.90

Less Distributions From:
Net investment income	—	—	(0.00)*	(0.06)	(0.05)
Net realized gain	(0.40)	(4.00)	(0.30)	(0.43)	(0.52)
Total Distributions	(0.40)	(4.00)	(0.30)	(0.49)	(0.57)
Net Asset Value, End of Period	$11.79	$12.97	$16.43	$10.92	$11.31
Total Return(2)	(5.86)%	1.66%	53.65%	0.52%	9.02%
Net Assets, End of Period (millions)	$1,036	$1,198	$1,167	$890	$962

Ratios to Average Net Assets:
Gross expenses	1.13%	1.11%	1.11%	1.11%	1.12%
Net expenses(3)	1.12%	1.10%	1.11%	1.08%	1.03%
Net investment income(3)	0.36%	(0.05)%	0.09%	0.54%	0.53%
Portfolio Turnover Rate(4)	125%	111%	145%	110%	85%

*	Amount is less than $0.005 per share.

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.68	$13.17	$8.80	$9.20	$10.00

Income (Loss) from Operations:
Net investment income(2)	0.05	0.01	0.02	0.06	0.04
Net realized and unrealized gain	(0.63)	0.50	4.67	0.05	(0.25)
Total Income from Operations	(0.58)	0.51	4.69	0.11	(0.21)

Less Distributions From:
Net investment income	—	—	(0.02)	(0.08)	(0.07)
Net realized gain	(0.40)	(4.00)	(0.30)	(0.43)	(0.52)
Total Distributions	(0.40)	(4.00)	(0.32)	(0.51)	(0.59)
Net Asset Value, End of Period	$8.70	$9.68	$13.17	$8.80	$9.20
Total Return(3)	(5.78)%	1.86%	53.85%	0.69%	(1.24	)%(4)
Net Assets, End of Period (millions)	$101	$126	$74	$46	$19

Ratios to Average Net Assets:
Gross expenses	0.98%	0.96%	0.96%	0.97%	0.97	%(5)
Net expenses(6)	0.97%	0.95%	0.96%	0.94%	0.88	%(5)
Net investment income(6)	0.51%	0.10%	0.22%	0.66%	0.68	%(5)
Portfolio Turnover Rate(7)	125%	111%	145%	110%	85	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$13.24	$15.11	$11.30	$10.86	$11.69

Income (Loss) from Operations:
Net investment income(1)	0.12	0.01	0.00 *	0.09	0.09
Net realized and unrealized gain	(1.33)	(1.22)	3.81	0.44	(0.77)
Total Income from Operations	(1.21)	(1.21)	3.81	0.53	(0.68)

Less Distributions From:
Net investment income	(0.20)	(0.03)	(0.00)*	(0.09)	(0.12)
Net realized gain	(0.11)	(0.63)	—	—	(0.03)
Total Distributions	(0.31)	(0.66)	—	(0.09)	(0.15)
Net Asset Value, End of Period	$11.72	$13.24	$15.11	$11.30	$10.86
Total Return(2)	(9.07)%	(8.36)%	33.76%	4.83%	(5.71)%
Net Assets, End of Period (millions)	$1,840	$2,419	$2,288	$1,884	$1,618

Ratios to Average Net Assets:
Gross expenses	1.26%	1.24%	1.24%	1.25%	1.28%
Net expenses(3)	1.16%	1.20%	1.23%	1.17%	1.18%
Net investment income(3)	1.03%	0.05%	0.02%	0.77%	0.83%
Portfolio Turnover Rate(4)	66%	48%	38%	27%	32%

*	Amount is less than $0.005 per share.

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.48	$13.18	$9.86	$9.48	$10.00

Income (Loss) from Operations:
Net investment income(2)	0.12	0.02	0.02	0.06	0.02
Net realized and unrealized gain	(1.16)	(1.05)	3.32	0.43	(0.38)
Total Income from Operations	(1.04)	(1.03)	3.34	0.49	(0.36)

Less Distributions From:
Net investment income	(0.22)	(0.04)	(0.02)	(0.11)	(0.13)
Net realized gain	(0.11)	(0.63)	—	—	(0.03)
Total Distributions	(0.33)	(0.67)	(0.02)	(0.11)	(0.16)
Net Asset Value, End of Period	$10.11	$11.48	$13.18	$9.86	$9.48
Total Return(3)	(8.98)%	(8.16)%	33.91%	5.05%	(3.43	)%(4)
Net Assets, End of Period (millions)	$184	$253	$145	$99	$33

Ratios to Average Net Assets:
Gross expenses	1.11%	1.09%	1.09%	1.10%	1.13	%(5)
Net expenses(6)	1.01%	1.05%	1.08%	1.02%	1.03	%(5)
Net investment income(6)	1.19%	0.13%	0.14%	0.62%	0.98	%(5)
Portfolio Turnover Rate(7)	66%	48%	38%	27%	32	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$11.91	$10.26	$9.74	$10.20	$10.14

Income (Loss) from Operations:
Net investment income(2)	0.36	0.34	0.34	0.35	0.32
Net realized and unrealized gain	(0.47)	1.65	0.63	(0.40)	0.39
Total Income from Operations	(0.11)	1.99	0.97	(0.05)	0.71

Less Distributions From:
Net investment income	(0.34)	(0.34)	(0.31)	(0.32)	(0.29)
Net realized gain	(0.19)	—	(0.14)	(0.09)	(0.36)
Total Distributions	(0.53)	(0.34)	(0.45)	(0.41)	(0.65)
Net Asset Value, End of Period	$11.27	$11.91	$10.26	$9.74	$10.20
Total Return(3)	(0.83)%	19.68%	10.37%	(0.78)%	7.52%
Net Assets, End of Period (millions)	$652	$469	$375	$441	$391

Ratios to Average Net Assets:
Gross expenses	1.04%	1.04%	1.03%	1.03%	1.04%
Net expenses(3)	0.94%	0.92%	0.92%	0.88%	0.87%
Net investment income(3)	3.10%	2.94%	3.60%	3.31%	3.13%
Portfolio Turnover Rate(4)	46%	58%	54%	43%	74%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$11.52	$9.94	$9.44	$9.89	$10.00

Income (Loss) from Operations:
Net investment income(2)	0.36	0.35	0.34	0.36	0.20
Net realized and unrealized gain	(0.45)	1.59	0.62	(0.38)	0.21
Total Income from Operations	(0.09)	1.94	0.96	(0.02)	0.41
Less Distributions From:
Net investment income	(0.35)	(0.36)	(0.32)	(0.34)	(0.16)
Net realized gain	(0.19)	—	(0.14)	(0.09)	(0.36)
Total Distributions	(0.54)	(0.36)	(0.46)	(0.43)	(0.52)
Net Asset Value, End of Period	$10.89	$11.52	$9.94	$9.44	$9.89
Total Return(3)	(0.65)%	19.71%	10.63%	(0.58)%	4.51	%(4)
Net Assets, End of Period (millions)	60	$44	$24	21	$10

Ratios to Average Net Assets:
Gross expenses	0.89%	0.89%	0.88%	0.88%	0.89	%(5)
Net expenses(6)	0.79%	0.77%	0.77%	0.74%	0.72	%(5)
Net investment income(6)	3.24%	3.09%	3.72%	3.46%	3.28	%(5)
Portfolio Turnover Rate(7)	46%	58%	54%	43%	74	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.52	$10.19	$10.42	$9.83	$9.83
Income (Loss) from Operations:
Net investment income(1)	0.24	0.12	0.20	0.28	0.28
Net realized and unrealized gain	(1.21)	(0.38)	(0.20)	0.59	(0.01)
Total Income from Operations	(0.97)	(0.26)	—	0.87	0.27

Less Distributions From:
Net investment income	(0.24)	(0.13)	(0.20)	(0.28)	(0.27)
Net realized gain	—	(0.28)	(0.03)	—	—
Total Distributions	(0.24)	(0.41)	(0.23)	(0.28)	(0.27)
Net Asset Value, End of Period	$8.31	$9.52	$10.19	$10.42	$9.83
Total Return(2)	(10.19)%	(2.72)%	0.05%	8.97%	2.77%
Net Assets, End of Period (millions)	$1,793	$2,002	$2,079	$1,896	$1,708
Ratios to Average Net Assets:
Gross expenses	0.89%	0.87%	0.87%	0.88%	0.89%
Net expenses(3)	0.81%	0.79%	0.78%	0.80%	0.81%
Net investment income(3)	2.82%	1.18%	1.91%	2.80%	2.85%
Portfolio Turnover Rate(4)	198%	240%	204%	43%	64%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.79	$10.46	$10.69	$10.08	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.26	0.14	0.22	0.30	0.20
Net realized and unrealized gain	(1.24)	(0.39)	(0.21)	0.61	0.03
Total Income from Operations	(0.98)	(0.25)	0.01	0.91	0.23
Less Distributions From:
Net investment income	(0.26)	(0.14)	(0.21)	(0.30)	(0.15)
Net realized gain	—	(0.28)	(0.03)	—	—
Total Distributions	(0.26)	(0.42)	(0.24)	(0.30)	(0.15)
Net Asset Value, End of Period	$8.55	$9.79	$10.46	$10.69	$10.08
Total Return(3)	(10.08)%	(2.50)%	0.17%	9.11%	2.29	%(4)
Net Assets, End of Period (millions)	$170	$202	$121	$99	$29
Ratios to Average Net Assets:
Gross expenses	0.74%	0.72%	0.72%	0.73%	0.74	%(5)
Net expenses(6)	0.66%	0.64%	0.63%	0.65%	0.66	%(5)
Net investment income(6)	2.96%	1.36%	2.05%	2.90%	3.00	%(5)
Portfolio Turnover Rate(7)	198%	240%	204%	43%	64	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.68	$9.73	$9.75	$9.84	$9.90
Income (Loss) from Operations:
Net investment income(1)	0.42	0.30	0.34	0.33	0.35
Net realized and unrealized gain	(0.39)	0.03	(0.02)	(0.08)	(0.08)
Total Income from Operations	0.03	0.33	0.32	0.25	0.27
Less Distributions From:
Net investment income	(0.51)	(0.37)	(0.34)	(0.34)	(0.33)
Net realized gain	(0.01)	(0.01)	—	—	—
Total Distributions	(0.52)	(0.38)	(0.34)	(0.34)	(0.33)
Net Asset Value, End of Period	$9.19	$9.68	$9.73	$9.75	$9.84
Total Return(2)	0.37%	3.40%	3.43%	2.59%	2.79%
Net Assets, End of Period (millions)	$451	$539	$418	$320	$386
Ratios to Average Net Assets:
Gross expenses	0.96%	0.93%	0.95%	0.96%	0.97%
Net expenses(3)	0.94%	0.93%	0.95%	0.94%	0.93%
Net investment income(3)	4.51%	3.09%	3.63%	3.30%	3.51%
Portfolio Turnover Rate(4)	98%	107%	168%	138%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.89	$9.93	$9.94	$10.03	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.44	0.33	0.36	0.34	0.22
Net realized and unrealized gain	(0.40)	0.02	(0.02)	(0.07)	(0.03)
Total Income from Operations	0.04	0.35	0.34	0.27	0.19
Less Distributions From:
Net investment income	(0.52)	(0.38)	(0.35)	(0.36)	(0.16)
Net realized gain	(0.01)	(0.01)	—	—	—
Total Distributions	(0.53)	(0.39)	(0.35)	(0.36)	(0.16)
Net Asset Value, End of Period	$9.40	$9.89	$9.93	$9.94	$10.03
Total Return(3)	0.49%	3.56%	3.60%	2.69%	1.82	%(4)
Net Assets, End of Period (millions)	$37	$49	$22	$14	$6
Ratios to Average Net Assets:
Gross expenses	0.80%	0.78%	0.80%	0.82%	0.82	%(5)
Net expenses(6)	0.79%	0.78%	0.80%	0.80%	0.78	%(5)
Net investment income(6)	4.63%	3.28%	3.78%	3.40%	3.66	%(5)
Portfolio Turnover Rate(7)	98%	107%	168%	138%	120	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$9.76	$10.02	$9.83	$9.82	$9.99
Income (Loss) from Operations:
Net investment income(1)	0.44	0.32	0.40	0.39	0.38
Net realized and unrealized gain	(0.65)	(0.17)	0.19	0.02	(0.18)
Total Income from Operations	(0.21)	0.15	0.59	0.41	0.20
Less Distributions From:
Net investment income	(0.43)	(0.41)	(0.40)	(0.40)	(0.37)
Net realized gain	—	—	—	—	—
Total Distributions	(0.43)	(0.41)	(0.40)	(0.40)	(0.37)
Net Asset Value, End of Period	$9.12	$9.76	$10.02	$9.83	$9.82
Total Return(2)	(2.09)%	1.49%	6.28%	4.18%	2.20%
Net Assets, End of Period (millions)	$662	$699	$718	$733	$769
Ratios to Average Net Assets:
Gross expenses(3)	1.14%	1.19%	1.13%	1.11%	1.09%
Net expenses(3)(4)	1.03%	1.08%	1.02%	1.00%	0.98%
Net investment income(4)	4.70%	3.17%	4.17%	3.92%	3.90%
Portfolio Turnover Rate(5)	58%	90%	164%	84%	79%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Ratios include interest and dividend expense on short sales which represent less than 0.04%, 0.09%, 0.05%, 0.03% and 0.00% for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the year ended February 28, 2019, respectively.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.94	$10.19	$9.99	$9.98	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.46	0.34	0.42	0.41	0.26
Net realized and unrealized gain	(0.66)	(0.17)	0.19	0.01	(0.08)
Total Income from Operations	(0.20)	0.17	0.61	0.42	0.18
Less Distributions From:
Net investment income	(0.44)	(0.42)	(0.41)	(0.41)	(0.20)
Total Distributions	(0.44)	(0.42)	(0.41)	(0.41)	(0.20)
Net Asset Value, End of Period	$9.30	$9.94	$10.19	$9.99	$9.98
Total Return(3)	(1.91)%	1.67%	6.43%	4.26%	1.72	%(4)
Net Assets, End of Period (millions)	$57	$66	$40	$34	$14
Ratios to Average Net Assets:
Gross expenses(6)	0.99%	1.04%	0.98%	0.96%	0.94	%(5)
Net expenses(6)(7)	0.88%	0.93%	0.87%	0.85%	0.83	%(5)
Net investment income(7)	4.83%	3.30%	4.31%	4.06%	4.05	%(5)
Portfolio Turnover Rate(8)	58%	90%	164%	84%	79	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Ratios include interest and dividend expense on short sales which represent less than 0.04%, 0.09%, 0.05%, 0.03% and 0.00% (annualized) for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the period ended February 28, 2019, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$10.07	$10.38	$10.61	$10.11	$9.93
Income (Loss) from Operations:
Net investment income(1)	0.16	0.10	0.13	0.16	0.17
Net realized and unrealized gain	(0.50)	(0.26)	(0.13)	0.58	0.15
Total Income from Operations	(0.34)	(0.16)	—	0.74	0.32
Less Distributions From:
Net investment income	(0.19)	(0.13)	(0.16)	(0.20)	(0.14)
Net realized gain	—	(0.02)	(0.07)	(0.04)	—
Total Distributions	(0.19)	(0.15)	(0.23)	(0.24)	(0.14)
Net Asset Value, End of Period	$9.54	$10.07	$10.38	$10.61	$10.11
Total Return(2)	(3.37)%	(1.53)%	0.00%	7.38%	3.30%
Net Assets, End of Period (millions)	$819	$887	$884	$878	$862
Ratios to Average Net Assets:
Gross expenses	0.94%	0.93%	0.93%	0.95%	0.95%
Net expenses(3)	0.78%	0.76%	0.77%	0.80%	0.80%
Net investment income(3)	1.62%	0.97%	1.26%	1.56%	1.71%
Portfolio Turnover Rate(4)	48%	41%	38%	38%	84%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$10.10	$10.40	$10.64	$10.14	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.17	0.12	0.15	0.18	0.13
Net realized and unrealized gain	(0.50)	(0.25)	(0.14)	0.57	0.11
Total Income from Operations	(0.33)	(0.13)	0.01	0.75	0.24
Less Distributions From:
Net investment income	(0.20)	(0.15)	(0.18)	(0.21)	(0.10)
Net realized gain	—	(0.02)	(0.07)	(0.04)	—
Total Distributions	(0.20)	(0.17)	(0.25)	(0.25)	(0.10)
Net Asset Value, End of Period	$9.57	$10.10	$10.40	$10.64	$10.14
Total Return(3)	(3.21)%	(1.29)%	0.05%	7.51%	2.42	%(4)
Net Assets, End of Period (millions)	$44	$45	$26	$19	$12
Ratios to Average Net Assets:
Gross expenses	0.79%	0.78%	0.78%	0.80%	0.80	%(5)
Net expenses(6)	0.63%	0.61%	0.62%	0.65%	0.65	%(5)
Net investment income(6)	1.77%	1.14%	1.40%	1.71%	1.86	%(5)
Portfolio Turnover Rate(7)	48%	41%	38%	38%	84	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class I
	2023	2022	2021	2020	2019
Net asset value, Beginning of Period	$10.22	$10.57	$9.67	$9.76	$10.20
Income (Loss) from Operations:
Net investment income(1)	0.31	0.10	0.14	0.37	0.40
Net realized and unrealized gain	(0.13)	0.03	0.91	(0.02)	(0.32)
Total Income from Operations	0.18	0.13	1.05	0.35	0.08
Less Distributions From:
Net investment income	(0.27)	(0.22)	(0.15)	(0.41)	(0.35)
Net realized gain	(0.03)	(0.26)	—	(0.03)	(0.17)
Total Distributions	(0.30)	(0.48)	(0.15)	(0.44)	(0.52)
Net Asset Value, End of Period	$10.10	$10.22	$10.57	$9.67	$9.76
Total Return(2)	1.87%	1.25%	11.09%	3.76%	1.10%
Net Assets, End of Period (millions)	$851	$1,165	$1,102	$888	$897
Ratios to Average Net Assets:
Gross expenses(3)	1.75%	1.75%	1.79%	1.73%	1.71%
Net expenses(3)(4)	1.30%	1.31%	1.40%	1.34%	1.23%
Net investment income(4)	3.13%	0.93%	1.40%	3.86%	4.01%
Portfolio Turnover Rate(5)	70%	90%	150%	119%	109%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Ratios include interest and dividend expense on short sales which represent less than 0.15%, 0.19%, 0.22%, 0.16% and 0.12% for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the year ended February 28, 2019, respectively.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2020), unless otherwise noted:

	Class Z
	2023	2022	2021	2020	2019(1)
Net asset value, Beginning of Period	$9.96	$10.32	$9.44	$9.54	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.32	0.11	0.14	0.35	0.31
Net realized and unrealized gain	(0.12)	0.03	0.91	—	(0.35)
Total Income from Operations	0.20	0.14	1.05	0.35	(0.04)
Less Distributions From:
Net investment income	(0.28)	(0.24)	(0.17)	(0.42)	(0.25)
Net realized gain	(0.03)	(0.26)	—	(0.03)	(0.17)
Total Distributions	(0.31)	(0.50)	(0.17)	(0.45)	(0.42)
Net Asset Value, End of Period	$9.85	$9.96	$10.32	$9.44	$9.54
Total Return(3)	2.16%	1.31%	11.29%	3.87%	(0.21	)%(4)
Net Assets, End of Period (millions)	$72	$108	$60	$41	$15
Ratios to Average Net Assets:
Gross expenses(6)	1.60%	1.60%	1.64%	1.59%	1.56	%(5)
Net expenses(6)(7)	1.15%	1.16%	1.25%	1.20%	1.08	%(5)
Net investment income(7)	3.24%	1.10%	1.52%	3.75%	4.16	%(5)
Portfolio Turnover Rate(8)	70%	90%	150%	119%	109	%(4)

(1)	For the period from Class inception (July 16, 2018) through the period ended February 28, 2019.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Ratios include interest and dividend expense on short sales which represent less than 0.15%, 0.19%, 0.22%, 0.16% and 0.20% (annualized) for the year ended February 28, 2023, for the year ended February 28, 2022, for the year ended February 28, 2021, for the year ended February 29, 2020 and the period ended February 28, 2019, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

	Class I
	2023	2022(1)
Net asset value, Beginning of Period	$9.56	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.03	0.01
Net realized and unrealized gain	(0.85)	(0.44)
Total Income from Operations	(0.82)	(0.43)
Less Distributions From:
Net investment income	(0.02)	(0.01)
Net realized gain	(0.02)	—
Total Distributions	(0.04)	(0.01)
Net Asset Value, End of Period	$8.70	$9.56
Total Return(3)	(8.56)%	(4.33	)%(4)
Net Assets, End of Period (millions)	$99	$123
Ratios to Average Net Assets:
Gross expenses	1.40%	1.40	%(5)
Net expenses(6)	1.29%	1.27	%(5)
Net investment income(6)	0.33%	0.27	%(5)
Portfolio Turnover Rate(7)	5%	2	%(4)

(1)	For the period from Class inception (October 26, 2021) through the period ended February 28, 2022.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)

Destinations Shelter Fund

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

	Class Z
	2023	2022(1)
Net asset value, Beginning of Period	$9.44	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.04	0.01
Net realized and unrealized gain	(0.83)	(0.56)
Total Income from Operations	(0.79)	(0.55)
Less Distributions From:
Net investment income	(0.03)	(0.01)
Net realized gain	(0.02)	—
Total Distributions	(0.05)	(0.01)
Net Asset Value, End of Period	$8.60	$9.44
Total Return(3)	(8.33)%	$(5.51	)%(4)
Net Assets, End of Period (millions)	$2	$2
Ratios to Average Net Assets:
Gross expenses	1.25%	1.22	%(5)
Net expenses(6)	1.14%	1.04	%(5)
Net investment income(6)	0.48%	0.30	%(5)
Portfolio Turnover Rate(7)	5%	2	%(4)

(1)	For the period from Class inception (December 2, 2021) through the period ended February 28, 2022.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Brinker Capital Destinations Trust

Investment Adviser Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments 17605 Wright Street Omaha, NE 68130	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Legal Counsel Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (SAI)

The SAI dated July 1, 2023, as it may be amended from time to time, includes more detailed information about Brinker Capital Destinations Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports will list the Funds’ holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

The Trust sends only one report to a household if more than one account has the same address. Contact your financial advisor or the transfer agent if you do not want this policy to apply to you.

To obtain a SAI, Annual or Semi-Annual Report, or for more information about the Funds:

By telephone: Call 1-877-771-7979

By mail: Write to the Funds at:
Brinker Capital Destinations Trust
P.O. Box 2175
Milwaukee, WI 53201

By internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds’ Website at www.destinationsfunds.com. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Brinker Capital Destinations Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Brinker Capital Destinations Trust’s Investment Company Act registration number is 811-23207.

DSA_PROSPECTUS

STATEMENT OF
ADDITIONAL
INFORMATION
July 1, 2023

BRINKER CAPITAL
DESTINATIONS TRUST

Destinations Large Cap Equity Fund

Class I Shares (DLCFX)

Class Z Shares (DLCZX)

Destinations Small-Mid Cap Equity Fund

Class I Shares (DSMFX)

Class Z Shares (DSMZX)

Destinations International Equity Fund

Class I Shares (DIEFX)

Class Z Shares (DIEZX)

Destinations Equity Income Fund

Class I Shares (DGEFX)

Class Z Shares (DGEZX)

Destinations Core Fixed Income Fund

Class I Shares (DCFFX)

Class Z Shares (DCFZX)

Destinations Low Duration Fixed Income Fund

Class I Shares (DLDFX)

Class Z Shares (DLDZX)

Destinations Global Fixed Income Opportunities Fund

Class I Shares (DGFFX)

Class Z Shares (DGFZX)

Destinations Municipal Fixed Income Fund

Class I Shares (DMFFX)

Class Z Shares (DMFZX)

Destinations Multi Strategy Alternatives Fund

Class I Shares (DMSFX)

Class Z Shares (DMSZX)

Destinations Shelter Fund

Class I Shares (DSHFX)
Class Z Shares (DSHZX)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI supplements the information contained in the current prospectus (“Prospectus”) of Brinker Capital Destinations Trust (the “Trust”), dated July 1, 2023, and should be read in conjunction with the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated February 28, 2023, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Funds’ annual or semi-annual report upon request and free of charge by writing or calling the Funds at P.O. Box 2175, Milwaukee, WI 53201 or 1-877-771-7979 or on the Internet at: www.destinationsfunds.com. You will be notified by mail each time the Funds’ annual or semi-annual report is posted on the Funds’ website and provided with a link to access the report online.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

THE TRUST

Brinker Capital Destinations Trust (the “Trust”) was organized as a Delaware statutory trust under the laws of The State of Delaware on October 10, 2016. The Trust is a series company that currently consists of ten funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company. Each Fund currently offers two classes of shares designated as Class I shares and Class Z shares.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES
AND RISK FACTORS

Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U. S. government, its agencies or instrumentalities). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of its respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Asset-Backed Securities (“ABS”)

ABS are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of ABS may be created in the future. ABS are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. ABS may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

ABS may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. ABS are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

ABS may enhance the Funds’ performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Funds may invest in excess of these credit and holding limitations.

Collateralized Debt Obligations. The Funds invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of ABS. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

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The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Bank Capital Securities

Certain Funds may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

Certain Funds may invest in contingent securities structured as contingent convertible securities (also known as “CoCos”), which are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk.

Bank Loans Risk

Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which a Fund invests are usually rated below investment grade.

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Bankruptcy and Insolvency Issues

Some of the companies in which a Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. A Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy or other insolvency proceedings, a Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, a Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying a Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to a Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of a Fund.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Borrowing

The Funds may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of the Funds’ shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of the Funds’ shares will decrease faster than otherwise would be the case. The Funds may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Funds may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Funds’ total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Funds’ total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

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Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds, Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments, the Funds’ investment adviser (the “Adviser”) or any of the Sub-advisers, the Funds’ distributor, custodian, transfer agent, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber- attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Debt Securities

Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the applicable Fund’s share price. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities. Prices of bonds and senior loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and senior loans prices and, accordingly, a Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and an investing Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield. A Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.

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Senior Loans

Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non- payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of an investing Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with a Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.

Equity Securities

The equity oriented Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose which may have an adverse effect on the Fund’s ability to achieve its investment objective.

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Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Initial Public Offerings ("IPOs"). Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. The Funds' investment in IPO securities may have a significant positive or negative impact on the Funds' performance and may result in significant capital gains.

Non-Publicly Traded Securities. The Funds may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Fixed Income Securities

The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

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Certain of the Funds may invest in U.S. government securities, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other ABS, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

Brady Bonds. “Brady Bonds” is a term used to refer to fixed income instruments that are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Funds, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Funds may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal ... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”

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Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

High Yield Securities. The Funds may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub- advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

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In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of the Funds to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Funds may decline more than a portfolio consisting of higher rated securities. If the Funds experience unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Funds to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require sale of these securities by the Funds, but the Sub-adviser will consider the event in determining whether the Funds should continue to hold the security.

Loan Participations. The Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Funds having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender is interpositioned between the Funds and the Borrower is determined by the applicable Sub-adviser to be creditworthy.

There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Trust Preferred Securities. The fixed income oriented Funds may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

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Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.

The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.

Foreign Issuers

ADRs, EDRs and GDRs. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

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Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurodollar Instruments and Yankee Bonds. The Funds may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

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Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds' investments denominated in non- U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China's surveillance technology sector. These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

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Investments in the United Kingdom. On January 31, 2020, the UK officially withdrew from the EU (commonly known as "Brexit"). Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020, became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021. There is considerable uncertainty about the potential consequences of Brexit, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Investments in Russia. Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States and the United Kingdom have banned oil and other energy imports from Russia, and the European Union has banned most Russian crude oil imports and refined petroleum products, with limited exceptions. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund’s performance and the value of the Fund's investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Supranational Entities. In order to qualify as regulated investment companies (“RICs”), the Funds must satisfy the diversification requirements of the Internal Revenue Code of 1986, as amended (the “IRC”) IRC pursuant to which each Fund, amongst other requirements described in the “Taxes” section below, is limited to investing up to 25% of its total assets in the securities of any one issuer, which includes the debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Derivatives

Overview

The Funds may enter into a variety of derivatives as means to hedge its exposure to a number of risks associated with its investment strategies or otherwise implement its investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

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Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Regulation of Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivative transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund's Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

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Rule 18f-4 under the 1940 Act governs the Fund's use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage"). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivative Transactions and certain financial instruments.

Under Rule 18f-4, "Derivative Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivative Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that the Fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Fund's Board, and comply with an outer limit on Fund leverage risk based on value at risk. If the fund uses Derivative Transactions in a limited amount are considered "limited derivatives users," as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Fund's derivatives risk. The Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit the Fund's ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund's investments and cost of doing business, which could adversely affect the value of the Fund's investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund's risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund's derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit Default Swaps

Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. Swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Fund’s investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, the Fund may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non- deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii)  generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Fund, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Fund in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

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A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be ‘‘nondeliverable’’. Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

The Funds may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to correctly predict movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

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After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

The Funds may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of any segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCCorp”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange- traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

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A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. The Funds may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Trust, on behalf of each Fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under CEA, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation. Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a CPO. Although the Adviser has concluded based on its communications with and oversight of the Fund’s Sub-advisers that as of the date of this SAI the Fund currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or the Adviser will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or the Adviser operates subject to CFTC regulation, it may incur additional expenses.

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Equity-Linked Securities

A Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Global Health Events

The market value of a Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Illiquid Securities

The Funds will not invest more than 15% of their net assets in illiquid and other securities that are not readily marketable. “Illiquid securities” are investments that a Fund reasonably expects cannot be sold or otherwise disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes. The Adviser and/or Sub-adviser will monitor the amount of illiquid investments in a Fund, under the oversight of, and periodic reporting to, the Board, to ensure compliance with this requirement. Illiquid investments may be priced at fair value as determined in good faith by the Adviser, with applicable input from appropriate Sub-advisers and pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund.

Investments in Investment Companies

The Funds may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”)) to the extent such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a Fund may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. In addition, a Fund is not subject to the 3% limitation if (i) a Fund relies on Rule 12d1-4 under the 1940 Act, as described below; or (ii) a Fund relies on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

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Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed through exemptive orders. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

With respect to investments in underlying ETFs, the market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Investments in index-based ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LIBOR Replacement

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. There In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will publish 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts. The Funds have added provisions for the majority of their contracts to fall back to SOFR following the discontinuation of U.S. dollar LIBOR rates and the remaining contracts will fall back to either SOFR pursuant to the LIBOR Act for U.S. contracts or a synthetic LIBOR rate for non-U.S. contracts. However, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. This, in turn, may affect the value or liquidity or return on certain Fund investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as "benchmarks" and are the subject of recent regulatory reform. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds or high quality instruments with short maturities or funds that invest only in such instruments.

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A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

MiFID II

Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, "MiFID II") took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds, the Adviser and Sub-advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund's ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the Adviser and Sub- advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds, the Adviser and Sub- advisers remains unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Mortgage-Backed Securities

The Funds may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non- governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.

The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

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Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak. Although the effects of COVID-19 have decreased on a relative basis, it is difficult to predict how the future effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity, even if the average rate of principal payments is consistent with a Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Uniform Mortgage-Backed Securities ("UMBS"). Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of UMBS (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of the to-be-announced (“TBA”) market. Fannie Mae and Freddie Mac began issuing UMBS in June 2019. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass- through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

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Real Estate Mortgage Investment Conduits. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. REMIC Certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass- through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable-Rate Mortgage Securities. ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. Although the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable-rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable-rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the PO receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an “average life estimate.” An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be a security’s actual average life.

Municipal Securities

Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, refunding outstanding obligations, general operating expenses and lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

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Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (so-called "municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

The Adviser and/or a Sub-Adviser, as applicable, may rely on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund. The Adviser, the Sub-Advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

Pay-in-Kind Securities

The fixed income oriented Funds may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Private Placements

Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Put Transactions

A Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

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The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax laws. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable-rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

The Funds may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments that are assets, including such repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

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Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940. The Rule permits a Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the Act, or as a Derivatives Transactions under Rule 18f-4. See “Derivatives” above.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, a Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Rule 144A Securities Risk

The market for Rule 144A securities typically is less active than the market for publicly traded securities. Rule 144A securities carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at reasonable prices.

Special Purpose Acquisition Companies

The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investment will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

SPACs involve risks. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Structured Notes

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Funds invest in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Funds’ portfolio in an effort to monitor the Funds’ interest rate risk. Certain restrictions imposed on the Funds by the IRC may limit the Funds’ ability to use structured notes.

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TBAs

A Fund that purchases or sells mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be announced” (TBA) market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because a Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance a Fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the Fund’s portfolio turnover rate. During the roll period, a Fund forgoes principal and interest paid on the securities. However, the Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Adviser, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

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U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Exchange Rate-Related U.S. Government Securities. The Funds may invest up to 5% of their assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

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When-Issued and Delayed Delivery Securities

The Funds may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivatives Transactions under the Rule. See “Derivatives” above.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of each of the Funds. Each Fund’s investment objective, stated in the Prospectus, is not fundamental, meaning that each may be changed by a vote of a majority of the Board at any time upon at least 60 days’ prior notice to shareholders. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Each Fund may comply with its investment policies by investing a portion of its assets in the interests of other pooled investment vehicles, in which case the Fund’s investments in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.

Fundamental Investment Restrictions

1.  The Funds will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.  The Funds will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder, as such statute, rules, regulations or orders may be amended or interpreted from time to time.

3.  The Funds will not borrow money, except that (a) the Funds may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Funds may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

4.  The Funds will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Funds may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

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5.  The Funds will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Funds from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

6.  The Funds will not engage in the business of underwriting securities issued by other persons, except to the extent that the Funds may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

7.  The Funds will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Funds of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.  With respect to the Destinations Municipal Fixed Income Fund, the Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt instruments that pay interest that is exempt from regular federal income tax.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Information About Concentration

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. In general, a fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry.

The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.

The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industry groups, industries or sub-industries. When identifying sectors, industry groups, industries or sub-industries for purposes of its concentration policy, a Fund may rely upon available industry and sub-industry classifications. As of the date of the SAI, the Funds rely on the MSCI Global Industry Classification Standard (GICS) classifications. For purposes of the Funds’ concentration policy, the Funds may classify and re-classify companies in a particular industry or sub-industry and define and re- define industries and sub-industries in any reasonable manner, consistent with SEC and SEC staff guidance.

For purposes of the investment limitation on concentration in a particular industry, (i) each foreign government is deemed to be its own industry, (ii)  loan participations will be considered investments in the industry or sub-industry of the underlying borrower, rather than that of the seller of the loan participation, (iii) municipal obligations are not considered a separate industry, (iv) finance companies will be considered a part of the industry they finance; and (v) each sub-industry of the GICS “Equity Real Estate Investment Trusts” industry will be considered a separate industry.

The following are non-fundamental investment restrictions and may be changed by a vote of a majority of the Board at any time upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective, stated in the Prospectus, is not fundamental.

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Non-Fundamental Investment Restrictions

Unless otherwise explicitly stated herein, the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval. Further, the investment objectives of the Funds are not fundamental and may be changed by the Board without shareholder approval.

1.  The Funds will not invest in oil, gas or other mineral leases or exploration or development programs.

2.  The Funds will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3.  The Funds will not make investments for the purpose of exercising control or management.

4.  The Funds will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.  The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

6.  The Destinations Large Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies.

7.  The Destinations Small-Mid Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-mid capitalization companies.

8.  The Destinations International Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities.

9.  The Destinations Equity Income Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies.

10.  The Destinations Core Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments.

11.  The Destinations Low Duration Fixed Income Fund will invest, under normal market conditions, at least 80% of its total assets in a diversified portfolio of fixed income securities.

12.  The Destinations Global Fixed Income Opportunities Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities.

Any percentage limitations contained in the restrictions listed above or in a Fund’s investment policies, strategies and restrictions (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. For purposes of the Funds’ investments in illiquid instruments, the term “illiquid investment” shall be defined in reference to Rule 22e-4 under the 1940 Act, as it may be interpreted, amended or supplemented by the SEC and its staff from time to time.

The Funds will, for the purpose of determining whether a Fund’s portfolio is concentrated in a particular industry, consider the investment policies and/or concentration of its underlying investment companies when determining the Fund’s compliance with its concentration policies.

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TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, the Adviser, the Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment advisory services, the Adviser monitors and supervises the services provided to the Trust by its administrator. The Adviser also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses, and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is 17605 Wright Street, Omaha, NE 68130.

The executive officers of the Trust are employees of organizations that provide services to the Funds. Unless otherwise noted, the business address of each officer is 17605 Wright Street, Omaha, NE 68130.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*

J. Scott Coleman, CFA Birth Year: 1960	Trustee	Since 2017	President and Managing Partner of Woodland Park Consulting, LLC since 2017. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Osterweis Capital Management since May 2022; Optimum Fund Trust from 2011 to 2015.

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Nicholas M. Marsini, Jr. Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust, Third Avenue Trust, Third Avenue Variable Series Trust.

Gregory E. McGowan Birth Year: 1949	Trustee	Since 2017	President and CEO, GEMPENN Global Consultancy, Inc. since 2016. Senior Strategic Advisor, Franklin Templeton Investments in 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc. from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	10	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services Mexico, S. de R. L., Templeton Global Growth Fund Ltd (Australia), Franklin Liberty Shares ICAV (Ireland), Franklin Emerging Markets Debt Fund PLC (Ireland), Franklin Floating Rate Fund PLC (Ireland).

* Each Trustee remains in office until he or she resigns, retires or is removed.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INTERESTED TRUSTEES*

Joseph V. Del Raso ** Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Troutman Pepper Hamilton LLP (law firm) since 1998.	10	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company).

Noreen D. Beaman Brinker Capital Investments Birth Year: 1964	Chair of the Board of Trustees	Since 2018	President of Brinker Capital Investments, LLC from 2020 until 2022. Chief Executive Officer of Brinker Capital, Inc. from 2012 to 2020. President of Brinker Capital Holdings, LLC from 2020 to 2022. President and CEO of Brinker Capital Securities, LLC from 2020 to 2022. President of Orion Advisor Solutions, Inc. from 2021 to 2022 (EVP in 2020). President of Orion Advisor Technology, LLC from 2021 to 2022 (EVP in 2020). President of Orion Portfolio Solutions, LLC from 2021 to 2022.	10	Board of Directors/Managers for following entities since 2020 and Vice Chair since February 2022: GT Polaris GP, LLC, GT Polaris Holdings, Inc., GT Polaris Midco, Inc., Orion Advisor Solutions, Inc. MMI Executive Committee since 2021; MMI Board of Governors (2020-2021); MMI Leadership Pathway (2016 to 2020); Envestnet Institute Women In Wealth (2017 to 2020); St. Peter’s University Board of Trustees and Chair of Investment Committee of St. Peter’s University since 2021; St. Peter’s University Board of Trustees (2014 to 2017).

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the Investment Company Act) as of April 1, 2018. The law firm at which Mr. Del Raso is a partner provides legal services to a current Sub-Adviser of the Funds, making Mr. Del Raso an interested person with respect to the Trust, as a technical matter, pursuant to paragraphs (A)(iii) and (B)(iv) of Section 2(a)(19) of the 1940 Act.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS***

Kylie Beach Birth Year: 1984	President	Since August 2022	General Counsel and Secretary of Orion Advisor Solutions Inc. since 2019; Orion Advisor Technology, LLC since 2014; Brinker Capital Investments, LLC since 2020 and also General Counsel for CLS Investments, LLC, now part of Brinker Capital Investments, LLC since 2014; GT Polaris Holdings, Inc. since 2020; GT Polaris Midco, Inc. since 2020; Brinker Capital Securities, LLC since 2020; Advizr, Inc. since 2019; Orion Portfolio Solutions, LLC since 2018; BasisCode Compliance, LLC since 2021; Redtail Technology, Inc. since 2022; TownSquare Capital, LLC since 2022; Associate General Counsel of NorthStar Financial Services Group LLC from 2012 to 2018.

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Kevin Fustos Birth Year: 1970	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.

Brian Ferko Birth Year: 1971	Chief Compliance Officer & Anti- Money Laundering Officer	Since January 2017	Chief Compliance Officer of Brinker Capital Investments since 2015; Chief Compliance Officer of Brinker Capital Investments, LLC contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of Cipperman Compliance Services from 2012 to 2015.

Peter Townsend Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer of Brinker Capital Investments, since 2017; Director of Compliance of Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance of Cipperman Compliance Services from 2013 to 2015; Associate of J.P. Morgan Chase & Co. from 2008 to 2013.

Julie Vossler Birth Year: 1968	Deputy Chief Operating Officer	Since August 2022	Director of Funds Management of Brinker Capital Investments since March 2022; Mutual Funds Consultant at Lincoln Financial Group from 2017 to 2022.

Timothy Holland, CFA Birth Year: 1969	Investment Officer	Since June 2017	Chief Investment Officer of Brinker Capital Investments since 2020; Senior Vice President and Global Investment Strategist of Brinker Capital Investments, LLC from 2017 to 2020; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.

Rusty Vanneman, CFA, CMT, BFA Birth Year: 1965	Investment Officer	Since June 2023	Chief Investment Officer and a Senior Portfolio Manager at the Adviser since 2023; Chief Investment Strategist at the Adviser from 2020 to 2023; Chief Investment Officer at the Adviser from 2019-2020; President at CLS Investments LLC from 2018-2019; Chief Investment Officer at CLS Investments LLC from 2012-2019.

Brian Storey, CFA Birth Year: 1974	Investment Officer	Since June 2022	Head of Destinations Portfolios at Brinker Capital Investments since 2023; Senior Portfolio Manager at Brinker Capital Investments since 2022; Senior Vice President and Senior Portfolio Manager at First Citizens Bank & Trust from 2016 to 2021; Portfolio Manager and Senior Research Analyst at First Citizens Bank & Trust from 2010 to 2016.

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Patrick Amerson Birth Year: 1994	Investment Officer	Since December 2021	Investment Analyst at Brinker Capital Investments since 2021; Client Service Representative at Brinker Capital Investments, LLC from 2019 to 2021; Operations Associate at Brinker Capital Investments, LLC from 2017-2019.

Michael Hadden, CFA Birth Year: 1994	Investment Officer	Since December 2021	Senior Portfolio Manager at Brinker Capital Investments, LLC since 2020; Investment Research Analyst at CLS Investments, LLC from 2018 to 2020; Junior Investment Analyst at CLS Investments LLC from 2017 to 2018.

Andrew Goins, CFA Birth Year: 1984	Investment Officer	Since June 2023	Senior Portfolio Manager at Brinker Capital Investments since 2023 Director of SMA and Mutual Fund Due Diligence at Brinker Capital Investments from 2021 to 2023; Investment Manager at Brinker Capital Investments from 2015 to 2021.

***	The President, Treasurer, and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Three of the five Trustees on the Board (60%) are not “interested persons” (as defined in the 1940 Act) of the Trust and are not affiliated with the Adviser or any Sub-adviser (“Independent Trustees”). Ms. Beaman, an Interested Trustee, serves as Chair of the Board. There are two primary committees of the Board: the Audit Committee and the Governance Committee. The Audit Committee is chaired by Mr. Marsini and includes all of the Independent Trustees. The Governance Committee is chaired by Mr. Del Raso and includes all of the Trustees. The Board has determined that this leadership structure is appropriate given (i) the specific characteristics and circumstances of the Trust, (ii) the services that the Adviser and its affiliates and the Sub-advisers provide to the Trust, and (iii) the potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management as part of its general oversight responsibilities. As is the case with virtually all mutual funds, service providers to the Trust, primarily the Adviser and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair of the Board or the appropriate Committees, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s investment officers, the Trust’s and the Adviser’s Chief Compliance Officer (“CCO”) and the Sub- advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Adviser or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-advisers regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds, many of which are reviewed by the Board. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all risks applicable to the Funds. The Board also receives reports from counsel to the Trust, also counsel to the Adviser and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

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Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills individually and in combination with those of the other Trustees support the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and protect the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board also believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with each other and with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for profit entities or other organizations; or other life experiences. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that the various Trustees have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.

Board Committees

The Trust has an Audit Committee. The members of the Audit Committee consist of all the Independent Trustees of the Trust, namely, Mr. Coleman, Mr. Marsini Jr. and Mr. McGowan. The Trust also has a Governance Committee composed of all of the Trustees.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and reviews the compensation of the independent registered public accounting firm. The Audit Committee also pre-approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Adviser and any advisory affiliates. The Audit Committee met three times during the Trust’s most recent fiscal year.

The primary responsibility of the Governance Committee is to support the Board in providing effective and efficient governance of the Trust. The Governance Committee reviews and considers, on behalf of all of the Trustees, the Trust’s Advisory Agreement (defined below), Sub-advisory Agreements (defined below), and agreements with the Trust’s distributor, and assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Governance Committee also reviews the compensation to be paid to the Board and coordinates the Board’s annual self-assessment for the purposes of evaluating the performance and effectiveness of the Board. The Governance Committee met five times during the Trust’s most recent fiscal year.

Securities Beneficially Owned by Each Trustee

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

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Name of Trustee		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust
Joseph V. Del Raso	Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
	Destinations Shelter Fund	None None None None None None None None None None None	None

J. Scott Coleman	Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
	Destinations Shelter Fund	None None None None None None None None None None None	None

Nicholas M. Marsini Jr.	Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
	Destinations Shelter Fund	None None None None None None None None None None None	None

Gregory E. McGowan	Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
	Destinations Shelter Fund	None None None None None None None None None None None	None

Noreen D. Beaman	Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
	Destinations Shelter Fund	None None None None None None None None None None	None

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Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the CCO’s annual compensation.

Independent Trustees each receive an annual retainer and fees for Board meeting attendance. In addition, the Chair of the Board, Audit Committee Chair and Governance Committee Chair receive an additional annual retainer. This compensation will be allocated among the various series comprising the Trust based on the net assets of each series. Independent Trustees may receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on whether in-person attendance is required. All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust. The Trust has no pension or retirement plan. Set forth below is the expected rate of compensation earned by the following Independent Trustees. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year:

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex*
Interested
Joseph V. Del Raso, Governance Committee Chair	$226,500	$0	None	$226,500
Noreen D. Beaman, Board Chair**	$210,000	$0	None	$211,000
Independent
J. Scott Coleman	$196,500	$0	None	$196,500
Nicholas M. Marsini, Jr., Audit Committee Chair	$226,500	$0	None	$226,500
Gregory E. McGowan	$196,500	$0	None	$196,500

*	Excludes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or has acknowledged the existence of control. Persons who owned of record of beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. A shareholder who controls a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund, including changes to the Fund’s fundamental policies or terms of the advisory agreement with the Adviser.

As of June 15, 2023, the following persons were the only persons who were record owners (or to the best knowledge of the Trust, beneficial owners) of 5% or more of any class of a Fund’s outstanding shares (Principal Holders). Principal Holders typically hold shares in accounts for their fiduciary, agency or custodial customers.

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FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Large Cap Equity	Class I	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		90.93%
Destinations Large Cap Equity	Class Z	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		75.77%
Destinations Large Cap Equity	Class Z	Nationwide Trust Company FSB	Record Owner
		One Nationwide Plaza
		Columbus, OH 43215		12.14%
Destinations Small-Mid Cap Equity Fund	Class I	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		90.14%
Destinations Small-Mid Cap Equity Fund	Class Z	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		75.88%

FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Small-Mid Cap Equity Fund	Class Z	Nationwide Trust Company	Record Owner
		FSB One Nationwide Plaza
		Columbus, OH 43215		12.24%
Destinations International Equity Fund	Class I	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		91.37%
Destinations International Equity Fund	Class Z	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		76.31%
Destinations International Equity Fund	Class Z	Nationwide Trust Company	Record Owner
		FSB One Nationwide Plaza
		Columbus, OH 43215		11.82%
Destinations Equity Income Fund	Class I	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		92.09%
Destinations Equity Income Fund	Class Z	National Financial Services Corp.	Record Owner
		499 Washington Blvd, Jersey City, NJ 07310		83.80%

Destinations Equity Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza, Columbus, OH 43215	Record Owner	6.99%
Destinations Core Fixed Income Fund	Class I	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	91.19%
Destinations Core Fixed Income Fund	Class Z	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	73.17%
Destinations Core Fixed Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza, Columbus, OH 43215	Record Owner	12.61%
Destinations Low Duration Fixed Income Fund	Class I	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	90.49%
Destinations Low Duration Fixed Income Fund	Class Z	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	77.93%
Destinations Low Duration Fixed Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	10.07%

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FUND NAME	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Global Fixed Income Opportunities Fund	Class I	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	91.97%
Destinations Global Fixed Income Opportunities Fund	Class Z	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	79.64%
Destinations Global Fixed Income Opportunities Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	8.47%
Destinations Municipal Fixed Income Fund	Class 1	Nationwide Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310	Record Owner	94.52%
Destinations Municipal Fixed Income Fund	Class Z	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	95.37%
Destinations Multi Strategy Alternatives Fund	Class I	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	91.25%
Destinations Multi Strategy Alternatives Fund	Class Z	National Financial Services Corp. 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	78.09%
Destinations Multi Strategy Alternatives Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	10.33%
Destinations Shelter Fund	Class I	Constellation Trust Co. LLC 17605 Wright Street Omaha, NE 68130	Record Owner	65.26%
Destinations Shelter Fund	Class I	National Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310	Record Owner	18.09%
Destinations Shelter Fund	Class I	TD Ameritrade, Inc. 16811 Burke Street, Suite 101 Omaha, NE 68118	Record Owner	11.52%
Destinations Shelter Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	99.78%

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PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Adviser and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Adviser and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Advisory Agreement and the Sub-Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

44

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended February 28, 2021 and February 28, 2022 and 2023, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended February 28	Total $ Amount of Brokerage Commissions Paid (000)	Total $ Amount of Commissions Paid to Affiliated Brokers (000)	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Destinations Large Cap Equity Fund	2023	$1,852,475	—	0.00%	0.00%
	2022	$1,864,645
	2021	$1,078,835	—	0.00%	0.00%
Destinations Small-Mid Cap Equity Fund	2023	$1,462,012
	2022	$1,393,228
	2021	$1,544,478	—	0.00%	0.00%
Destinations Equity Income Fund	2023	$420,632
	2022	$305,701
	2021	$367,228	—	0.00%	0.00%
Destinations International Equity Fund	2023	$2,553,961
	2022	$2,018,033
	2021	$1,359,395	—	0.00%	0.00%
Destinations Core Fixed Income Fund	2023	$5,666
	2022	$2,599
	2021	$5,253	—	0.00%	0.00%

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Destinations Low Duration Fixed Income Fund	2023	$99,797
	2022	$187,048
	2021	$37,916	—	0.00%	0.00%
Destinations Global Fixed Income Opportunities Fund	2023	$108,416
	2022	$303,764
	2021	$146,429	—	0.00%	0.00%
Destinations Municipal Fixed Income Fund	2023	$0
	2022	$0
	2021	$0	—	0.00%	0.00%
Destinations Multi Strategy Alternatives Fund	2023	$665,899
	2022	$1,153,133
	2021	$1,188,056	—	0.00%	0.00%
Destinations Shelter Fund*	2023	$6,880
	2022	$17,326	—	0.00%	0.00%

*       The Destinations Shelter Fund commenced operations on October 26, 2021.

The following table sets forth each Fund’s holdings of securities issued by the ten brokers and/or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year ended February 28, 2023:

Fund	Amount
Destinations Large Cap Equity Fund
J.P. Morgan Securities LLC	$62,046,611
Goldman Sachs & Co, LLC	$30,891,749
Morgan Stanley & Co. LLC	$25,193,448
Citigroup Global Markets Inc.	$818,694
BNY Mellon Capital Markets, LLC	$312,098

Destinations Small-Mid Cap Equity Fund
This Fund did not hold any of its top brokers as holdings.	$0

Destinations Internal Equity Fund
UBS Securities LLC	$6,938,334
Nomura Holdings Inc.	$3,474,820
Daiwa Securities Group	$869,974

Destinations Equity Income Fund
J.P. Morgan Securities LLC	$9,249,659
Goldman Sachs & Co, LLC	$3,472,544
Morgan Stanley & Co. LLC	$2,183,312
Virtu Americas LLC	$920,838

Destinations Core Fixed Income Fund
J.P. Morgan Securities, LLC	$14,782,405
Morgan Stanley & Co. LLC	$12,101,952
Wells Fargo Securities LLC	$11,080,581
Goldman Sachs & Co, LLC	$10,051,306
Citigroup Global Markets Inc.	$6,851,914
Credit Suisse Securities (USA) LLC	$6,827,406
Barclays Capital, Inc.	$5,147,969
HSBC Securities (USA) Inc.	$3,712,328

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Destinations Low Duration Fixed Income Fund
Citigroup Global Markets Inc.	$317,750
Wells Fargo Securities LLC	$212,875
Goldman Sachs & Co, LLC	$211,940
Royal Bank of Canada	$211,623
J.P. Morgan Securities LLC	$208,832
Morgan Stanley & Co, LLC	$159,900

Destinations Global Fixed Income Opportunities Fund
Citigroup Global Markets, Inc.	$3,023,267
J.P. Morgan Securities LLC	$2,393,649
Goldman Sachs & Co. LLC	$1,816,965
Barclays Capital Inc.	$1,659,362

BNP Paribas Securities Corp	$804,156
BNY Mellon Capital Markets, LLC	$194,500

Destinations Municipal Fixed Income Fund
This Fund did not hold any of its top brokers as holdings.	$0

Destinations Multi Strategy Alternatives Fund
This Fund did not hold any of its top brokers as holdings.	$0

Destinations Shelter Fund
Morgan Stanley & Co. LLC	$602,932

PORTFOLIO TURNOVER

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, it may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of .the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub- adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

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The portfolio turnover rates for the Funds for the fiscal years ended February 28, 2022 and 2023 were as follows:

Fund	2022	2023
Destinations Large Cap Equity Fund*	83%	71%
Destinations Small-Mid Cap Equity Fund	111%	125%
Destinations International Equity Fund	48%	66%
Destinations Equity Income Fund	58%	46%
Destinations Core Fixed Income Fund	240%	198%
Destinations Low Duration Fixed Income Fund**	107%	98%
Destinations Global Fixed Income Opportunities Fund***	90%	58%
Destinations Municipal Fixed Income Fund	41%	48%
Destinations Multi Strategy Alternatives Fund****	90%	79%
Destinations Shelter Fund	2%	5%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Adviser; Sub-advisers. Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and the Adviser. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”).

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Adviser, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations.

Under the Advisory Agreement, the Fund pays the Adviser an investment advisory fee calculated daily at an annual rate based on a Fund’s average daily net assets and paid monthly in arrears. The Adviser pays each Sub-adviser a sub-advisory fee from its investment advisory fees.

For the fiscal year ended February 28, 2023 the following table shows the percentage of: (i) the aggregate amount of fees paid to the Sub-advisers by the Adviser; (ii) the fees retained by the Adviser; (iii) the fees waived by the Adviser; and (iv) the contractual advisory fee that the Adviser is entitled to receive from each Fund. Each Fund’s actual advisory fees may be less than the amounts set forth in the Prospectus due to the effect of additional voluntary fee waivers.

	Aggregate Sub-advisory Fee Paid by Brinker Capital	Portion of Advisory Fee Retained by Brinker Capital	Portion of Advisory Fee Waived by Brinker Capital	Total Contractual Advisory Fee
Destinations Large Cap Equity Fund	0.22%	0.39%	0.14%	0.75%
Destinations Small-Mid Cap Equity Fund	0.50%	0.39%	0.01%	0.90%
Destinations International Equity Fund	0.51%	0.39%	0.10%	1.00%
Destinations Equity Income Fund	0.31%	0.39%	0.10%	0.80%
Destinations Core Fixed Income Fund	0.19%	0.39%	0.07%	0.65%
Destinations Low Duration Fixed Income Fund	0.30%	0.39%	0.01%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.35%	0.39%	0.11%	0.85%
Destinations Municipal Fixed Income Fund	0.15%	0.39%	0.16%	0.70%
Destinations Multi Strategy Alternatives Fund	0.51%	0.39%	0.45%	1.35%
Destinations Shelter Fund*	0.35%	0.39%	0.11%	0.85%

The Adviser has contractually agreed to waive fees a portion of its advisory fee with respect to any Fund until the period ended June 30, 2024 in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser with respect to such Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees.

For the fiscal years ended February 28, 2021, and February 28, 2022 and 2023, the following table shows the dollar amount of: (i) the aggregate amount of fees paid to the Sub-advisers by the Adviser; (ii) the fees waived by Brinker Capital; and (iii) the contractual advisory fee that the Adviser is entitled to receive from each Fund. Each Fund’s actual advisory fees may be less than the amounts set forth in the Prospectus due to the effect of additional voluntary fee waivers.

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For the fiscal year ended February 28, 2021:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub- advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$31,668,827	$5,296,670	$9,904,364
Destinations Small-Mid Cap Equity Fund	$8,758, 601	$38,632	$4,979,947
Destinations International Equity Fund	$20,608,348	$143,079	$12,428,011
Destinations Equity Income Fund	$3,118,155	$454,505	$1,143,547
Destinations Core Fixed Income Fund	$13,674,814	$1,909,666	$3,560,243
Destinations Low Duration Fixed Income Fund	$2,603,128	$21,077	$1,131,734
Destinations Global Fixed Income Opportunities Fund	$6,114,027	$784,835	$2,523,929
Destinations Municipal Fixed Income Fund	$6,135,237	$1,397,903	$1,319,135
Destinations Multi Strategy Alternatives Fund	$13,021,269	$3,774,113	$5,485,450
Destinations Shelter Fund*	$-	$-	$-

*The Destinations Shelter Fund commenced operations on October 26, 2021.

For the fiscal year ended February 28, 2022:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub- advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$39,060,667	$7,992,671	$10,756,461
Destinations Small-Mid Cap Equity Fund	$12,067,822	$165,934	$6,672,502
Destinations International Equity Fund	$26,917,133	$1,038,876	$15,380,583
Destinations Equity Income Fund	$3,563,869	$519,795	$1,306,686
Destinations Core Fixed Income Fund	$14,487,858	$1,815,642	$3,979,496
Destinations Low Duration Fixed Income Fund	$3,726,914	$10,498	$1,639,992
Destinations Global Fixed Income Opportunities Fund	$6,689,157	$864,912	$2,758,371
Destinations Municipal Fixed Income Fund	$6,595,937	$1,566,914	$1,354,143
Destinations Multi Strategy Alternatives Fund	$16,801,708	$5,434,539	$6,513,341
Destinations Shelter Fund*	$179,886	$27,178	$70,172

For the fiscal year ended February 28, 2023:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub-advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$34,394,192	$6,417,328	$10,094,065
Destinations Small-Mid Cap Equity Fund	$10,458,509	$128,358	$5,798,697
Destinations International Equity Fund	$22,128,539	$2,256,045	$11,246,569
Destinations Equity Income Fund	$4,623,473	$557,028	$1,810,072
Destinations Core Fixed Income Fund	$12,970,533	$1,468,059	$3,720,180
Destinations Low Duration Fixed Income Fund	$3,807,534	$62,530	$1,624,135
Destinations Global Fixed Income Opportunities Fund	$6,146,855	$778,157	$2,548,303
Destinations Municipal Fixed Income Fund	$6,023,000	$1,395,362	$1,272,618
Destinations Multi Strategy Alternatives Fund	$15,281,214	$5,058,090	$5,812,171
Destinations Shelter Fund	$940,389	$121,702	$387,415

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Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

Administrator. Brown Brothers Harriman & Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, the Administrator receives an annual asset-based fee. The fee is calculated and allocated daily based on the relative assets of the Fund.

As administrator, Brown Brothers Harriman & Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating the Fund’s daily NAV, preparing reports to the Fund’s shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees

The Adviser and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Adviser. The Adviser maintains office facilities for the Trust. The Adviser, the Sub-advisers and Administrator bear all expenses in connection with the performance of their respective services under the Advisory Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of the Funds’ securities and any ongoing arrangements to make available information about the Funds’ securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Funds’ shareholders, and that any conflicts of interest between the interests of the Funds’ shareholders and those of the Adviser, the Administrator, the Distributor or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Funds’ business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 5 calendar days following quarter-end with respect to the Funds. The Adviser believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, the Funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 5 days after quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 5 days following quarter-end and/or posting the information to the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Funds, the Adviser, any service provider and any of their affiliated parties may not receive compensation or any other consideration in exchange for such arrangements. Ongoing arrangements to make available information about the Funds’ portfolio securities will be reviewed at least annually by the Trustees.

The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Adviser’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.

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Set forth below is a chart showing those parties with whom the Adviser, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
FactSet Research Systems Inc.	Daily	None
MSCI Inc.	Daily	None
State Street	Daily	None
Morningstar Inc.	Quarterly	5 days after quarter end
Bloomberg	Quarterly	5 days after quarter end
Foreside	Quarterly	Last business day
Global Trading Analytics	Quarterly	Last business day
Ernst & Young (Passive Foreign Investment Company analytics	As Needed	None
ISS (Proxy Voting Services)	As Needed	None
KPMG, LLP (Audit Firm)	As Needed	None

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Adviser or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Adviser and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Trust or the Adviser or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Adviser and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, on the Trust’s website at: www.destinationsfunds.com.

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Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Adviser, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Adviser, Sub-advisers, and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Kathryn B. McGrath, Esq. of the Law Offices of Ian M. McGrath PLC serves as independent counsel to the Independent Trustees and Mr. Del Raso.

KPMG, LLP, located at 1601 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Trust.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. UMB Fund Services, Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Advisory Agreement.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments

The Adviser compensates each portfolio manager with both salary and a discretionary bonus. The portfolio manager’s discretionary bonus is determined first by overall company performance and then by the performance of the individual team member, of which the results for the Destinations advisory portfolios performance in which the portfolio manager has responsibilities and other goals is one component. As it relates to the portfolio manager’s discretionary annual bonus that is impacted by the results of the advisory portfolios (which utilize the Funds and are offered by Brinker), performance is evaluated over both a short-term and long-term time horizon. Additional factor in the discretionary annual bonus for each portfolio manager includes a qualitative review of the portfolio manager’s contributions to the Adviser and the overall performance of the Adviser

Ownership of Fund Shares. The following table sets forth the dollar range of shares beneficially owned by each Portfolio Manager as of February 28, 2023:

Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Destinations Large Cap Equity Fund	Brian Storey, CFA	$1 - $10,00
	Timothy Holland, CFA	$100,001 - $500,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,00
	Michael Hadden, CFA	None
	Andrew Goins, CFA	$10,001 - $50,000

Destinations Small-Mid Cap Equity Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $50,001 - $100,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,00
	Michael Hadden, CFA	None
	Andrew Goins, CFA	$1 - $10,000

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Destinations Equity Income Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $10,001 - $50,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,00
	Michael Hadden, CFA	None
	Andrew Goins, CFA	None

Destinations International Equity Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $100,001 - $500,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,00
	Michael Hadden, CFA	None
	Andrew Goins, CFA	$1 - $10,000

Destinations Core Fixed Income Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $100,001 - $500,000
	Rusty Vanneman, CFA, CMT, BFA	$10,001 - $50,000
	Michael Hadden, CFA	None
	Andrew Goins, CFA	None

Destinations Low Duration Fixed Income Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $10,001 - $50,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,00
	Michael Hadden, CFA	None
	Andrew Goins, CFA	None

Destinations Global Fixed Income Opportunities Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $10,001 - $50,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,000
	Michael Hadden, CFA	None
	Andrew Goins, CFA	$1 - $10,000

Destinations Municipal Fixed Income Fund	Brian Storey, CFA Timothy Holland, CFA	None None
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,000
	Michael Hadden, CFA	None
	Andrew Goins, CFA	None

Destinations Multi Strategy Alternatives Fund	Brian Storey, CFA Timothy Holland, CFA	$1 - $10,000 $10,001 - $50,000
	Rusty Vanneman, CFA, CMT, BFA	$1 - $10,000
	Michael Hadden, CFA	None
	Andrew Goins, CFA	$1 - $10,000

Destinations Shelter Fund	Brian Storey, CFA Timothy Holland, CFA	None None
	Rusty Vanneman, CFA, CMT, BFA	None
	Michael Hadden, CFA	None
	Andrew Goins, CFA	None

Other Accounts. As of February 28, 2023, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian Storey, CFA	0	$0	0	$0	3,539	$1,244
Rusty Vanneman, CFA, CMT, BFA	0	$0	0	$0	480	$2,393
Timothy Holland, CFA	0	$0	0	$0	0	$0
Michael Hadden, CFA	0	$0	0	$0	25,542	$4,030
Andrew Goins, CFA	0	$0	0	$0	3,539	$1,244

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day oversight of the Funds’ investments. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the funds.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers may know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ oversight of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.

BAMCO, Inc.

BAMCO, Inc. (“BAMCO”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. BAMCO is a New York Corporation and has been an SEC-registered investment adviser since March 6, 1987. As of February 28, 2023, BAMCO had assets under management of approximately $35.8 billion.

Compensation. The compensation for Michael Kass and Anuj Aggarwal includes a base salary and an annual bonus, which are based, in part, on Michael and Anuj’s individual long-term investment performance and their overall contribution to the Firm and its profitability. Their annual bonuses are also based, in part, on the amount of assets managed.

Ownership of Fund Shares. As of February 28, 2023, the portfolio manager did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations International Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Kass	4	$5,402	3	$190	1	$573
Anuj Aggarwal	0	$0	0	$0	0	$0

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest could arise in connection with managing the Fund along with other funds and accounts of other clients of the Sub-Adviser and of clients of the Sub-Adviser’s affiliated investment adviser, Baron Capital Management, Inc. Because of market conditions, client investment restrictions, Sub-Adviser imposed investment guidelines, and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. The Sub-Adviser has joint trading policies and procedures designed to ensure that no fund or client is systematically given preferential treatment over time. The Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many of the accounts of clients managed by the Sub-Adviser and its affiliate.

To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts.

In addition, differences in the investment restrictions or strategies of the Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to the Sub-Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources, and investment opportunities, the Sub-Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.

The Sub-Adviser believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers, and portfolio performance dispersion review), disclosure of confidential information, and employee trading.

Barrow, Hanley, Mewhinney & Strauss, LLC

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Barrow Hanley is a Delaware limited liability company and an indirect majority-owned affiliate of Perpetual Limited, a publicly traded company. Barrow Hanley is an investment management firm that focuses on value focused investment strategies. As of February 28, 2023, Barrow Hanley had $45.2 billion in assets under management.

Compensation. The Adviser pays Barrow Hanley a fee based on the assets under management of the Destinations International Equity Income Fund as set forth in an investment sub-advisory agreement between Barrow Hanley and the Adviser.

The compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on the value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final key component of compensation that is shared by most of Barrow Hanley’s key employees, including all portfolio managers and the majority of Barrow Hanley’s analysts, is economic ownership in Barrow Hanley through a limited partnership that owns a collective 25% equity interest in the firm. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

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Ownership of Fund Shares. As of February 28, 2023, Barrow Hanley’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts		Total Assets ($mm)
Rand Wrighton, CFA	3	$569.7	1	$72.8	3		$573.2
	0	$0	0	$0	1	*	$209.5
Patrik H.H. Wibom	1	$312.0	0	$0	1		$392.7
	0	$0	0	$0	1		$209.5

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As a fiduciary, Barrow Hanley must act in its clients’ best interests and must care for the clients’ assets in such a manner as to benefit the client. Barrow Hanley has adopted a Conflicts of Interest Policy provided in the firm’s Compliance Manual and also disclosed in our Form ADV. Within the following areas of its business, Barrow Hanley has identified potential conflicts of interest, adopted policies and procedures to mitigate potential conflicts, and disclosed conflicts including the following: a) Advisory agreements and fees, and performance-based fees; b) Investment risk management; c) Valuation of securities that cannot be priced by the third-party pricing service, particularly illiquid securities held in the Bank Loan investment strategy; d) Capital structure conflicts between investments in bonds, and/or bank debt, and/or equity holdings acquired for clients; e) Custody and affiliates deemed to have custody; f) Clients’ directed brokerage arrangements; g) Communication of holdings and duty of confidentiality; h) Material non-public information; i) Personal securities transactions; j) Personal political contributions; k) Proxy voting; l) Side by side management of clients’ assets; m) Client commission arrangements and purchasing research; n) Solicitation arrangements or compensation for referrals; o) Best execution, trade aggregation, allocation, IPOs, cross trading; p) Whistleblowing and retaliation.

Barrow Hanley makes investments in numerous issuers/companies for clients’ portfolios, which include equity and/or debt (bonds or credit). Potential conflicts can arise when the firm makes investments in senior and/or junior securities, or securities with competing interests for different investment strategies. Barrow Hanley manages potential conflicts between investment strategies through allocation policies and procedures, internal review processes, and oversight by the CCO, directors and independent third-parties.

Actual or potential conflicts of interest may arise when a Portfolio Manager has management responsibilities for more than one account including mutual fund, CLO, or Private Fund accounts. When one Client has a relationship or a fee arrangement with the adviser that is more valuable or could accelerate the fees due to the adviser than another Client’s, the adviser might have an incentive to favor that Client when allocating investment opportunities among multiple Client accounts. Barrow Hanley manages potential conflicts between funds, CLOs, and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds, CLOs, or accounts participate in investment decisions involving the same securities or issuer.

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BIM”), an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. BIM is a Delaware limited liability company and an SEC-registered investment adviser.

BIM has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BIM is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $8.59 trillion in assets under management as of December 31, 2022.. BlackRock is an affiliate of The PNC Financial Services Group, Inc.

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Compensation. The Adviser pays BIM a fee based on the portion of assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between BIM and the Adviser. BIM pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. BIM’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

The discussion below describes the portfolio managers’ compensation as of February 28, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema and Whitehead and Ms. Hsui is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

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Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  The portfolio managers of these Funds are eligible to participate in these plans.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets (in billions)	Accounts	Assets (in billions)	Accounts	Assets (in billions)
Paul Whitehead	342	$1,850	353	$900.4	155	$574.7
	0	$0	0	$0	1*	$2.06
Jennifer Hsui	336	$1,850	1	$0.21	1	$0.17
Peter Sietsema	71	$1.76	279	$550.0	113	$550.0
	0	$0	0	$0	1*	$$2.06

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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Causeway Capital Management, LLC

Causeway Capital Management (“Causeway”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Causeway is a Delaware limited liability company wholly-owned by Causeway Capital Holdings LLC. Causeway is headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal risk, and compliance functions from that location. As of December 31, 2022, Causeway had approximately $38.7 billion in assets under management.

Compensation. The Adviser pays Causeway a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between Causeway and the Adviser.

Messrs. Gubler, Jayaraman, Kuhnert, and Myers receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Destinations International Equity Fund or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For portfolio managers of the Destinations International Equity Fund, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

Ownership of Fund Shares. As of December 31, 2023, Causeway’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund

Other Accounts: As of December 31, 2023, in addition to the Destinations International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Joe Gubler, CFA	8	$2.82	8	$.512	12		$3.15
	0	$0	0	$0	1	*	$.580
Arjun Jayaraman	7	$2.82	8	$.512	16		$3.14
	0	$0	0	$0	1	*	$.580
MacDuff Kuhnert	7	$2.82	8	$.512	17		$3.15
	0	$0	0	$0	1	*	$.580
Ryan Myers	7	$2.82	8	$.512	18		$3.14
	0	$0	0	$0	1	*	$.580

*These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest: The portfolio managers who manage the Destinations International Equity Fund also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, SMA programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Destinations International Equity Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Destinations International Equity Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Destinations International Equity Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Messrs. Cho, Eng, Muldoon, Valentini and Nguyen, and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

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Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Ceredex Value Advisors LLC

Ceredex Value Advisors LLC (“Ceredex”) serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Ceredex is a Delaware limited liability company and an SEC-registered investment adviser. The firm was established in 2008 after 19 years functioning as RidgeWorth Investments’ value style investment management team. Ceredex is a wholly-owned subsidiary of Virtus Partners, Inc., which is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”).

As of March 31, 2023,Ceredex had approximately $6.9 billion in assets under management. Ceredex is a value equity asset management firm that seeks to identify catalysts that may lead to appreciation in undervalued, dividend-paying stocks.

Compensation. The Adviser pays Ceredex a fee based on the assets under management of the Destinations Small-Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Ceredex and the Adviser. Ceredex pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small-Mid Cap Equity Fund. Ceredex’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Destinations Small-Mid Cap Equity Fund’s investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple funds or other managed accounts, the size and relative strategic importance to the Sub-adviser is taken into consideration when determining bonuses. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.

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Other Accounts. As of February 28, 2023, in addition to the Destinations Small-Mid Cap Equity, the portfolio manager was responsible for the day- to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Don Wordell, CFA	2	$2,770.9	1	$41.2	22	$1110.5
	1*	$2,523.5	0	$0	0	$0
Cody P. Smith, CFA	1	$2,523.5	1	$41.2	5	$108.6
	1*	$2,523.5	0	$0	0	$0

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including certain assets of the Destinations Small-Mid Cap Equity Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include accounts of registered investment companies, other pooled investment vehicles and other types of accounts. In particular, this conflict of interest may arise as a result of Ceredex’s management of the Fund and other accounts, which, in theory, may allow Ceredex to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent Ceredex or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Ceredex may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Fund. To the extent a particular investment is suitable for both the Fund and the other accounts, such investments will be allocated between the Fund and the other accounts in a manner Ceredex determines is fair and equitable under the circumstances to all clients, including the Fund.

To address and manage these potential conflicts of interest, Ceredex has adopted compliance policies and procedures to allocate investment opportunities and to ensure each of their clients are treated on a fair and equitable basis.

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA”) is located at 290 Congress Street, Boston, MA 02210 and serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. CMIA is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). CMIA’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of March 31, 2023, CMIA had approximately $384,200 million in assets under management.

Compensation. The Adviser pays CMIA a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between CMIA and the Adviser. CMIA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. CMIA’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by CMIA (“CMIA Funds”), in most cases including the CMIA Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

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Under the CMIA annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments’ revenues and profitability, as well as Ameriprise Financials’ profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments’ revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to CMIA’s controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by CMIA. Consideration is given to relative performance over the one-, three- and five- year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the CMIA Funds and other accounts they manage. The value of the deferral account is based on the performance of CMIA Funds. Employees have the option of selecting from various CMIA Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the CMIA Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Thomas Galvin, CFA	2	$1.18	1	$0.367	828	$1.05
Richard Carter	2	$1.18	1	$0.367	827	$1.02
Todd Herget	2	$1.18	1	$0.367	830	$1.02

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment professionals with multiple clients, the Destinations Large Cap Equity Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Destinations Large Cap Equity Fund and other accounts at the same time. CMIA has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

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The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as CMIA’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.

Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When CMIA determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, the Destinations Large Cap Equity Fund may not be able to invest in privately-placed securities in which other accounts advised by CMIA using a similar style, including performance fee accounts, are able to invest, even when CMIA believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, including for investments in CMIA’s hedge funds, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by CMIA.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Destinations Large Cap Equity Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Destinations Large Cap Equity Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Destinations Large Cap Equity Fund as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Destinations Large Cap Equity Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. CMIA and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically CMIA does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by CMIA. Similarly, a Participating Affiliate typically does not coordinate trading activities with CMIA with respect to accounts of CMIA unless CMIA is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that CMIA and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Destinations Large Cap Equity Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for CMIA’s accounts (including the Destinations Large Cap Equity Fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Destinations Large Cap Equity Fund may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact the Destinations Large Cap Equity Fund’s performance.

“Cross trades,” in which a portfolio manager sells a particular security held by the Destinations Large Cap Equity Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. CMIA and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Destinations Large Cap Equity Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Destinations Large Cap Equity Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Destinations Large Cap Equity Fund, even though it could have been bought or sold for the Destinations Large Cap Equity Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Destinations Large Cap Equity Fund.

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The Destinations Large Cap Equity Fund’s portfolio managers also may have other potential conflicts of interest in managing the Destinations Large Cap Equity Fund, and the description above is not a complete description of every conflict that could exist in managing the Destinations Large Cap Equity Fund and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of CMIA and its affiliates.

CrossingBridge Advisors, LLC

CrossingBridge Advisors, LLC (“CrossingBridge”) serves as a Sub-adviser to a portion of the assets of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds. CrossingBridge is a Delaware limited liability company and an SEC- registered investment adviser which is a wholly-owned subsidiary of ENDI Corp. As of February 28, 2023, CrossingBridge had approximately $1.32 trillion in assets under management.

Compensation. The Adviser pays CrossingBridge a fee based on the assets under management of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds as set forth in an investment sub-advisory agreement between CrossingBridge and the Adviser. CrossingBridge pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds.

CrossingBridge’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

As portfolio manager, Mr. Sherman receives a compensation and benefits package. Mr. Sherman’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of the firm. Mr. Sherman is provided no financial incentive to favor one fund or account over another. In addition, Mr. Sherman ultimately receives compensation based on the CrossingBridge’s overall profitability.

As Assistant Portfolio Manager, Mr. Berg receives a compensation and benefits package. Mr. Berg’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of the firm. Mr. Berg is provided no financial incentive to favor one fund or account over another. In addition, Mr. Berg receives compensation based on CrossingBridge’s overall profitability.

As Assistant Portfolio Manager, Mr. Whitney receives a compensation and benefits package. Mr. Whitney’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of the firm. Mr. Whitney is provided no financial incentive to favor one fund or account over another. In addition, Mr. Whitney receives compensation based on CrossingBridge’s overall profitability.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds.

Other Accounts. As of February 28, 2023, in addition to the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David K. Sherman	6	$1,812.7	2	$20.1	5	$66.1
	0	$0	2*	$20.1	5	66.1
Jonathan Berg	1	$258.6	0	$0	0	$0
Kirk Whitney	4	$684.0	0	$0	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

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Conflicts of Interest Potential conflicts of interest may arise when Crossing Bridge is presented with investment opportunities that are suitable for more than one of its accounts, including the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds . CrossingBridge’s Trade Allocation Policy mandates that no client shall receive preferential treatment in the allocation of investment opportunities and that the amount of fees payable to CrossingBridge will not be a factor in the decision of how to allocate investment opportunities. To the extent possible, CrossingBridge will aggregate transactions for its clients and will select a pre-trade allocation methodology as set forth in CrossingBridge’s policies and procedures.

DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”), located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071 serves a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. DoubleLine is registered as an investment adviser under the 1940 Act. DoubleLine provides investment management and sub- advisory services to public as well as various institutional and sub-advised accounts. As of March 31, 2023, DoubleLine had approximately $96 billion in assets under management.

Compensation. The Adviser pays DoubleLine a fee based on the assets under management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds as set forth in an investment sub-advisory agreement between DoubleLine and the Adviser. DoubleLine pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. The following information relates to the period ended February 28, 2023.

The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contribution to the success of the clients and DoubleLine. The DoubleLine portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio managers' compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to a portfolio manager's contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine's leadership criteria.

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Ownership of Fund Shares. As of February 28, 2023 the portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.

Other Accounts. As of February 28, 2023, in addition to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
Jeffrey Gundlach	30	$68.4	19		$6.8	73		$14.8
	0	$0	2*		$1.11	3*		$1.1
Jeffrey Sherman	20	$29.2	9		2.6	20		$4.1
Luz M. Padilla	9	$9.7	3		$1.0	4		$1.6
	0	$0	1*		$1.0	1*		$0.604
Su Fei Koo	6	$1.7	1		$0.09	1		$0.604
	0	$0	0		$0	1*		$0.604
Mark Christensen	6	$1.7	1		$0.09	1		$0.604
	0	$0	0		$0	1*		$0.604
Robert Cohen	4	$8.0	11		$3.3	3		$0.991
	0	$0	10*	4	3.2	0	$

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and/or Destinations Global Fixed Income Opportunities Funds, be managed (benchmarked) against the same index the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and/or Destinations Global Fixed Income Opportunities Funds track, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. The other accounts might also have different investment objectives or strategies than the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. Because of their positions with the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, the portfolio managers know the size, timing and possible market impact of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds’ trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein.

DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. These clients may themselves represent appropriate investment opportunities for the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds or may compete with the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and performance fee based accounts on a fair and equitable basis over time.

Driehaus Capital Management LLC

Driehaus Capital Management LLC (“Driehaus”) serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity and the Destinations Multi Strategy Alternatives Funds. Driehaus is a Delaware limited liability company and an SEC-registered investment adviser established in 1982 and is owned by Driehaus Capital Holdings LLLP and RHD Holdings LLC. The principal nature of Driehaus’ business is investment advisory services. As of February 28, 2023, Driehaus had approximately $13.3 billion in assets under management.

Compensation. The Adviser pays Driehaus a fee based on the assets under management of the Destinations Small-Mid Cap Equity and the Destinations Multi Strategy Alternatives Funds as set forth in an investment sub-advisory agreement between Driehaus and the Adviser. Driehaus pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small- Mid Cap Equity Fund and the Destinations Multi Strategy Alternatives Fund. Driehaus Capital Management’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

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Driehaus compensates the lead portfolio manager, portfolio managers and assistant portfolio manager for their management of the Destinations Small-Mid Cap Equity and the Destinations Multi Strategy Alternatives Funds. The portfolio managers are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if performance exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the registered investment companies and other accounts managed. The portfolio managers and assistant portfolio manager also receive a bonus based on a percentage of their salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio managers and assistant portfolio manager also would receive such contribution. The lead portfolio manager, portfolio managers and assistant portfolio manager participate in a deferred compensation plan.

Ownership of Fund Shares. As February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity and the Destinations Multi Strategy Alternatives Funds.

Other Accounts. As of February 28, 2023, in addition to the Destinations Small-Mid Cap Equity and the Destinations Multi Strategy Alternatives Funds the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jeff James	3	$699.5	0		$0	54		$4,401
	0	$0	0		$0	5	*	$606.5
Michael Black	3	$699.5	0		$0	54		$4,401
	0	$0	0		$0	5	*	$606.5
Prakash Vijayan, CFA	3	$699.5	0		$0	54		$4,401
	0	$0	0		$0	5	*	$606.5
Michael Caldwell	1	$214.8	2		$233.7	0		$0
	0	$0	2	*	$233.7	0		$0
Yoav Sharon	1	$214.8	0		$0	0		$0
	0	$0	0		$0	0		$0
Thomas McCauley	1	$214.8	0		$0	0		$0
	0	$0	0		$0	0		$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, Driehaus’ affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

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Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Driehaus’ policies and procedures.

Federated Equity Management Company of Pennsylvania

Federated Equity Management Company of Pennsylvania (“FEMCOPA”) serves as a Sub-adviser to a portion of the assets of the Destinations Equity Income Fund. FEMCOPA is a Delaware statutory trust and an SEC-registered investment adviser. Federated Advisory Services Company, an affiliate of the Sub-adviser and located at the same address, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Sub-Adviser. The fee for these services is paid by the Sub-adviser and not by the Destinations Equity Income Fund. As of March 29, 2023, FEMCOPA had $27.7 billion in assets under management.

Compensation. The Adviser pays FEMCOPA a fee based on the assets under management of the Destinations Equity Income Fund as set forth in an investment sub-advisory agreement between FEMCOPA and the Adviser. FEMCOPA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Equity Income Fund. FEMCOPA’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

Daniel Peris, Deborah Bickerstaff, Michael Tucker, and Jared Hoff are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on certain other accounts managed by the portfolio managers. IPP is measured for the rolling one, three and five calendar year periods, typically, on pre-tax gross total return on an absolute basis and versus the other accounts’ designated peer group of comparable accounts. In addition, performance is, typically, measured based on the other accounts’ average gross one-year distribution yield for one, three and five calendar year periods on an absolute basis and versus a designated peer group of comparable accounts. Typically, performance is also measured on the other accounts’ average one, three and five year dividend growth rate on an absolute basis. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Peris, Ms. Bickerstaff, Mr. Tucker, and Mr. Hoff are also the portfolio managers for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which Mr. Peris, Ms. Bickerstaff, Mr. Tucker, and Mr. Hoff are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio managers may be categorized into multiple IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each of the other accounts managed by the portfolio managers and included in the IPP groups. Although the performance of each of the other accounts is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Pursuant to the terms of a confidential business agreement with Federated Hermes, Mr. Peris’ annual incentives may now include certain guaranteed amounts.

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Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Equity Income Fund.

Other Accounts. As of February 28, 2023, in addition to Destinations Equity Income Fund, the portfolio managers were responsible for the day-to- day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Daniel Peris, CFA	4	$11.8	1	$231.6	157	$24.9
Deborah D. Bickerstaff	4	$11.8	1	$231.6	157	$24.9
Michael Tucker	4	$11.8	1	$231.6	157	$24.9
Jared Hoff	4	$11.8	1	$231.6	157	$24.9

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Destinations Equity Income Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Destinations Equity Income Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Destinations Equity Income Fund portfolio trades and/or specific uses of commissions from Destinations Equity Income Fund portfolio trades (for example, research or “soft dollars”). FEMCOPA has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Destinations Equity Income Fund from being negatively affected as a result of any such potential conflicts.

Gateway Investment Advisers, LLC

Gateway Investment Advisers, LLC (“Gateway”) serves as a Sub-Adviser to a portion of the assets of the Destinations Shelter Fund. Gateway is a Delaware limited liability company and an SEC-registered investment adviser. Gateway is a wholly-owned subsidiary of Natixis Investment Advisers, LLC. As of February 28, 2023, Gateway had approximately $8.537 billion in assets under management.

Compensation. Brinker pays Gateway Investment Advisers, LLC (Gateway) a fee based on the assets under management of the Destinations Shelter Fund as set forth in an investment sub-advisory agreement between Gateway and Brinker. Gateway’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

Gateway’s compensation for Portfolio Managers or Management Team Members is based on a based salary, allocations from the Gateway’s bonus pool, and a retirement plan. The size of the bonus pool is based on the overall profitability of Gateway (as opposed to a portfolio performance-based payment). A substantial portion of each bonus is deferred for up to three years and invested in Gateway-managed products while deferred. This compensation structure is incorporated into the Employment Agreement that certain portfolio managers and senior executives have signed. All employees at Gateway participate in the bonus pool based on factors such as job responsibility and seniority. Messrs. Buckius, Stewart and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients.  The non-competition and non-solicitation undertakings will expire one year from the termination of employment.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Shelter Fund.

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Other Accounts. As of February, 2023, in addition to the Destinations Shelter Fund, Gateway Investment Advisers, LLC’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel Ashcraft	5	$8.00 B	0	$0	46	$450.2 M
Michael Buckius	5	$8.00 B	0	$0	48	$497.3 M
Kenneth Toft	5	$8.00 B	0	$0	17	$305.0 M
Mitchell Trotta	2	$6.49 B	0	$0	25	$289.3 M
Michael Dirr	0	$0	0	$0	0	$0

* Note: None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. A conflict of interest may exist if Gateway identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Gateway may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Gateway are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In addition, since Gateway does not manage any performance-based fee accounts, nor is the compensation of the Portfolio Manager’s or Management Team Member’s based on the performance of any one account or strategy, Gateway’s compensation arrangements do not present any material conflicts of interest in connection with the simultaneous management of the Fund and other accounts.

Leeward Investments, LLC

Leeward Investments, LLC (“Leeward”) serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Leeward is a Massachusetts limited liability company and is independently owned and controlled by its employees. Leeward’s Small Cap Value team applies a classic value investment style focusing on quality companies whose stock is temporarily out of favor in the market. As of March 31, 2023, Leeward had $2.9 billion in assets under management.

Compensation. Leeward believes in aligning investment team compensation with overall client outcomes. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward’s base salaries are competitive within the industry. Leeward’s incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.

Ownership of Fund Shares. As of February 28, 2023 Leeward’s portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.

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Other Accounts. As of February 28, 2023 in addition to the Destinations Small-Mid Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
R. Todd Vingers, CFA	6	$1,150.7 M	18	$575.5 M	35	$986.5 M
Jay C. Willadsen, CFA	6	$1,150.7 M	18	$575.5 M	35	$986.5 M

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Leeward’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Leeward’s Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Investment Advisers Act of 1940, the Investment Company Act (where applicable) and the internal policies and procedures applicable to the firm’s investment advisory business. The goal of Leeward’s Code of Ethics and the firm’s policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of Leeward’s clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in the firm and/or completing interests of clients that could occur as the result of relationship size or fee structure.

LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) serves as a Sub-Adviser to a portion of the assets of the Destinations Multi Strategy Alternatives Fund. LMCG is a Delaware limited liability company and an SEC-registered investment adviser. LMCG is a board-managed limited liability company that is independently owned and controlled by its employees.  As of March 31, 2023, LMCG had approximately $$4,053.7 million in assets under management.

Compensation. The Adviser pays LMCG a fee based on the assets under management of the Destinations Multi Strategy Alternatives Fund as set forth in an investment sub-advisory agreement between LMCG and the Adviser. LMCG pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Multi Strategy Alternatives Fund. The following information relates to the period ended February 28, 2023.

LMCG’s relative value credit investment team is compensated through a combination of a base salary and an incentive bonus based on revenue sharing. The team’s incentive plan is predicated on overall revenue growth so that as fees increase over time, the team’s bonus pool will increase.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Multi Strategy Alternatives Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Multi Strategy Alternatives Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
David Weeks	0	$0	1		$629.0	1		$410.3
	0	$0	1	*	$580.6	1	*	$410.3
Ajit Kumar, CFA	0	$0	1		$629.0	1		$410.3
	0	$0	1	*	$580.6	1	*	$410.3
Edwin Tsui, CFA	0	$0	1		$629.0	1		$410.3
	0	$0	1	*	$580.6	1	*	$410.3
Andreas Eckner, PhD	0	$0	1		$629.0	1		$410.3
	0	$0	1	*	$580.6	1	*	$410.3
Guillaume Horel, PhD	0	$0	1		$629.0	1		$410.3
	0	$0	1	*	$580.6	1	*	$410.3

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

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Conflicts of Interest. LMCG’s Legal and Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Investment Advisers Act of 1940, the Investment Company Act (where applicable) and the internal policies and procedures applicable to the firm’s investment advisory business.

The goal of LMCG’s Code of Ethics and the firm’s policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of LMCG’s clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in the firm and/or competing interests of clients that could occur as the result of relationship size or fee structure.

While there are several potential conflicts in the investment advisory business, below are some examples of some that LMCG’s Legal and Compliance team monitors:

Code of Ethics, Insider Trading and Personal Trading: Employee trading is continually monitored and the Code of Ethics is reasonably designed to prevent conflicts of interest between LMCG and its clients.

Performance Fees: LMCG acknowledges that managing client accounts (1) where performance based fees may be received, or (2) a portfolio manager (“PM”) employed by LMCG is invested in proprietary funds managed by LMCG or an affiliate, or (3) where a relationship may exist between a PM and a client, may create the potential for conflicts with other client accounts. LMCG’s procedures are designed to address these conflicts as well as ensure equitable treatment for all accounts as LMCG employs aggregation in pursuit of best overall trade execution.

Trade Allocation: In no event shall one client be given preference over another client for the allocation of trades on the basis of factors not driven by the appropriateness of the investment in that security under the circumstances at that time.

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a sub-adviser to a portion of the assets of the Destinations International Equity Fund. Loomis Sayles is a Delaware Limited Partnership, and an indirect subsidiary of Natixis Investment Managers, LLC. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. As of December 31, 2022, Loomis Sayles’ had approximately $282.0 billion in assets under management.

Compensation. The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus which is comprised of three segments. In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term incentive bonus have a deferral component.

For the senior-most investment roles, the first segment of the Long Term Incentive Plan provides annual grants and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third segments of the Long Term Incentive Plan are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second segment is role based and the third is team based and specifically dependent upon team profitability and/or investment performance.

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In addition, Loomis Sayles makes a profit sharing contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The size of the multiple is dependent upon a variety of factors including asset under management, industry experience, and the role within the firm. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score predominantly compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.

Ownership of Fund Shares. As of February 28, 2023, portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Municipal International Equity Fund, Loomis Sayles’ portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ashish Chugh	0	$0	5	$288.2	4	$13.4

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Loomis Sayles has adopted numerous policies and procedures that include principles and guidelines for identifying, managing, recording and, where relevant, disclosing existing or potential conflicts and protecting the interests of its clients. Pursuant to these policies and procedures, Loomis Sayles and each of its employees are responsible for (i) identifying actual or potential conflicts of interest (defined below) and reporting them to the Chief Compliance Officer, (ii) discussing any questions or concerns about possible conflicts with the Chief Compliance Officer, and (iii) managing and mitigating conflicts fairly and in accordance with applicable policies and procedures. By complying with these rules, using robust compliance practices, we believe that we handle these conflicts appropriately.

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Loomis Sayles has reviewed its business to identify potential conflicts of interest and to establish appropriate policies and procedures to manage those conflicts. Recognizing that it is impossible to anticipate all potential conflicts, the list below provides examples of the identified permanent conflicts of which the firm's staff is aware, along with a brief explanation of the firm's arrangements for mitigating and managing the risk of such conflicts:

Affiliated Trading: Loomis Sayles traders could favor Natixis broker dealers in a way that was not in the best interest of Loomis Sayles clients. To manage this potential conflict, as a policy matter, the Loomis Sayles traders are prohibited from trading with the firm's affiliated broker-dealers.

Soft Dollars: Loomis Sayles may use clients’ commissions to offset costs that Loomis Sayles would otherwise incur directly such as research, computers, travel expenses, etc. To manage this potential conflict, Loomis Sayles soft dollar policies and procedures require all soft dollar services to be Section 28(e) eligible, and the Chief Compliance Officer formally approves all new third-party soft dollar services.

Errors: Loomis Sayles corrects trading errors and investment guideline violations affecting client accounts in a fair and timely manner and in such a way that the client will not suffer a loss. Ultimately, however, we decide whether an incident is an error that requires compensation. Also, in certain circumstances, correcting an error may require the firm to take ownership of securities in its own error account, and the disposition of those securities may create a gain in the firms error account. To manage potential conflicts concerning such errors, we have implemented trade error and investment guideline breach policies and procedures, and the resolution of all such errors has to be approved by the Chief Compliance Officer or designee thereof.

Relationships with Broker Dealers: Traders could have relationships with broker-dealers that may provide an incentive to trade with such broker-dealers in a manner that is not in our clients' best interest. To manage this potential conflict, Loomis Sayles has implemented an annual certification requirement whereby traders must disclose any and all personal or familial relationships with broker-dealers which could present the trader or Loomis Sayles with a conflict of interest. In addition, traders are required to acknowledge that they have read, understand and have complied with Loomis Sayles' policies and procedures with respect to gifts and business entertainment.

Gifts and Entertainment: Frequent or inappropriate gifts to Loomis Sayles employees from, or lavish entertainment of employees by, or employee affiliations with, vendors, service providers or intermediaries (among others) could prompt questions as to whether recommendations are based on such relationships rather than on the interests of the client. To manage this potential conflict, Loomis Sayles Gifts and Entertainment Policies and Procedures govern personal conduct issues such as these, and require certain reporting by employees that is intended to help the Loomis Sayles Legal and Compliance Department identify matters that could give rise to a conflict.

Allocation of Investment Opportunities: Portfolio managers may allocate investments in a manner that does not treat all clients fairly and equitably. To manage this potential conflict, Loomis Sayles has implemented Trade Aggregation and Allocation Policies and Procedures, pursuant to which, Loomis Sayles policy is to allocate purchase and sale opportunities among its clients accounts in a fair and equitable manner over time. The Loomis Sayles Legal and Compliance Department utilizes various oversight capabilities to monitor allocations that have the highest degree of risk such as those of the firm’s hedge funds.

Side-By-Side Management: The performance fees paid by the hedge funds may cause their investment teams to give preferential treatment to such funds in terms of the allocation of investment opportunities, or they cause the hedge funds to front-run the trading activities of the long-only accounts. To manage this potential conflict, Loomis Sayles policies and procedures identify and address the potential conflicts of interest (e.g., aggregation and allocation of orders, cross trading, pricing of securities, front running, etc.) when managing hedge funds side-by-side with long only accounts. The Legal and Compliance Department utilizes several daily automated exception reports to oversee the hedge funds compliance with such policies and procedures.

Finally, external auditors are engaged periodically to conduct an internal audit on the fixed income trade aggregation and allocation processes, with a specific focus on determining whether the hedge funds, other performance fee accounts, and high profile funds are receiving preferential treatment with respect to investment opportunities or front running long-only accounts. They also audit for compliance with trade aggregation and allocation policies and procedures.

Cross Trading: Loomis Sayles may cross securities among client accounts in a manner in which is not in the best interest of all accounts involved. As a policy matter, Loomis Sayles will not knowingly or intentionally effect transactions between client accounts, and the Loomis Sayles Legal and Compliance Department has implemented various automated reports to prevent or detect the crossing of securities among client accounts. Any exceptions to this policy must receive the prior approval of the Loomis Sayles Legal and Compliance Department.

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Allocating Fund Brokerage Based Upon Fund Sales: Loomis traders may direct client transactions to broker-dealers for purposes of rewarding them for selling shares of the Loomis/Natixis funds, and such transactions may not achieve best execution. To manage this potential conflict, Loomis Sayles policies and procedures prohibit its traders from directing transactions to broker-dealers in reciprocation for said broker-dealers efforts to sell shares of the funds to their clients. Furthermore, as a procedural matter, the Loomis Sayles traders are not provided with broker-dealers funds sales activities.

Personal Trading: Loomis Sayles employees may conduct their personal dealings in a manner that is not in the best interests of the clients of Loomis Sayles. To manage this potential conflict, Loomis Sayles has implemented a Code of Ethics (Code) which contains restrictions that are designed to avoid apparent and actual conflicts of interest with clients and inadvertent violations of the securities laws as they relate to personal trading. Loomis Sayles employees agree in writing to abide by the Code as a condition of employment. Under the Code, employees carrying out personal securities transactions must generally ensure that they are not (i) benefiting from their personal investments at the expense of any Loomis Sayles client or (ii) taking advantage of or trading on knowledge of the market impact of client transactions, and the Loomis Sayles Legal and Compliance Department utilized various automated systems to monitor compliance with the Code.

Outside Business Interest: Loomis Sayles employees may engage in outside activities that conflict with the best interests of Loomis Sayles and/or its clients. To manage this potential conflict, the Code provides that no employees of Loomis Sayles may serve on the board of directors of any publicly traded company. Additionally, no employee of Loomis Sayles may accept any other service, employment, engagement, connection, association, or affiliation in or with any enterprise, business or otherwise absent prior written approval by the supervisor of said employee and the Loomis Sayles Chief Compliance Officer, or a designee thereof.

Securities Valuation: The fees we charge our own clients and the performance of our products are based upon the value of our clients’ portfolios. Loomis Sayles has the authority to determine the value of securities that are difficult to price (i.e., those that require a fair valuation determination), and in such cases there is an incentive to select a higher price for those securities, when a lower price would be more reasonable. To mitigate that potential conflict, our Securities Pricing Policies and Procedures require our pricing personnel to follow specific steps when determining the fair value of a security, and portfolio managers that own the security in client accounts are not permitted to vote on the fair valuation of the security. Finally, the pricing staff personnel are overseen by our Pricing Committee that is chaired by the firm's Chief Compliance Officer.

Depending on circumstances, Loomis Sayles may use a number of administrative and organizational arrangements to mitigate any actual or potential conflicts, including: (i) functional independence and separate supervision of relevant employees whose main functions involve carrying out activities or providing services for clients whose interests may conflict, or otherwise representing interests that may conflict. For example, the permissions provided in the firms trading and settlements systems is such that only portfolio managers/portfolio specialists can create a trade order; only traders can execute a trade order; and only the operations staff can settle executed trades. These access controls and the separate oversight thereof deter portfolio managers, traders and operations staff from correcting or hiding their errors; and (ii) periodic training of employees on potential conflicts of interests and the firm's mechanisms to mitigate such conflicts.

Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Lord Abbett is a Delaware Limited Liability Company wholly-owned by its members, including the Managing Partner. Lord Abbett is headquartered at 90 Hudson Street, Jersey City, New Jersey 07302. As of February 28, 2023, Lord Abbett had approximately $196.0 billion in assets under management.

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Compensation.  The Adviser pays Lord Abbett a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Lord Abbett and the Adviser. Messrs. Solender and Shuman each receive compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results for the purposes of determining the amount of the bonus payments, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment to a portfolio manager for participation in Lord Abbett’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Ownership of Fund Shares. As of February 28, 2023, portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Municipal Fixed Income Fund, Lord, Abbett & Co. LLC’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel Solender	9	$15.7	0	$0	9	$7.4
Gregory Shuman	5	$8.3	0	$0	1	$5.1

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a fund’s transactions to the advantage of other accounts and to the detriment of that fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures, including policies that address client brokerage and soft dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts.

Merganser Capital Management Inc.

Merganser Capital Management, LLC (“Merganser”) serves as a sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability company. Merganser is an investment management firm dedicated exclusively to managing fixed income assets. As of March 31, 2023, Merganser has $15.4 billion in assets under management.

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Compensation. The Adviser pays Merganser a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Merganser and the Adviser. All members of the investment team are compensated based on their experience level, contribution to the firm and team performance relative to peers. The firm reviews investment team performance and compensation at least annually by their manager and senior management. The primary components of the compensation system are base salary and an annual bonus based on the financial success of the firm. Additionally, the majority of senior members of the investment team are under employment contracts.

Team performance relative to peers is at a strategy composite level.  Thus, there is no incentive or conflict of interest to favor one account over another.  In addition, such rankings are gross of fees which mitigates the potential to make decisions based on clients’ fees.

Ownership of Fund Shares. As of February 28, 2023, Merganser’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Core Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Todd Copenhaver, CFA	1	$663.0	4	$198.5	32	$3,076
Andrew Smock, CFA	1	$663.0	4	$198.5	32	$3,076

None of the accounts above are subject to a performance-based advisory fee.

Conflicts of Interest. Merganser and its affiliates engage in a broad range of activities, including investment activities for clients, for their own account and for the account of their clients.  Certain affiliates of Merganser provide transaction-related, advisory, management and other services to operating companies. Generally, however, conflicts between Merganser and its affiliates are mitigated because Merganser and its affiliates are separately operated and generally do not share trading or investment information.

Merganser’s clients are permitted to pursue investment opportunities similar to those pursued by another client.  The allocation of investment opportunities among clients will be determined by Merganser in its good faith judgment and in accordance with the organizational documents and IMAs of the relevant clients.  Allocation decisions can raise conflicts, for example, if clients have different fee structures. Subject to a client’s investment guidelines, IMA, and Merganser’s policies, Merganser generally allocates investment opportunities among eligible clients on a pro rata basis based upon account size.  Other contributing factors or deviations from pro rata allocations include (i) client investment guidelines, (ii) sector and issuer diversification, (iii) cash available for investment, (iv) realized gain/loss limitations, (v) new client startups, (vi) anticipated cashflows, (vii) client terminations and (viii) liquid lot sizes. Merganser makes allocation determinations based on its expectations at the time such investments are made, however investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another client in hindsight.

All employees of Merganser have committed to a Code of Ethics which includes three main sections: (1) Conflicts of Interest, (2) Insider Trading, and (3) Employee Securities Reporting. The Code of Ethics requires each of Merganser’s employees to deal honestly and fairly with all persons with whom he or she has contact. Employees always must place the interests of Merganser’s clients first. To prevent conflicts of interest, all employees must submit quarterly attestations validating their outside accounts and transaction activity. This process is managed through the MyComplianceOfficer Technologies System and reviewed by the CCO. Mutual funds sub-advised by Merganser and securities issued by clients which are publicly traded are on the Merganser restricted list. The CCO reviews and maintains the restricted list and updates it whenever there is a change to Merganser’s client base. The personal trading reviews seek to ensure that employees’ personal trading does not affect the markets, or conflict with Merganser’s fiduciary duty to its clients.

All potential conflicts of interest must be reported to and reviewed by Merganser’s Chief Compliance Officer. Additionally, Merganser prohibits employees from engaging in any business activity or relationships that may result in any financial or other conflict of interest between themselves and clients or Merganser. The potential conflicts of interest encountered by a client include those discussed above but does not necessarily describe all of the conflicts that may be faced by a client account. Other conflicts are disclosed in Merganser’s Form ADV, Part 2A Brochure.

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MFS Investment Management

MFS Investment Management (“MFS”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. MFS is a Delaware Corporation and an SEC-registered investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2022, MFS has $547.5 billion in assets under management.

Compensation. The Adviser pays MFS a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between MFS and the Adviser. MFS pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended December 31, 2021.

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

As of December 31, 2022, MFS uses the MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) as the benchmark(s) to measure the performance of Messrs.  Evans and Stone for the Destinations International Equity Fund.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

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MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of February 28, 2023, in addition to Destinations International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in billions)
Benjamin Stone	9	$26.4	3	$785.8	11		$4.7
	0	$0	0	$0	1	*	$.209
Philip Evans	7	$26.3	2	$785.5	11		$4.7
	0	$0	0	$0	1	*	$.209

*These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Each portfolio managers manages one other account with respect to which the advisory fee is based on the performance, the value of which as of February 28, 2023 was $209.4 million. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

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Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”) serves as a Sub-adviser to the Destinations Equity Income Fund. NBIA is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees. As of March 31, 2023, NBIA together with its affiliates, had approximately $436 billion in assets under management.

Compensation. The Adviser pays NBIA a fee based on the assets under management of the Destinations Equity Income Fund as set forth in an investment sub-advisory agreement between NBIA and the Adviser. NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Neuberger Berman Organization (“NB. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Equity Income Fund.

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Other Accounts. As of February 28, 2023, in addition to the Destinations Equity Income Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Richard S. Levine	2	$1,151	3	$49	3,190		$4,311
	0	$0	0	$0	15	*	$17
Alexandra Pomeroy	2	$1,151	3	$49	3,190		$4,311
	0	$0	0	$0	15	*	$17
William D. Hunter	2	$1,151	3	$49	3,190		$4,311
	0	$0	0	$0	15	*	$17
Shawn Trudeau	2	$1,151	3	$49	3,190		$4,311
	0	$0	0	$0	15	*	$17

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within NB will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

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NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Newton Investment Management North America, LLC

Newton Investment Management North America, LLC (“NIMNA”), is located at 200 Park Avenue, New York, N.Y. 10166. NIMNA serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. NIMNA is a limited liability corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”). As of February 28, 2023, NIMNA has assets under management of approximately $53,335 million.

Compensation. The Adviser pays NIMNA a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between NIMNA and the Adviser. NIMNA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. The following information relates to the period ended February 28, 2023.

NIMNA’s employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles). This approach aligns NIMNA closely with clients and provides employees with an appropriately balance discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the Newton real equity plan and a portion in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the Newton equity plan the value of Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the Newton business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIMNA shares with voting rights) retains 100% control of Newton.

It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the Newton equity awards, the vesting period will be followed by a minimum further six-month and one-day holding period.

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Note: The approach described to reward structures above is applied consistently to Newton's go forward business in both the UK and US, albeit the fund baskets used in each jurisdiction differ slightly (in part to ensure appropriate alignment with clients). NIMNA regularly reviews its compensation approach, including mixture and features of the deferred compensation schemes and will make changes that it considers appropriate to ensure that it remains aligned with regulatory requirements, client outcomes and market practices.

Newton's compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. NIMNA utilizes an online appraisal system to evaluate the performance of all employees (including our investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the business, resulting in an assessment that combines feedback from each individual. Additionally, input from the risk and compliance team on employees' conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards, this aims to protect against excessive risk-taking and to seek to emphasize appropriate conduct/behavior. Analysts' annual performance appraisals consist of both quantitative and qualitative contributions. The quantitative piece is based upon the performance of the analyst's investment recommendations over one, three and five years, weighted heavily towards the three- and five-year numbers. Qualitative assessment includes contribution to the investment debates that help shape our macro views and thematic backdrop; interaction with, and responsiveness to, the wider team and their specific requirements; leadership and communication skills; and collaborative behavior.

Given NIMNA’s overarching view that responsibly managed companies are better placed to achieve a sustainable competitive advantage and provide strong long-term growth, the individual long-term compensation award granted to each Newton employee by way of deferred cash awards linked to the value of the Newton business fundamentally aligned to NIMNA’s stewardship activities. A more direct example of alignment is the annual compensation opportunity available to each of NIMNA’s investment team leaders, where a defined portion of the annual bonus scorecard is determined by explicit key performance indicators (KPIs) concerning ESG integration. These KPIs relate to engagement strategies, ESG tools and public policy.

Additionally, in 2019, Newton launched an all-employee long-term incentive plan (LTIP for All), under which all eligible employees are able to receive a deferred cash award linked to the value of the Newton business. Awards under LTIP for All typically have a three-year vesting period. These awards are not shares but they are marked to market against the value of the Newton business.

Ownership of Fund Shares. As of February 28, 2023, the portfolio manager did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to Destinations Large Cap Equity Fund, the portfolio manager was responsible for the day-to- day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Brian C. Ferguson	7	$6,920	2	$371.1	36		$4,590
	0	$0	0	$0	2	*	$68.8

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. It is the policy of NIMNA to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), potential conflicts may also arise between NIMNA and other BNY Mellon companies. NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, NIMNA has adopted policies and procedures to address such conflicts, which are designed to ensure that all client accounts are treated equitably over time. Additionally, NIMNA has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

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All material conflicts of interest as presented in greater detail within Part 2A of NIMNA’s Form ADV.

Northern Trust Investments, Inc.

Northern Trust Investments, Inc. (“NTI”) serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the 1940 Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of March 31, 2023, Northern Trust Corporation, through its affiliates, had assets under management of $1.33 trillion.

Compensation. The Adviser pays NTI a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between NTI and the Adviser. NTI pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund. NTI’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2023.

The compensation for the portfolio managers of the funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for fund accounts and other types of accounts.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Municipal Fixed Income Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam Shane	7	$3,752	0	$0	343	$3,275
Nate Miller	2	$985	0	$0	531	$8,678

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Destinations Municipal Fixed Income Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI’s affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

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NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Nuveen Asset Management, LLC

Nuveen Asset Management, LLC, (“Nuveen Asset Management”), serves as a Sub-adviser to a portion of the assets of the Destinations Equity Income and Destinations Global Fixed Income Opportunities Funds. Nuveen Asset Management is a Delaware limited liability company and an SEC-registered investment adviser. Nuveen Asset Management is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America.

Compensation. The Adviser pays Nuveen Asset Management a fee based on the assets under management of the Destinations Equity Income and Destinations Global Fixed Income Opportunities Funds as set forth in an investment sub-advisory agreement between Nuveen Asset Management and the Adviser. Nuveen Asset Management pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Equity Income and Destinations Global Fixed Income Opportunities Funds. Nuveen Asset Management’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients.

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary.

A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus.

A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award.

A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan.

Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Equity Income Destinations Global Fixed Income Opportunities Funds.

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Other Accounts. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Equity Income Destinations Global Fixed Income Opportunities Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Douglas M. Baker, CFA	6	$9.2	0		$0	2,569	$2.1
Brenda A. Langenfeld, CFA	9	$10.5	1		$58.2	2,570	$2.2
	0	$0	1	*	$58.2	0	$0
James T. Stephenson, CFA	2	$.223	1		$234.6	1746	$.404
Thomas J. Ray, CFA	2	$1.46	4		$3,574	2115	$1.41
Peter Boardman	1	$.090	2		$395.7	1747	$.706

* This account, which is a subset of the account in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when Nuveen Asset Management invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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River Road Asset Management, LLC

River Road Asset Management, LLC (“River Road”) serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. River Road is a limited liability company and an SEC-registered investment adviser. As of February 28, 2023, River Road had approximately $8.14 billion in assets under management.

Compensation. The Adviser pays River Road a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between River Road and the Adviser. The following information relates to the period ended February 28, 2023.

Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. All portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel R. Johnson, CFA, CPA	2	$362	1	$64	3	$2
Matt W. Moran, CFA	2	$362	1	$64	3	$2

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers for the Destinations Large Cap Equity Fund manage multiple accounts, including the Destinations Large Cap Equity Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Destinations Large Cap Equity Fund, or make investment decisions that are similar to those made for the Destinations Large Cap Equity Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Destinations Large Cap Equity Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. ("SSGA FM") serves as the Sub-Adviser to a portion of the assets the Destinations Large Cap Equity, Destination Small-Mid Cap Equity and Destinations International Equity Funds. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation ("State Street"), a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSGA"), the investment management arm of State Street.

Compensation. SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

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Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company's success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm's unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA FM.

Ownership of Fund Shares. As of , the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity, Destination Small-Mid Cap Equity and Destinations International Equity Funds.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity, Destination Small-Mid Cap Equity and Destinations International Equity Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Juan Acevedo	133	$860	362	$711	526	$495
Lisa Hobart	133	$860	362	$711	526	$495
John Law, CFA	133	$860	362	$711	526	$495
Karl Schneider, CAIA	133	$860	362	$711	526	$495

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

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A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM’s and the SSGA Trusts’ Code of Ethics.

Strategas Asset Management, LLC

Strategas Asset Management, LLC (“Strategas”) serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. Strategas was founded in 2014 to create a suite of managed portfolio strategies and provide global asset allocation tilts to assist institutional investors, family offices, and financial advisors in implementing the tactical and thematic idea generation of Strategas Securities’ macro-oriented research. Strategas has been an SEC-registered investment adviser since June 2018 and is owned by Baird Financial Corporation. Through managed account clients, Strategas had assets under management of approximately $604.33 million as of February 28, 2023.

Compensation. The Adviser pays Strategas a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between Strategas and the Adviser. The following information relates to the period ended February 28, 2023.

The Strategas portfolio managers managing the assets of the Destinations Large Cap Equity Fund (Daniel Clifton and Nicholas Bohnsack) do not receive a base salary for their services to Strategas, as they are regularly and primarily employed and paid by Strategas’ affiliate, Strategas Research Partners. However, the Strategas portfolio managers may receive discretionary bonuses that are based upon multiple factors, including the performance of Strategas, their individual contributions to the firm’s performance, the investment performance of the strategies for which they are responsible, and the client assets under their management or advisement.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Clifton	1	$497	1	$28	15	$9.6
Nicholas Bohnsack	0	$0	0	$0	4	$2.5

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None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Strategas and the portfolio managers managing assets of the Destinations Large Cap Equity Fund manage multiple accounts and deliver model portfolios involving the same strategy used in managing the assets of the Destinations Large Cap Equity Fund that are allocated to Strategas. Strategas and the portfolio managers also manage other accounts and delivers other model portfolios involving different strategies. These other accounts include accounts for registered investment advisers, trusts, high net worth individuals, family offices, and companies. One conflict of interest with portfolio managers managing multiple accounts relates to the time and attention required to manage accounts. However, Strategas employs model portfolios to manage client accounts. When a portfolio manager wants to make a change to a model portfolio, that change is made to all client accounts that follow that model. This makes it possible for a portfolio manager to manage multiple accounts efficiently. Another conflict of interest that may arise in connection with the portfolio managers’ management of multiple accounts, including the Destinations Large Cap Equity Fund, is that an investment opportunity for one or some accounts may be an opportunity for other accounts. Strategas addresses this conflict through a trade allocation policy in which the portfolio managers are required to allocate an investment opportunity across all accounts for which the opportunity is appropriate and, if the opportunity is limited, to carry out the allocation in a fair and equitable manner. Another conflict is the risk that some accounts may be favored over others. However, Strategas does not have any accounts that pay a performance-based or incentive fee. In addition, Strategas has a trade rotation policy so that no account or group of accounts consistently have their orders executed ahead of orders for other accounts. Strategas also seeks to aggregate client orders when practicable. Strategas also has restrictions on personal trading by portfolio managers that prevent a portfolio manager from trading in his personal account before trades are executed in client accounts.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity and the Destinations International Equity Funds. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of February 28, 2023, T. Rowe Price had $1.3 trillion in assets under management.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio information” section) and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

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This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity or the Destinations International Equity Funds.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity and the Destinations International Equity Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Joseph Fath, CPA	11	$60.07	8	$27.70	4	$1.54
Richard N. Clattenburg	3	$14.46	3	$10.37	0	$0

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price acts as sub-adviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

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Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLL (“Seix” or the “firm”) serves as a sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded company. Seix is an investment management firm dedicated exclusively to managing fixed income assets. As of February 28, 2023, Seix had $13.13 billion in assets under management, including the assets of two private funds managed by an affiliate of Seix that shares staff with Seix.

Compensation. The Adviser pays Seix a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Seix and the Adviser. Seix pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund.

Seix’s compensation package is composed of two components: base salary and an annual incentive award. Base salary is set at competitive market levels for comparable positions at major institutional asset management firms. In addition, there is an equity plan. A portfolio manager’s incentive compensation is based predominately on investment performance relative to relevant peer groups over the one- and three-year rolling periods. Incentive compensation awards are purposefully capped at the attainment of peer group rankings that reward competitive results, but do not encourage excessive risk taking. Consistency is the overriding objective and as such incentive compensation is capped at the attainment of the 35th percentile in a competitive institutional fixed income universe. The rationale for the aforementioned is that consistent attainment of returns within the top 35th percentile of the universe should result in top quartile performance over a full market cycle with a lower risk profile, thereby generating superior risk adjusted returns. With regard to analyst incentive compensation, it is tied to investment performance as outlined above. A qualitative review is conducted at year-end by senior portfolio managers to determine how analysts added value to the overall portfolio return through idea generation, and buy/sell recommendations within their respective industries. Seix maintains a performance-oriented culture that entails a purposeful approach to total compensation for senior investment and business professionals. To that end, the primary component of total compensation is a performance oriented incentive compensation plan that is designed to explicitly align client and business interests in a way that supports measured growth of our business as our clients' assets increase.

In addition, equity ownership by employees, particularly investment professionals, including those at Seix, is an important element in the alignment of interests, and certain investment professionals at Seix have equity ownership. Seix incorporates equity awards in conjunction with its performance-based incentive compensation plans for executives and employees, including investment professionals.

Ownership of Fund Shares. As of February 28, 2023, Seix’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.

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Other Accounts. As of February 28, 2023, in addition to the Destinations Municipal Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dusty L. Self	3	$276	0	$0	15	$405

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. To identify the types of conflicts of interests that arise in the course of providing services and which may damage the interests of an advised/sub-advised fund, Seix takes into account, by way of minimum criteria, the question of whether the firm or a relevant person, or a person directly or indirectly linked by way of control to the firm, is in any of the following situations, whether as a result of providing collective portfolio management activities or otherwise:

• Seix or that person is likely to make a financial gain, or avoid a financial loss, at the expense of the fund.

• Seix or that person has an interest, distinct from that of the fund, in the outcome of a service or an activity provided to the fund or another client, or of a transaction carried out on behalf of the fund or another client.

• Seix or that person has a financial or other incentive to favor the interest of another client or group of clients over the interests of the fund.

• Seix or that person carries out the same activities for the fund and for another client or clients, which are not funds.

• Seix or that person receives or will receive from a person, other than the fund, an inducement in relation to collective portfolio management activities provided to the fund, in the form of monies, goods, or services, other than the standard commission or fee for that service.

When identifying the types of conflict of interests, Seix takes into account the interests of the firm, including those deriving from its affiliation with Seix or from the performance of services and activities, the interests of the clients, and the duty of the firm towards the fund, and the interests of two or more managed funds. Seix identifies, eliminates or mitigates, and manages potential conflicts through its policies and procedures, established committees, and monitoring program.

Wasatch Advisors, Inc.

Wasatch Advisors, Inc. (“Wasatch Advisors”) serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Wasatch Advisors is a Utah corporation and an SEC-registered investment adviser. Wasatch Advisors was founded in 1975 and is headquartered in Salt Lake City, Utah. Wasatch Advisors provides discretionary investment advice for a variety of clients, including the Wasatch Funds Trust, a series of domestic, international and global mutual funds, separately managed accounts, and sub-advised products. As of March 31, 2023, Wasatch Advisors had $23.8 billion in assets under management.

Compensation. The Adviser pays Wasatch Advisors a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between Wasatch Advisors and the Adviser. Wasatch Advisors pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. Wasatch Advisors’ compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients.

The elements of total compensation for the Portfolio Managers (“PMs”) are base salary, performance-based bonus, partner bonus and team bonus. Wasatch has balanced the components of pay to provide PMs with an incentive to focus on both shorter and longer-term performance. By design, PM compensation levels fluctuate, both up and down, with the relative investment performance of the Funds that they manage. Wasatch seeks to be a meritocracy and rewards those who drive performance for clients.

The below compensation structure applies to all PMs/Assistant Portfolio Managers (“APMs”) and Sr. Analysts. Jr. Analysts (typically those with less than 5 years of experience) are compensated separately based on a variety of factors.

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Base Salary

All PMs and APMs have the same base salary.

Partner Bonus

Approximately 20% of expected bonus. Each PM/APM/Sr. Analyst is eligible for a partner bonus which is calculated as a percentage of firm revenue. The size of the bonus is not linked to equity and may vary depending on a number of factors including: experience, leadership, performance, process, products managed, etc.

Team Bonus

Approximately 20% of expected bonus. The team bonus gives each team member an opportunity to earn an amount equal to their partner bonus based on the weighted average performance of all the products on their respective teams. Teams are broad based, i.e. domestic and international. The performance is based on the 1, 3, and 5-year performance (equal weighted) as compared to peers. Top quartile results in 100% of the max bonus being earned, whereas there is no team bonus for aggregate team performance that is less than 50th percentile. The team bonus is adjusted ratable for performance between 25th and 50th percentile.

Performance Bonus

Approximately 60% of expected bonus. Calculated similar to the team bonus, all PM/APM/Sr. Analysts have the ability to earn a performance bonus that is calculated as a percentage of total firm revenues. The amount that is earned is based on the 1, 3, and 5-year performance (equal weighted) of their specific product(s) as compared to peers. Top quartile results in 100% of the max bonus being earned, whereas there is no bonus for performance that is less than 50th percentile. The performance bonus is adjusted ratable for performance between 25th and 50th percentile.

Deferred Compensation

Considered separate from “total pay.” Each year Wasatch grants deferred compensation to key employees. Deferred compensation grants are a specific dollar amount to be paid in 6 years. The dollar amount rises and falls relative to the growth/shrinkage of Wasatch revenues at the firm level.

Ownership of Fund Shares. As of February 28, 2023, the portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations International Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Linda Lasater, CFA	5		$1,119	0	$0	9	$1,457
	1	*	$317.9	0	$0	0	$0
Dan Chace, CFA	4		$919.7	0	$0	9	$1,298
	1	*	$286.7	0	$0	0	$0
Allison He, CFA	3		$553.2	0	$0	0	$0

*These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Destinations International Equity Fund’s investments and the investments of any other fund, client or proprietary accounts Wasatch or the respective Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Destinations International Equity Fund and other accounts managed by Wasatch or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by Wasatch or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that Wasatch may have in place that could benefit the Destinations International Equity Fund and/or other accounts. Additionally, some funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, Wasatch has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Destinations International Equity Fund, and seeks to ensure that no one client is intentionally favored at the expense of another.

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Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”) serves as a sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. As of May 5, 2023, Wellington has $1.2 trillion in assets under management.

Compensation. The Adviser pays Wellington a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wellington and the Adviser. Wellington pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income Fund. The following information is as of December 31, 2022.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Destinations Core Fixed Income Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Destinations Core Fixed Income Fund (“The Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Destinations Core Fixed Income Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Destinations Core Fixed Income Fund is linked to the gross pre-tax performance of the portion of the Destinations Core Fixed Income Fund compared to the Bloomberg Barclays US Aggregate Bond Index over one, three, and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan. Goodman, and Burns are Partners.

Ownership of Fund Shares. As of February 28, 2023, Wellington’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Core Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in millions	Number of Accounts	Total Assets in millions	Number of Accounts		Total Assets in millions
Joseph Marvan, CFA	20	$29,040	26	$9,047	73		$30,249
	0	$0	0	$0	1	*	$152
Campe Goodman, CFA	18	$12,013	19	$8,830	46		15,180
	0	$0	0	$0	1	*	$152
Robert Burn, CFA	18	$12,013	15	$7,821	43		14,973
	0	$0	0	$0	1	*	$152

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

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Conflicts of Interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed above who are primarily responsible for the day-to-day management of the Destinations Core Fixed Income Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Destinations Core Fixed Income Fund. The Portfolio Managers makes investment decisions for each account, including the Destinations Core Fixed Income Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Destinations Core Fixed Income Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Destinations Core Fixed Income Fund.

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Destinations Core Fixed Income Fund, or make investment decisions that are similar to those made for the Destinations Core Fixed Income Fund, both of which have the potential to adversely impact the Destinations Core Fixed Income Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Destinations Core Fixed Income Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Destinations Core Fixed Income Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Destinations Core Fixed Income Fund. Messrs. Burn, Goodman, and Marvan also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

William Blair Investment Management, LLC

William Blair Investment Management, LLC (“William Blair”) serves as a sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. William Blair is a global investment firm that was established in 2014 and is registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”). William Blair and William Blair & Company are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by current William Blair and William Blair & Company employees.

Compensation. The compensation of William Blair’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Golan and Ricci are Partners of the William Blair. As of April 30, 2023, compensation for Partners of William Blair consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

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All employees are provided competitive compensation that consists of a salary and a discretionary bonus that is based on individual, department and firm performance. Based on merit, many investment professionals will have an opportunity to benefit from equity ownership in the firm as well.

The bonus program is designed using fully discretionary bonuses. While the program is funded by firm and department performance, managers award bonuses based on each individual’s sustained contribution, as summarized above. In addition, managers typically review annually each individual’s total compensation versus both that individual’s peers and the overall compensation market for that individual’s responsibilities to ensure proper alignment.

Ownership of Fund Shares. As of February 28, 2023, William Blair’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.

Other Accounts. As of February 28, 2023, in addition to the Destinations Large Cap Equity Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Jim Golan, CFA	2	$1.82	4	$1.36	35	$2.92
David Ricci, CFA	2	$1.82	4	$1.36	35	$2.92

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Since William Blair’s portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. The conflicts of interest that arise in managing multiple accounts include, for example, conflicts due to investment strategies, objectives, restrictions, time horizon and fees. William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to clients, including the Fund, and make investment decisions based on an account’s investment objectives, restrictions, permitted investment techniques, available cash and other relevant considerations.

PURCHASE OF SHARES

Class I Shares and Class Z Shares of the Funds are available to participants in the Adviser’s Investment Advisory Program, or through certain third-party advisory programs, and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. The Investment Advisory Program generally provides investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds.

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CONVERSION OF SHARES

Depending on the share class you are invested in and your authorized financial institutions or intermediary’s polices, you may covert certain classes of shares you own of a Fund for shares of different class of shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your authorized financial institution or intermediary. The transaction will be based on the respective NAV of each class to be exchanged on the trade date for the conversion.

A conversion between share classes of the same Fund is generally considered to be a nontaxable event. However, you should consult with your authorized financial institution or intermediary and your tax adviser for more information.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

REDEMPTIONS IN KIND

If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

CLASSES OF SHARES

The Trust offers more than one class of shares. The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes. Currently, the Funds have two classes of shares: Class I Shares and Class Z Shares. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class.

NET ASSET VALUE

The Fund’s NAV per share is calculated by the Fund’s administrator, Brown Brothers Harriman & Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of regular trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the most recent quoted bid prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the securities will be fair valued pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Options are valued at the last sale price in the market where such contracts are principally traded, and futures are valued at the settlement price established each day by the board or exchange on which they are traded. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the most recent quoted bid price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. For futures contracts, on days when there is excessive volume or market volatility, the settlement price may not be available at the time at which a Fund calculates its NAV.  On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.  A Fund that uses the best available price when the settlement price is not available will not consider any difference between the eventual settlement price and the best available price used to be a basis for determining that an incorrect NAV calculation has occurred..

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Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the interpooled forward exchange rates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as provided by an appropriate pricing service. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Adviser, in its capacity as the Valuation Designee, may consult with others, including an independent pricing service retained by the Trust.

The valuation of a security held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations affecting the Funds and their shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult their own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the IRC and the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund intends to qualify in each year as a separate RIC under Subchapter M of the IRC. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) (the “Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers in which Fund maintains 20% or more of the voting power and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income, including dividends and taxable interest, other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at the 21% corporate rate on any taxable income or gains that it does not distribute to its shareholders.

Notwithstanding the distribution requirement described above, the IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax, although it can make no assurances that it will entirely eliminate any such tax liability.

If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC.

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As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Complex Securities. A Fund’s transactions in complex securities, including zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), other derivatives and securities lending, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when an adviser might not otherwise have chosen to do so. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the IRC. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

The Funds will monitor their transactions, intend to make the appropriate tax elections, if any, and intend to make the appropriate entries in their books and records when they acquire any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of any Fund as a RIC.

With respect to investments in STRIPS, CUBES and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain futures and options contracts subject to section 1256 of the IRC (“Section 1256 Contracts”) held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 Contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

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As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market (e.g., with respect to Section 1256 Contracts), constructive sales or rules applicable to “passive foreign investment companies” (“PFICs”) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as capital gain distributions.

Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the 21% corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

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Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by the shareholders in computing the shareholders taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the IRC. If a Fund is a “qualified fund-of- funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the IRC if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

If a Fund purchases shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” (“QEF”) under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Amounts included in income each year by a Fund arising from a QEF election, will be qualifying income under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

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Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules; however, there can be no assurances that a Fund will make such elections. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the portion of distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

In addition to the above, a Fund’s transactions in foreign currencies and forward foreign currency contracts  will generally be subject to special provisions of the Code that may accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long- term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax of 21% and may also be subject to a state tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

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Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Destinations Municipal Fixed Income Fund that are properly reported as exempt- interest dividends will not be subject to regular federal income tax.

Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently set at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. Also, dividends received by a Fund from an ETF, a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such ETF, REIT or other RIC. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income. In addition, certain Funds’ investment strategies may limit their ability to distribute income that is eligible for treatment as qualified dividend income.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

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Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required. Fixed income funds generally do not generate a significant amount of income that is eligible for the dividends received deduction. In addition, certain Funds’ investment strategies may limit their ability to distribute income that is eligible for the dividends received deduction.

Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with your tax advisors to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Considerations Related to the Destinations Municipal Fixed Income Fund. If at least 50% of the value of the Destinations Municipal Fixed Income Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. Federal income tax, then the Destinations Municipal Fixed Income Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Destinations Municipal Fixed Income Fund intends to qualify and to provide shareholders with income exempt from U.S. Federal income tax in the form of exempt-interest dividends. “Tax exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Destinations Municipal Fixed Income Fund will not be deductible for U.S. federal income tax purposes. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Destinations Municipal Fixed Income Fund that represents income derived from certain revenue or private activity bonds held by the Destinations Municipal Fixed Income Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Destinations Municipal Fixed Income Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual alternative minimum tax applicable to non-corporate shareholders. Interest paid on a municipal bond issued to advance or refund another municipal bond is subject to federal income tax. In addition, the receipt of dividends and distributions from the Destinations Municipal Fixed Income Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds.

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Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax. Furthermore, although tax-exempt interest dividends are generally exempt from U.S. Federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes.

Sales Exchanges or Redemptions of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in the shares. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long- term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. Furthermore, if shares on which a shareholder has received a tax-exempt interest dividend distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be disallowed to the extent of tax-exempt interest dividend distributions. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.

Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting the shareholder's his or her investment within a family of mutual funds.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” does not include distributions of exempt-interest. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. A Fund may be required to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have failed to make required certifications such as that they are not subject to backup withholding or are U.S. persons, or (iii) are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Tax Considerations. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.

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Certain types of income received by a Fund from real estate mortgage investment conduits (“REMICs”), a REIT that is a taxable mortgage pool “TMP” or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Any non-U.S. shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8-BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long- term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 21% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the FINRA.

Under a Distribution Agreement with the Trust, the Distributor acts as the principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related related services.

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The Adviser pays the Distributor for the services rendered under the Distribution Agreement pursuant to a Distribution Services Agreement.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts, 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH holds the Trust’s Fund securities, calculates each Fund’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

UMB Fund Services, Inc. located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as a transfer agent and provides shareholder services to the Trust to render certain shareholder record keeping and accounting services.

SECURITIES LENDING ACTIVITY

BBH acts as securities lending agent for the Funds. The services provided by BBH include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

The table below sets forth the gross income received by the Funds from securities lending activities during the fiscal year ended February 28, 2023. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$392,317	$1,379,767	$851,074	$166,656	$-
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$16,502	$140377	$91926	$11,083	$-
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$29,105	$66,611	$45,798	$11,509	$-
Administrative fees not included in revenue split	$-	$-	$-	$-	$-
Indemnification fee not included in revenue split	$-	$-	$-	$-	$-
Rebate (paid to borrower)	$280,691	$611,243	$345622	$99,731	$-
Other fees not included in revenue split	$-	$-	$-	$-	$-
Aggregate fees/compensation for securities lending activities	$326,300	$818,232	$483,348	$122,323	$-
Net Income from securities lending activities	$66,017	$561,535	$367,726	$44,332	$-

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	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$153,714	$85,860	$-	$157,122	$-
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,153	$13,507	$-	$19,723	$-
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$11,833	$2,398	$-	$8,483	$-
Administrative fees not included in revenue split	$-	$-	$-	$-	$-
Indemnification fee not included in revenue split	$-	$-	$-	$-	$-
Rebate (paid to borrower)	$106,108	$15,924	$-	$50,012	$-
Other fees not included in revenue split	$-	$-	$-	$-	$-
Aggregate fees/compensation for securities lending activities	$125,095	$31,830	$-	$78,219	$-
Net Income from securities lending activities	$28,618	$54,030	$-	$78,903	$-

*	Federated Hermes Government Obligations Fund (PRM) (GOFXX) per Prospectus dated 3/2023, fund expense is 0.15%.

**	Fees are included in the revenue split.

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders ("on demand") and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody's typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch's credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms "investment grade" and "speculative grade" are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR' on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

BRINKER CAPITAL DESTINATIONS TRUST

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1

Under the Investment Company Act of 1940

PROXY VOTING POLICY AND PROCEDURES

Portfolio management activities are performed by the Adviser and Sub-Advisers. As such all proxy voting responsibilities are performed by the Adviser and Sub-Advisers.

Each Adviser/Sub-Adviser shall vote the proxies appurtenant to all shares of corporate stock owned by each Fund for which it serves as adviser/sub- adviser

Each Adviser/Sub-Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Trusts’ Board of Trustees

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, the sub-adviser shall notify Brinker Capital Investments (“Brinker”) of that fact and Brinker shall vote said proxy(s) in accordance with its proxy voting policies (stated below).

Brinker acts as fiduciary in relation to the portfolios of the Trust and any other clients that if may manage in the future and the assets entrusted by them to their management. Where the assets placed in Brinker’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Brinker’s duty as a fiduciary to vote all proxies relating to such shares.

Brinker has an obligation to vote all proxies received from shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Brinker may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Brinker will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Brinker. Brinker shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, Brinker must track all shareholder meetings convened by companies whose shares are held in Brinker client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, Brinker shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Brinker seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which Brinker believes will maximize the monetary value of each portfolio’s holdings. Brinker’s Compliance Department will address any unusual or undefined voting issues that may arise during the year.

In addition, Brinker may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to Brinker’s established guidelines. The Proxy Firm will promptly notify Brinker of any proxy issues that do not fall under the guidelines set forth below. Brinker does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, Brinker views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•	Brinker will generally vote in support of management’s nominees for the board of directors; however, Brinker may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	Brinker will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder Rights

•	Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Brinker does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	Brinker supports the following types of corporate structure and shareholder rights proposals:

•	Management proposals for approval of stock repurchase programs; stock splits (including reverse splits).

•	Authorization to increase shares outstanding.

•	The ability of shareholders to vote on shareholder rights plans (poison pills).

•	Shareholder rights to eliminate or remove supermajority provisions.

•	Shareholders’ rights to call special meetings and to act by written consent.

•	Shareholders’ rights to call special meetings and to act by written consent.

•	Brinker votes against management on the following items which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of shareholders’ right to call special meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of meeting to solicit additional votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions.

Brinker evaluates Mergers and Acquisitions on a case-by-case basis. Brinker uses its discretion in order to maximize shareholder value. Brinker generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

V.	Executive and Director Equity-Based Compensation

•	Brinker is generally in favor of properly constructed equity-based compensation arrangements. Brinker will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, Brinker may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

Brinker believes, however, that typical business matters that directly or indirectly effect corporate profitability are primarily the responsibility of management. Brinker believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, Brinker will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Brinker takes these potential conflicts very seriously. While Brinker’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Brinker’s potential conflict, there are a number of courses Brinker may take. The final decision about which course to follow shall be made by Brinker’s Compliance Department.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows Brinker’s pre-determined policy would eliminate Brinker’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Brinker believes more active involvement is necessary, Brinker may employ the services of a Proxy Firm, wholly independent of Brinker, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations Brinker’s Compliance Department may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Compliance Department shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Brinker’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Compliance Department in carrying out his duty to ensure that the proxies are voted in the clients’, and not Brinker’s, best interests.

Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out Brinker’s proxy policy:

1.  When a Sub-Adviser notifies Brinker that Brinker will need to vote a proxy, all relevant information in the proxy materials requested from the Sub-Adviser and when received (e.g., the record date of the meeting and date of the shareholder meeting) will be recorded immediately by Brinker in a database to maintain control over such materials. Brinker will confirm the relevant client’s holdings of the securities and that the client is eligible to vote.

2.  Brinker will review the proxy and if necessary compile information on each proxy. Brinker will consider whether there are any conflicts or other issues that warrant the engagement of a Proxy Firm.

3.  In determining how to vote, Brinker will consider the Proxy Voting Policies and Procedures set forth above, Brinker’s knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations if any put forth by any Proxy Firm.

4.  Brinker will maintain the documentation that supports its voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, Brinker may include documentation obtained from a research analyst and/or portfolio manager.

5.  After the proxy is completed but before it is returned to the issuer and/or its agent, Brinker may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6.  Brinker will submit its vote on all proxies in a timely fashion. Brinker will attempt to submit proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, Brinker will use its best efforts to send its proxy vote in sufficient time for the vote to be lodged.

7.  Brinker will retain a (a) copy of each proxy statement that Brinker receives regarding client securities; (b) a record of each vote cast by Brinker on behalf of a client; (c) a copy of any document created by Brinker that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (d) a copy of each written client request for information on how Brinker voted proxies on behalf of the client, and (e) a copy of any written response by Brinker to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

8.  Brinker will periodically review these policies and procedures to ensure compliance.

Obtaining Proxy Voting Information:

To obtain information on how Brinker voted proxies, please contact:

Brinker Capital Investments

1055 Westlakes Drive

Suite 250

Berwyn, PA 19312

Attn: Chief Compliance Officer

Recordkeeping:

Brinker shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of Brinker’s clients; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information and responses to such requests, and (v)  any documents prepared by Brinker that are material in making a proxy voting decision. Such records may be maintained with a third party, such as a proxy voting service, that will provide a copy of the documents promptly upon request.

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BAMCO, Inc.

Baron Capital Management, Inc.

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Proxy Voting Policies and Procedures

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February 16, 2023

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Baron Capital Management, Inc. and BAMCO, Inc. (each an ?Adviser? and collectively referred to as the

?Advisers? or as ?we? below) have adopted the following proxy voting policies and procedures (the "Policies and Procedures") in order to fulfill our fiduciary duty to vote client proxies in the best interest of our clients. The Policies and Procedures are intended to comply with the standards set forth in Rule 206(4)-6 under the Investment Advisers Act of 1940 and apply to client accounts for which we have authority to vote proxies.

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In general, it is our policy in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients. To ensure consistency in voting proxies on behalf of our clients, we utilize the guidelines set forth in Exhibit I (the ?Proxy Voting Guidelines?). The Adviser reviews research provided by Institutional Shareholder Services (?ISS?), however, the Adviser does not vote proxies based on ISS? recommendations.

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The Advisers use guidelines that are reviewed quarterly by the Proxy Review Committee established by the Advisers. The Proxy Review Committee addresses all questions relating to the Advisers? Proxy Voting Guidelines, which may include:

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1.      a general review of proposals being put forth at shareholder meetings of portfolio companies;

2.      adopting changes to the Proxy Voting Guidelines;

3.      determining whether matters present material conflicts of interest;

4.      determining how to vote matters for which specific direction has not been provided in the Proxy Voting Guidelines (i.e., ?case by case? matters); and

5.      reviewing instances in which the Advisers have voted against the Proxy Voting Guidelines.

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If a portfolio manager wishes to recommend voting against the Proxy Voting Guidelines, he or his designee must provide the rationale for that request to the General Counsel in writing. The President, in consultation with the General Counsel, will make the final decision with respect to how the matter will be voted.

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In providing investment advisory services to our clients, we try to avoid material conflicts of interest. However, a material conflict of interest may arise in cases where:

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(i)                  we have a direct or indirect investment advisory relationship with portfolio companies or individual executives of portfolio companies the management for which is soliciting proxies and where the revenue earned from such a direct or indirect advisory relationship is greater than 0.10% of the Adviser?s total revenues.?

(ii)                we manage assets or administer employee benefit plans for companies whose management is soliciting proxies;

(iii)              we manage money for an employee group who is the proponent of a proxy proposal;

(iv)              we have a personal relationship with participants in a proxy solicitation or a director or candidate for director of one of our portfolio companies; or

(v)                we otherwise have a personal interest in the outcome in a particular proxy vote.

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The categories above are not exhaustive and the determination of whether a material conflict exists depends on all of the facts and circumstances of the particular situation. If it is determined that there is a material conflict of interest between the interests of the Advisers? and the interests of a client, the Proxy Review Committee will review the matter and may either (i) request that the client consent to the Advisers? vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

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We acknowledge that the authority to vote proxies is part of our fiduciary duty to our clients. There may be cases in which the cost of doing so would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. Voting proxies of non-US companies located in certain jurisdictions, particularly in emerging markets, may involve a number of logistical issues that may negatively affect the Advisers? ability to vote such proxies. Accordingly, the Advisers will not vote client proxies if the Advisers determine that the costs associated with a vote outweigh the benefits to the clients.

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Client Disclosure

The Policies and Procedures are available online at www.BaronFunds.com.

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Clients of Baron Capital Management, Inc. and BAMCO, Inc. can obtain a report of how their respective proxies were voted by sending a written request to the Legal Department.

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The proxy record for Baron Investment Funds Trust and Baron Select Funds (the ?Baron Funds?) for the most recent 12-month period ended June 30th is available online at www.BaronFunds.com and through the SEC?s website on Form N-PX. The Legal Department will file Form N-PX with the SEC no later than August 31st for each year ended June 30th. BAMCO, Inc., the adviser to the Baron Funds, will provide a quarterly proxy voting report to the Board of Trustees of the Baron Funds.

Exhibit I

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Proxy Voting Guidelines

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These guidelines are divided into proposal themes that group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders. We generally vote proposals in accordance with these guidelines.?

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In addition, these guidelines are not intended to address all issues that may appear on the agenda of annual and extraordinary meetings of shareholders. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients? best interests.

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The proposal themes are:

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A.      Board and Director Proposals;

B.      Auditors Proposals;

C.      Capital Structure, Anti-Takeover, and Corporate Transaction Proposals;

D.     Compensation Proposals;

E.      Corporate Governance Proposals; and

F.       Social, Ethical and Environmental Proposals

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???????????????????????????????????????????????????????????????????????? A. ?????? Board and Director Proposals

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1. ??????? Director elections

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We generally support management?s nominees for directors in most uncontested elections. We may withhold votes from certain directors or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

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? Failure to implement shareholder proposals that receive a majority of votes

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We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes from members of the governance committee where the board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders? fundamental rights or long-term economic interests.

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? Adoption of certain charter or bylaw provisions

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The board may adopt or amend certain charter and/or bylaw provisions that have the effect of entrenching directors or adversely impacting shareholder rights. In such cases, we may withhold votes from members of the governance committee (except new nominees, who should be considered case-by-case).?

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? Ineffective internal control over financial reporting

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We may withhold votes from members of the audit committee when a material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or when the audit committee has demonstrated ineffective internal control over financial reporting.

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? Hedging and/or pledging of company stock

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We support full disclosure of the policies of the company regarding pledging and/or hedging of company stock by executives and directors. We may withhold votes from members of the audit committee if it is determined that significant pledging and/or hedging of company stock in the aggregate by the officers and directors of a company has occurred, and the audit committee has failed to adequately oversee this risk.

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? Pay-for-performance misalignments

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We may withhold votes from members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.?

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To the extent an executive compensation (?Say on Pay?) proposal is not presented for voting due to the board?s adoption of a triennial say-on-pay voting system, we may express our concern with executive compensation through our vote on the members of the compensation committee.

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? Over-boarding

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We may withhold votes from certain directors who commit themselves to service on many boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as ?over-boarding?). While each situation will be reviewed on a case-by-case basis, we are most likely to withhold votes for overboarding where a director is: 1) serving on more than five public company boards; or 2) is a chief executive officer at a public company and is serving on more than two additional public company boards (withhold only at their outside boards).

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2.                  Board and Committee independence

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We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We will generally regard a director as independent if the director satisfies the criteria for independence:

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(i)      espoused by the primary exchange on which the company?s shares are traded; or?

(ii)    set forth in the code we determine to be best practice in the country where the subject company is domiciled.?

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? For controlled companies, notwithstanding whether their board composition complies with the criteria for independence espoused by the primary exchange on which the company?s shares are traded, we expect that at least 51% of the company?s board members be comprised of independent directors.

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? We consider the election of directors who are ?bundled? on a single slate on a case-by-case basis, considering the amount of information available and an assessment of the group?s qualifications.

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3.                  Qualification of directors

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We believe that the nominating committee of a board has the ability to ensure that the board remains qualified and effective. While we encourage boards to routinely refresh their membership, we are not opposed to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We generally defer to the board?s determination in setting age limits, term limits and stock ownership requirements for ensuring the board remains qualified.

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4.                  Classified board of directors/staggered terms

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Where boards are classified, director entrenchment is more likely because review of board service generally only occurs every three years. Therefore:

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? We generally oppose efforts to adopt classified board structures and generally support proposals which attempt to declassify boards.

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5.                  Majority vote requirements

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? We generally support proposals seeking to require director election by majority vote.?

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We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast.?

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? Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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6.                  Cumulative voting for directors

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A cumulative voting structure is not consistent with a majority voting requirement, as it may further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. Therefore:

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? We generally support any proposal to eliminate cumulative voting.

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7.                  Liability and/or indemnification of directors and officers

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? We evaluate proposals to limit directors? liability and to broaden the indemnification of directors on a case-by-case basis.?

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8.                  Separation of Chairman and CEO positions

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? We generally oppose proposals requiring separate Chairman and CEO positions.?

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9.                  Proxy Access

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? We evaluate management and shareholder proposals to adopt proxy access and to amend proxy access bylaw provisions on a case-by-case basis.

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???????????????????????????????????????????????????????????????????????????????????? B. ??????? Auditor Proposals

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1.                  Ratification of auditors

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? We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation absent evidence that auditors have not performed their duties adequately.?

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2.                  Approval of financial statements

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? In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will generally vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.?

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3.                  Auditor indemnification and limitation of liability

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? We generally oppose auditor indemnification and limitation of liability proposals.?

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???????????????????????????? C. ?????? Capital Structure, Anti-Takeover, and Corporate Transaction Proposals

1.                  Increase authorized common stock

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We consider specific industry best practices in our analysis of these proposals, as well as a company?s history with respect to the use of its common stock. Generally, we will support a company?s proposed increase if:

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(i)      a clear and legitimate business purpose is stated; and?

(ii)    the number of shares requested is reasonable in relation to the purpose for which authorization is requested.

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That said, we generally oppose a particular proposed increase where there is evidence that the shares are to be used to implement a ?poison pill? or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance.?

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2.                  Increase or issuance of preferred stock

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Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights or terms appear reasonable.

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That said, we will also consider the impact of an issuance or increase of preferred stock on the current and future rights of shareholders and may oppose a particular proposed increase or issuance where the rights or terms appear unreasonable.

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3.                  Blank check preferred stock?

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Blank check preferred stock proposals authorize the issuance of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights at some future point in time and may be used as a potential anti-takeover device. Accordingly, we generally oppose these types of proposals unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

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4.                  Stock splits and reverse stock splits

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? We generally support stock splits if a legitimate business purpose is set forth and the split is in shareholders' best interests.

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We generally support reverse splits if management proportionately reduces the number of authorized shares or if the effective increase in authorized shares (relative to outstanding shares) complies with the guidelines set forth herein for common stock increases.

5.                  Share repurchases

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? We generally support share repurchase proposals that are part of a well-articulated and wellconceived capital strategy.

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6.                  Elimination of preemptive rights

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? Preemptive rights can be prohibitively expensive to widely-held companies. Therefore, we generally support proposals to eliminate preemptive rights.

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7.                  Issuance of equity with and without preemptive rights

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? We generally support issuances of equity without preemptive rights unless there is concern that the issuance will be used in a manner that could hurt shareholder value. Conversely, we generally oppose issuances of equity which carry preemptive rights or super voting rights.

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8.                  Reduce or eliminate number of authorized shares

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? We generally support proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose.?

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9.                  Capitalization changes

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? We generally oppose proposals relating to changes in capitalization by 100% or more, where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders.?

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10.              Poison pill plans?

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Also known as shareholder rights plans, these plans are often adopted by the board without being subject to shareholder vote. We believe that poison pill plans not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

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? We generally support proposals that require the company to submit a poison pill plan to a shareholder vote or to rescind a poison pill plan.

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Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.?

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We generally oppose proposals to adopt a poison pill plan which allows appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

? We may support plans that include a reasonable ?qualifying offer clause.? Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.?

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11.              Mergers, acquisitions and other special corporate transactions

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? Proposals requesting shareholder approval of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are determined on a case-by-case basis.?

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???????????????????????????????????????????????????????????????????????????? D. ??????? Compensation Proposals

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1.                  Advisory resolutions on executive compensation (?Say on Pay?)

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It is challenging applying a rules-based framework when evaluating executive compensation plans because every pay program is a unique reflection of the company?s performance, industry, size, geographic mix and competitive landscape. For these reasons, we take a case-by-case approach to executive compensation (?Say on Pay?) proposals. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to understand a company?s approach to executive compensation better. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these guidelines already cover the issues at hand.

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We assess each plan on a case-by-case basis while considering the following beliefs and expectations related to executive compensation plans:

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? Companies should have compensation plans that are reasonable and that align shareholder and management interests over the longer term.?

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? Disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation.

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? We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

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We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years? annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

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We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

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? We identify a misalignment over time between target pay and/or realizable compensation and company performance;?

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? We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company?s selected peers;?

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? We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders? interests;

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? We determine that company disclosure is insufficient to undertake our pay analysis; and/or

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? We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

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2.                  Elimination of single-trigger change in control agreements

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Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee?s unvested equity awards or cash severance becomes fully vested upon a change in control of the company without any additional requirement) in employment agreements, severance agreements, and compensation plans.?

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? We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

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? We generally support shareholder proposals calling for future employment agreements, severance agreements, and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee?s unvested equity awards or cash severance becomes fully vested only after a change in control of the company and termination of employment).

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3.                  Elimination of excise tax gross-up agreements

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When severance payments exceed a certain amount based on the executive?s previous compensation, the payments may be subject to an excise tax. Some compensation plans provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. We believe that the benefits of providing full excise tax gross-ups to executives are outweighed by the cost to the company of the gross-up payments. Accordingly:?

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? We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

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? We generally support shareholder proposals calling to curtail excise tax gross-up payments.?

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? We generally oppose compensation plans that provide for excise tax gross-up payments for perquisites.

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4.                  Advisory votes on the frequency of Say on Pay resolutions?

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? We generally opt for an annual vote on Say on Pay, which provides the most consistent and clear communication channel for shareholder concern about a company?s executive compensation plan.

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5.                  Approve remuneration for Directors and Auditors

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? We generally support remuneration for directors or auditors, unless disclosure relating to the details of such remuneration is inadequate, or remuneration is excessive relative to local market practice.

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6.                  Employee stock purchase plans

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An employee stock purchase plan (?ESPP?) gives the issuer?s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees? interests with those of shareholders.?

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? We generally support the establishment of ESPPs and other employee ownership plans.

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? We generally support ESPPs that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and are fair, reasonable, and in the best interest of shareholders.

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7.                  Equity compensation plans

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We support equity plans that are incentive based and align the economic interests of directors, managers and other employees with those of shareholders. The total number of shares reserved under a company's equity plan should be reasonable and not excessively dilutive. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests. Our evaluation of equity compensation plans is based on a company?s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.?

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? We generally oppose plans that contain ?evergreen? provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period.?

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? We generally oppose plans that allow for repricing without shareholder approval.?

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? We generally oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change in control may not occur. We encourage companies to structure their change in control provisions to require the termination of the covered employee before acceleration or special payments are triggered.?

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? We support plans that allow a company to receive a business expense deduction due to favorable tax treatment attributable to Section 162(m) of the Internal Revenue Code.?

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8.                  Golden parachutes

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Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

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? We generally support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

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When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, we may consider several factors, including:?

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? Whether excessively large excise tax gross up payments are part of the payout;?

? Whether single trigger change in control provisions are part of the plan; and

? Whether payments exceed three times the executive?s total compensation (salary plus bonus).

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9.                  Pay-for-Superior Performance

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These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.?

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? We generally oppose such proposals, as we believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.?

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10.              Supplemental executive retirement plans

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? We evaluate shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (?SERP?) agreements to a shareholder vote on a caseby-case basis.

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? We evaluate shareholder proposals limiting benefits under SERP agreements on a case-by-case basis.

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???????????????????????????????????????????????????????????????????? E. ??????? Corporate Governance Proposals

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1.                  Amendments to charter/articles/by-laws

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When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company?s and/or proponent?s publicly stated rationale for the changes, the company?s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors.?

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? We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

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? We evaluate shareholder proposals requiring shareholder approval for bylaw or charter amendments on a case-by-case basis.

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2.                  Shareholders? right to call a special meeting

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? We believe that shareholders should have the right to call a special meeting in cases where a reasonably high percentage of shareholders are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

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? We generally oppose proposals to eliminate/restrict the right of shareholders to call a special meeting.?

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3.                  Shareholders? right to act by written consent

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? We believe that shareholders should have the right to act by written consent, however, we may oppose shareholder proposals requesting this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.?

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? We may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

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4.                  Supermajority voting requirements

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We generally favor a simple majority voting requirement to pass proposals. Therefore:

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? We will support the reduction or the elimination of supermajority voting requirements.

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? We generally oppose amendments to bylaws that would require anything other than a simple majority vote requirement to pass or repeal certain provisions.

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5.                  Exclusive forum provisions

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? We will generally support proposals mandating an exclusive forum for shareholder lawsuits and will generally oppose proposals that ask the board to repeal the company?s exclusive forum bylaw. The courts within the state of incorporation are considered best suited to interpret that state?s laws.

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6.                  Other business

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? We generally oppose ?Other Business? proposals that allow shareholders to raise and discuss other issues at the meeting. As the content of these issues cannot be known prior to the meeting, we are unable to make an informed decision.

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7.                  Conduct of the annual meeting

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? We generally support proposals relating to the conduct of the annual meeting (meeting time, place, etc.) as these are considered routine administrative proposals.

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8.                  Adjourn meeting

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? We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders? best long-term economic interests.

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????????????????????????????????????????????????????? F. ??????? Environmental, Social and Disclosure Proposals

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It is our policy to analyze every shareholder proposal of an environmental and social nature on a caseby-case basis. Generally speaking, we support proposals targeting issues that are either a significant potential threat or realized harm to shareholders? interests that have not yet been adequately addressed by management. In deciding our course of action, we will assess whether there is a clear and material economic disadvantage to the company if the issue is not addressed.?

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Baron believes that climate change represents a material risk for all businesses and that every company may be impacted by climate-related risks and opportunities. We believe it is imperative that both the public and private sector play a key role in aligning greenhouse gas (GHG) reduction efforts with sciencebased targets to 1) achieve a scenario in which the global temperature rise is limited to below 2ᵒC by 2100 and 2) is consistent with global goals, as conveyed by the 2016 Paris Agreement, to reach net zero GHG emissions by 2050. As such, we are broadly supportive of the work of the Task Force on Climaterelated Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). Issuers can look to those frameworks as leading best practices for disclosure and reporting of material climate and other ESG-related issues. We expect executives and directors to be familiar with those recommendations and be able to discuss how they relate to the risk assessment for their business.

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In analyzing requests for additional disclosure, we will assess whether the request: 1) is costly to provide; 2) would require duplicative efforts or expenditures that are of a non-business nature; or 3) would provide no pertinent information from the perspective of institutional shareholders.

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1.                  Climate Change?

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? We generally support shareholder proposals asking companies to disclose the identification, assessment, management, and oversight of climate-related risks in accordance with the four key pillars of the TCFD.

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? We generally support shareholder proposals calling for the reduction of GHG emissions.?

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? We generally support shareholder proposals requesting that companies establish and disclose goals and/or science-based targets for GHG emission reductions from company operations and/or products.

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? We generally support shareholder proposals that ask a company to incorporate life-cycle design in their business processes, addressing such issues as energy efficiency, renewable fuels, pollution prevention, waste minimization, and recycling and reuse.?

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2.                  Lobbying and Political Spending

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? We generally support shareholder proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.?

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? We generally support shareholder proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.?

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? We generally support shareholder proposals asking companies to support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, and public safety.?

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? We generally oppose restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best-interest impact to the shareholders.

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3.                  Work Place: Diversity?

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? We generally support shareholder proposals calling for disclosure and/or implementation of diversity policies and practices, taking into account existing policies and practices of the company and whether the proposed information is of added benefit to shareholders.

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? We generally support shareholder proposals asking companies to report on efforts to comply with federal Equal Employment Opportunity (EEO) mandates.?

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? We generally support shareholder proposals that request disclosure of a company?s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their EEO statement to include sexual orientation, gender identity and/or expression.?

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4.                  Gender Equality

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? We generally support shareholder proposals that seek increased disclosure of policies and programs aimed at promoting gender equality and empowerment.?

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? We generally support shareholder proposals that would require the board to consider women and minority candidates in director searches.?

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5.                  Human Rights?

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? We generally support shareholder proposals that request companies to operate in accordance with the principles and standards set out in the United Nations Global Compact.

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? We generally support shareholder proposals that request companies to increase reporting around any involvement with repressive regimes or conflict zones.?

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? We generally support shareholder proposals that request companies to adopt policies to prohibit human trafficking or programs to educate employees and consumers about related risks.?

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? We generally support shareholder proposals that request companies to develop policies governing the use of images of indigenous peoples, women or other identifiable group in their advertising, brand, or mascots.?

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6.                  Other?

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? We generally support shareholder proposals that request companies to develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.??

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? We generally support shareholder proposals that request companies take steps to improve product-related safety performance or report on product safety and integrity uses. These issues may include privacy and data security, toxicity, animal welfare, nanomaterials, and product recalls.?

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? We generally support shareholder proposals that request companies to adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.?

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? We generally support shareholder proposals that request companies to adopt policies or report on practices that govern community engagement.?

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? We may vote against a chair of a committee responsible for providing oversight of ESG matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices, or targets.

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? We may also vote against committee members, lead independent director(s) and/or board chair of companies that have lagged over several years.

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Barrow Hanley has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm?s Policy to vote our clients? proxies in the best economic interests of our clients, the beneficial owners of the shares. The Firm has adopted this Proxy Voting Policy and procedures for handling research, voting, reporting, and disclosing proxy votes, and this set of Guidelines (?Guidelines?) that provide a framework for assessing proxy proposals.

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Barrow Hanley votes all clients? proxies the same based on the Firm?s Policy and Guidelines. If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, all proxies will be voted for all clients.

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Disclosure information about the Firm?s Proxy Voting Policy & Guidelines is provided in the Firm?s Form ADV Part 2.?

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To assist in the proxy voting process, at its own expense, Barrow Hanley retains Glass Lewis & Co. (?Glass Lewis?) as proxy service provider. Glass Lewis provides:

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?       Research on corporate governance, financial statements, business, legal and accounting risks,?

?       Proxy voting recommendations, including environmental, social, and governance (?ESG?) voting Guidelines,

?       Portfolio accounting and reconciliation of shareholdings for voting purposes,

?       Proxy voting execution, record keeping, and reporting services.

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Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

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?       Barrow Hanley?s Proxy Oversight Committee is responsible for implementing and monitoring this proxy voting Policy, procedures, disclosures, and recordkeeping.?

?       The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the Policy is observed, implemented properly, and amended or updated, as appropriate.?

?       The Proxy Oversight Committee is comprised of the CCO, the Responsible Investing Committee Lead, the Head of Investment Operations, the ESG Research Coordinator, and an At-Large Portfolio Manager.

?       Proxy Coordinators are responsible for organizing and reviewing the data and recommendations of Glass Lewis.?

?       Proxy Coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage.

BARROW HANLEY GLOBAL INVESTORS

2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

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DALLAS | HONG KONG | LONDON | SINGAPORE | SYDNEY

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?       Research Analysts are responsible for review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm?s analysis.

?       Equity Portfolio Managers are members of the Proxy Voting Committee.?

?       Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to Glass Lewis.

?       Proxies for the Diversified Small Cap Value accounts are voted in accordance with the Glass Lewis? recommendations for the following reasons:

o ??? Investment selection is based on a quantitative model, o ?????????????? The holding period is too short to justify the time for analysis necessary to vote.

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Conflicts of Interest

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Potential conflicts may arise when:?

?       Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client?s lending arrangement and typically does not have information about shares on loan. Under these circumstances the proxies for those shares may not be voted.

?       If/when a proxy voting issue is determined to be financially material, the Firm makes a bestefforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.

?       Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:

o    Making voting decisions for the benefit of the shareholder(s), our clients,? o Uniformly voting every proxy based on Barrow Hanley?s internal research and consideration of Glass Lewis? recommendations, and

o    Documenting the votes of companies who are also clients of the Firm.

?       If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.?

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Other Policies and Procedures

?       A proxy card or voting instruction form contains a list of voting options, including For, Against, Abstain, and/or Withhold. A vote to Abstain or Withhold is effectively a vote against the proposal. Barrow Hanley assesses each vote, the intended impact of our vote, and the rule(s) that apply to the vote and may select any of these options when casting the vote. Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.

?       Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.?

?       Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.

?       Barrow Hanley retains voting records in accordance with the Firm?s Books and Records Policy.

Glass Lewis retains the Firm?s voting records for seven years.

?       Proxy Coordinators are responsible for retaining the following proxy records:

o    These policies, procedures, and amendments;? o ?????????????? Proxy statements regarding our clients? securities; o ??? A record of each proxy voted;?

o    Proxy voting reports that are sent to clients annually;?? o ??????????????? Internal documents related to voting decisions; and

o    Records of clients? requests for proxy voting information and/or correspondence about votes.

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Voting Debt and/or Bank Loan Securities

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Barrow Hanley?s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.

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Exceptions?

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Limited exceptions to this Policy may be permitted based on a client?s circumstances, such as, foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.?

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Guidelines

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Barrow Hanley?s set of proxy voting Guidelines is a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. Our Guidelines address the following issues:

?       Board of Directors

?       Independent Auditors

?       Compensation Issues

?       Corporate Structure and Shareholder Rights

?       Shareholder Proposals and ESG Issues

?       Voting of Non-U.S./Foreign Shares

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Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients.

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Board of Directors

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Election of Directors

Barrow Hanley believes that good corporate governance begins with a board of majorityindependent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees.

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Barrow Hanley will generally approve:

?       A slate of nominees comprised of a two-thirds majority of independent directors.

?       Nominees for Audit, Compensation and/or Nominating committees who are independent of management.

?       Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.?

?       We attempt to target board diversity of at least 30%.

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Barrow Hanley will generally not approve:

?       A slate of nominees that results in a majority non-independent directors.

?       Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.

?       Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.

?       Nominees who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.

?       Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.

?       An independent director who has in the past three years, had a material financial, familial, or other relationship with the company or its executives.

?       Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years

?       Members of a Nominating committee where the board lacks diversity.?

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Combined Chairman / CEO Role

When the roles of a board?s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.

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Contested Elections of Directors

Barrow Hanley evaluates a nominee?s qualifications, the incumbent board?s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.

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Classified Boards

Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.

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If a board does not have a committee responsible for governance oversight and the board has not implement a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.

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Board Diversity

Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.

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Board Tenure

Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member?s independence. Directors serving on a board for 10 years or more are not considered to be independent.

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We recognize that in some cases, a director?s tenure and experience on the board is beneficial to shareholders. Nominees? tenure on the board is evaluated to determine independence.?

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Overboarding

Barrow Hanley reviews a nominee?s board commitments on a case-by-case basis and generally votes against nominees who are executives of public company while serving on two or more public boards or a non-executive who sits on four or more public boards.

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Proxy Access

Shareholders? participation in electing directors enhances a board?s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.?

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Approval of Independent Auditors

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Independent auditors are a critical element of good governance. A company?s relationship with its independent auditor should be limited to its audit. Barrow Hanley votes against auditor ratification proposals when the auditor has changed for 15 or more years. Auditor?s fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor?s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have a substantial non-auditing relationship with the company on a case-by-case basis.

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Compensation Issues

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Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.

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Stock-Based Compensation Plans

Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder?s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:

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?       The company?s industry group, market capitalization, and competitors? compensation plans.?

?       Requirements for senior executives to hold a minimum amount/percentage of company stock.?

?       Requirements for minimum holding periods for stock acquired through equity awards.

?       Performance-vesting awards, indexed options, and/or other grants linked to the company?s performance.

?       Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.

?       Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive total compensation.

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Bonus Plans

Bonus based compensation plans should include the following features:

?       Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).

?       Performance measures relating to key value drivers of the company?s business.

?       Maximum award amounts expressed in dollar amounts.

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Bonus plans should not include excessive awards in both absolute and relative terms.

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Executive Compensation Plans (Say on Pay)

Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company?s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.

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Recoupment Provisions (Clawbacks)

Executive compensation programs should be clearly tied to performance and include the following:

?       Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.?

?       Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.?

?       Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.?

?       Clawback policies that limit discretion and ensure the integrity of such policies.

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Executive Severance Agreement (Golden Parachutes)

Executive compensation should be designed as an incentive for continued employment and include reasonable severance benefits, and the executive?s termination should be limited to three times salary and bonus, referred to as double-trigger plans.?

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Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.?

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Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that does not require the executive?s termination, referred to as single-trigger plans.

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Employee Stock Purchase Plans

Employee stock purchase plans are effective ways to increase employees? ownership in the company?s stock. Such plans should not allow for purchases below 85% of current market value and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.

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Corporate Structure and Shareholder Rights

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Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders? rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder?s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.?

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Shareholder Right Plans (Poison Pills)

Poison pill plans can erode shareholder value by limiting a potential acquirer?s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.?

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Shareholder rights plans should be designed to enables the board to take appropriate to defensive actions, and should require the following:?

?       Shareholder approval within a year of its adoption.?

?       Timing limited to 3-5 years.

?       Requirement for shareholder approval for renewal.

?       Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.

?       Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.

?       Reasonable ownership triggers of 15-20%.

?       Highly independent, non-classified boards.

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Shareholder rights plans should avoid the following:

?       Long-term defensive features of 5 or more years.

?       Automatic renewals without shareholder approval.

?       Ownership triggers of less than 15%.

?       Classified boards.

?       Boards with limited independence.

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Political Contributions and Lobbying

Barrow Hanley evaluates an issuer?s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed.

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An Increase in Authorized Shares

Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.?

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Cumulative Voting

Cumulative voting should be proportional to the shareholders? economic investment in the company.

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Supermajority Vote Requirements

Shareholders? rights to approve or reject proposals should be based on a simple majority.?

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Confidential Voting

Shareholder voting should be conducted in a confidential manner.

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Dual Classes of Stock

Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.

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Shareholder Proposals and ESG Issues

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Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure about certain business practices or amendments to certain policies. Barrow Hanley?s Policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety.?

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Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party?s profile. Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.?

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Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company?s risks and opportunities and where necessary, seeks additional disclosure.?

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Barrow Hanley considers issues related to human capital to be a company?s most significant risks and opportunities. Boards should disclose and communicate plans to instill inclusive, attractive, and highretention environments in the company. Barrow Hanley supports inclusive working environments and diversity among employees and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.?

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Voting of Non-U.S./Foreign Shares

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Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market?s standards and best practices.

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Exceptions?

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Reasonable and limited exceptions to these Guidelines are permitted based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm?s proxy voting records.

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The purpose of this document is to provide an overarching explanation of BlackRock?s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency. ??

BlackRock Investm ent Stewardship

Introduction to BlackRock

BlackRock?s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investm ent stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders? best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and preemptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership?the principle of ?one share, one vote? helps achieve this balance.

Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients? investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (?BIS?) does this through engagement with management teams and/ or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients? interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be

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1

Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/ or vote in a manner that advances long-term shareholders? interests.?

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company?s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company?s ability to deliver financial performance.? Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.? ?

We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company?s approach, we may choose to explain our expectations to the company?s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients? long-term financial interests.

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Key them es

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company?s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the ?Principles?), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports sustainable long-term value creation.?

These Principles cover seven key themes :

●    Boards and directors?

●    Auditors and audit-related issues

●    Capital structure, mergers, asset sales, and other special transactions

●    Compensation and benefits

●    Material sustainability-related risks and opportunities?

●    Other corporate governance matters and shareholder protections

●    Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

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Boards and directors?

Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders? interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities [1] as well as the consideration of the company?s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company?s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company?s purpose. Disclosure of all material issues that affect the company?s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.?

Where a company has not adequately disclosed and demonstrated it has fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company?s circumstances, taking into consideration our assessment of their governance, business practices that support sustainable, long-term value creation, and performance.? In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:?

●    Establishing an appropriate corporate governance structure

●    Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

●    Providing oversight on the identification and management of material governance and sustainabilityrelated risks.?

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●    Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company?s Enterprise Risk Management [2] framework

●    Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

●    Establishing appropriate executive compensation structures

●    Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company?s long-term value

There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board?s composition and governance processes, we consider local market norms and regulations.?

Regular accountability

It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board com position

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company?s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group?s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.

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In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

●    Current or recent employment at the company or a subsidiary?

●    Being, or representing, a shareholder with a substantial shareholding in the company

●    Interlocking directorships

●    Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director?s ability to act in the best interests of the company and its shareholders.

In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director.? The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company?s approach.

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company?s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company?s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding ?group think? in the board?s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director?s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ ethnicity and age.??

We look to understand a board?s diversity in the context of a company?s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board?s understanding of the company?s customers, employees and communities. Selfidentified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought ? in the board room, in the management team and throughout the company ? leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.[3] In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.?

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events ? and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company?s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.??

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company?s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.?

In this context, audit committees, or equivalent, play a vital role in a company?s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated

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risk committee, Enterprise Risk Management? systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company?s financial statements and provides an important level of reassurance to shareholders.??

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.?

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company?s long-term operational risk management practices and, more broadly, the quality of the board?s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company?s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management?s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, m ergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Preemptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.?

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company?s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.??

In assessing mergers, asset sales, or other special transactions, BlackRock?s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm?s length. We may seek reassurance from the board that executives? and/ or board members? financial interests in a given transaction have not adversely affected their ability to place shareholders? interests before their own.? Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction.? In our view, corporate mechanisms designed to limit shareholders? ability to sell their shares are contrary to basic property rights.? Such mechanisms can serve to protect and entrench interests other than those of the shareholders.? In our experience, shareholders are broadly capable of making decisions in their own best interests.? We encourage any so-called ?shareholder rights plans? proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Com pensation and benefits

In most markets, one of the most important roles for a company?s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company?s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/ or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.?

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors? independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainabilityrelated risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.

Robust disclosure is essential for investors to effectively evaluate companies? strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies? reporting, where necessary, and will express any concerns through our voting where a company?s actions or disclosures are inadequate.???

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement? that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.[4] While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD  governance, strategy, risk management, and metrics and targets  are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB?s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses. [5] We recognize that some companies may report using different

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standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.?

Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of datacollection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosure sufficiently in advance of their annual meeting. ?

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Clim ate risk

It is our view that climate change has become a key factor in many companies? long-term prospects. As such, as long-term investors we are interested in understanding how companies? may be impacted by material climate-related risks and opportunities - just as we seek to understand other business-relevant risks and opportunities - and how these factors are considered within strategy in a manner consistent with the company?s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2?C, considering global ambitions to achieve a limit of 1.5?C.[6] It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.

BIS recognizes that climate change can be challenging for many companies, as they seek to drive longterm value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macroeconomic environment under an orderly, timely and equitable global energy transition.[7] Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.[8] Many companies are asking what their role should be in contributing to an orderly and equitable transition ? in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial

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performance through a transition to global net zero carbon emissions, consistent with their business model and sector.??

We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition ? and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

?At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.

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Key stakeholder interests

In order to advance long-term shareholders? interests, companies should consider the interests of the various parties on whom they depend for their success over time.? It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.?

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company?s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company?s long-term success.?

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company?s strategy and purpose.

Other corporate governance m atters and shareholder protections

It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board?s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders? meeting, and to call special meetings of shareholders.

Corporate Form?

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company's purpose and business model.[9] Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders? interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company?s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.?

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.?

Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/ or engagement indicate an opportunity for improvement in the company?s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent?s views or all facets of the proponent?s supporting statement, we may still support proposals that address

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material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company?s ability to deliver long-term financial returns.We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.?

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BlackRock?s oversight of its investm ent? stewardship activities

Oversight

BlackRock maintains three regional advisory committees (?Stewardship Advisory Committees?) for (a) the Americas; (b) Europe, the Middle East and Africa (?EMEA?); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/ or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (?Guidelines?). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (?Global Committee?) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (?Global Head?), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.??

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company?s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.?

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.?

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Vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice. 11 When BlackRock votes on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (?Fund? or ?Funds?) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund?s affiliates (if any), BlackRock or BlackRock?s affiliates, or BlackRock employees (see ?Conflicts management policies and procedures?, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock?s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/ or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock?s ability to vote such proxies, as well as the desirability of voting such proxies.? These issues include, but are not limited to:? (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner?s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) ?share-blocking? (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.? We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a ?best-efforts? basis.? In addition, BIS may determine that it is generally in the best interests of BlackRock?s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a

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11 To learn more visit https:/ / www.blackrock.com/ corporate/ about-us/ investment-stewardship/ blackrock-voting-choice ?

particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock?s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.??

Conflicts m anagem ent policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock?s proxy voting activity.? Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock?s affiliates, a Fund or a Fund?s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

●    BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

●    BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

●    BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

●    Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

●    Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

●    BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

●    Adopted the Guidelines which are designed to advance our clients? interests in the companies in which BlackRock invests on their behalf.

●    Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles.? In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock?s relationship with such parties.? Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/ or third parties, and/ or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/ or to otherwise ensure that proxy-related client service levels are met.?

●    Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.? In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies.? BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc.? BlackRock may also use an independent voting service provider to make proxy voting recommendations for:

o    public companies that include BlackRock employees on their boards of directors,?

o    public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors,? o public companies that are the subject of certain transactions involving BlackRock Funds, o public companies that are joint venture partners with BlackRock, and

o    public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider .?

In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner.? We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.? The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds.? Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock?s approach is informed by our fiduciary responsibility to act in our clients? best interests.? In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.?

The decision to recall securities on loan as part of BlackRock?s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).[10] BIS works with colleagues in the

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Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.?

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/ country in which we vote are intended to summarize BlackRock?s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.? As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.[11] Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals.? For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.??

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support long-term sustainable value creation.

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shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund?s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

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blackrock.com/ stewardship ?|? contactstewardship@blackrock.com

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This document is provided for information and educational purposes only. Investing involves risk, including the loss of p rincipal.

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Prepared by BlackRoc k, Inc.

?2023 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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CAUSEWAY CAPITAL MANAGEMENT LLC PROXY VOTING POLICIES AND PROCEDURES

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Overview

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As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (?Causeway?) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority.? Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

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Proxies are voted solely in what Causeway believes is the best interests of the client, a fund?s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively ?clients?).? Causeway?s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations.? Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

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The Chief Operating Officer of Causeway supervises the proxy voting process.? Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures.? The Chief Operating Officer and President have final decision-making authority over case-by-case votes.? To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (?ISS?) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.? Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

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Proxy Voting Guidelines

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Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below.? However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

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Causeway?s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.? Causeway?s guidelines also recognize that a company?s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management?s proposals or positions.

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Causeway generally votes for:

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?      distributions of income

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?      appointment of auditors

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?      director compensation, unless deemed excessive

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?      boards of directors ? Causeway generally votes for management?s slate of director nominees.? However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.? Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.?

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?      financial results/director and auditor reports

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?      share repurchase plans

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?      changing corporate names and other similar matters

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Causeway generally votes the following matters on a case-by-case basis:

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?      amendments to articles of association or other governing documents

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?      changes in board or corporate governance structure

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?      changes in authorized capital including proposals to issue shares

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?      compensation ? Causeway believes that it is important that a company?s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway?s clients, and focus on observable long-term returns.? Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan.? Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution.? Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

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?      social and environmental issues ? Causeway believes that it is generally management?s responsibility to address such issues within the context of increasing long-term shareholder value.? To the extent that management?s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain.? Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

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?      debt issuance requests

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?      mergers, acquisitions and other corporate reorganizations or restructurings

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?      changes in state or country of incorporation

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?      related party transactions

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Causeway generally votes against:

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?      anti-takeover mechanisms ? Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

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Conflicts of Interest

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Causeway?s interests may, in certain proxy voting situations, be in conflict with the interests of clients.? Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway.? Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

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The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship.? For this purpose, a ?significant business relationship? is one that: (1) represents 1.5% or more of Causeway?s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

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The Chief Operating Officer will identify issuers with which Causeway?s employees who are involved in the proxy voting process may have a significant personal or family relationship.? For this purpose, a ?significant personal or family relationship? is one that would be reasonably likely to influence how Causeway votes proxies.

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Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer.? The Chief Operating Officer will reasonably investigate information relating to conflicts of interest.? For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway?s employees, and other information actually known by the Chief Operating Officer.? Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

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Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

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Proxy proposals that are ?routine,? such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest.? For non-routine proposals, the Chief Operating Officer in consultation with Causeway?s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

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If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client?s consent for Causeway?s vote.? If Causeway does not seek the client?s instructions or consent, Causeway will vote as follows:

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?      If a ?for? or ?against? or ?with management? guideline applies to the proposal, Causeway will vote in accordance with that guideline.

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?      If a ?for? or ?against? or ?with management? guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.? If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party?s capacity and competency to analyze the issue, as well as the third party?s ability to identify and address conflicts of interest it may have with respect to the recommendation.

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To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party?s disclosures of significant relationships.? The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.?

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Practical Limitations Relating to Proxy Voting

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While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway?s ability to vote such proxies.? These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer?s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway?s voting instructions.? As a result, Causeway will only use its best efforts to vote clients? non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

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In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client?s custodian in sufficient time to cast the vote.

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For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party.? Causeway recognizes that clients manage their own securities lending programs.? Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan.? There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.???

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Ceredex Value Advisors LLC Proxy Policy - 2023

Under SEC Rule 206(4)-6, investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients? proxies. Under our standard contractual agreements, Ceredex Value Advisors LLC (?Ceredex? or the ?Firm?) is authorized to vote proxies on behalf of discretionary accounts.?

The rule requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.?

The Firm has a Proxy Committee (?Committee?) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm utilizes a third-party proxy service provider for support services related to the Firm?s proxy voting processes/procedures, which include, but are not limited to:

1.       The collection of proxy material from our clients? custodians.

2.       The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

3.       The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm?s proxy policies and the Committee?s direction.

4.       Recordkeeping and voting record retention.

The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm?s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company?s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.?

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to its service provider so those clients? proxies will be voted accordingly. The Committee will review the service provider?s capabilities as agent for the contracted services noted above.

AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

The Firm maintains its own proxy guidelines for U.S. domestic proxy voting issues. ERISA accounts will be voted in accordance with the Firm?s U.S. Domestic Proxy Guidelines; as such guidelines include ERISAspecific guidelines and requirements.

The Firm provides and maintains the following standard proxy voting guidelines:

? U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

EXCEPTIONS TO POLICY

The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account?s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as ?blocking markets?).

CONFLICTS OF INTEREST

Due to its diversified client base and numerous product lines, the Committee may determine a potential conflict exists in connection with a proxy vote. The Committee will determine how to address the conflict and that may include voting strictly in accordance with policy, and/or allowing the third-party service provider to vote in accordance with its guidelines.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.?

SECURITIES LENDING PROGRAM

The Firm manages assets for several clients (including the Virtus Funds in the Virtus Asset Trust (?Virtus Funds?)) that engage in ?securities lending? programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the Virtus Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the Virtus Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the advisor believes it is necessary to vote.

ADDITIONAL INFORMATION

Records Related to Proxy Voting

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm?s Data Retention Policy.

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Firm clients

Individual client Proxy Voting records are available to clients upon request. Proxy Voting Policies and Procedures are available on the firm?s website. For any information related to proxy voting, or to obtain information about specific voting issues, please e-mail at: moc.sutriv@snoitarepoyxorp.

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Virtus Funds shareholders

Shareholders of the Virtus Funds may request fund-related proxy voting information by calling 1-800-2431574.

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APPENDIX B ? CORPORATE GOVERNANCE GUIDELINES

Contents

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1 Overview of key principles and approach ? B-1

2 Role, structure and operation of boards ???? B-2

3 Board committees ?????????? B-5

4 Compensation ? B-6

5 Audit, risk and control ??? B-7

6 Shareholder rights ????????? B-8

7 Reporting ????????? B-9

8 Social and environmental factors B-11

9 Voting matters B-13

The following guidelines apply to Columbia Threadneedle Investments? client accounts to the extent agreed upon and/or permissible including voting on behalf of reo? (Responsible Engagement Overlay) service clients, which gives investors access to our market leading engagement and proxy voting services.i

As an asset management business, we seek to act in the best economic interests of clients when carrying out our investment activities. Our investment clients are retail and institutional investors, including corporate pension funds.

Our voting guidelines are applied to all listed equity client portfolios. However, our institutional clients always have the right to determine how we vote their securities. We will always comply with those requests.

In addition to these guidelines, general and country-specific voting guidelines are maintained and applied within the voting process. Voting guidelines provide greater detail on resolutions that will (and will not) be supported and are drawn directly from the Corporate Governance Guidelines.

In executing votes, where companies put forward a strong case for not complying with our voting guidelines, we will take this into account and adjust our vote if we believe the company is acting in the best economic interests of shareholders (and, thus, our clients). We apply our guidelines to client portfolios in a manner that considers our clients? respective investment objectives and best economic interests. This could result in our voting on a matter the same way (or differently) for different clients. If you wish to clarify anything in these guidelines, please email your relationship manager or the Responsible Investment team at

Governance@columbiathreadneedle.com. The Responsible Investment team is responsible for and reviews this document annually.

1 Overview of key principles and approach

Well governed companies are better positioned to manage risks, identify opportunities, and deliver sustainable growth and returns for our clients. These guidelines establish a consistent philosophy and approach to corporate governance and the exercise of voting rights. The approach is based on the overarching principles of:

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■ An empowered and effective board and management;

■ Appropriate checks and balances in company management structures;

■ Effective systems of internal control and risk management covering all material risks, including environmental, social and corporate governance (ESG) issues;

■ A commitment to promoting throughout the company a culture of transparency and accountability that is grounded in sound business ethics;

■ Compensation policies that reward the creation of long-term shareholder value through the achievement of corporate objectives; and

■ A commitment to protecting the rights and interests of all.

We recognize that such principles may be expressed differently in different markets. Therefore, our voting policies take account of local practices and are applied in a pragmatic fashion that reflects an integrated understanding of local and international good practice. In all cases, we aim to achieve the same result: the preservation and enhancement of long-term shareholder value through management accountability and transparency in reporting.

We also recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. Achieving best practice in corporate governance is a dynamic process between the board, management, and shareholders.

We encourage companies to engage in the process of shaping and meeting evolving standards of best practice. Although our voting is strongly rooted in a clear set of corporate governance principles, we approach each company?s case on its merits using our expertise, discretion, and dialogue with companies to do so. For this reason, we encourage companies to contact us with information about any governance practices and challenges unique to the company. When we do not vote with management?s or the board?s recommendations, we may choose to inform the company of our voting decision and provide comments to explain the specific concerns with the resolutions we did not support.

2 Role, structure and operation of boards

We use the term ?board? to describe the board of directors and similar supervisory decision-making bodies. The board is ultimately responsible for the management of the company.

This is mainly achieved through the delegation of powers to executive management. The board should receive the report of executive management on the conduct of the business and regularly question management on these matters. However, certain matters should be reserved for the board.

The board is responsible for setting and testing strategy proposed by executive management, determining the risk appetite for the business, ensuring the independence and effectiveness of external audit, and for succession planning of both executive management and the board.

The structure, composition and operation of boards will vary from country to country and company to company. Certain elements of effective boards are universal, and these are detailed below under the following sub-headings:

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■ ??Roles and independence;

■ ??Competence, objectivity and refreshment;

■ ??Effective functioning of boards; and

■ Communication and accountability to shareholders.

Roles and independence

The composition of the board is of the utmost importance. Boards should have meaningful representation of both executive and nonexecutive directors. Non-executives should be wholly independent of the company, although we recognize that, in certain cases, connected non-executives have a valuable role to play.

The role of the chair and separation of principal roles

The roles of the chair and chief executive officer (CEO) are substantively different and should be separated. We regard separation of the roles as important for securing a proper balance of authority and responsibility between executive management and the board, as well as preserving accountability within the board. If for any reason the roles are combined (e.g., over an unexpected transitional period) this should be explained and justified in the report and accounts. In all such cases, a strong senior independent non-executive director should be nominated (i.e., a lead independent director).

Executive directors

Including executives in board meetings is essential to enhance discussion and allow independent directors to gain the fullest understanding of company operations. In markets where customary, we encourage the appointment of key executives to the board alongside the CEO and the chief financial officer (CFO). The presence of other executives provides additional company knowledge for the board and ensures the board is not solely dependent on the CEO for input relating to the company?s operations and strategies. However, the number of executive directors should not outweigh the number of independent non-executives.

Non-executive directors

We assess the number of directorships an individual director holds to ensure they have sufficient time and energy to perform their role as a non-executive director properly as this is a demanding role. Factors that determine the appropriate number of directorships are the size of the company, its complexity, its circumstances, other commitments that a director has and the results of board evaluation, among others. We consider that holding multiple directorships in large companies can be excessive even for a full-time non-executive director, especially when considering board committee participation. Multiple directorships should be avoided for a full-time executive. For complex companies, particularly in developed markets, we may vote against non-executive directors who hold more than five directorships.

Proportion of non-executive directors on the board

Difficult decisions that center on the best interest of shareholders arise from open and direct interplay between boards and company executives. It is important to have enough independent non-executive directors for an adequate diversity of views and to fulfil committee membership quotas. We expect all widely-held companies to have a majority of independent directors.

For companies with controlling shareholders, we expect there to be a minimum of one-third of fully independent directors on the board.

Independence of non-executive directors

Independence of individual directors is valued, but a well- balanced board is valued above all. We will support non- independent directors when they bring skills, sector knowledge and other experience that justify their presence on the board, particularly where the appropriate balance of independence is maintained.

The criteria for the independence of directors draw on a variety of standards, including the Organisation for Economic Co-operation and Development (OECD) Principles of Corporate Governance, national corporate governance codes, listing rules, and guidance provided by the International Corporate Governance Network, among others. We favor a principles-based approach, which seeks to ensure that directors can act in the interests of the company and its shareholders. Companies should consider using the corporate governance report or annual shareholder meeting materials to explain the board evaluation process, and to justify the value that nonindependent directors bring to the board.

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■ Not be former executives of the company. We do not support the idea of a cooling off period for former executives, although in the ?? case of individuals who have served in a junior capacity, a hiatus may be appropriate;

■ ??Not have close family ties with the company?s advisers, directors or senior employees;

■ Not serve as a board committee chair if they have served on the board for a period of time that may hinder their independence of ??thought;

■ ??Not hold cross-directorships or have significant links with other directors (see ?Interlocking boards? below);

■ Not be major shareholders or representatives of any special interest group, including government representatives in cases of state ?? ownership or representatives of affiliated companies;

■ ??Have no significant commercial involvement with the company as professional advisers, major suppliers or customers;

■ Not be entitled to performance-related pay, stock options, pensions, or benefit from large donations to charitable causes of their ??choice;

■ Not normally hold other directorships in companies in a closely-related industry so as to avoid potential conflicts of interest.

Interlocking boards

We seek to ensure that directors are not only independent from the company, but also of one another. We expect companies to disclose interlocking board relationships and to explain how the independence of individual directors is preserved when directors jointly serve on two or more of the same boards.ii

Extensive board service and independence

Prolonged membership on a board jeopardizes independence as directors may become close with management and overly invested in prior strategic decisions. Independence is critical to ensuring shareholders have adequate voice inside the boardroom. After a certain length of board service, directors may not be considered fully independent and it may be inappropriate for such directors to serve on committees, such as the audit committee, where absolute independence is a key requirement.

We recognize that there is no fixed time period where a director categorically loses independence. Nonetheless, we will leverage a respective country?s own regulatory requirement regarding independence where specified. In North America, we will assess whether the average board tenure of the company is significantly beyond the respective market?s average when considering the board?s overall balance.

Where the appropriate balance of independence is not met, we will analyze whether to support the re-election of long-standing directors.

Independence of employee representatives

While a number of countries have legislation mandating a certain percentage of employee representatives on the board, we do not consider these individuals to be fully independent. Hence, we expect companies domiciled in countries with mandatory co-

determination (the process by which employees elect their representatives to the board) or employee representation to ensure that the board and its committees have adequate representation of truly independent directors.

Competence, objectivity and renewal

Diversity, competencies and perspectives

A relevant and suitably diverse mix of skills and perspectives is critical to the quality of the board and the strategic direction of the company. Companies should therefore strive to widen the pool of potential candidates for board and management roles to ensure they draw on the richest possible combination of competencies and experiences.

In all cases, candidates must be selected for their ability to oversee and enhance long-term company performance. Boards should recruit members with the appropriate combination of skills and experience, and should affirm the value of individual diversity, including gender, racial, ethnic, national origin, professional background and other relevant factors that may enhance the board?s overall performance. As boards cannot be transformed overnight, we look for a statement that sets out the board?s approach to promoting diversity at the board, executive management, and companywide workforce level. We welcome disclosure of specific diversity targets set by the board and subsequent reporting on performance against these targets. Where disclosure is absent and appropriate diversity levels across gender, racial and ethnic representation have not been met, we will normally not support the reelection of nomination committee chairs or other relevant directors.

Re-election of directors

To ensure that it retains an open and critical perspective, the board should be continually refreshed. For this reason, all directors should be required to submit themselves for re-election at regular intervals. We prefer to have all directors standing for annual election to strengthen the accountability of the board to shareholders. Failing that, we encourage the chair of the board, as well as the chairs of the audit, compensation and nomination committees to stand for annual re-election to strengthen accountability for the core functions of the board. We also believe that a minimum of one-third of board members should stand for election annually.

Nomination of directors

We strongly believe that a board nominating committee composed of a majority of independent non-executive directors is best placed to identify and put forward suitable candidates for the board. Shareholders should only put forward candidates where there is clear evidence of ineffective board oversight and unwillingness to correct the problem?or where a cumulative voting system or similar arrangement encourages direct shareholder participation in board nominations. We expect companies to put forward only one candidate for each available position as an indication that the company is clear about the value each director brings to the board. We encourage companies to specify each candidate?s qualifications, experiences and skills that are of relevance and importance to the board?s oversight of company strategy.

Balanced composition

We will consider voting against the chair or members of nominating committees who have not constructed appropriately balanced, independent boards. Indicators include: an overreliance on long-standing members; an over-reliance on affiliated directors; and a lack of appropriate diversity characteristics, including gender, race, nationality, ethnicity, etc., that reflect the nature, scope and aspirations of the business.

Effective functioning of boards

Board size

In the case of a two-tier board structure, neither board should be large: between five and 10 members typically is appropriate. A unitary board normally should have between five and 15 members. In the case of overly large boards and in the absence of a commitment to reduce board size, we may withhold support from the nominating or governance committee chair unless clear justification has been provided explaining the need for such a large board.

Two-tier boards

We are agnostic as to the merits of a two-tier board as opposed to a unitary board, and we recognize that a two-tier board structure is the norm in many markets. At the same time, we are aware that there can be challenges in communication between a supervisory board and a management board. Where there is more than one body forming the board, companies should maintain an effective mechanism for the various elements of the board to work together and should explain how this happens. This system should ensure the most effective use is made of all individuals involved so that the company can optimize the unique skills and experiences of their directors.

Board evaluation

Board evaluations are an important tool for improving board performance. All boards should implement an evaluation process that considers the effectiveness of the entire board, its committees, the contributions made by each member, including its systems for interaction between the board and company management, areas for improvement, and behaviors and overall board culture. The nominating or governance committee may oversee the evaluation process and should report general findings and areas for improvement publicly to shareholders. Large or systemically important companies should leverage professional, independent assistance to facilitate evaluations on a periodic basis (typically every three years).

Board meetings & attendance

The board should meet at regular intervals to ensure effective oversight of the company. We regard six meetings per year as a minimum guidance, and often more frequent meetings are necessary.

We also expect directors to attend the annual general meeting (AGM), and to facilitate communication with the shareholders whom they represent. The company should disclose the attendance record of individual directors in the AGM report, as well as mechanisms for shareholders to communicate directly with the board. We may withhold support from directors with poor attendance records or boards who fail to accommodate shareholder dialogue.

Non-executive director (NED) only meetings

NEDs should meet without executive board members present on a regular basis and when circumstances demand. They should also have at least one meeting per year to hold an unconstrained discussion away from day-to-day business matters. Ideally, this should be chaired by a senior or lead independent director, although the chair may be present (provided they are a non- executive). Conversely, in the case of two-tiered boards, supervisory boards should meet with executives on a regular basis to minimize the risk that NEDs could become marginalized from the business.

Training and mentorship

All directors should receive appropriate training when being onboarded. Ideally, the onboarding process should include assignment of a board mentor. Mentors are normally long- or medium-standing directors willing to take on the responsibility of providing ad hoc support and context for new directors.

All directors should regularly be provided opportunities to attend conferences, classes, or webinars to upskill and remain relevant. Such offerings may be an outcome of the board evaluation process or a request from directors or management directly. We encourage companies to develop regular director training plans that include educating directors on relevant environmental, social and governance matters.

Communication and accountability

The board should proactively and regularly make itself available for consultation with shareholders. To this end, boards should appoint a senior or lead independent director to fulfil a formal liaison role with key stakeholders. This is most important in cases where the CEO also holds the chair position, has executive responsibilities or was not independent on appointment

Where appropriate, NEDs should be prepared to discuss matters of strategy, performance, risk, capital structure, standards of operational practice, and oversight of company-specific environmental and social matters.

3 Board committees

We encourage companies to move towards fully independent audit and compensation committees, as well as a nomination committee composed of a majority of independent directors. All board committees should report on their activities annually to shareholders (see section on ?Reporting? below).

Audit

The audit committee provides an important safeguard for shareholders and for other stakeholders that rely upon the integrity of the report and accounts as a basis for their investing in the company.

The audit committee should consist exclusively of NEDs, all of whom should be independent, and consist of at least three individuals. At least one should have recent and relevant financial, accounting or audit experience, and all audit committee members should be financially literate. The committee should be responsible for assessing the effectiveness, independence, qualifications, expertise and resources of the external auditors (including the quality of audit) and oversee the process of review and issue of the accounts.

The audit committee should also be responsible for monitoring and approving related-party transactions and should ensure that any material related-party transactions do not disadvantage minority shareholders.

The audit committee is also responsible for publishing the annual audit report, which is essential for investors to evaluate the overall health of the business (see ?Reporting? below). The audit committee report should provide meaningful disclosure on the committee?s work and the issues it has addressed. In the event of a significant restatement of accounts or material weakness in internal controls, we may not support the election of members of the audit committee who we consider have not fulfilled their duty to shareholders. We may also not support the election of these director to the boards of other companies.

Compensation

The compensation (or remuneration) committee is responsible for setting the compensation of executive directors and senior executives and should coordinate with the company?s human resources function to develop a coherent and effective compensation strategy throughout the company. As a best practice we believe that compensation committees should consist exclusively of independent non-

Statement of Additional Information

executive directors. We encourage compensation committees to engage in direct dialogue with shareholders when developing compensation policies. (See ?4. Compensation? below).

Statement of Additional Information

The compensation committee must consult with other board functions to ensure that pay mechanisms are well aligned with strategic goals and the company?s appetite for risk. In particular, the compensation committee should work with the board and its committees to determine the appropriate balance in the allocation of profits to employees as incentive payment, to shareholders as dividends, and for retention or reinvestment in the business itself.

The committee?s fiduciary duty is also to ensure that the amount of payment to management is fair and appropriate. Finally, the committee should be attentive to compensation across the company to ensure management is delivering on strategic priorities, especially those that enhance shareholder returns.

We may withhold our support from the chair and/or members of the compensation committee where there are significant concerns with the committee?s decision-making, or where issues we have identified with pay policies and practices remain unaddressed.

Nomination

A nomination committee should oversee all board and senior executive appointments. Normally it should be a committee of independent non-executive directors and the board chair. In certain instances, it may be appropriate for the committee to leverage management?s advice. Although we prefer a fully independent committee, we recognize that a non-independent director or representative of a large shareholder may be appropriate in some circumstances.

Corporate governance

We recognize that companies may choose to have the nominating committee or a specific corporate governance committee responsible for corporate governance practices and procedures. Regardless of the structure, the committee should monitor emerging regulatory and industry standards, strive to achieve global best practice, and should consult with shareholders to understand investor expectations.

Corporate responsibility and sustainability

We believe that committees with responsibilities related to oversight of corporate social responsibility, ethics or sustainability are prudent for purposes of risk management. For large companies exposed to significant ESG risks, such committees are essential to protecting shareholder value and managing reputational risk.

Business ethics

Whether it is through a committee such as the audit committee or a general board review, it is important that the board affirm its responsibility for reviewing internal business ethics systems, practices, and processes.

4 Compensation

Levels of compensation and other incentives should be designed to promote sustainable, long-term value creation and reflect the executives? work and contribution to the company. No director should be involved in setting their own compensation. Given the consistent upward trend in total compensation, we expect careful usage and robust justification of benchmarks. We also wish to see comprehensive disclosure of performance targets as well as actual performance against pre-set targets. We expect justification of base pay levels awarded, and that a significant proportion of total compensation be variable and subject to appropriately challenging performance conditions. We do not set guidelines for levels of compensation beyond the principles mentioned below.

Level of pay

We expect boards to demonstrate an understanding of (and sensitivity to) the views and expectations of shareholders and other key stakeholders, such as employees, when setting executive pay.

Relationship to strategy and risk

We expect companies to demonstrate the alignment of their compensation policy with their overall business strategy and planning. Performance metrics should relate to the company?s articulated strategy and risk tolerance. Targets should be constructed to align executive incentives to the interests of long-term shareholders and should not create incentives for executives to undertake short-term risks that might imperil sustainable long-term performance. We advocate for risk-related preconditions to bonus awards to ensure inappropriate incentive payments are not awarded in the event the company?s financial strength or credit quality deteriorates.

We seek appropriately detailed disclosure of board and disclosure management compensation packages (See ?Compensation committee report? below). The purpose of the compensation report should not simply be related to compliance, rather it should be to enhance investors? understanding of the committee?s practices, processes, and goals.

Following the award of the bonus, companies should provide a meaningful analysis in the compensation report of the extent to which relevant targets were met. The compensation report should be written in plain language and include the tax implications for the company.

At a minimum, the compensation of all directors, including all nonexecutive and executive directors, should be disclosed individually. We look for banded disclosure of those individuals at sub-board level who make a significant contribution to the company.

Executive contracts and pensions

Prior to employment contract agreements, companies should actively consider the potential rewards concerning severance in the event of inadequate performance and clarify the performance conditions under which such severance benefits are to be payable. We encourage companies to seek mitigation in case a director has taken up employment elsewhere and to adjust the length and size of any payments accordingly. We recommend that companies make larger severance packages the subject of a shareholder vote.

Share schemes/ share compensation arrangements

We believe that strict guidelines should be observed regarding the issue, or potential issue, of shares for incentive schemes (also known as equity-based compensation plans) both as to the proportion of shares issued and to the rate at which these are issued each year. For us to accept large share schemes, the commercial drivers must outweigh the dilutive impacts. If the company is insufficiently transparent regarding the details of such schemes, we may abstain or vote against them.

Equity incentive plans

We support the principle of motivating and rewarding executives through the granting of equity incentives.

Performance targets for equity incentive plans should be clearly disclosed and challenging. We believe that the compensation committee is in the best position to determine the most appropriate performance metrics for driving the long-term business strategy. However, overall compensation packages should reflect a range of performance targets and should not rely too heavily on the achievement of a single performance metric.

Generally, we believe executive pay plans should reflect a balance of financial, operational, and relative performance targets. We strongly believe that exceptional performance over a significant period merits an exceptional level of compensation. We oppose retesting of performance conditions and may withhold support of compensation plans where the compensation committee has used its discretion to relax any performance targets previously approved by shareholders.

We will consider one-off equity awards on a case-by-case basis in light of justification provided by the company. However, frequent use of exceptional awards raises questions over the adequacy of the overall compensation strategy and effectiveness of succession planning. We will take particular care when reviewing equity awards granted for the purposes of recruitment or retention when such awards are not linked to meaningful performance targets.

We encourage the inclusion of environmental and social factors in performance bonus payments where they have a material impact on shareholder returns. We also expect a discussion of the process undertaken by the company to identify such factors and an explanation as to why it considers these factors to be relevant.

Holding periods, vesting and malus/clawback policies

Bonus payments and long-term incentive schemes should be structured to reward long-term growth in shareholder value and be subject to performance-vesting conditions. We encourage companies to include deferred shares as a portion of short-term bonuses. Longerterm incentive plans should be fully sharebased, and vesting periods should extend from at least three to five years or longer. We also encourage companies to require longer-term holding periods post vesting. The compensation committee should maintain a malus authority to withhold all or part of performance-based pay from executives before it has vested in cases where it deems it appropriate. The compensation committee should also have clawback authority to recover sums already paid out to executives. This might occur following a significant restatement of accounts, where previously granted awards were paid on the basis of inaccurate figures, or where the long-term outcomes of a specific strategy result in significant value destruction for shareholders.

Employee ownership

Widespread employee ownership can contribute positively to shareholder value, as it further aligns employees? interests with those of shareholders. Such devices should not, however, be instituted as anti-takeover devices, and should be included within company-wide dilution limits.

5 Audit, risk and control

We recommend that the independent members of the audit committee meet on a regular basis with the company?s auditors and without company management. This may enable a better flow of information between auditors and the board.

Appointment of auditors

The auditors? performance and appointment should be reviewed periodically. Where the same firm remains as auditor for a period of time, there should be a policy of regular rotation of the lead audit partner. We believe that systematic rotation of audit firms is both desirable and in the best interests of shareholders.

We expect audit quality to be the main consideration in the selection of the auditor and expect that shareholders should be given the opportunity to vote on the appointment and payment of auditors.

Auditor liability

We recognize the disproportionate risk that joint & several liability may place upon audit firms. However, we will only consider supporting arrangements to cap auditor liability in exceptional circumstances (e.g., where the risk of a catastrophic and disproportionate claim can be demonstrated).

Fees paid to a company?s auditors in addition to audit fees

Companies should disclose when auditors carry out consultancy work in addition to auditing the company and the audit committee should consider whether there is a risk that an auditor?s impartiality may be jeopardized. The range, nature and tendering process for any such non-audit work should be supervised by the audit committee, whose responsibilities in this area should be fully disclosed. Where substantial non-audit fees are paid for more than one year, we may not support the reappointment of the auditor or the payment of auditor fees in its voting at AGMs.

Related-party transactions

Many companies are involved in material related-party transactions, which represent a significant risk to shareholders. This risk is mitigated in companies with fully independent audit committees whose responsibility it is to ensure that such transactions are conducted on the basis of arm?s-length valuations. We strongly encourage companies to use such committees for scrutiny, and to secure prior shareholder approval for material related-party transactions.

In the circumstance of continued concerns, we recommend that each company disclose any shareholdings that its controlling shareholders may have in other companies or investment vehicles that have a material interest in the company.

Risk management

The board as a whole is responsible for defining a company?s risk tolerance relative to its strategy and operations?it is also responsible for monitoring the company?s performance relative to defined risks. Financial, operational, and reputational risks that are relevant to the company?s business and performance should be included in this oversight, including material ESG and ethical risks. Depending on the size and complexity of the company, a standalone risk management committee may be warranted.

6 Shareholder rights

While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these guidelines, a number merit direct mention:

Liaison with shareholders

Board and management teams should be ready, where practicable, to engage in dialogue with shareholders based on an understanding of shared objectives. They should also be proactive in making sure important news is imparted, subject to appropriate inside information procedures, and should react helpfully to investor inquiries.

In investment meetings with shareholders, companies should be prepared to address relevant corporate ESG issues.

Issuance of Shares

We respect a company?s right to issue shares to raise capital. However, share issuance should be strictly limited to that which is necessary to maintain business operations and drive company strategy. We will not support requests to increase authorized share capital that exceed 50% of existing capital, unless specific justification has been provided (e.g., to complete a strategically important acquisition or undertake a necessary stock split).

Pre-emption Rights

We believe that pre-emptive rights for existing shareholders are essential. Shares may be issued for cash without pre-emptive rights or for compensation purposes, subject to shareholder approval. Companies should adhere to strict limits for issuing new shares as a proportion of the issued share capital. Furthermore, they should also be subject to flow rates, where appropriate.

Share repurchases

We expect companies to repurchase shares in the market when it is advantageous for the company and its shareholders. Authority to repurchase shares should be subject to shareholder approval.

Controlled companies and share classes with differential voting rights

We favor a share structure that gives all shares equal voting rights. We do not support the issue of shares with impaired or enhanced voting rights.

Where differential voting structures exist, this structure should be transparently disclosed to the market. In the case of controlled companies, we will review any request to issue shares with enhanced voting rights to determine why these are necessary and how they will reflect the interests of minority shareholders. We support the principle of one share, one vote, and encourage

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companies to take steps to eliminate differential voting structures over time or prevent their introduction. Where there are unequal voting rights, we encourage clear and comprehensive disclosure of a timeline regarding the retirement of unequal voting structures (otherwise known as sunset provisions).

Voting caps

We oppose voting caps in principle and believe that all shares should be entitled to full voting rights irrespective of the holding period. However, we recognize the widespread use of voting caps in certain markets, and the benefits accruing to shareholders not subject to a cap. Therefore, at a minimum, we expect companies to clearly disclose any caps and encourage them not to introduce new caps while phasing out existing caps over time.

Mergers and acquisitions, spin-offs and other corporate restructuring

We expect boards to conduct thorough due diligence prior to pursuing any merger or acquisition and to maximize shareholder value in any deal. Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders? policies concerning insiders.

We consider the ESG risk implications of any corporate activity as part of the assessment of such activity, particularly in high-impact industries. We also expect the board to evaluate any potential ESG or ethical risks or liabilities of any business combination, including supply chains.

Poison pills

We regard artificial devices to deter bids, known as poison pills, as inappropriate and inefficient unless they are strictly controlled and very limited in duration. We believe that any control-enhancing mechanism or poison pill that entrenches management and protects the company from market pressures is not in the interests of shareholders.

Pension and other similar significant corporate liabilities

Companies should be aware of, and report to shareholders on, significant liabilities such as those arising from unfunded or underfunded pension commitments. The extent of the liability should be reported, and the plans put in place to cover the deficit should also be reported within a reasonable timeframe for action. The principal assumptions used in calculating amounts should form part of this disclosure. Other significant liabilities could include specific operational or ESG risks that the company faces. The company should provide some indication of how these risks can result in ?contingent liabilities.?

Shareholder resolutions

We consider all shareholder resolutions that appear on the ballot and vote in accordance with our view of the long-term economic benefit to shareholders. On this basis we will typically support requests to improve board accountability, executive pay practices, ESG disclosure and climate change scenario analyses where we agree with both the broader issue highlighted as well as the implementation proposed. We also typically support shareholder proposals asking companies to report on implementation of environmental and social policies and assessments where there is reason for concern. We will review company and outside data and information, assess peers for benchmarking and consider the proponents? and company?s arguments in full.

7 Reporting

Companies should have meaningful and transparent disclosure so that investors can obtain a clear understanding of all important and relevant issues. The annual report should provide a full review of the business model and strategy; key performance indicators used to gauge how the company is progressing against its objectives; principal (material) risks and any significant factors affecting the company?s future performance, including significant ESG or ethical issues; key achievements; and standards followed during the accounting period.

In all markets, we favor reports that are:

?

■ Comprehensive, covering the strategic direction of the business and all material issues, including any significant changes in the ?? regulatory context and key ESG issues;

■ ??Balanced, with even-handed treatment of both good and bad aspects of a company;

■ Transparent, with narrative text that leverages plain language, and accounting notes that provide investors with a full understanding ?? of the circumstances underlying the reported figures;

■ Underpinned by Key Performance Indicators (KPIs) that drive business performance, are comparable over time, and are supported ?? by detailed information on how they are calculated;

■ Consistent and joined-up with other company reporting, including the compensation policy and corporate social responsibility or sustainability reporting.

9

Directors

Adequate biographical information on the directors should be provided for shareholders in advance of the AGM. This should include information about directors? qualifications and experience, term of office, date of first appointment, level of

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independence, board committee memberships and other personal and professional commitments that may influence the quality of their contribution and independence (e.g., other directorships, family and social ties, and affiliations with related companies or organizations). For all newly appointed directors, we encourage disclosure of qualifications, experiences and skills that are considered by the board to be of relevance and importance to its oversight of company strategy. To this end, we encourage disclosure of a clear and concise board skills matrix in the proxy voting materials and annual report.

Nomination committee report

The committee should report annually on its activity and the report should provide a detailed discussion of its process for identifying and appointing executive and non-executive directors, including the processes it employs to ensure board membership reflects an appropriate diversity of perspectives, experiences, gender and racial or ethnic representation as well as cultural backgrounds. Where necessary, the report should include a thorough discussion of the board?s view of the independence of certain members. The report should also include a robust description of the board evaluation process, cadence, and outcomes (including strengths and opportunities identified).

Audit committee report

The audit committee should report on its conduct during the year and, in particular, any specific matters of judgement relating to the application of accounting principles or the scope of the audit. It should also comment on the process for ensuring the independence of the auditors and for evaluating the impact of non-audit work. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders. Any qualification of the audit statement and all matters raised in the auditor?s report must be fully explained.

System of internal controls and risk management

If the audit committee?s remit includes risk management, the audit committee report should also address the board?s oversight of enterprise-wide risks. Either as part of the audit committee report or a standalone report, the company should explain the results of the board?s review of internal controls, including any identified (or potential) weaknesses in internal controls and how the board plans to respond to these.

Compensation report

We expect all companies to publish an annual compensation report in line with international good governance standards. Good compensation reporting outlines a company?s overall philosophy and its policies and formulas for determining annual, short- and longterm pay. We look for compensation reports to break down fixed versus variable pay and to clearly align total pay packages with longterm shareholder value. The compensation report should clearly disclose specific long-term performance targets and total potential payouts.

If short-term performance targets cannot be disclosed due to commercial sensitivity, we expect retrospective disclosure of short- term targets and of actual performance against these targets.

We recommend that all companies put the compensation report to a shareholder vote and encourage compensation committee members to actively consult their shareholders prior to the AGM.

Sustainability reporting

We encourage companies to report on any significant ESG or ethical risks and opportunities in their annual reports including the systems in place to manage these risks. This may be supported by more detailed disclosure in a separate corporate social responsibility or sustainability report.

Code of corporate governance

Companies should provide a full and clear statement of all matters relating to the application of the provisions of the relevant national code of corporate governance. The way the provisions are put into effect should be clearly discussed. Any deviations should be supported by meaningful explanations.

Code of conduct

Companies should maintain a code of conduct reflecting corporate values and promotion of ethical business practices. Such codes should address business-critical compliance issues including anti-corruption practices.

Reincorporation in a tax or governance haven

Irrespective of the potential benefits a smaller tax burden may bring, we will typically vote against resolutions for a company to reincorporate in a new legal jurisdiction that offers lower legal and governance protections to shareholders. Aggressive tax strategies, even if structured legally, can pose potentially significant reputational and commercial risks for companies.

We expect boards to ensure the company?s approach to tax policy is both prudent and sustainable. To that end, we therefore expect companies to disclose how the board is providing such oversight. Companies should provide a suitable amount of information for investors to understand their tax practices and associated risks

B10 Listings

Companies that are listed on an exchange should comply with the rules and listing requirements of that exchange.

B10 Shareholder resolutions and access to the proxy statement

Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues. We encourage companies to engage in constructive dialogue with shareholders and other key stakeholders. Where engagement is unsuccessful, we support shareholders? right to submit a shareholder proposal for consideration by all investors. In these instances, companies should behave respectfully by communicating promptly and fully with shareholders while refraining from obstructing the process. The board should provide a full and reasoned response to any shareholder proposal on the ballot. We consider all shareholder resolutions put forward and vote in accordance with our understanding of the long-term economic benefit to shareholders. We support shareholder resolutions relating to the right to nominate or remove directors, including those related to an advisory shareholder vote on pay. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying the above considerations.

8 Social and environmental factors

Environmental and social factors can present serious risks to corporations and their ability to generate shareholder returns. A well-run company should, therefore, have formal systems to identify, assess and manage significant risks associated with financially material environmental and social factors. Companies should publicly disclose such factors on a regular basis and detail any managementrelated strategies and targets.

Disclosure should cover both direct operations and, where relevant, the policies applied to their supply chains. Companies should make appropriate and integrated disclosures reflecting touch points to their strategy, research and development, capital expenditures, operational performance, and commercial aspirations.

In general, we evaluate environmental and social proposals based on the relevance of the issue to the company and the desirability of the specific action requested in the proposals to advance long-term shareholder value. We recognize that some proposals may identify important company risks even if the proposal is poorly constructed. In such cases, we encourage companies to identify, mitigate and report on their respective risk management approach effectively.

Environmental and social management

Companies should determine how financially material environmental and social risks and opportunities are addressed via their core business strategy. As part of this process, companies should proactively identify, assess and manage those risks and opportunities, as well as implement robust sustainability governance frameworks to promote accountability and ensure effective oversight. We expect companies to align their disclosure of environmental and social policies, management systems and performance according to internationally accepted standards. We also expect companies to quantify impacts from environmental and social factors and set targets to mitigate and manage material sustainability risks and impacts.

We have set out our detailed thoughts for environmental and social practices in stand-alone documents available on our website.

We may withhold support from management resolutions should we deem companies? responses to involvement in significant environmental or social controversies as insufficient, or where we have concerns about recurrent weak practices by companies in highimpact industries.

We may vote in favor of shareholder resolutions seeking improvements in reporting and/or management of environmental or social practices where we have concerns, acting in the best economic interest of our clients, or improvements are proportionate to the risks faced.

Climate change

We recognize that climate change and the global transition to a lower-carbon economy present both risks and opportunities to businesses. We are supporters of both CDP (formerly, the Carbon Disclosure Project) and the recommendations of the Taskforce on Climate Related Financial Disclosuresiii and expect to see companies report climate risks and strategy against the proper standards and frameworks. We also support company efforts to implement net zero targets; however, the company should disclose specifics as to how they will accomplish this.

Some companies may be exposed to business risks stemming from the effects of climate change either directly via their business operations, regulations, changing consumer demand or through supply chains. Where these are financially material risks, companies should describe how their business strategy incorporates climate risk and ensure adequate disclosure.

Where companies in high-impact sectors?e.g., those requested to disclose to CDP Climate Change?fail to provide investmentrelevant climate disclosure or do not have a robust climate change risk management strategy, we may not support management resolutions, including the report and accounts or the election of directors if we think this is in the best economic interests of our clients.

B11

Where there are matters of concern, we may support shareholder resolutions calling on companies to improve their business planning and public disclosure in relation to climate change risks and opportunities.

We will make use of investor tools such as the Climate Action 100+ Net Zero Company Benchmark, the Transition Pathway Initiative, our own proprietary net zero tool as well as engagements we?ve conducted to identify companies that fail to follow best practice.

Biodiversity

Loss of biodiversity degrades ecosystems which underpin the Earth?s ability to provide regulating, provisioning, cultural and supporting ecosystem benefits. For companies in sectors with high biodiversity impact that fail to provide appropriate disclosure (e.g., CDP Water Security and/or Forests disclosures), we may not support management resolutions if we think this is in the best economic interests of our clients.

Sustainability and integrated reporting

A company?s recognition and management of financially material environmental and social exposures and related disclosures provides shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of the business.

Disclosure of significant environmental and social risk factors should be included in the annual report. Certain high risk or high impact operations that are of substantial interest to investors and the public may require modular reporting alongside reporting that aggregates all company activity. We recommend disclosure in line with internationally accepted standards of best practice which enhances our understanding of a company?s ability to create and sustain value in the short, medium and long term.

Audit of social and environmental management systems

We appreciate that auditing and assurance practices for environmental and social systems require further development; nevertheless, we consider third-party auditing of sustainability reports to be best practice. We encourage companies to move towards third-party verification.

Labour practices and standards

Companies may incur significant risks because of the employment practices of their own operations and those of their suppliers and sub-contractors. Codes of conduct that address such risks and include detailed and effective procedures for their supply chain are usually in companies? best interests.

Where there is cause for concern, we favor codes based on internationally recognized standards (e.g., core conventions of the International Labour Organization), independent monitoring or auditing of implementation, and reporting of aggregate audit results. We look for regular, public reporting on code implementation.

Human rights

Companies may incur extraordinary risks to their operations, staff, or reputation as a result of operating in conflict zones or in locations at risk of human rights abuses. Risks may also be encountered via supply chains when primary product inputs are sourced from at-risk areas. Where there is cause for concern, we support resolutions asking companies to develop and implement policies and management systems addressing human rights and security management. These policies should reflect internationally recognized standards (e.g., United Nations Universal Declaration of Human Rights) and should apply to suppliers and sub-contractors.

Severe human and labor rights issues often affect the most vulnerable communities and can represent a threat to reputational and operational corporate performance. They are referenced in various international standards and conventions and are linked to existingiv or evolvingv regulations that issuers may be subject to.

We believe that effective mitigation of these issues can contribute to sustainable long-term value creation by the companies in which we choose to invest. At companies identified as being most at risk with insufficient mitigation strategies, we may not support management resolutions, including the report and accounts or election of directors if we think this is in the best economic interests of our clients.

Diversity and equal employment opportunity

Recruiting and hiring from the widest possible talent pool is in the best interests of companies, as is maintaining a diverse workforce. We support efforts to strengthen non-discrimination policies, achieve diversity objectives and address glass ceilings at all levels within organizations. We welcome disclosure of specific diversity targets and reporting on performance against these targets, as well as reporting on gender and ethnicity pay gaps within companies and plans to address these. We will look for disclosure of how measures to increase diversity have been applied and the management and oversight of these measures. In an environment where many industries and companies are facing shortages of skilled workers, thus increasing competition for talent, it is advisable and appropriate for company policies and practices to exceed legal requirements in order to attract and retain employees.

Political and charitable donations

Charitable and political donations should be consistent with the company?s stated sustainability strategy. (See ?Reporting? above). We recommend that the board provide ultimate oversight for political donations and related activity. Furthermore, we believe that companies that undertake charitable giving should have transparent policies and undertake charitable giving programs with due regard for the interests of shareholders and key stakeholders.

Environmental stewardship

Companies should determine how key environmental risks and opportunities fit into their core business strategy. As part of this process, companies should identify, assess, and manage their environmental impacts. This may include minimizing key environmental impacts, reporting on environmental management systems and performance, and discussing related financial impacts. Areas of increasing business interest include energy use, emissions, water, waste, and the utilization of natural resources.

9 Voting matters

Annual general meetings

Although we supported company efforts to hold virtual-only AGMs during the initial stages of the COVID-19 pandemic, we encourage a return to physical annual meetings of the shareholders that are supplemented with a robust and accessible virtual (or hybrid) option. If the company decides to provide a hybrid meeting, shareholders joining virtually should be provided the same treatment and transparency as those attending in-person.

Vote disclosure

We expect companies to disclose the voting results of their general meetings, both at the meeting and on their websites. This should include a detailed breakdown of votes for and against, as well as abstentions.

In the spirit of transparency, we also make available to both our institutional and retail fund customers, as well as to the public, a comprehensive record of our voting by publishing all our votes and comments on our website.vi A summary of our voting statistics can be found in our annual Stewardship report.

Shareblocking

We believe that shareblocking?the practice of preventing shares from being transferred for a fixed period prior to the vote at a company meeting?discourages shareholder participation and should be replaced with a record date. Where shareblocking exists, we will follow client policy and may be prevented from voting because of concerns about failed trade settlements and extraordinary cost to clients.

Electronic voting and of use proxy advisory services

We typically exercise voting rights electronically. We currently vote using ProxyExchange, the electronic voting platform provided by

Institutional Shareholder Services (ISS). We do not follow ISS vote recommendations, except as provided for in our Conflict of Interest Policy or if instructed by clients. Instead, ISS assists us though pre-populating our vote instructions in accordance with our vote policies. Our Responsible Investment team reviews a proportion of meetings based on an internal prioritization model.

Position on abstentions

Our standard voting approach is to either vote for or against resolutions where these options are available to shareholders. However, there are cases where we consider abstaining to be appropriate?for example, where company practices have improved significantly but do not fully meet our expectations.

With respect to shareholder resolutions, we may abstain in cases where we agree with the broader issue highlighted but do not agree with the way in which the resolution prescribes change.

Additional soliciting materials

If we become aware that an issuer has filed additional soliciting materials prior to a proxy vote submission deadline, then we endeavor to review and reflect those in the application of our voting policy where: (a) the submission is published at least five days prior to our earliest client vote cut-off; and (b) the enclosed information is considered to be material towards impacting our voting position.

Stocklending

We observe that stock lending is a widespread market practice involving the sale and contractually pre-agreed repurchase of a stock. We believe that stock lending is an important factor in preserving the liquidity of markets and in facilitating hedging strategies; it can also provide investors with a significant additional return on their investments as the sale repurchase transaction may include a profit margin. Importantly, however, if the term of the instrument coincides with an annual or extraordinary general meeting, the transfer of the voting right impairs the ability of the underlying shareowner to exercise their voting rights.

Statement of Additional Information

In rare instances, this has led to abuse, where borrowers have deliberately entered into transactions to sway the outcome of a shareholder vote without any intention of owning the stock long-term. We consider the balance struck between stock lending and voting to be a matter for individual decisionmaking by clients.

Record dates

We recommend that a record date be set a maximum of five working days prior to AGMs for custodians and registrars to clearly establish those shareholders eligible to vote. This will give time for all relevant formalities to be completed and serves the same purpose as shareblocking without the disruptions noted above.

Voting systems

All companies should conduct voting by poll, rather than relying on a show of hands.

We believe that shareholders have the right to appoint any reasonable person as proxy to vote their shares, either in person or electronically.

We encourage the introduction of electronic voting systems that are accurate and provide an effective audit trail of votes cast.

Bundled resolutions

Resolutions put to company meetings should cover single issues, or issues that are clearly interdependent. Any other practice potentially reduces the value of votes and can lead to opposition to otherwise acceptable proposals. We will normally oppose resolutions that contain such inappropriately bundled provisions.

Any other business

We expect to vote on resolutions where the content has been made clear to shareholders and is in the interests of the company and its shareholders. Where a resolution invites shareholders to vote on ?any other business,? we will systematically vote against.

Political and charitable donations

We welcome the opportunity to vote on company donations if material. With respect to donations to political parties or to organizations closely associated with political parties, we believe the board is best positioned to oversee the appropriateness of such spending and should review as often as is necessary to ensure congruency with both corporate strategy and values.

Endnotes: ?

i          The following guidelines do not apply to Pyrford International Ltd.

ii        Such interlocking relationships can raise concerns when there is an imbalance of power between the two directors.? iii? ??? https://www.fsb-tcfd.org/publications/final-recommendations-report/.? iv? ????? UK Modern Slavery Act, OECD Guidelines for Multinational Enterprises.

v        EU corporate mandatory human rights due diligence, Swiss mandatory human rights DD (focus weapons), German Supply Chain Code

vi       See vote disclosure webpage here.

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Statement of Additional Information

PROXY VOTING (Last Updated 10/28/22)

A. General Proxy Voting Policies

1.                  CrossingBridge understands and appreciates the importance of proxy voting. CrossingBridge will endeavor to actively vote proxies.

2.                  To the extent that CrossingBridge has discretion to vote the proxies of its Advisory Clients, CrossingBridge will vote any such proxies in what it believes is the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

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B. Proxy Voting Procedures

(1)   All proxies sent to Advisory Clients that are actually received by CrossingBridge (to vote on behalf of the Advisory Clients) will be provided to the Chief Compliance Officer and/or Portfolio Manager.

(2)   The Chief Compliance Officer and/or Portfolio Manager will generally adhere to the following procedures (subject to limited exception):

a.              A written or electronic record of each voted proxy by CrossingBridge (on behalf of its Advisory Clients) will be kept in CrossingBridge?s files;?

b.              The Chief Compliance Officer and/or Portfolio Manager will determine which of CrossingBridge?s Advisory Clients hold the security to which the proxy relates and whether the Advisory Client has its own specific voting guidelines;

c.              The Portfolio Manager will review the proxy and determine how to vote the proxy in question in accordance with the Advisory Client?s guidelines or the guidelines set forth in Section D below.??

d.              Prior to voting any proxies, the Portfolio Manager and/or Chief Compliance Officer will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section C below.? If a conflict is identified, the Chief Compliance Officer will make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

i. If no material conflict is identified pursuant to these procedures, the Portfolio Manager will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section D below.??

e.              Although not presently intended to be used on a regular basis, CrossingBridge is empowered to retain an independent third party to vote proxies in certain situations

(including situations where a material conflict of interest is identified)

f.               The Portfolio Manager and/or Chief Compliance Officer shall coordinate with Mutual Fund Advisory Clients and such Advisory Client?s Fund Administrator to assist in the preparation of the Mutual Funds proxy voting annual report on Form N-PX.

C. Handling of Conflicts of Interest

(1)   As stated above, in evaluating how to vote a proxy, the Portfolio Manager and/or the Chief Compliance Officer will first determine whether there is a conflict of interest related to the proxy in question between CrossingBridge and its Advisory Clients.? This examination will include (but will not be limited to) an evaluation of whether CrossingBridge (or any affiliate of CrossingBridge) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client of CrossingBridge.

(2)   If a conflict is identified and deemed ?material? by the Portfolio Manager and/or the Chief Compliance Officer, CrossingBridge will determine whether voting in accordance with the proxy voting guidelines outlined in Section D below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(3)   With respect to material conflicts, CrossingBridge will determine whether it is appropriate to disclose the conflict to affected Advisory Clients and give them the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (?ERISA?), and the investment management agreement between CrossingBridge and the ERISA Advisory Client reserves the right to vote proxies when CrossingBridge has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, CrossingBridge will:

a.              Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

b.              Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).[12]

D. Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Advisory Client, CrossingBridge will endeavor to vote proxies in what it deems to be the best interests of each Advisory Client.??

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In some foreign markets where proxy voting demands fee payment for agent services, CrossingBridge will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

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(1) Although voting certain proxies may be subject to the discretion of CrossingBridge, CrossingBridge is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients:

a. CrossingBridge will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

i. election of directors (where there are no related corporate governance issues); ii. selection or reappointment of auditors; or iii. increasing or reclassification of common stock.

E. Disclosure of Procedures

To the extent applicable to CrossingBridge and if CrossingBridge were to engage Advisory Clients other than Mutual Funds, a brief summary of these proxy voting procedures will be included in CrossingBridge?s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Through the Brochure, Advisory Clients will also be provided with contact information as to how such Advisory Clients can obtain information about: (a) the details of CrossingBridge?s proxy voting procedures (i.e., a copy of these procedures); and (b) how CrossingBridge has voted proxies that are relevant to the affected Advisory Client.??

F. Record-keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to CrossingBridge?s proxy voting procedures.? Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of CrossingBridge.? Records of the following will be included in the files:

(1)   Copies of these proxy voting policies and procedures, and any amendments thereto;

(2)   A copy of each proxy statement that CrossingBridge actually receives; provided, however, that CrossingBridge may rely on obtaining on an as needed basis a copy of proxy statements from the SEC?s EDGAR system or other generally accepted sources for those proxy statements that are so available. As a general rule CrossingBridge relies on the SEC?s EDGAR system, or systems provided by Custodians, or other generally accepted sources.

(3)   A record of each vote that CrossingBridge casts;

(4)   A copy of any document that CrossingBridge created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

(5)   A copy of each written request for information on how CrossingBridge voted such Advisory Client?s proxies and a copy of any written response to any request for information on how CrossingBridge voted proxies on behalf of Advisory Clients.

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Code of Ethics for

DoubleLine Group LP

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Investment Management Asia Ltd.

DoubleLine Funds Trust

DoubleLine Income Solutions Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Yield Opportunities Fund

DoubleLine Shiller CAPE? Enhanced Income Fund

DoubleLine ETF Trust

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Effective date: February 15, 2022

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I.                    Introduction ????????? 1

A.          Applicable to all Personnel 2

B.          Access to the Code 2 C. Regulatory Requirements ? 2

D.         Other Topics Covered In the Code 3

E.          Code May be Supplemented by Other Applicable Policies ?? 3

F.          Best Judgment and Further Advice 4

II.                  Duty to Report Violations of this Code, Sanctions and Acknowledgement ????? 4

A.          Duty to Report Violations of this Code ?????? 4

B.          Sanctions ? 5

C.          Acknowledgement 6

III.               General Standard of Conduct ???????? 7

A.          Fiduciary Duty ????? 7

B.          Adherence to Good Business Practices ?????? 8

C.          Compliance with Applicable Federal Securities Laws and Other Requirements ???????? 8

D.          Client Representations ?????? 8

E.          Market Rumors ???? 8

F.           General Antifraud Prohibitions ?????? 9

IV.                Conflicts of Interest ?????????? 10 A. General Statement of Policy ??????? 10 B. General Description of Conflicts ????? 10

????????????? C. ??? Particular Conflicts ?????????????????????????????????????????????????????????????????????????????????????????????????????????? 11

V.                  Confidentiality/Privacy ????? 12

A.          General Statement of Policy -- Confidentiality ??????? 12 B. ?? Sharing of Information Within the Companies ????? 13 C. ?? Sharing of Information Outside the Companies ? 13

D.          Reasonable Safeguards ????? 14

E.          Reporting of Possible Confidentiality Breach ????????? 14

VI.                Prohibition Against Insider Trading ?????????? 15 A. ?? Companies? Policy ? Insider Trading ??? 15 B. ????? Recognizing Material Nonpublic Information ??? 15

C. ?????????? Avoiding the Inadvertent Receipt and Misuse of Material Nonpublic Information 17 D. ? Required Steps to Take If Exposed to Material Nonpublic Information ???????? 21

E.          Responsibilities of the Chief Compliance Officer ??? 21

F.          Reporting of Insider Trading Activity ???????? 23

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VII.             Reporting of Accounts and Transactions Involving Securities and Other Financial Products 24

A.          General Statement of Companies? Policy With Respect to Account and Notification 24

VIII.           Investment Activities ????????? 28

A.          Overview ? 28

B.          Provisions of General Applicability 28

C.          Prohibitions and Pre-Approval Requirements of General Applicability ???????? 29

D.          Additional Restrictions Applicable to Access Persons ????????? 35

IX.                Annual Review by Trustees 36

??????????????????????????????????????????????????????????????????????????????????????????????????????? - i -

?????????????????????????????????????????????????????????????????????????????? I. ???????? INTRODUCTION

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A number of entities affiliated with DoubleLine Group LP (?Group?)[13] have jointly adopted this Code of

Ethics (the ?Code?) to set forth the ethical and professional standards required of those entities listed and defined below (collectively, the ?Companies?) and to demonstrate the commitment of the Companies and their management to maintaining the trust and confidence of the investors in the funds offered by DoubleLine Funds Trust (?DFT?), DoubleLine ETF Trust (?DET?) (DFT and DET collectively, the

?Trusts?), DoubleLine Opportunistic Credit Fund (?DBL?), DoubleLine Opportunistic Income Fund

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(?DSL?), DoubleLine Yield Opportunities Fund (?DLY?), DoubleLine Shiller CAPE Enhanced Income

Fund (?DUB?), (DUB, DLY, DSL, DBL are together referred to as the ?Closed-End Funds?; the ClosedEnd Funds and the individual series of the Trusts are together referred to herein as the ?Funds? and each, a ?Fund?)? and of the Adviser?s clients, to upholding high standards of integrity and business ethics and professionalism, and to comply with legal and regulatory requirements and with the Companies? internal policies and procedures. Various employees of Group, which provides operational support for the Trusts and the Closed-End Funds will perform certain actions discussed herein on behalf of the Closed-End Funds and the Trusts.

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The entities comprising the Companies are:

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DoubleLine Group LP (?Group?)

DoubleLine Capital LP (?Adviser?, ?DoubleLine?, ?Capital?)

Alternatives LP (?Adviser?, ?DoubleLine?, ?Alternatives?)?

DoubleLine ETF Adviser LP (?Adviser,? ?DoubleLine?, ?ETF Adviser?)

DoubleLine Opportunistic Credit Fund (?DBL?)

DoubleLine Funds Trust (?DFT?) DoubleLine

Income Solutions Fund (?DSL?)

DoubleLine Investment Management Asia Ltd. ("DIMA")?

DoubleLine Yield Opportunities Fund (?DLY?)?

DoubleLine Shiller CAPE Enhanced Income Fund (?DUB?) DoubleLine ETF Trust (?DET?)

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Together, the series of funds within the Trusts are known as the ?DoubleLine Funds?.

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?????????????????? A. ?????? Applicable to all Personnel

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The Code covers all personnel of Group, the Closed-End Funds, the Trusts, the Advisers and DIMA, including partners, officers, directors (and other persons occupying a similar status or performing similar functions), and employees, as well as individuals associated with the Companies in any manner that provide investment advice on their behalf and are subject to their supervision and control (collectively, hereinafter, the ?DoubleLine Personnel? or ?Personnel?). The term ?Personnel? shall also include any individuals who are members of the DoubleLine Capital GP LLC, which is Capital?s general partner. Temporary employees and consultants that, in each case, are engaged by any of the Companies to provide clerical, administrative or professional services that are not directly investment related will not be considered to be Personnel subject to this Code except to the extent the Chief Compliance Officer (?CCO?)[14] or designee notifies them to the contrary.

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New employees, including any temporary employees, independent contractors or consultants designated by the CCO or designee, shall be briefed as to the requirements of the Code of Ethics. The briefing is not a substitute for reading the Code in its entirety at least annually. The fact that a briefing has not occurred or that the CCO or designee has not made a determination of any existing employee's change of status does not in any way limit the obligation of any person to comply with all applicable provisions of the Code.

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??????????????????????????????? i. ????? Applicability of this Code to the Disinterested Trustees

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Various provisions of this Code either do not apply to the Trustees of the Trusts or the Closed-End Funds who are not ?interested persons? within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the ?Disinterested Trustees?) or applies only in a limited fashion.

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The following Sections of this Code do not apply to the Disinterested Trustees:

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?????????????????????????????????? ? ?? Section VIII (Investment Activities)

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In addition, Disinterested Trustees are required to comply with only Subsection A(5) of Section VII (Reporting of Accounts and Transactions Involving Securities and Other Financial Products). For the avoidance of doubt and notwithstanding any other term herein, the provisions of this Code shall be construed to apply to the Disinterested Trustees only to the extent such application is required by Rule 17j-1 under the Investment Company Act of 1940.

?ii. Authority to Exempt Any Person from Coverage

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Notwithstanding the foregoing, the CCO may exempt any person from all or any portion of the Code upon a finding that such person is neither an ?Access Person,? as defined at Rule 17j-1(a)(1) under the Investment Company Act of 1940 (the ?Investment Company Act?) or Rule 204A-1 of the Investment

Advisers Act of 1940 (the ?Advisers Act?) or a ?supervised person,? as defined at Section 202(a)(25) of the Advisers Act, and that, such person?s duties and responsibilities are such that application of all or any particular portion of this Code to such person is not reasonably necessary. Accordingly, all persons subject to the Code shall be considered to be Access Persons, regardless of whether they meet any particular definition thereof while persons that have been exempted from all or any particular portion of the Code shall not be considered to be Access Persons to the extent of that exemption.

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The CCO also may waive provisions of the Code on a case-by-case basis, after reviewing the circumstances surrounding the request for a waiver. An example of such a waiver would be the waiver of the two-day requirement to execute a trade. The CCO shall keep a written record of all such waivers and the basis for such waiver, which typically shall be recorded on a trade approval form or via email.

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?????????????????? B. ?????? Access to the Code

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All Personnel will be provided access to the Code, either in hard copy or on the Companies? Compliance section of the intranet. Personnel should keep the Code available for easy reference.

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?????????????????? C. ?????? Regulatory Requirements

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The Code has been adopted in connection with the Companies? compliance with Rule 204A-1 under the Advisers Act or Rule 17j-1(c) under the Investment Company Act, as applicable.

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Investment advisers registered pursuant to Rule 204A-1, are required to establish, maintain and enforce a written code of ethics that, at a minimum:

i. Sets forth the general standard of conduct required of all supervised persons, which standard reflects the fiduciary duties that the Advisers and all such individuals owe to the Advisers? clients.

?ii. ????????????????? Requires compliance by all supervised persons with applicable federal securities laws.

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iii. ???? Requires certain supervised persons to report, and for the Advisers to review, their personal securities transactions and holdings periodically.

?iv. ???????????????? Requires prompt reporting by all supervised persons of any violations of this Code.

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v. Requires distribution by the Advisers of the Code and of any amendments to all supervised persons and for the Advisers to obtain written acknowledgements from all such individuals as to their receipt of the Code.

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The Closed-End Funds, the Trusts and the Advisers also are required pursuant to Rule 17j-1 under the

Investment Company Act to adopt a written code of ethics that contain provisions reasonably necessary to prevent their ?Access Persons,? as defined in Investment Company Act Rule 17j-1(a)(1), from:

?vi. employing any device, scheme or artifice to defraud a Fund;

?vii. making any untrue statement of a material fact to a Fund or omit to state a material fact necessary in order to make the statements made to a Fund, considering the circumstances under which they are made, not misleading;

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viii. engaging in any act, practice or course of business that operates or would operate as a fraud or deceit on a Fund; or

?ix. engaging in any manipulative practice with respect to a Fund.

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?????????????????? D. ?????? Other Topics Covered In the Code

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In addition to the minimum requirements set forth above, the Code also addresses the Companies? policies and procedures regarding:

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??????????????????????????????? i. ???? Sanctions for violating the Code

?ii. Safeguarding and maintaining confidential information

?iii. ??????????????? Prohibitions against insider trading

?iv. ???????????????? Investment activities

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?????????????????????????????? v. ???? Annual review by Trustees

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????????????????? E. ?????? Code May be Supplemented by Other Applicable Policies

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The Code has been drafted in a manner that allows it to apply equally to all Personnel regardless of their specific functions or responsibilities. As a result of this ?one size fits all? approach, the Companies may, from time-to-time, supplement the Code as it applies to Personnel that perform certain functions or that have responsibilities by the adoption of separate, more specialized policies and procedures. Where this is the case, Personnel to whom these separate policies and procedures apply must comply with both the Code and these additional policies ? or the more restrictive of the two in the case of a conflict. More generally, the existence of the Code should not be understood as relieving Personnel, in any manner, from their continuing responsibility to familiarize themselves, and to comply, with all applicable policies and procedures of the Companies.

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?????????????????? F. ?????? Best Judgment and Further Advice

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It is not reasonable to expect this Code or other applicable policies or procedures of the Companies to cover all the possible situations that Personnel may encounter. For this reason, nothing in this Code removes the need for all Personnel to use their best judgment in order to maintain high professional standards and to consult with their supervisors as well as appropriate members of the Compliance Team (?Compliance Personnel?), as needed.

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Personnel that are unsure how to handle a situation are urged to consult with their supervisor or Compliance Personnel for advice.

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References: ?????????? Advisers Act Section 202(a)(25): Definitions (definition of ?Supervised Person?)

Advisers Act Rule 204A-1(a): Investment Adviser Codes of Ethics (adoption of code of ethics)

Investment Company Act Section 17: Transaction of Certain Affiliated Persons and Underwriters

Investment Company Act Rule 17j-1: Personal Investment Activities of Investment Company Personnel

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II. ??? DUTY TO REPORT VIOLATIONS OF THIS CODE, SANCTIONS AND ACKNOWLEDGEMENT

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?????????????????? A. ?????? Duty to Report Violations of this Code

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DoubleLine Personnel are required to report promptly any violation or potential violation of the Code to the CCO. Any such report shall be maintained in confidence and no retaliation shall be made against the individual for making a report and, indeed, any retaliation for reporting a violation of the Code shall itself constitute a violation of the Code.

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??????????????????????????????? i. ????? Review and Investigation

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The CCO shall be responsible for the prompt review and investigation of any violations of the Code reported to, or independently discovered by, the CCO. The CCO shall be responsible for reporting any substantiated material violations of the Code to appropriate senior management within the Companies and to the Board of Trustees of the Trusts and the Closed-End Funds (as applicable) (the ?Trustees?) and for appropriately documenting such review and investigation, the reporting thereof to senior management, and any action, including any sanctions, taken as a result thereof.

?ii. ????????????????? Involvement of Legal Counsel

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Notwithstanding the assignment of responsibility to the CCO with respect to the review and investigation and reporting of violations, where either the CCO, counsel, or the Disinterested Trustees determine that sufficient reasons exist for any such review, investigation, or reporting to be conducted under the direction of legal counsel or such outside counsel as shall engage for such purpose, such legal or outside counsel shall have the ultimate responsibility for the conduct of such review, investigation, and the reporting and documentation thereof.

?iii. Where the CCO is Implicated by the Violation Being Reported

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Notwithstanding the foregoing, where a person making a report believes that the CCO is implicated in any violation being reported, the reporting person may report such violation to any of the Companies? senior management, including the Disinterested Trustees, as such individual believes is appropriate (the ?Receiving Person?). Upon the receipt of a report of a violation, the Receiving Person shall either cause the Companies to undertake such review and investigation of the reported violation and to take such other action as is contemplated above or promptly report such matter to another member of senior management as the Receiving Person believes is appropriate, who, upon receipt of such report, shall have the responsibility of a Receiving Person.

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References: Advisers Act Rule 204A-1(a)(4): Investment Adviser Codes of Ethics (duty to report violations)

Advisers Act Rule 204-2(a)(12)(ii): Books and Records to be Maintained by Investment Advisers (record of any violation of the Code and action taken as a result)

Advisers Act Rule 204-2(e)(1): Books and Records to be Maintained by

Investment Advisers (holding periods for certain required records)

Investment Company Act Rule 17j-1(c)(2)(ii)(A): Personal Investment Activities of Investment Company Personnel (Administration of Code of Ethics)

Investment Company Act Rule 17j-1(f)(B): Personal Investment Activities of Investment Company Personnel (Recordkeeping Requirements)

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?????????????????? B. ?????? Sanctions

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??????????????????????????????? i. ??? Requirement that CCO be Informed of all Internal Discipline

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No internal discipline shall be imposed, nor any decision reached to not impose discipline, on any DoubleLine Personnel for violation of this Code without the underlying matter and the sanction to be imposed being first brought to the attention of the CCO.

?ii. ????????????????? Possible Sanctions

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Possible sanctions for violation of this Code may include, but need not be limited to, verbal or written warnings, reversal of trades or reallocation of trades to client accounts, disgorgement of profits, suspension or termination of trading or investment privileges, monetary penalty, heightened supervision, job modification, suspension or termination, and/or civil or criminal referral to the appropriate governmental authority. Sanctions are imposed by the Code of Ethics Committee, which generally shall consist of the General Counsel, Chief Risk Officer, CCO, President and other senior Personnel that they may designate.

???????????????????????????? iii. ???? Heightened Supervision or Other Responsive Actions

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The CCO shall be responsible for determining whether any violation of the Code that is brought to the CCO?s attention indicates a need (i) for heightened supervisory procedures, and, if so, the means by which such need should be addressed, and (ii) any change in the Companies? procedures or policies or applicable controls. In addition, the CCO, after conferring with outside counsel, shall also be responsible for determining whether the violation, or any sanction imposed as a result thereof, requires additional disclosure or reporting, including to the Companies? clients or, any regulatory, law enforcement or other outside party. The CCO shall be responsible for appropriately documenting each determination.

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?????????????????? C. ?????? Acknowledgement

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All Personnel must read, understand and adhere to this Code as well as any amendments or changes to the Code. Personnel (except for the Trustees) are required to sign[15] an Acknowledgement that they have read the entire Code, and from time-to-time, any amendments, and have had an opportunity to review any portions with their supervisor and a member of the Compliance Department.

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By signing the Acknowledgement, each signatory agrees to perform fully all applicable responsibilities and to comply with all applicable restrictions, limitations, and requirements set forth in the Code and acknowledge that any such failure may result in disciplinary action, up to and including termination. Failure to comply with the terms of this Code can also subject the Companies and responsible supervisors and involved individuals to fines, penalties and potentially even criminal proceedings in addition to significant reputational harm and regulatory sanctions. From time-to-time, the Companies may ask any recipient of this Code to certify his or her continued compliance with the applicable terms and/or with any other applicable restrictions, limitations or requirements and to sign an Acknowledgement with respect to any amendments hereto.

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References: ??????????? Advisers Act Rule 204A-1(a)(5): Investment Adviser Codes of Ethics (written acknowledgement)

Advisers Act Rule 204-2(a)(12)(iii): Books and Records to be Maintained by Investment Advisers (record of written acknowledgement)

Investment Company Act Rule 17j-1: Personal Investment Activities of Investment Company Personnel

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?????????????????????????????????????????????????????? III. ????? GENERAL STANDARD OF CONDUCT

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The Companies are committed to maintaining the trust and confidence of their shareholders and clients, to upholding high standards of integrity and business ethics and professionalism, and to compliance with legal and regulatory requirements and its own internal policies and procedures.

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Compliance with these standards is crucial to the Companies? long-term success. Simply put, the Companies? continued success is dependent upon its reputation and there is no more certain way to diminish the Companies? reputation than by failing to put their shareholders and clients first. If the Companies serve their shareholders and clients honestly and equitably and to the best of their abilities, their success will follow.

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The general standard of conduct required by all Personnel reflects several underlying requirements including:

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?       the fiduciary duty owed by the Companies and their Personnel to the Funds? shareholders and the Adviser?s clients;

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?       the Companies? intent to adhere to good business practices;

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?       applicable legal and regulatory requirements;

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?       the Companies? own internal policies and procedures; and

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?       representations that the Companies have made to its clients in agreements, offering documents or other written materials.

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?????????????????? A. ?????? Fiduciary Duty

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The Companies and all Personnel owe a fiduciary duty to the Funds and to the Adviser?s other clients. This fiduciary duty is composed of both a duty of care and a duty of loyalty. The duty of care requires the Companies and all Personnel (i) to provide advice to the Funds and to the Adviser?s other clients that is in the best interest of, and is suitable for, the Fund or the client, (ii) to seek best execution of transactions where the Companies and the Personnel have responsibility to select executing broker- dealers, and (iii) to provide advice and monitoring over the course of the Companies? relationship with the Fund or the Adviser?s other clients, as applicable. The duty of loyalty means that the Companies and their Personnel must always place the interests of the Funds and the Adviser?s other clients first. More specifically, the Companies? fiduciary duty to the Funds and the Adviser?s other clients requires that Personnel adhere to the following standards:

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i. Any recommendation to a client must have a reasonable basis and must be suitable for the client considering the client?s needs, financial circumstances, and investment objectives;

?ii. Facts that may be material to the client?s economic interest or decision-making must be disclosed fully and fairly and Personnel must refrain from engaging in fraudulent, deceptive or manipulative conduct;

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iii.            Best execution must be provided with respect to client transactions where the

Companies have discretion to select executing broker-dealers; and

iv.             Conflicts of interest should be mitigating wherever possible and, failing that, must be fully disclosed and managed (as discussed more fully at Section IV hereof).

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All Personnel should note that various topics mentioned within the Code, such as but not limited to, best execution or soft dollars are addressed in more detail in other policies, which also should be consulted when researching the Companies? policies on such topics.

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????????????????? B. ?????? Adherence to Good Business Practices

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The Companies expect all Personnel to adhere to the principles of good business practice. At a minimum, this requires Personnel to engage in fair and honest conduct in all their dealings and to perform their functions and meet their responsibilities with a degree of professionalism reasonable to the circumstances.

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?????????????????? C. ?????? Compliance with Applicable Federal Securities Laws and Other Requirements

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Inherent in the above standard is the requirement that the Companies and all Personnel comply at all times with all applicable securities laws as well as the Companies? own internal policies and procedures.

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While many applicable legal and regulatory requirements are reflected in this Code or the Companies? other policies and procedures, Personnel should not assume that this is true of every relevant securities law or regulation. As a result, Personnel must take the responsibility to inform themselves of, and understand, the legal and regulatory requirements applicable to their activities. For this same reason, the Companies expect all Personnel to stay current with respect to applicable regulatory and legislative developments.

?

?????????????????? D. ?????? Client Representations

?

The Companies and all Personnel are also expected to comply with any written representations that the Companies have made to their clients, including, but not limited to, representations that are made in formal agreements between the Companies and their clients or the offering documents for any of the Companies? products (where applicable). This is particularly relevant with respect to adherence to stated objectives and constraints applicable to a portfolio or fund. Personnel tasked with managing client relationships are responsible for memorializing, in writing, any material oral representations made to clients and prospective clients with respect to their investments with the Companies or the Funds.

?

????????????????? E. ?????? Market Rumors

?

No officer or employee of the Companies shall originate or, except as permitted below, circulate in any manner a false or misleading rumor about a security or its issuer for the purpose of influencing the market price of the security. A statement that is clearly an expression of an individual?s or the Companies? opinion, such as an analyst?s view of the prospects of a company, is not considered to be a rumor, and is excluded from these restrictions.

?

Where a legitimate business reason exists for discussing a rumor, for example where a client is seeking an explanation for an erratic share price movement which could be explained by the rumor, care should be taken to ensure that the rumor is communicated in a manner that:

??????????????????????????????? i. ???? sources the origin of the information (where possible);

?ii. ????????????????? gives it no additional credibility or embellishment;

?iii. ??????????????? makes clear that the information is a rumor; and

?iv. makes clear that the information has not been verified.

?

If in doubt, Personnel should consult with the CCO regarding questions about the appropriateness of any communications about specific securities.

?

?????????????????? F. ??????? General Antifraud Prohibitions

?

DoubleLine Personnel are prohibited from:

?

i.                employing any device, scheme, or artifice to defraud a client or prospective client;

?

ii.              engaging in any transaction, practice, or course of business that operates as a fraud or deceit upon a client or prospective client;

?

iii.            making any untrue statement of a material fact to a client or omitting to state a material fact necessary to make a statement made not misleading; or

?

iv.            engaging in any act, practice or course of business that is fraudulent, deceptive, or manipulative.

?

????????????????? References: ??????? Advisers Act Section 206: Prohibited Transactions by Investment Advisers

Advisers Act Rule 204A-1(a)(1) and (2): Investment Adviser Codes of Ethics

(adoption of general standard of business conduct and requirement of compliance with applicable Federal securities laws)

Advisers Act Rule 204A-1(e)(4): Investment Adviser Codes of Ethics

(definition of ?Federal Securities Laws?)

Investment Company Act Rule 17j-1(b): Personal Investment Activities of Investment Company Personnel (Unlawful Actions)

Investment Company Act Rule 17j-1(c): Personal Investment Activities of

Investment Company Personnel (Code of Ethics)

Investment Company Act Rule 38a-1(f)(1): Compliance Procedures and

Practices of Certain Investment Companies (definition of ?Federal Securities Laws?)

?

?????????????????????????????????????????????????????????????????? IV. ????? CONFLICTS OF INTEREST

?

?????????????????? A. ?????? General Statement of Policy

?

The fiduciary duties imposed on the Companies and Personnel require all Personnel to be diligent with respect to the possibility of conflicts of interest, whether real or apparent, in transactions with clients. This includes conflicts between the interest of the Companies or their Personnel and their clients, and conflicts between two client accounts. As a general matter, conflicts should be avoided where practicable. Where they cannot be avoided, it will generally be the case that a conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed investment decision and, where applicable, provide an informed consent. When in doubt, Personnel should contact their supervisor or a member of Compliance Personnel for advice.

?

?????????????????? B. ?????? General Description of Conflicts

?

While it is impossible to describe all conflicts that may arise, in general, conflicts will include various practices in which the Companies or any Personnel have a pecuniary or other interest in recommending or undertaking a transaction for a client. It is important to understand that a conflict does not require that the client suffer any actual harm. It also does not require that the improper interest in question be tangible or otherwise quantifiable or even certain. It is enough if the improper interest is, or could be viewed as, a motivating factor in the Companies or Personnel recommending or undertaking the transaction. Conflicts of interest can also exist across clients, for example where one client account owns debt in an issuer undergoing bankruptcy and another client account owns equity in the same issuer, and their interests are not aligned as a result of the right related to the bankruptcy proceeding.

?

An improper interest may be economic, personal or otherwise. In the case of an economic interest, the interest may be a positive benefit or the avoidance, or minimization of, a negative economic result, e.g., the avoidance of an expense or a loss, or loss minimization.

?

Improper interests can include a wide variety of situations, including situations where:

?

i.                The transaction allows the Companies or Personnel to generate fees or profits, or avoid losses or expenses, from another relationship as, for example, is the case with respect to soft dollars (discussed further below), the receipt of finder?s fees, outside commissions or bonuses;

?

ii.              The Companies or Personnel are directly interested in the transaction as, for example, is the case with respect to principal transactions;

?

iii.            The transaction benefits a third party in which the Companies or any Personnel has an ownership or other economic interest;

?

iv.            The transaction provides a benefit to a third party, rather than to the Companies or any Personnel directly, for an improper purpose as, for example, one that:

?

a.       involves any quid pro quo, e.g., where the benefit is returned to the Companies or Personnel in some manner;

?

b.       is done to benefit a spouse or child or other person for personal reasons; or

c.       is done to repay a favor or out of gratitude or for the purpose of obtaining or continuing to receive lavish gifts or entertainment (as discussed further below).

?

Without limiting the generality of the foregoing, all Personnel should avoid any investment, interest, association or other relationship of a personal nature that interferes, might interfere, or even might be perceived as interfering with the independent exercise by the individual of good judgment in the best interest of the Advisers? clients or the Funds.

?

?????????????????? C. ?????? Particular Conflicts

?

i. ????? Conflicts Related to the Provision of Disinterested and Impartial Advice or Undertaking a Transaction on Behalf of a Client

?

Where any advice or recommendation, or transaction undertaken on behalf of a client, is not effected on a fully disinterested and impartial basis, the applicable Adviser must mitigate the conflict to the extent possible (e.g., waive or reduce a fee that creates a conflict) and fully and fairly disclose and residual conflict to the Fund shareholders or other Adviser client, as applicable. An interest in a security or issuer, whether direct or indirect, or a relationship with an issuer, may support an inference that advice or a recommendation or the undertaking concerning such security, or the securities of an issuer was not disinterested and impartial.

?

Accordingly, to minimize the possibility of such conflicts the Companies have adopted policies to address the conflicts:

?

a.       the investment activities of DoubleLine Personnel (see Sections VII and VIII hereof);

?

b.       the holding of any position (e.g., as a director or trustee) with an issuer or its affiliates (see the Companies? Outside Business Activities and Affiliations Policy); or

?

c.       any present or proposed business relationship with an issuer or its affiliates (see the Companies? Outside Business Activities and Affiliations Policy).

?ii. Appropriation of Client Information for Personal Benefit

?

DoubleLine Personnel may not trade or recommend trading in securities based on client information, including information related to client positions, trades, or strategies. This means that trades and recommended trades by Personnel should always be based upon an investment assessment that is independent of any nonpublic client information.

?iii. ??????????????? Selecting Suppliers and Service Providers

?

The acceptance of any compensation or other benefit from a supplier or service provider to the Companies, especially one involving expenses that are, directly or indirectly, borne by an Adviser?s clients, may also be perceived as a conflict in that it may lead to a perception that the provider?s selection may not be in the clients? best interest. Accordingly, the Companies? use of any brokerage firm or other vendor, or service provider may be subject to separate policies and procedures of the Companies subjecting such use to a pre-approval process and other requirements for the purpose of minimizing the possibility of such conflicts.?

?

?

???????????????????????????? iv. ????? Potential Conflicts of Interest Arising from Transactions in Affiliated Entities

DoubleLine may recommend that its clients invest in public or private investment vehicles sponsored by or affiliated with DoubleLine. Examples of such investment vehicles include the DoubleLine Funds, hedge funds sponsored by DoubleLine, securitized assets created by DoubleLine or its affiliates or collateralized loan obligations sponsored by DoubleLine. The possibility exists that DoubleLine could take a position on governance matters for investment vehicles sponsored or affiliated with DoubleLine that could be adverse to some or all shareholders, equity holders or noteholders in these sponsored or affiliated investment opportunities. The Code of Ethics Committee is responsible to review and resolve or seek to mitigate such conflicts through appropriate controls.

?

?

?

?????????????????????????????????????????? Exchange Act Section 28(e): Effect on Existing Law (exchange, broker, and dealer

????????????????? References: ????????????? commissions; brokerage and research services)

Advisers Act Section 206: Prohibited Transactions by Investment Advisers

Advisers Act Rule 204A-1(a)(1) and (2): Investment Adviser Codes of Ethics (adoption of general standard of business conduct and requirement of compliance with applicable Federal securities laws)

Investment Company Act Rule 17j-1(b): Personal Investment Activities of

Investment Company Personnel (Unlawful Actions)

Investment Company Act Rule 17j-1(c): Personal Investment Activities of

Investment Company Personnel (Code of Ethics)

Investment Company Act Rule 38a-1(f)(1): Compliance Procedures and Practices of Certain Investment Companies (definition of ?Federal Securities Laws?)

?

?

??????????????????????????????????????????????????????????? V. ?????? CONFIDENTIALITY/PRIVACY

?

?????????????????? A. ?????? General Statement of Policy -- Confidentiality

?

All DoubleLine Personnel have a duty to safeguard and treat as confidential all nonpublic information concerning the Companies, investors in the Funds, clients of the Advisers, and all transactions in which the Advisers or its clients are involved. This includes all information concerning a client?s financial circumstances and holdings, and advice furnished to the client. Moreover, employees may only use Companies or client information within the scope of their employment and, accordingly, may not appropriate such information for their own use or benefit or the use or benefit of any third party.

?

Confidential information also shall be construed to mean any information acquired from a third party pursuant to a non-disclosure (confidentiality) agreement (?NDA?) or confidentiality clauses contained in contractual arrangements with such third parties. Such NDAs or confidentiality clauses generally require DoubleLine to keep the other party's Confidential Information in confidence using a reasonable degree of care, which shall be at least the same degree of care that DoubleLine uses to maintain its own Confidential Information of like importance, and to use the other party?s Confidential Information only to carry out its obligations and exercise its rights under the applicable agreement. DoubleLine Personnel are encouraged and reminded to allow access to such third parties? confidential information only to those of employees having a need to know such information. DoubleLine Personnel also should consult members of the Legal Department if any questions arise about the terms of any NDA or the confidentiality clause of any applicable contract.

?????????????????? B. ?????? Sharing of Information Within the Companies

?

DoubleLine Personnel should only share client or proprietary information within the Companies with individuals that have a legitimate business need for knowing the information. In addition, employees should not share information in violation of any Information Walls implemented by the Companies as a means of isolating certain kinds of sensitive information within the Companies so that it is not available to employees that perform ?public? functions, such as the making of recommendations or giving of advice with respect to trading. Employees should bring to the attention of the CCO any attempt by other Personnel to solicit or obtain client or proprietary information for which they do not have a legitimate business need.

?

??????????????????????????????? i. ????? Presentations to the Fund?s Trustees

?

In presenting or furnishing a report to the Fund?s Trustees, representatives of service providers (such as an Adviser) to the Funds generally should refrain from identifying or discussing Fund portfolio transactions that occurred within the preceding 15 calendar days or Fund portfolio transactions that will occur or are actively being considered within the following 15 calendar days (a ?Disclosed Portfolio Transaction?). Exceptions to the foregoing policy may be made upon the request of a Trustee, with the permission of the CCO or as is otherwise necessary for the Trustees to fulfill their oversight responsibilities.

?

?????????????????????????????????? ? ???????? Notification to Disinterested Trustees

?

For the purposes of assisting the Disinterested Trustees in fulfilling their reporting obligations under the Code, whenever the CCO is informed or otherwise becomes aware of a Disclosed Portfolio Transaction, the CCO shall provide the Disinterested Trustees with specific notice of such fact and remind them of the reporting requirements applicable to the Disinterested Trustees with respect to the applicable securities. Notwithstanding such obligation on the part of the CCO, any failure by the CCO to provide such notice shall not affect or otherwise lessen in any way any reporting obligation that the Disinterested Trustees may have under this Code or otherwise.

?

?????????????????? C. ?????? Sharing of Information Outside the Companies

?

DoubleLine Personnel should not discuss or share client or proprietary information with individuals outside the Companies, other than with parties that both have a legitimate need to know such information and have either provided a confidentially agreement that covers such information, which, in accordance with the Companies? policies, has been reviewed and approved by the Companies? Legal/Compliance Department (or outside legal counsel, as appropriate) or are themselves under a separate duty to maintain the confidentiality of the information, such as, for example, the Companies? outside counsel or accounting firm, or employees of regulated entities such as prime brokers, clearing firms or transfer agents. When any doubt exists as to the need for a confidentially agreement, employees should contact the Companies? Legal/Compliance Department or legal counsel if appropriate.

?????????????????? D. ?????? Reasonable Safeguards

?

DoubleLine Personnel should use special care to limit the possibility of inadvertent disclosure of client or proprietary information. Personnel should:

?

i.                keep their desk and work areas clear of all confidential information when they are not present;

?

ii.              lock (via the screen or similar locking mechanism) all desktop computers, laptops, smart phones, and other such devices when unattended;

?

iii.            dispose of confidential documents by shredding them or placing them in confidential document waste bins or otherwise complying with proper document destruction procedures;

?iv. keep sensitive information removed from the office out of public view;

?

v.                  limit discussions of such information within the Companies to individuals who have a legitimate business need for knowing the information;

?

vi.                consider whether the use of a code name in place of a client?s name may be advisable (or contractually required) and

?

vii.              consider whether the use of a code name in place of an issuer?s name may be advisable.

?

Employees should not:

?

viii.            leave confidential information in the open, including in a conference room, once a meeting is over;

?ix. discuss confidential information in places where it may be inadvertently overheard by unauthorized persons, such as in elevators, public transportation, restaurants or the like;

?

x.              discuss confidential information while using a speaker-phone that is turned up loud enough to be overhead by visitors or unauthorized Personnel (e.g., Personnel who are subject to an internal confidentiality screening procedure); or

?

xi.            discuss confidential information with individuals outside the Companies (including family members) except in accordance with the policy set forth above.

?

?????????????????? E. ?????? Reporting of Possible Confidentiality Breach

?

Employees should promptly bring to the attention of the CCO or legal counsel (if deemed appropriate) any suspicion that an unauthorized person has obtained confidential information.

?

i. ????? Special Considerations Involving Information Disclosure About Publicly Traded Clients

?

The inadvertent disclosure of nonpublic information about a client that has publicly traded securities outstanding may trigger a disclosure requirement on the part of the client. Accordingly, anyone who unintentionally discloses nonpublic information regarding a client that has publicly traded securities should immediately contact the CCO so that a determination can be made as to whether there is a need to take any action, including alerting such client of such disclosure so that it will have an opportunity to publicly disclose such information.

?

?????????????????????????????????????????????? VI. ????? PROHIBITION AGAINST INSIDER TRADING

?

?????????????????? A. ?????? Companies? Policy ? Insider Trading

?

It is unlawful for any person to trade on one?s own behalf or on behalf of others, or to ?tip? or recommend trading in securities on the basis of material nonpublic (i.e., inside) information concerning an issuer or to pass such information to others improperly. Violations of the foregoing can result in severe civil and criminal penalties for the individuals involved and can result in the imposition of significant penalties on the Companies.

?

The possession of material nonpublic information by any employee or other Personnel may be attributed to the Companies generally unless the information is effectively isolated using Information Walls so that it is not available to employees that perform public functions, including trading and the making of recommendations or giving of advice with respect to trading. A breach of the Companies? Information Walls so that nonpublic information is not confined to Personnel that do not perform public functions can result in the Companies being required to suspend activities involving trading and the making of recommendations in whole or in part for some indefinite period in certain circumstances.

?

As a result, strict compliance with all applicable procedures that the Companies institute to contain the flow of material nonpublic information is required of all Personnel. Moreover, and as described more fully below, Personnel that become aware of material nonpublic information must promptly contact the CCO and otherwise comply with the requirements of Subsection D below.

?

The provisions of this Section VI shall and shall be construed to, apply to the Trustees of the Trusts, and the Closed-End Funds who are not interested persons of the Closed-End Funds, the Trusts or the Advisers only in respect or their status and activities as such.

?

Personnel that have questions concerning the requirements of the policies set forth in this Section are urged to consult with their supervisor, the Compliance Personnel responsible for maintaining information walls, the CCO or legal counsel as appropriate.

?

????????????????? B. ??????? Recognizing Material Nonpublic Information

?

??????????????????????????????? i. ????? Nonpublic Information

?

Typically, for purposes of the U.S. securities laws, information is considered ?nonpublic? if the information has not been broadly disseminated to investors in the marketplace such as by releasing the information over the news wires, disclosing it in public filings (e.g., Forms 10-K or 10-Q) or otherwise disseminating it in a manner that makes it fully available to investors and a reasonable time has elapsed to allow such dissemination.

?ii. ????????????????? Materiality

?

Information is considered ?material? if: (1) there is a substantial likelihood that a reasonable investor would consider the information important in making an investment decision; or (2) a reasonable investor would consider it as having significantly altered the total mix of information relating to the issuer?s securities. Generally, this includes any information the disclosure of which would have a meaningful effect on the price of an outstanding security.

?

Determining materiality is a fact-specific inquiry, requiring a careful assessment of the inferences a reasonable person would draw from a given set of facts. Personnel are encouraged to err on the side of caution when assessing whether a piece of information is material and nonpublic. Personnel can inquire with the CCO regarding whether a piece of information is material and nonpublic. By way of guidance, the Securities and Exchange Commission has indicated the following as a non-exclusive list of examples of the types of information or events that may be considered material:

?

1.       impending or potential mergers, acquisitions, tender offers, joint ventures, or changes in assets, such as a large disposal of the same;

?

2.       earnings or revenue information and changes in previously disclosed financial information;

?

3.       events regarding the issuer?s securities, e.g., advance knowledge of a ratings downgrade, defaults on securities, calls of securities for redemption, public or private sales of additional securities, stock splits or changes in dividends, repurchase plans or changes to the rights of security holders;

?

4.       new products or discoveries, or developments regarding clients or suppliers (e.g., the acquisition or loss of a major contract);

?

5.       significant changes in control or management;

?

6.       changes in auditors or auditor notification that the issuer may no longer rely on an auditor?s report;

?

7.       impending bankruptcies or receiverships;

?

8.       information relating to the market for an issuer?s securities, such as a large order to purchase or sell securities; and

?

9.       prepublication information regarding reports in the financial press.

?

When in doubt and because assessments of materiality are necessarily highly fact-specific, DoubleLine Personnel should err on the side of caution and treat the matter in question as material and bring such matter to the attention of the CCO for further consideration.

?iii. Breach of Fiduciary Duty or Duty of Trust or Confidence

?

Generally, except in the case of tender offers (as described in the immediately following subparagraph), the legal prohibitions on the use of material nonpublic information are dependent upon such information being obtained under a fiduciary duty or a duty of trust or confidence (or, directly or indirectly, from someone who has such a duty). Nevertheless, even where information is obtained outside of a fiduciary relationship or relationship of trust or confidence, the use of material nonpublic information may still trigger regulatory investigations and reputational concerns. For this reason, as a general policy, the Companies prohibit intentionally obtaining any material, nonpublic information by all Personnel, regardless of whether the information is obtained pursuant to a fiduciary duty or a duty of trust or confidence, except to the extent explicit written approval is obtained from the General Counsel, CCO, or a designee of either the General Counsel or CCO. An example of such approval would be the creation (in writing) of an information wall to facilitate the receipt of such material, nonpublic information.

?

????????????????????????????????? 1. ??????? Special Situations -- Tender Offers

?

Exchange Act Rule 14e-3 specifically prohibits trading or ?tipping,? e.g., providing information to third parties, while in the possession of material nonpublic information regarding a tender offer received from the tender offeror, the target company or anyone acting on behalf of either ? irrespective of whether the information was obtained in breach of a fiduciary duty or similar duty of trust and confidence. Personnel that become aware of nonpublic information relating to a tender offer must promptly contact the CCO and otherwise comply with the requirements of Subsection D below.

?

?????????????????? C. ?????? Avoiding the Inadvertent Receipt and Misuse of Material Nonpublic Information

?

Nonpublic information may come to the attention of DoubleLine Personnel in a variety of ways. Personnel should be aware of the most likely situations so that they can either avoid being inadvertently ?tainted? with such information, which as discussed above may impact their ability to perform their usual functions for the Companies as well as the Companies? ability to engage in business as usual, or take such actions as are described below to minimize the impact such information may have on the Companies and the affected employee.

?

In the event any Personnel comes into possession of, or is otherwise exposed to, nonpublic information, such individual must immediately notify the CCO or designee and must otherwise comply with the requirements of Subsection D below. Upon being informed of any such matter, the CCO or designee will make a determination of whether trading restrictions (as a firm or for personal trades or both) or other restrictions or controls should be put in place to minimize any conflicts of interest that may result or lead to any improper use or dissemination of material nonpublic information by the Companies or their employees. Personnel in possession of material nonpublic information may not discuss the information with, or provide any investment views with respect to any securities to which the information represents material nonpublic information to, anyone else within or outside the Companies except the General Counsel, the CCO or other members of the Legal/Compliance Department; as otherwise expressly permitted by this Code of Ethics; or as may be expressly authorized in writing by the CCO or General Counsel. See Section VI.D. below.

?

??????????????????????????????? i. ????? Pre-Sounding

?

From time to time, investment banks may contact Personnel for the purpose of gauging the Companies? interest in a potential transaction that has not yet been publicly disclosed. Because of the potential for such conversations, even when conducted on a hypothetical or no names basis, to result in the disclosure of material, nonpublic information, such conversations must be coordinated through the CCO and comply with any restrictions or other requirements imposed thereby.

?

Personnel that are contacted for such purpose must promptly interrupt the investment bank representatives and inform them that applicable policies require that such calls be coordinated through the Companies? General Counsel or CCO. After providing the investment banking representatives with contact information for the General Counsel or CCO, the contacted Personnel should terminate the call and promptly bring the call to the attention to the General Counsel or CCO.[16]

?

?????????????????????????????? ii. ????? Involvement by the Companies in a Nonpublic Transaction

?

The Advisers may bid for, or cause one of its clients to bid for, securities in a company, purchase securities in a private placement, serve on a creditors? committee with respect to a bankrupt entity, or otherwise be involved in another type of transaction with an issuer through which the Advisers may be made aware of material nonpublic information. In such situations, the head of the business unit involved in such transactions is responsible for informing the CCO of such involvement at or before the initiation thereof, to the extent practical, but in any event before any material nonpublic information is provided to the Advisers or any Personnel.

?iii. Intentional Receipt of Material Non Public Information

?

If you intend to receive any material, non-public information related to a company with a class of publicly traded securities (whether domestic or foreign), you must contact the CCO or Compliance Personnel in advance of its receipt. The CCO or Compliance Personnel will work with the appropriate business unit(s) to determine whether to receive the information and whether to implement informational wall and other procedures, as appropriate.

?

Under certain circumstances, Personnel may seek or agree to receive material non-public information for a legitimate purpose in the context of a transaction in which an Adviser (or its affiliates), on behalf of itself or a client entity or account, is a potential participant or in the context of forming a confidential relationship. This may include receiving ?private? information from agent banks, normally facilitated through on-line services such as, but not limited to, Intralinks, Debt Domain or SyndTrak. This information may be available to all potential purchasers of an investment opportunity represented, for example, by an investment which may not generally qualify as a ?security? for purposes of the federal securities laws (e.g., certain bank loans). Typically, that information can be used to evaluate the investment opportunity and in making an investment decision.

?

Prior to receipt of such information, the Personnel must request approval from the CCO or his or her designee.

?

Generally, if a confidentiality agreement is to be signed in the context of such transactions, members of the Legal/Compliance group should evaluate carefully whether a duty of confidentiality and/or a duty not to trade in the relevant issuer?s securities without prior disclosure will be created before any information is received under the confidentiality agreement. However, even in the absence of a written confidentiality agreement, a duty to disclose material non-public information before trading may be created when an oral agreement is made, or an expectation exists that the confidentiality of such information will be maintained or that the information will not be used in trading. For example, if the persons providing or receiving the information have a pattern or practice of sharing confidences so that the recipient knows or reasonably should know that the provider expects the information to be kept confidential, such pattern or practice may be enough to form a confidential relationship.

?

Material non-public or deal-specific information may be given in connection with an Adviser making a direct investment in a company on behalf of a client in the form of equity or debt; it may also involve a purchase by an Adviser on behalf of a client of a debt or equity security in a secondary transaction or in the form of a loan participation. The information can be conveyed through a portal such as Intralinks, Debt Domain or SyndTrak, orally from a sponsor or dealer or through other electronic delivery or hard copy documentation. This type of situation typically arises in mezzanine financings, loan participations, bank debt financings, venture capital financing, purchases of distressed securities, oil and gas investments and purchases of substantial blocks of stock from insiders. Even though the investment for which the deal-specific information is being received may not be a publicly traded security, the company may have other classes of publicly traded securities, and the receipt of the information by an Adviser can affect the ability of other parts of the organization to trade in the issuer?s securities. For the aforementioned reasons, prior to receiving any information that may constitute material, non-public information on a company with any class of publicly traded securities (whether domestic or foreign), please contact Compliance Personnel who will help to evaluate whether the information may represent material non-public information and, where necessary, implement the appropriate Information Wall and trading procedures.

?

???????????????????????????? iv. ?????? Contacts with Officials or Representatives of Publicly-Held Companies

Contacts with public companies may constitute an important part of the Companies? research efforts and investment decisions may be made based on conclusions formed through these contacts, as well as through an analysis of publicly available information. Difficult legal issues arise, however, when, in the course of these contacts, Personnel become aware of material nonpublic information. This could happen, for example, if an issuer?s Chief Financial Officer prematurely discloses quarterly results to an individual associated with the Companies, or an investor relations representative selectively discloses significant news to a handful of investors, including Personnel of a Company. In such situations, the Companies must make a judgment as to its further conduct. Any individual who believes he or she may receive or has received material nonpublic information about an issuer must promptly escalate to the CCO or Compliance Personnel and otherwise comply with the requirements of Subsection D below.

?

Personnel shall promptly disclose to the CCO or his designee any meeting with officials or representatives of a public company if he or she believes he or she has or may have come into possession of material nonpublic information through discussions relating to the issuer of the securities.

?

?????????????????????????????? v. ?????? Board Seats

?

DoubleLine Personnel are sometimes asked to sit or act as Board members for an issuer of publicly held securities. As noted under the Outside Business Activities and Affiliations Policy, any such arrangement must be pre-approved and, in connection therewith, the CCO, in accordance with Subsection E below, will make a determination of whether trading restrictions or other controls should be put in place to minimize any conflicts of interest that may result therefrom or prevent the improper use or dissemination of material nonpublic information by the Companies or its employees and as is required to comply with any restrictions imposed by the issuer on its directors. It should be noted that such approval generally will not be granted.

?

In addition, Board members of public issuers may also be exposed to material nonpublic information concerning other publicly held companies that may have dealings with the company on whose board they sit. Personnel sitting on the board of a company who receive material nonpublic information concerning other publicly held companies must immediately contact the CCO and otherwise comply with the requirements of Subsection D below.

?

???????????????????????????? vi. ?????? Creditors? Committees

?

Participants on creditors? committees are often exposed to nonpublic information regarding the debtor company. This exposure may affect the Companies? ability to trade in securities in that company. Accordingly, Personnel should not agree to sit on any creditor?s committee, whether official or informal

(including preliminary meetings that precede creditors? committees), without first contacting the CCO, who will obtain any necessary approvals and make a determination of whether trading restrictions or other controls should be put in place to minimize any conflicts of interest that may result therefrom or any improper use of material nonpublic information by the Companies or its employees and as may otherwise be required of members of the creditor committee.

?

??????????????????????????? vii. ?????? Other Situations

?

1.                   Information Originating within the Companies

?

Material, non-public information may include information originating within the Companies, for example, information regarding open-end or closed-end funds advised by the Advisers, such as information on a fund?s portfolio holdings, net asset value, expected dividend rate, or any other information that could be considered material. DoubleLine Personnel that are contacted by another employee for the purpose of communicating material, nonpublic information as to which the employee was previously unaware must immediately notify the CCO regardless of whether any nonpublic information is communicated and may be required to comply with the requirements of Subsection D below.

?

2.                   Information Originating Outside the Companies

?

All Personnel who come into receipt of material nonpublic information, no matter what the source or circumstances, must immediately contact the CCO and may have to comply with the requirements of Subsection D below.

?

3.                   Expert Networks

?

The Companies occasionally use expert networks as part of its research efforts. A more detailed procedure regarding the use of expert networks is contained within the Advisers? Compliance Manual.

?

4.                   Minimum Holding Period for Closed-End Funds advised or Sub-Advised by DoubleLine

?

DoubleLine Personnel may only invest in a closed-end fund advised or sub-advised by DoubleLine (a ?DoubleLine CEF?) as a long-term investment and any such investment is subject to a minimum six- month holding period. This means DoubleLine Personnel may not sell any number of shares of a DoubleLine CEF within six months of purchasing shares of the DoubleLine CEF, or purchase shares of a DoubleLine CEF within six months of selling shares of the DoubleLine CEF. Any violation of this six-month holding period will require disgorgement of any profits. All transactions in a DoubleLine CEF require preclearance and you may not be able to sell shares of a DoubleLine CEF notwithstanding your compliance with the holding period requirement, including, for example, if a blackout period applies. A blackout period may apply for an extended period and you may not be able to sell shares of a DoubleLine CEF when you wish, if at all.

?

Certain DoubleLine Personnel may be deemed insiders (i.e. officers, directors, and beneficial owners holding more than 10% of a company?s securities) and thus may by subject to additional reporting obligations.? Insiders will be required to file Forms 3, 4, and 5 with the SEC regarding their transactions in shares of a DoubleLine CEF. For additional details, please review the ?Procedures with Respect to Fund Obligations under Section 16 of the Securities Exchange Act of 1934? otherwise known as the Section 16 Policy. DoubleLine Personnel are advised to review carefully the requirements of the Section 16 Policy to ensure that any omission by DoubleLine Personnel to make any such report does not inadvertently cause the Adviser or any of the DoubleLine CEFs to fail to meet applicable reporting requirements.??

?

DoubleLine Personnel shall attest, on an annual basis, that he or she has reviewed and understands (i) his or her filing requirements under the Section 16 Policy, as discussed above (including Forms 3, 4, and 5), and (ii) the Adviser?s policy regarding material, non-public information under the Code.?? ??? ?

D. ??????? Required Steps to Take If You Have Been Exposed to Material Nonpublic Information

?

Personnel who believe they have been exposed to or may possess material nonpublic information should cease any further actions in any way related to such information or any issuer to which it relates and immediately take the following steps:

?

i.????? contact the CCO or Compliance Personnel;

?ii. refrain from discussing the information with, or providing any investment views with respect to any securities to which the information relates to, anyone else within or outside the Companies

?iii. except that you may disclose the information to the General Counsel, the CCO or Compliance Personnel in accordance with your obligations under this Code and you may disclose the information and/or provide your investment view with respect to the relevant securities as expressly permitted by this Code or as may be expressly authorized in writing by the CCO or General Counsel;

?iv. refrain from transactions involving the subject securities or related securities (whether for a personal account or an account of a client) or otherwise attempting to take advantage of the information whether for one?s own benefit, that of the Companies, a client or any other person; and

?

v. ??? comply with any restrictions or controls that are put in place by the Companies in response to such exposure or possession.

?

Personnel who are authorized to possess material nonpublic information in accordance with this Code shall take all appropriate measures to prevent the unauthorized dissemination of that information, including:

?vi. ?????????????????? reviewing such information in a private office; and

?

vii. avoiding the storage of such information on any network drives to which others (other than the CCO, Legal, IT or Compliance Personnel and anyone else cleared to view the exact same information) have permission to access.

?

?????????????????? E. ?????? Responsibilities of the CCO

?

i. ???? Upon Receipt of Notification of Possible Receipt of Material, Nonpublic Information/Imposition of Information Barriers

?

Upon the receipt of any notification with respect to the receipt by Personnel of possible material, nonpublic information, the CCO, in consultation with legal if deemed necessary, shall be responsible for making a determination of whether the information is material and nonpublic and, if so, necessary precautions should be taken, including restricting the Companies? activities in any way or placing an Information Wall around the individual(s) involved. Restrictions on Communication and Information Barriers

?

Individuals subject to information barriers are prohibited from discussing the information that gave rise to the information barrier except:

?

1.  among other individuals who are part of the same walled off group;

?

2.  with the Companies? legal counsel, CCO or such other persons as the CCO shall specifically direct.

?

Individuals subject to information barriers should use care to maintain the information that gave rise to the information barrier in confidence and shall:

?

3.  take reasonable steps, including such steps as are set forth at Subsection D of Section V hereof, to safeguard the protected information;

?

4.  not discuss such matter with anyone except as specifically provided above; and

?

5.  in accordance with Subsection B of Section V hereof, bring to the attention of the CCO any attempt by Personnel to solicit or obtain such information unless they have a legitimate business need or reason.

?ii. ?????????????????? Pre-Sounding

?

The CCO shall be responsible for managing the Companies? participation in any response thereto. (See also the discussion at Section VI. C. 1.)

?iii. ????????????????? Maintenance of Restricted and Watch List

?

The Chief Compliance Officer is responsible for maintaining the Companies? Restricted and Watch Lists. The Chief Compliance Officer may designate others to assist with the maintenance of these lists.

?

The Restricted List generally may be disclosed to DoubleLine Personnel and consists of a list of issuers, e.g.., companies, in which Personnel and their Immediate Family Members are prohibited from trading, absent an exemption from such restriction.

?

The Watch List generally is not disclosed to Personnel and consists of a list of issuers as to which a limited or select group of Personnel may be in possession of material nonpublic material information or other sensitive information. However, the CCO may share the Watch List with certain Personnel as necessary to further the purposes of this Code or for other purposes the CCO deems necessary or appropriate.

?

The Restricted and Watch Lists are maintained separately. The Restricted List will be provided by

Compliance, while the Watch List shall not be accessible by Access Persons except as the CCO may deem necessary to further the purposes of this Code of Ethics or for other purposes the CCO deems necessary or appropriate.

?

The Companies also maintain a list of bank loan borrowers which are not currently issuers of public securities and which Personnel have accessed their private information on services such as, but not limited to, Intralinks, Debt Domain or SyndTrak.? The Companies also maintain a list of private issuers (such as hedge funds or private operating companies) in which Personnel are invested, based on information gathered as part of the procedures outlined in this Code.

?

As a general matter, the CCO shall be responsible for the determination to add or remove an issuer from any of the Restricted List, the Watch List, the list of bank loan borrowers, the list of private issuers or any other lists deemed necessary to comply with these provisions of the Code.

?

In considering whether an issuer should be added or removed from the Restricted or Watch List, the following presumptions shall apply:

?

1.           Issuers that are the subject of an Information Wall or similar controls should be placed on the Companies? Watch List.

?

2.           Issuers as to which Personnel are in possession of material nonpublic information should be placed on the Companies? Watch List, provided that if such information is not restricted to a limited number of Walled Off individuals, the issuer should be placed on the Companies? Restricted List.

?

3.           Issuers for whom Personnel serve as directors or members of official creditors? committee should generally be placed on the Restricted List or, if information walls or other appropriate measures are taken, on the Watch List.

?

?????????????????? F. ??????? Reporting of Insider Trading Activity

?

All DoubleLine Personnel are required to immediately report to the CCO any activity related to a client or client related account or employee or employee related account that appears to be based upon material nonpublic information. Upon receipt of such notice, the CCO shall be responsible for conducting such review with respect thereto as the CCO believes appropriate and, in conjunction with the Companies? senior management, for determining whether the Companies should take any action in response thereto, including reporting such matter to any official, as may be required or appropriate and for documenting such notice, review and determination. The CCO may deem it appropriate, but is not required, to engage outside counsel to investigate or assist with a review of such matters.

?

?

???? References: ???????? Advisers Act Section 204A: Prevention of Misuse of Nonpublic Information

Advisers Act Section 206: Prohibited Transactions by Investment Advisers

Exchange Act, Section 9: Manipulation of Security Prices

Exchange Act, Section 10: Manipulative and Deceptive Devices

?

Exchange Act Rule 10b5-1: Trading on the Basis of Material Nonpublic Information in Insider Trading Cases

?

Exchange Act Rule 14e-3: Transactions in Securities based on Material, Nonpublic Information in the Context of Tender Offers

?

?

?

?

?

?

?

?

?

?

VII. REPORTING OF ACCOUNTS AND TRANSACTIONS INVOLVING SECURITIES AND OTHER FINANCIAL PRODUCTS

?

??????????????? A. ?????? General Statement of Companies? Policy With Respect to Account and Notification

?

All DoubleLine Personnel, other than Disinterested Trustees, are required to notify the Companies promptly, in the manner provided below, upon the opening of any outside account by a DoubleLine Personnel or an Immediate Family Member of a DoubleLine Personnel, each as hereinafter defined, for the purchase, holding or disposition of any financial product, e.g., a security, future, commodity, or any derivative thereon. To the extent you report an account over which neither you nor any other Immediate Family Member has any direct or indirect influence or control over, you may be required to certify in writing that they have no direct or indirect influence or control over such account. See also the section below entitled ?Non-Volitional Transactions? below.

?

DoubleLine Personnel, other than Disinterested Trustees, must report any account that is beneficially owned by (i) them; (ii) their spouse or domestic partner; (iii) any Immediate Family Member (as defined below); and (iv) any account as to which any of the foregoing has discretionary authority or direct influence or control, including any account for which an individual acts as trustee, executor or custodian, but excluding any account for an Adviser?s client to the extent the discretion is exercised on behalf of the Adviser.

?

The term ?Immediate Family Member? shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse or domestic partner, sibling, mother-in-law, father-in-law, son-in law, brother-in law, or sister-in-law, including all adoptive relationships, but only to the extent such family member shares a household with the individual.

?

Personnel who are new to the Companies must promptly notify the Companies within ten (10) business? days of all existing accounts that would otherwise fall within the foregoing notification. All DoubleLine Personnel are also required to notify the Companies promptly upon any change in the account set up information, e.g., a change to the name of the account or the account number, or the closing of such account.

?

Any information required to be submitted to the Companies pursuant to this Section VII may be delivered, at the Companies? option, through authorized and designated compliance systems designed for such purpose.

?

???????????????????????????????? i. ???? Account and Initial Holdings Notification

?

All account and initial holding notifications, including account openings, changes to an account and account closings, must be made in writing or through electronic delivery of the relevant information to designated Code of Ethics Team (?Code Personnel?), and in the case of account openings, shall include the name of the broker, dealer, bank or other party with whom the account was established. Such notification should be provided using the designated compliance system). All initial holding notifications shall be submitted within ten (10) days of a person being designated as an Access Person and being subjected to the requirements of the Code. Information submitted in initial account and holdings reports must be current as of a date no more than forty-five (45) days prior to the date the person becomes an Access Person.

At the time any such notification is made, the brokerage or other firm that is to carry the account also must be notified by DoubleLine Personnel of the need to provide copies of account statements and confirmations to the Companies.?

?

?ii. Right of Companies to Limit Where Accounts May be Carried

?

Notwithstanding anything herein, the Companies reserve the right to limit the firms at which personal securities accounts of DoubleLine Personnel and their Immediate Family Members may be opened and carried, provided that the CCO may grant exceptions to such policy in the case of hardship or for other good cause.? All DoubleLine Personnel and those of their Immediate Family Members must maintain accounts only with broker dealers or other financial institutions on the designated brokers list.? The criterion for broker approval is whether a broker is able to provide electronic feeds to DoubleLine for purposes of monitoring and administration of the Code and the designated compliance system can effectively accommodate the electronic feeds. A list of designated brokers shall be published by the Compliance Department for reference by employees.? Limited exceptions may be granted by the CCO in such cases as may be necessary or prudent on a case by case basis (such as accounts of immediate family members of employees).??

?

New employees must transfer their existing accounts within a specified period of time as determined by the Compliance Department if their account is not held at a broker listed on the designated broker list.? Accounts subject to this Code and previously reported to the Compliance Department as of January 1, 2021 are not subject to the requirement that they be with a designated broker.

?

iii. ???Disclosure and Furnishing of Quarterly Transaction Reports Regarding Financial Products

?

No later than thirty (30) calendar days after the end of each calendar quarter, all Personnel, other than

Disinterested Trustees, must provide designated Code Personnel with the following information with respect to all transactions during such quarter involving a security or financial product, other than ?Excluded Transaction,? as defined below, in which they have any direct or indirect beneficial interest:

?

1.       The date of the transaction, the type of product and, as applicable, the exchange ticker symbol or CUSIP, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each security or financial product involved;

?

2.       The price of the security or financial product at which the transaction was effected;

?

3.       The name of the broker, dealer, bank or other party with or through which the transaction was effected; and

?

4.       The date that the report is submitted.

?

Excluded Transactions

?

For purposes hereof, the term ?Excluded Transaction? means any of the following:

?

1.       A transaction involving an Excluded Product (as defined in Section VII A 7) or a Non-Volitional Transaction

?

2.       A transaction as to which all the information required to be reported is contained in a broker trade confirmation or account statement that has been previously provided hereunder;

?

3.       A transaction pursuant to an ?Automatic Investment Plan,? which, in accordance with Investment Company Act Rule 17j-1(a)(11), means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation and which includes a dividend reinvestment plan.

?iv. ????????????????? Annual Holdings Reports

?

As required by Rule 204A-1 under the Advisers Act, and Rule 17j-1 under the Investment Company Act, not later than 45 days after January 1st, all Personnel, other than Disinterested Trustees, are required to report in a dated writing to the CCO the following information, which must be current as of December 31st:

?

1.       The title, number of shares and principal amount of each security or financial product, other than an Excluded Product, in which the individual has any direct or indirect beneficial ownership;

?

2.       The name of any broker, dealer, bank or other party through whom an account is held for the direct or indirect benefit of the individual.

?

3.       The timing of the submission of these reports is designed to coincide with a quarterly transaction report to alleviate confusion about the submission of reports.

?

??????????????????????????????? v. ????? Reporting Requirements Applicable to Disinterested Trustees

?

While Disinterested Trustees are not subject to the foregoing reporting requirements, they are required to report any transaction, other than a ?Non-Reportable Transaction? (as hereinafter defined), involving a security, other than one that is an Excluded Product, undertaken by the Disinterested Trustee or any DoubleLine Personnel or any Immediate Family Member, if the Disinterested Trustee knew or, in the ordinary course of fulfilling his or her official duties as a Trustee of the Fund, should have known that, during a 15-day period immediately preceding or after the date of the transaction, (i) the Fund purchased or sold such security, or (ii) the Fund or an adviser to the Fund was considering the purchase or sale of such security (such transaction a ?Covered Transaction?).

?

1.       Reporting Requirements

?

Any Disinterested Trustee that is required to report a Covered Transaction shall, no later than thirty (30) calendar days after the end of the calendar quarter in which such transaction occurred, file such report containing such information with respect to such transaction and any account in which the transacted securities were held with the Funds? CCO.

?

2.       Definition of Non-Reportable Transaction

?

For purposes hereof, the term ?Non-Reportable Transaction? means any transaction taken as part of an Automatic Investment Plan or a Non-Volitional Transaction.

?vi. ????????????????? Other Reports or Information

?

Notwithstanding the foregoing, all Personnel may be required to provide such additional information regarding any holdings of, or transactions in, financial products at such times and in such manner as designated Code Personnel may request.

?

??????????????????????????????? vii. ??? Excluded Products

?

For purposes hereof, the term ?Excluded Products? means the following:

?

1.       Direct obligations of the federal government of the United States (Note for clarification: this does not include obligations of any state, including obligations of any municipality or state agency).

?

2.       Bankers? acceptances, bank certificates of deposit, commercial paper and high-quality short-term debt instruments, including repurchase agreements.

?

3.       Shares issued by money market funds.

4.       Shares in open-end investment companies (mutual funds) (Note: this does not include open-end investment companies that are advised or sub-advised by DoubleLine or any affiliate).

?

5.       Shares issued by unit investment trusts that are invested exclusively in one or more mutual funds not advised by DoubleLine or any affiliate. (Mutual funds and ETFs advised or sub-advised by DoubleLine or any affiliate are ?Reportable Funds?.)

?

6.       Purchases or sales of physical currencies and physical commodities.

?

7.       Investments in 529 plans not managed, distributed, marketed or underwritten by a DoubleLine or any of its affiliates.5

?

8.       Direct purchases or sales of cryptocurrencies.

?viii. Non-Volitional Transactions

?

For purposes hereof, the term ?Non-Volitional Transaction? means any transaction effected in an account over which neither the applicable Personnel nor any of the Personnel?s relevant Immediate Family Members have any direct or indirect influence or control, including transactions such as demutualization, stock splits, stock from mergers or spin-offs, automatic tender offers or stock dividends.

?

References: ???????????????? Advisers Act Rule 204A-1(a) (3): Investment Adviser Codes of Ethics (review of securities transactions and holdings)

Advisers Act Rule 204A-1(b): Investment Adviser Codes of Ethics (reporting requirements)

Advisers Act Rule 204-2(a)(13)(1): Books and Records to be Maintained by Investment Advisers (record of report with respect to securities transactions)

Advisers Act Rule 204-2(e): Books and Records to be Maintained by

Investment Advisers (holding period for certain records)

Investment Company Act Rule 17j-1(d): Personal Investment Activities of

Investment Company Personnel (Reporting Requirements of Access Persons)

?

?

5 See SEC no-action letter, WilmerHale, July 28, 2010.

Investment Company Act Rule 17j-1(e): Personal Investment Activities of Investment

Company Personnel (Preapproval of Investments in IPOs and Limited Offerings)

Investment Company Act Rule 17j-1(f): Personal Investment Activities of Investment Company Personnel (Recordkeeping Requirements)

?

?????????????????????????????????????????????????????????????????? VIII. ?? INVESTMENT ACTIVITIES

?

?????????????????? A. ?????? Overview

?

The Companies impose a number of restrictions on trading and investment activities by DoubleLine

Personnel, other than Disinterested Trustees. These restrictions are designed to assist the Companies in complying with applicable legal and regulatory requirements; to help avoid conflicts of interest, including apparent conflicts; and, ultimately, to protect the Companies? reputation.

?

?????????????????? B. ?????? Provisions of General Applicability

?

??????????????????????????????? i. ????? Prohibition on Doing Indirectly What Cannot Be Done Directly

?

DoubleLine Personnel are expected to comply with both the letter and the spirit of the restrictions and prohibitions set forth in this Code. Accordingly, to the extent any transaction would put an individual in an economic position that would be substantially equivalent to a prohibited or restricted transaction, such transaction is similarly prohibited or restricted. By way of illustration, where a long position in an underlying equity would be prohibited, it would be prohibited for an individual to establish a derivative or synthetic position that achieves similar economics.

?ii. ????????????????? When in Doubt

?

When in doubt as to the applicability of these restrictions and prohibitions to any transaction, Personnel should either refrain from entering into the transaction or discuss the matter with their supervisor or Code Personnel.

?iii. ??????????????? Unwinding Transactions?

?

As all or part of a sanction imposed, the Companies may require that Personnel break or unwind any transaction entered by any Personnel in violation of these provisions. In such case, the Companies shall not have any obligation to reimburse the individual for any loss suffered as a result thereof and any realized profits shall be disgorged and provided to a charitable organization chosen by the Companies.

?iv. ???????????????? Hardship

?

The CCO may grant exceptions to certain restrictions or prohibitions set forth herein in the case of hardship or for other good cause, provided that any such exemption shall be documented and otherwise in compliance with any applicable legal requirements.

?

?

?????????????????????????????? v. ?????? Trade Request Submission Requirements and Timing Expectations

?

Personnel should understand that the Approving Officers will be under no obligation to respond to any request for approval within any stated time and once any such matter is considered may withhold approval for any reason or for no reason at all and, in any event, may withhold approval where it is determined that any such transaction may be legally uncertain, may give the appearance of a conflict of interest, or may expose the Companies to reputational risk, risk of regulatory inquiry or other harm, no matter how remote. ?

?

All personal trades must be submitted through the designated compliance system. Certain transactions may require additional documentation at the discretion of the Approving Officers.

?

Should any person use email to make a personal trade request, such person is presumed to be making all the representations that are present on the forms available in the designated compliance system. The use of email to make such requests should be restricted to situations such as when the requestor is out of office or the use of the prescribed form is otherwise impractical and such procedure should be the exception to the general procedure of requesting preapproval through the designated compliance system.

?

NOTE: Post-approval is not permitted. Any trade completed before pre-approval is obtained or after the approval window has terminated may be broken or unwound as provided at Section VIII. B. 3 and may result in disciplinary action.

?

?????????????????? C. ?????? Prohibitions and Pre-Approval Requirements of General Applicability

?

??????????????????????????????? i. ????? Prohibited Transactions

?

Nonpublic Information. All DoubleLine Personnel are strictly prohibited from trading or participating in any investment activity, including without limitation the making of any recommendation, whether on their own behalf or on behalf of a shareholder or client of the Companies or other third party, based on material nonpublic information or nonpublic client information, including client securities information.

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Manipulative Conduct. Personnel are strictly prohibited from engaging in any trading or investment activity that constitutes manipulative conduct. This would include trades that do not have a bona fide purpose, e.g., that are done to influence market price or convey a false appearance of price movement or volume.

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Fraud. Personnel are strictly prohibited from participating in any investment activity that is known to any such individual to involve fraudulent activities such as forgery, non-disclosure or misstatement of material facts or the taking of any action that is meant to conceal or misrepresent the facts of a matter. This would include, for example, knowingly backdating a document or recording a trade as occurring at an incorrect time.

?

Restricted List. Absent an exception specifically granted by the CCO, Personnel are prohibited from trading or participating in any investment activity in any security on the Companies? Restricted List.

?

Uncovered Short Trade. Personnel are prohibited from entering into an uncovered short trade.

?

Uncovered Option. Personnel are prohibited from writing an uncovered option.

?

?

?????????????????????????????? ii. ????? Transactions Requiring Additional Documentation to obtain Pre-Approval

?

All DoubleLine Personnel are prohibited from engaging in any Restricted Transaction (as defined below) without first obtaining prior approval by the CCO or the CCO?s designees (collectively, the ?Approving Officers?).

?

For purposes hereof, a Restricted Transaction shall mean:

?

1.       acquiring ownership, directly or indirectly, in any security issued in an initial public offering or a limited offering or private placement (each as defined below), including any interest in a hedge fund.

?

For purposes of the foregoing, the term ?initial public offering? shall mean an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration was not subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934.

?

2.       transfers of interest in private placements sponsored by the Companies, other than transfers for estate planning purposes or that are court-mandated.

?

For purposes of the foregoing, the terms ?limited offering? or ?private placement? shall each mean an offering of securities that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), which provides an exemption for transactions by an issuer not involving any public offering, or Section 4(6), which involve offers or sales by an issuer solely to one or more accredited investors, or pursuant to Rule 504, Rule 505, or Rule 506 of Regulation D, which allow offerings for a limited dollar amount and/or to a limited number of investors, or any other applicable exemption from registration under the Securities Act of 1933.

?

3.       Transactions involving any closed end fund advised or sub advised by DoubleLine must be pre-approved without exception. It may prove necessary for the Code of Ethics Committee to discuss such requests and reach agreement as to whether that transaction can be approved considering the circumstances.

?

Closed end funds not managed by DoubleLine require preapproval as described below under ?Transactions requiring pre-approval?.

?

Requests for approval of all Restricted Transactions must be submitted directly to the CCO. When considering approval of any request, the Approving Officers will take into consideration whether the investment opportunity is one that should have been reserved for an Adviser?s clients and whether the opportunity is being offered by virtue of the individual?s position with an Adviser.

??

References: ???? Advisers Act Section 204A: Prevention of Misuse of Nonpublic Information Advisers Act Section 206: Prohibited Transactions by Investment Advisers

Advisers Act Rule 204A-1(c): Investment Adviser Codes of Ethics (pre- approval of certain investments)

Advisers Act Rule 204-2(a)(13)(iii): Books and Records to be Maintained by Investment Advisers (record of decision regarding certain securities acquisitions)

Investment Company Act Rule 17j-1(e): Personal Investment Activities of Investment Company Personnel (Pre-Approval of Investments in IPOs and Limited Offerings)

?

???????????????????????????? iii. ????? Transactions Requiring Pre-approval

?

Before you execute a personal trade, the trade may need to be pre-approved (i.e., pre-cleared) to ensure that there is no conflict with the Companies? current trading activities on behalf of its clients (including the Funds). All trades in any security must be precleared, except as provided below.

?

????????????????????????????????? 1. ??????? Pre-Approval is required for the following types of transactions:

?

?       Any Security (unless excluded below): You must preclear trades in any security, which means any bond, stock, debenture, certificate of interest or participation in any profit-sharing venture, warrant, right and generally anything that meets the definition of ?security? under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. Except for money market instruments and G- 7 government direct obligations, all fixed income securities must be precleared.

?

?       Common Stocks: You are required to preclear all stocks (any equity security). Restrictions also apply to investments in private placements (including private funds) or initial public offerings (see discussion below).

?

?       Derivatives: Trades in any financial instrument related to a security or commodity interest that is required to be pre-cleared, including options on securities, futures contracts, single stock futures, options on futures contracts and any other derivative must be precleared.

?

?       ETFs: You are required to preclear all trades in any ETF.

?

?       Shares in any Closed-end Fund or REIT: Preclearance is required if you purchase or sell shares of any closed-end funds and/or REITs, including any advised or sub-advised by the Companies.

?

?       Systematic Investment Plans: Preclearance is required when executing an initial instruction for any purchases or sales that are made pursuant to a systematic investment or withdrawal plan involving a security that requires preclearance. A systematic investment or withdrawal plan is one pursuant to which a prescribed purchase or sale will be automatically made on a regular, predetermined basis without affirmative action by the Access Person. As such, only the initial investment instruction (and any subsequent changes to the instruction) requires preclearance.

?

?       Private Placement Securities: All DoubleLine Personnel must preclear any trades in private placement securities (i.e., any offering, in fixed income or otherwise, that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or 4(6) or pursuant to rule 504, rule 505, or rule 506 under the Securities Act of 1933). This requirement includes all private investment partnerships or funds such as hedge funds and private real estate holding partnerships.

?

?       Initial Public Offerings: DoubleLine Personnel may only participate after obtaining preclearance from the CCO or his designee. As a general matter, you should expect that most preclearance requests involving initial public offerings will be denied.

?

?       Commercial Real Estate: Transactions that involve the purchase or sale of commercial real estate must be pre-approved by the CCO, regardless of whether such transaction is effected through an entity controlled by the Access Person or in such Access Person?s individual capacity.

?

?       Shares of Preferred Stock: All transactions in shares of preferred stock must be pre-cleared.

?

????????????????????????????????? 2. ???????? De minimis transactions

?

Any personal trades of any equity security that, in the aggregate, do not exceed 5,000 shares in a rolling 30-day period or $35,000 total market value, per issuer with a market capitalization of ?$10 billion or greater, will be processed as a de minimis transaction.

?

PLEASE NOTE: Even if a personal trade qualifies as a de minimis transaction, it still must be reported to the Compliance Department reasonably in advance of being placed.

?

De minimis transactions may not be used for:

?

?       Any bond (debt security) trade (except trades in direct obligations of the federal government of the United States or municipal bonds);

?

?       Any security issued by a client;

?

?       Any initial public offering;

?

?       Any private placement;

?

?       Any closed end funds managed by the Companies ? either as adviser or sub- adviser;

?

De minimis transactions may not be used to avoid compliance with other aspects of this Code.

?iv. ???????????????? Pre-approval is not required for the following types of transactions:

?

1.       Government Securities: Trades in any direct obligations of the U.S. Government or any G7 government are not required to be precleared. This does not include obligations of any state, including obligations of any municipality or state agency.

?

2.       High Quality Short-term Debt Instruments: High quality short term debt instruments including bankers? acceptances, bank certificates of deposit, commercial paper, variable-rate demand notes, repurchase agreements and other high quality short- term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody?s) are not required to be precleared.

?

3.       Money Market Funds: Trades in any investment company or fund that is a money market fund are not required to be precleared.

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4.       Open-End Mutual Funds (other than ETFs): Subject to applicable blackout periods, trades in open-end mutual funds,? including open-end mutual funds advised or sub- advised by the Companies. Note: Trades in the Companies? open-ended mutual funds advised or sub-advised by the Companies are not required to be pre- cleared but are required to be reported if you hold them in your investment accounts, and from time to time may be subject to blackout period or holding period requirements.

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5.       Transactions in Retirement Accounts and Deferred Compensation Plans: Purchases or sales of investment companies or funds in the Companies? 401(k) participant account or Deferred Compensation Plans (including open-end mutual funds advised or sub-advised by the Companies) are not required to be precleared.

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6.       Systematic Investment Plans: Any purchases or sales that are made pursuant to a systematic investment or withdrawal plan that has previously been approved by a Compliance Officer. A systematic investment plan is any plan where a sale or purchase will be automatically made on a regular, predetermined basis without your authorization for each transaction. The first instruction must be precleared, but each subsequent purchase is not required to be precleared unless changes are made to the terms of the standing order.

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7.       Certain Corporate Actions: Any acquisition of securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin- offs, exercise of rights or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities is not required to be precleared.

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8.       529 College Savings Plans: Any transaction in units of a college savings plan established under Section 529 of the Internal Revenue Code.

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9.       Direct purchases or sales of cryptocurrencies: Any direct transactions in cryptocurrency are not required to be precleared. However, ETFs or Unit Trusts that hold cryptocurrencies, Derivatives on cryptocurrencies, or any other investment vehicles relating to cryptocurrencies are subject to the pre-clearance and reporting requirements.

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10.   Miscellaneous: Any transaction in any other securities as the CCO may designate on the grounds that the risk of abuse is minimal or non-existent.

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If you place a Good-until-Canceled (?GTC?) or Limit Order and the order is not fully executed or filled by the end of the second business day after pre-clearance is received, you must repeat the preclearance process.

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DoubleLine Personnel that are registered representatives of a broker dealer also must request written pre- approval from that broker dealer before engaging in private securities transactions or transacting in initial public offerings.

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?????????????????????????????? v. ?????? Additional Restrictions

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1. ?????? Holdings Periods for Securities in Personal Accounts for all DoubleLine Personnel and Immediate Family Members

?       After making a purchase, you generally must hold that security for at least 60 calendar days unless specifically exempted below.

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?       Holding periods apply for all securities except transactions in money market funds, government/sovereign securities issued by G-7 countries, high quality short-term debt instruments, and open-end mutual funds (except as described in the next bullet).

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?       For the avoidance of doubt, the 60-day holding period applies for all mutual funds, investment companies, unit trusts, REITs, or other commingled vehicles for which the Companies serve as adviser or sub-adviser.

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?       This limitation applies to any purchases or sales in your individual retirement account, deferred compensation plan, or any similar retirement plan or investment account for you or your immediate family. There is no holding period for purchases or sales done through a systematic investment or withdrawal plan. [17]

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2. ? Blackout Periods for all DoubleLine Personnel ? ??????????? Seven Day Blackout period for all DoubleLine Personnel:

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? You may not purchase or sell a security if the Companies purchase or sell securities of the same issuer on behalf of a client within seven calendar days before or after the date of your purchase or sale.

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?????????????????? D. ?????? Additional Restrictions Applicable to Access Persons

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??????????????????????????????? i. ????? Transactions with a Heightened Approval Requirement

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To avoid potential conflict situations and the appearance of a conflict, Access Persons shall not enter into any transactions that they have reason to believe could be a contrary transaction or a trading ahead transaction, each as described below, unless the particular transaction has been pre-approved by Approving Officers. The applicable Approving Officers shall only approve such a transaction where they (i) have documented their awareness of such facts as would allow the specific transaction to be characterized as a contrary transaction or a trading ahead transaction and (ii) have a reasonable belief that the transaction will not adversely impact the client?s position or strategy. In making such determination, the Approving Officers shall consider such factors, such as the size of the transaction or the liquidity of the market for such product, as they reasonably believe are relevant to such determination.

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Contrary Transaction. A contrary transaction is one that that reflects a view that is contrary to:

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1.         any currently contemplated, but unexecuted, client transaction or current recommendation made to a client or other transaction under active consideration, but only to the extent the individual is aware of such contemplated transaction or recommendation;

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2.         any trade made on behalf of a client by such individual or by the Companies during the previous fifteen (15) days, but only to the extent the individual is aware of such trade; and

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3.         any current position known by the individual to be held by a client as a result of either or both Companies? recommendation or decision.

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For purposes of the foregoing, any strategy or research shall be considered to be a recommendation that has been made to a shareholder or client to the extent it has been made known to the applicable shareholder or client, is being prepared for the benefit of such shareholder or client, or is being used in connection with the exercise by the Companies of trading discretion on behalf of such shareholder or client.

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Trading Ahead Transaction A ?trading ahead transaction? is one that seeks to take advantage of market movements that are likely to result from an impending trade, e.g., an increase in price as a result of the purchase of a large position, or the execution of contemplated strategy or research.

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?????????????????????????????? ii. ?????? Round Trip Transactions within a 60 Day Window

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Relating to the buyback of a previously sold security, Access Persons are required to wait 60 days after the sale of a security before purchasing the same security. Any such purchase is subject to the 60 day minimum holding period as described above. The round trip waiting period does not apply to Excluded Products (as defined in section VII A 7).? ***********************************************************************

THE FOLLOWING SUMMARY OF PERSONAL SECURITIES TRADING REQUIREMENTS IS

PROVIDED TO ASSIST THE READER. IT IS NOT A SUBSTITUTE FOR THE DETAILED

DISCUSSION WITHIN THIS CODE OF ETHICS OF THE PERSONAL SECURITIES TRADING

REQUIREMENTS. THE INTERPRETATION OF THE CODE OF ETHICS BY THE CAPITAL CCO SHALL SERVE AS THE FINAL ARBITRATION OF THE CODE OF ETHICS PERSONAL TRADING REQUIREMENTS.

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Security Type:	Pre-Clearance Required:
Stocks/Equity Securities	Yes
Exchange Traded Funds (ETFs)	Yes
Bonds (excluding US Treasuries)	Yes
Financial Derivatives (i.e., options and Futures Contracts)	Yes
Closed End Funds (including those advised or sub-advised by DoubleLine)	Yes
De Minimis Transactions?	Yes
Private Placements (including Private Funds)	Yes
Indirect investments in cryptocurrencies (i.e., ETFs or Unit Trusts that hold cryptocurrencies, Derivatives on cryptocurrencies or any other investment vehicle relating to cryptocurrencies)	? Yes
Initial Public Offerings (IPO)	Yes
Contrary Transactions	Yes
Trading Ahead Transactions	Yes
Open End Mutual Funds (including those advised or sub-advised by DoubleLine)	No
Excluded Products	No
Direct investments in cryptocurrencies	No
Non-volitional transactions (i.e., corporate actions)	No
Automated Investment Plans (i.e., systematic investment plan; dividend reinvestment)	No
401(k) Transactions on an automated payroll or rebalancing program	No
Assignment of options or exercise of an option at expiration	No

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IX. ANNUAL REVIEW BY TRUSTEES

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No less frequently than annually, the Chief of Compliance and other senior management shall furnish a written report to the Trustees, which shall:

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?       describe any issues arising under the Code of Ethics or ?material compliance matter,? as such term is defined at Rule 38a-1(e)(2) of the Investment Company Act, not previously reported to the Trustees, including any information regarding sanctions and remedial actions taken in response thereto;

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?       certify that the CCO has reviewed the Code and the compliance and supervisory policies and procedures of the Companies and has found that they are reasonably designed to prevent violations of the Federal Securities Laws and of the Code itself.

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The CCO shall provide reports similar to those described above (and elsewhere in the Code) to the boards of trustees (or directors) of other registered investment companies for which an Adviser serves as an adviser or subadviser.

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Driehaus Capital Management LLC? Driehaus Mutual Funds? ?Driehaus Capital Management (USVI) LLC? ?

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CODE OF ETHICS AND BUSINESS CONDUCT? ?

Statement of General Policy and Business Principles? ?

This Code of Ethics and Business Conduct (?Code?) has been adopted under Rule 17j-1? of the Investment Company Act of 1940 (?Rule 17j-1?) and Rule 204A-1 of the Investment? Advisers Act of 1940 (?Rule 204A-1?).? Rule 17j-1 is applicable because Driehaus Capital? Management LLC (the ?Adviser?) is the investment adviser to the Driehaus Mutual Funds? (each a ?Fund? and collectively the ?Funds?), a registered investment company.? The Code? also applies to any registered investment company for which the Adviser may serve as? an investment adviser or subadviser.? The Code covers all Employees of the Adviser and? Driehaus Capital Management (USVI) LLC (collectively the ?Firm,? ?we? or ?us?); the? Funds? Disinterested Trustees and Advisory Board

Members; and others as may be? designated from time to time by the Firm (each such individual an ?Access Person? and? collectively ?Access Persons?).[18]? Our Employees are also subject to the Firm?s policies? and procedures, including the compliance manuals and employee handbooks that are? readily accessible on our Firm?s intranet, which may impose additional restrictions on their? conduct, including personal securities transactions.? ?

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The Code is specifically and reasonably designed for how we conduct our activities and? addresses the particular types of conflicts of interest that we may encounter.? A long- standing core business principle of our Firm is our commitment to maintaining the highest? legal and ethical standards in the conduct of our business and a fiduciary duty at all times? to place the interest of Clients first.? We have built our reputation for excellence on Client? trust and confidence in our professional abilities and integrity.? The Code seeks to prevent? Employee misuse of material non-public information regarding current and prospective? investments we make for our Clients, investment research we perform for our Clients and? actual and proposed trading on behalf of our Clients.? Together with this Code, we have? adopted and implemented various internal policies and procedures to detect and prevent? the misuse of material non-public information.? Compliance with this Code as well as? additional policies and procedures is monitored and enforced by our legal and compliance? professionals, who are supported by our strong ?culture of compliance.? Failure to comply? with? this? Code? of? Ethics? may? result? in? disciplinary? action,? including? termination? of? employment.? ?

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Integral? to? our? investment? management? process? is? ?real? time?? internal? sharing? of? information by the Adviser?s portfolio managers and? research analysts (?Investment? Personnel?).??? Investment? Personnel? are? required? to? systematically? enter? research? information about equity securities held by or under consideration for purchase or sale for? ?

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a Client, in our Internal Research Notes database (?IRN?) before placing any orders in our? Order Management System (?OMS?) for execution. The data in the IRN is accessible to,? among? others,? Employees? and? Investment? Personnel? responsible? for? the? Firm?s? investment and trading activities on behalf of our Clients.? Investment Personnel are not? required to use the IRN for bonds, options and swaps, as they cannot be entered into this? system.? However, information sharing occurs on a regular and continuous basis among? the portfolio management teams. The Adviser believes that even though research only? for long-only equity securities is entered into the IRN, no strategy is disadvantaged? because of the marked differences between the strategies that utilize bonds, options and? swaps and equity-only strategy portfolio holdings. Transactions are monitored by the? Compliance Department for potential conflicts of interest with Clients and the results of? such monitoring are reported to the Ethics Committee.? ?

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We? believe?? that? these?? information?? sharing?? and?? trading? procedures,?? along?? with? comprehensive? Employee? education? and? training,? personal? securities? transaction? reporting, compliance monitoring and the imposition of sanctions, where appropriate,? work collectively to ensure that as fiduciaries we and all Access Persons do not place our? interests above our Clients? interests and comply with the applicable Federal securities? laws, rules and regulations.??? ?

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Any questions regarding the Code?s operation should be directed to the Firm?s Chief? Compliance Officer (?CCO?). Throughout the Code, there are also specific references to? the assistance that the CCO can provide to Access Persons.? The CCO shall act in? accordance with the Firm?s policies and procedures, the Code, guidance from the Ethics? Committee and in consultation with counsel.? ?

??????????????????? 1.? ?????? DEFINITIONS OF TERMS USED? ?

(a)                 ?Access Person? means (i) any Fund Trustee, Fund officer, Advisory Board? ?Member or Employee of the Fund or the Firm; and (ii) any natural person? who is employed by an entity which controls, is controlled by or is under? common control with the Fund or the Firm who obtains or has access to? information concerning the purchase or sale of Covered Securities or those? under consideration for purchase or sale or current holdings of the Fund? or a Client.? ?

(b)                 ?Acknowledgment? means the initial and annual written certification by? ?each Access Person of receipt and compliance with the Code.??? ?

(c)                 ?Adviser? means Driehaus Capital Management LLC.? ?

(d)                 ?Advisory Board Member? means any individual serving as a member of? ?an Advisory Board appointed by the Board of Trustees of the Fund.?? ?

(e)                 ?Automatic Investment Plan? means a program in which regular periodic? ?purchases (or withdrawals) are made automatically in (or from) investment? ?

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accounts in accordance with a predetermined schedule and allocation.? An? Automatic Investment Plan includes a dividend reinvestment plan.? ?

(f)                  ?Beneficial Interest? shall be interpreted in the same manner as it would? be? in?

determining? whether? a? person? is? subject? to? the? provisions? of? Section 16 of the Securities Exchange Act of 1934 (the ?Exchange Act?)? and rules thereunder, which includes any interest in which a person,? directly or indirectly, has or shares a direct or indirect pecuniary interest.?? A pecuniary interest is the opportunity, directly or indirectly, to profit or? share in any profit derived from any transaction.? Each Access Person will? be assumed to have a pecuniary interest, and therefore, beneficial interest? or ownership, in all securities held by the Access Person, the Access? Person?s spouse or domestic partner, all minor children, all dependent? adult children and adults sharing the same household with the Access? Person (other than mere roommates) and in all accounts subject to their? direct or indirect influence or control and/or through which they obtain the? substantial equivalent of ownership, such as trusts in which they are a? trustee or beneficiary, partnerships in which they are the general partner,? except where the amount invested by the general partner is limited to an? amount reasonably necessary in order to maintain the status as a general? partner, corporations in which they are a controlling shareholder, except? any investment company, mutual fund trust or similar entity registered? under applicable U.S. or foreign law, or any other similar arrangement.?? Any questions an Access Person may have about whether an interest in a? security or an account constitutes beneficial interest or ownership should? be directed to the Firm?s CCO.? ?

(g)                 ?Client? means an advisory client of the Adviser, including the Fund and a? ?Sub-Advised Fund.??? ?

(h)                 ?Covered Security? shall have the meaning set forth in Section 2(a)(36) of? ?the Investment Company Act of 1940 (the ?Company Act?) and Section? 202(a)(18) of the Investment Advisers Act of 1940 (the ?Advisers Act?),?? including stocks, warrants, units and other stock rights, options, equity- based

?????????????????????????????????????????????????????? ????????????????? futures? ????? contracts,? ?????? initial? ??? coin? ???? offerings? ????? and? ????? all?

crypotcurrencies/cryptoassets? other? than? Bitcoin? and? Ether,? corporate? bonds, convertible bonds, corporate preferred stock and other corporate? debt instruments, and includes any right to acquire such security, such as? puts, calls, other options or rights in such securities, and securities-based? futures? contracts,? except? that? it? shall? not? include? shares? issued? by? registered open-end investment companies, direct obligations of the U.S.? Government,? bankers?? acceptances,? bank? certificates? of? deposit? or? commercial paper and high quality short-term debt instruments, including? repurchase agreements, Bitcoin and Ether.? ?

(i)                   ?Disinterested? Trustee?? means? any? trustee? of? a? Fund? who? is? not? an? interested person of the Firm, is not an officer of the Fund and is not? ?

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otherwise an ?interested person? of the Fund as defined in the Company? Act.? ?

(j)                   ?Driehaus? Mutual? Funds?? means? any? investment? company? for? which? ?Driehaus Capital Management acts and investment adviser.? ?

(k)                 ?Employee? means any person employed by the Firm, whether on a full or? ?part-time basis, all officers, shareholders and directors of the Firm and any? natural person who is employed by an entity which controls, is controlled? by or is under common control with the Fund or the Firm who obtains or? has access to information concerning the purchase or sale of Covered? Securities or those under consideration for purchase or sale or current? holdings of the Fund or a Client.? ?

(l)                   The ?Ethics Committee? shall consist of at least three but no more than five? members who shall be Employees.? One of the members shall be the? Firm?s General Counsel.? The Ethics Committee shall be comprised of? Employees? with? sufficient?? experience?? and? knowledge?? of? the? legal? obligations and regulatory responsibilities of the Fund and the Firm.? The? Ethics Committee shall promptly advise the Fund?s Board of Trustees of? any appointment or resignation by a member of the Ethics Committee.? The? Ethics Committee as a whole and each member shall act in accordance? with Section 11 below.???? ?

(m)               ?Federal Securities Laws? has the same meaning as that term is defined? in Rule 204A-1(e)(4) under the Advisers Act, and includes the Securities? Act of 1933 (?Securities Act?), the Exchange Act, the Company Act, the? Advisers Act, Title V of the Gramm-Leach-Bliley Act, any rules adopted by? the U.S. Securities and Exchange Commission (the ?SEC?) under any of? these statutes, the Bank Secrecy Act as it applies to funds and investment? advisers, and any? rules? adopted? thereunder? by? the SEC or? the? U.S.? Department of the Treasury.? ?

(n)                 ?Fund? means Driehaus Mutual Funds.? ?

(o)                 ?IRN? is the Adviser?s Internal Research Notes database, a proprietary? ?software? application? that? Employees? of? the? Adviser?s? Investment? Management and Research Department are required to use to enter,? update, make available and maintain research information about equity? securities held by or under consideration for purchase or sale for a Client,.?? The IRN data is available to Employees, including those with responsibility? for? investment? management? and? research,? trading,? and? legal? and? regulatory compliance.?? ?

(p)                 ?Limited Offering? includes private placements and means an offering that? is exempt from registration under Section 4(2) or Section 4(6) under the? ?

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Securities Act or pursuant to Rule 504, Rule 505, or Rule 506 under the? Securities Act.? ?

(q)                 ?Managed? Account?? means? an? account? where? full? discretion? for? all? investment decisions has been given to a financial advisor not affiliated? with the Adviser, the Access Person does not have direct or indirect? influence? or? control? over? investment decisions made? for? the? account,? including the ability to suggest purchases or sales, or consult as to the? particular allocation of investments to be made in the account.? ?

(r)                  ?Initial Public Offering? means an offering of securities registered under the? Securities Act, the issuer of which, immediately before the registration, was? not required to file reports under Sections 13 or 15(d) of the Exchange Act.? ?

(s)                  ?Permitted Investments? includes open-end and closed-end funds, ETFs,? ETNs and ETCs, municipal bonds, foreign currency, U.S. Government and? government agency securities, as well as index, commodity and currency? based futures contracts, bankers? acceptances, bank certificates of deposit? or? commercial? paper? and? high? quality? short-term? debt? instruments? including? repurchase agreements, Bitcoin? and? Ether and? non-fungible? tokens representing digital nonfractionalized ownership of an existing? asset such as real estate, entertainment or art.? ?

(t)                   ?Personal Benefit? includes any intended benefit for oneself or any other? individual, company, group or organization of any kind whatsoever except? a benefit for a Client or any entity that adopts this Code.? ?

(u)                 ?My? Compliance? Office?? (?MCO?)? (formerly? ?Schwab? Compliance? Technologies?? or? ?SchwabCT?)? is? the? Firm?s? vended?? web-based? compliance? and? personal? trading? system,? which? is? primarily? used? for? tracking Employees? holdings, securities transactions, gifts and political? contributions.? ?

(v)                 ?Sub-Advised Fund? means a Client fund sub-advised by the Adviser that? ?is an investment company registered under the Company Act.? ?

??????????????????? 2.? ????? STANDARDS OF BUSINESS CONDUCT AND COMPLIANCE WITH LAWS? ?

Access Persons are required at all times to comply with the Federal Securities? Laws? as ?applicable? in? conducting? the? business? of? the? Firm? or? the? Fund.?? Accordingly, a violation of the Federal Securities Laws will be a violation of this? Code? and? may? subject? an? Access? Person? to? sanctions? or? other? appropriate? remedial action under the Code.? ?

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In addition, as a SEC registered investment adviser subject to the Advisers Act,? the Adviser has fiduciary obligations to its Clients.? Further, the Code requires that? the conduct of Access Persons comply with the fundamental principles of integrity,? honesty and trust.??? ?

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The Code is designed to ensure that Access Persons understand and comply with? their fiduciary obligations and to protect Clients by deterring misconduct.? The? Code also educates Access Persons about the expectations of the Firm and the? Fund regarding their behavior and the Federal Securities Laws that govern their? conduct, as applicable.?? ?

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The Code and related policies and procedures contain provisions reasonably? necessary to prevent Access Persons from engaging in acts in violation of the? Code.? Access Persons are required to report any violations of the Code to the? CCO.? The CCO is primarily responsible for monitoring compliance with the Code? and reporting material violations of the Code to the Ethics Committee to ensure? the Code?s enforcement.??? ?

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??????????????????? 3.? ?????? TRANSACTIONS WITH A FUND? ?

No Access Person shall sell to, or purchase from, a Fund any security or other? ?

property (except merchandise in the ordinary course of business), in which such? Access Person has or would acquire a Beneficial Interest, unless such purchase? or sale involves shares of that Fund.? ?

??????????????????? 4.? ????? DISCLOSURE OF INFORMATION? ?

No Access Person shall discuss with or otherwise inform others of any security? ?

held or to be acquired by a Client except in the performance of employment duties? or in an official capacity and then only for the benefit of the Client, and in no event? for Personal Benefit or for the benefit of others.? ?

No Access Person shall release information to dealers or brokers or others (except? to those concerned with the execution and settlement of a transaction) as to any? changes in a Client?s investments, proposed or in process, except (i) upon the? completion of such changes, or (ii) when the disclosure results from the publication? of a prospectus or pursuant to the Funds? or any Sub-Advised Funds? Selective? Disclosure of Fund Holdings Policy or (iii) in conjunction with a regular report to? shareholders? or? to? any? governmental? authority? resulting? in? such? information? becoming? public? knowledge,? or? (iv)? in? connection? with? any? report? to? which? shareholders are entitled by reason of provisions of the declaration of trust, by- laws,? rules? and? regulations,? contracts? or? similar? documents? governing? the? operations of the Client.? ?

??????????????????? 5.? ???? PREFERENTIAL TREATMENT, GIFTS AND BUSINESS ENTERTAINMENT ??

As fiduciaries to the Firm?s Clients (including the Fund and Sub-Advised Funds),? ?Employees must always place the Firm?s Clients? interests first and Employees are? prohibited? from? allowing? gifts? or? entertainment? opportunities? to? influence? the? actions they take on behalf of the Firm?s Clients.? Employees are prohibited from? soliciting, seeking, or accepting favors, preferential treatment, gifts, entertainment? ?

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opportunities, charitable or political contributions for themselves, on behalf of? Clients, prospects, or others, or from receiving any other Personal Benefit arising? from their association with the Firm or a Client.??? ?

Gifts and Business Entertainment from Broker-Dealers.? Employees are prohibited? from accepting from any source, including broker-dealers, any compensation,? including gifts or entertainment, for the purchase or sale of any property, including? securities and other portfolio holdings, to or for the Fund or a Sub-Advised Fund.?? This includes compensation, including gifts or entertainment, from companies in? which the Fund or a Sub-Advised Fund may invest.? ?

?      This includes, but is not limited to, receipt of all gifts from broker-dealers? (not including branded promotional items of de minimis value, i.e., less than? $25), attendance at dinners hosted by broker-dealers that do not serve a? valid and direct business purpose or benefit to a Client, and all concerts,? sporting events, cocktail parties, golf outings and other similar events or? performances hosted by brokerdealers.? ?

?      This prohibition does not include on- or off-site meetings and conferences? that serve a valid and direct business purpose or benefit to a Client (e.g.,? road shows, meetings with investment strategists, economists, company? management, etc.) that may also include incidental meals hosted by a? broker-dealer as such incidental meals are not provided by the broker- dealer as compensation for the purchase or sale of any property to or for? the Fund or a Sub-Advised Fund.??? ?

Gifts from all other non-broker-dealer vendors.? Employees may only accept gifts? of nominal value (i.e., less than $100) from current or prospective vendors that are? not engaged in the business of purchasing or selling property to or for the Fund or? a SubAdvised Fund (i.e., vendors that are not broker-dealers). ?Employees may? only accept such gifts when the value involved clearly will not place the Employee? under any real or perceived? obligation? to? the giftor or raise any question of? impropriety.? ?

?      Under no circumstances may an Employee accept a gift of cash, including? a cash equivalent such as a gift certificate or a security, regardless of the? amount.????? ?

?      If an Employee receives a gift that violates the Code, they must return the? gift or consult with the CCO to determine appropriate action under the? circumstances, which can include donating such gift to charity.??? ?

Business entertainment from all other non-broker-dealer vendors.? In addition to? the receipt of gifts, attendance at dinners, cocktail parties, golf outings, sporting? events, theater and other similar events or performances also may create or? appear to create a conflict of interest between the Firm and its Clients.? Attendance? at such events where the person offered the invitation and the person extending? ?

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the invitation are both in attendance and discuss business benefitting a Client (e.g.,? the purpose of the outing is relationship building or is otherwise business-related)? is considered ?business entertainment.????? ?

?      No Employee shall seek or accept any business entertainment from any? person or entity that does business with the Firm or a Client or that is? seeking to do business with the Firm or a Client other than usual and? customary business entertainment that is not excessive in value.??? ?

?      If an Employee is unsure as to whether something might? be considered? excessive in value, he or she must check with the CCO or another member? of the Firm?s Legal and Compliance Department prior to accepting the usual? and customary business entertainment.??? ?

Reporting.? Employees are required to promptly report all gifts and business? entertainment to the CCO no later than thirty days after the calendar quarter during? which the business entertainment took place.? Such reporting should be made? through MCO.? The CCO shall report any exceptions to the gifts and business? entertainment policy to the Ethics Committee for appropriate action consistent with? enforcement of the Code.? ?

??????????????????? 6.? ?????? CONFLICTS OF INTEREST? ?

The Adviser, as a fiduciary, has an affirmative duty of care, loyalty, honesty and? ?

good faith to act in the best interests of its Clients.? This duty includes fully? disclosing all material facts concerning any conflicts that arise with respect to any? Client.? If any Access Person is aware of a personal interest that is, or might be, in? conflict with the interest of a Client, that Access Person should disclose the? situation or transaction and the nature of the conflict to the CCO for appropriate? consideration by the Ethics Committee.? The Ethics Committee may consult with? counsel with respect to any appropriate action that should be taken.? Employees? should refer to the Adviser?s Conflicts of Interest Policy.? ?

??????????????????? 7.? ?????? SERVICE AS A DIRECTOR ??

Employees are prohibited from serving on the boards of directors of unaffiliated? ?

for-profit or not-for-profit corporations, business trusts or similar business entities,? whether or not their securities are publicly traded, absent prior written approval by? the Ethics Committee, based upon a determination that the board service would? not be inconsistent with the interests of the Firm and the Fund.? Copies of all written? approvals obtained under this paragraph must be provided to and maintained by? the CCO.? ?

??????????????????? 8.? ???? MATERIAL NON-PUBLIC INFORMATION ??

Securities? laws? and? regulations? prohibit? the? misuse? of? material? non-public? ?

information when trading or recommending securities.? ?

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Material non-public information obtained by any Access Person from any source? must be kept strictly confidential.? All material non-public information should be ?kept secure, and access to files and computer files containing such information? should be restricted.? Access Persons shall not act upon or disclose material non- public information except as may be necessary for legitimate business purposes? on behalf of a Client or the Firm as appropriate.? Questions and requests for? assistance regarding material non-public information should be promptly directed? to the CCO of the Firm.? ?

Material non-public information may include, but is not limited to, knowledge of? pending orders or research recommendations, corporate finance activity, mergers? or acquisitions, and other material non-public information that could reasonably be? expected to affect the price of a security.? ?

Client account information and Fund shareholder account information are also? confidential and must not be discussed with any individual whose responsibilities? do not require knowledge of such information.? ?

??????????????????? 9.? ????? RESTRICTIONS ON PERSONAL SECURITY TRANSACTIONS? ?

No Access Person shall knowingly take unlawful advantage of his or her position? ?

with the Firm or with the Fund for Personal Benefit, or take action inconsistent with? such Access Person?s obligations to the Firm, or any Client.? All personal securities? transactions must be consistent with this Code and must be conducted in a manner? designed to avoid any actual or potential conflict of interest or any abuse of any? Access Person?s position of trust and responsibility.? Any transaction effected with? the? purpose of? profiting? as? a? result? of? one? or? more? transactions? effected? or? anticipated for a Client (?scalping? or ?frontrunning?) is prohibited.?? ?

(a)               All Employees:? ?

Employees are prohibited in transacting in Covered Securities absent an? ?

exception.? Employees are not required to close out existing individual? equity securities positions held at the commencement of their employment.?? However, any Employee wishing to sell a Covered Security, other than? Permitted Investments, owned prior to employment must first request and? receive preclearance through the MCO system.? Transactions receiving? approval must be executed the same day preclearance is granted.? No? Employee shall sell a Covered Security within seven calendar days before? or after a Client trade in that Covered Security.? The fifteen day blackout? restriction shall not apply to the following unless the Ethics Committee? determines that the conduct is inconsistent with the Code or the Federal? Securities Laws.? ?

1.            ?Permitted? Investments???? Transactions? may? be? effected? in? U.S.? Government? and government agency securities, municipal bonds, foreign? currency,? index,? commodity? and? currency? based? futures? contracts,? ?

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??????????????????? ? ???????????????????????????????????????????????????????????????????????????????????????????????????? 9? ?????????????????????????????????????????????????????????????????????????? ???

bankers? acceptances, bank certificates of deposit, commercial paper, high? quality short-term debt instruments including repurchase agreements and? shares of U.S. registered open-end investment companies, closed-end? funds, ETFs, ETNs and ETCs, Bitcoin and Ether and non-fungible tokens? representing digital nonfractionalized ownership of an existing asset such? as real estate, entertainment or art.?? ?

2.            ?Investment Companies??? Transactions may be effected in U.S.? registered closed-end investment companies and foreign registered open- end and closed-end investment companies.? ?

3.            ?Managed Accounts?? Transactions may be effected in a Managed? Account as long as the account is managed on a discretionary basis and/or? that you (or, if applicable, your spouse or domestic partner) do not exercise? investment discretion or otherwise have direct or indirect influence or control? over investment decisions.? Managed Accounts must receive pre-approval? from and be reported to the Legal and Compliance Department along with? written? confirmation? from? the? manager,? investment? adviser? or? trustee? managing the account, who may not be affiliated with the Firm or the Fund,? that it is managed on a discretionary basis.??? ?

(b)               Limited? Offerings? and? Initial? Public? Offerings:??? No? Employee? shall? directly? or? indirectly? acquire? a? Beneficial? Interest? in? Limited? Offering? securities or securities in an Initial Public Offering without the prior consent? of? the? Ethics? Committee.??? Consideration? will? be? given ?to? whether? the? opportunity should be reserved for a Client.? The Ethics Committee will? review these proposed

??????????????????????????????????????????????????? investments on a case-by-case basis except for? those? ?????????? circumstances? ???? in

??????????????????????????????????????????????????? ????????????? which? ???????????????? advance? ???? general? ???? approval? may? ????????? be?

appropriate because it is clear that conflicts are very unlikely to arise due to? the nature of the opportunity for investing in the Initial Public Offering or? Limited Offering.??? ?

(c)               Related? Instruments: ???When? anything? in? this? section? 9? prohibits? the? purchase or sale of a security, it also prohibits the purchase or sale of any? related? securities,? such? as? puts,? calls,? other? options? or? rights? in? such? securities? and? securities-based? futures? contracts? and? any? securities? convertible into or exchangeable for such security.? ?

(d)               Spousal and Domestic Partner Accounts:? An Employee?s spouse or? domestic partner is not prohibited from buying or selling Covered Securities? for his or her own account.? However, the Employee may not participate in? the investment? decisions of his/her spouse? or domestic partner, either? directly or indirectly.? The Employee?s spouse or domestic partner must? provide the Adviser with trade confirmations and quarterly account? statements.? ?

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(e)               Disinterested Trustees and Advisory Board Members:? No Disinterested? Trustee or Advisory Board Member of a Fund shall purchase or sell, directly? or indirectly, any Covered Security in which he or she has, or by reason of? such transaction acquires, any direct or indirect beneficial ownership or? interest when the Disinterested Trustee or Advisory Board Member knows? that securities of the same class are being purchased or sold or are being? considered for purchase or sale by the Fund, until such time as the Fund?s? transactions have been completed or consideration of such transaction is? abandoned.? ?

(f)                Sanction Guidelines:? Unless an exception exists, if an Access Person? trades in violation of this section 9, the Ethics Committee will determine the? appropriate sanction consistent with the Sanction Guidelines of the Code,? which may include disgorgement of profits to a charity selected by the Ethics? Committee.? A copy of the Sanction Guidelines will be provided to the? Fund?s Board of Trustees annually.?? ?

??????????????????? 10.? ???? PRECLEARANCE AND REPORTING PROCEDURES ??

(a)  Preclearance? Requirement.??? All? Employees? must? receive? prior? ?approval for all purchases and sales of shares of Driehaus Mutual? Funds? and? Sub-Advised? Funds,? initial? purchases? of? all? Limited? Offerings other than Firm-affiliated limited partnerships, and the sale? of? all Covered Securities held prior to employment with the Firm that? are not Permitted Investments. All preclearance approvals shall be? valid for the same day preclearance is granted.???? ?

(b)  Reports - All Access Persons:? ?

(1)? Brokerage confirmations and statements:? Each Access Person must? ?provide to the Firm?s CCO identifying information for all securities? or? commodities? brokerage? accounts? in? which? that? Access? Person?? has??

a?? Beneficial?? Interest?? (including?? Spousal?? and? Domestic? Partner

??????????????????????????????????????????????????????????????????? ????????????????????? accounts)? including? ???? in? ??????????????? any? Managed?

Accounts.? This includes accounts that hold shares of the Fund? or a SubAdvised Fund, other than holding of such funds in the? Driehaus 401(k)

Plan and Trust and the Driehaus Companies? Profit Sharing Plan and

Trust.? Before opening any brokerage? account, including a Managed

Account, each Access Person shall? enter the account information into the MCO system or otherwise?? provide the information required to the CCO of the Firm. The CCO? will arrange to receive trade confirmations and monthly/quarterly? account statements from the Access Person?s brokerdealer, bank? and/or financial institution directly through MCO.? If a direct feed is? not available in MCO, Access Persons are required to upload paper? statements into the MCO system.? ?

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To the extent that a security transaction in which an Access Person? has any Beneficial Interest or ownership is not reported on brokerage? confirmations and statements either in hard copy or through MCO? such transaction must be reported to the Firm?s CCO as part of the? quarterly transactions report set forth in section 10(b)(2).? ?

???????????????????????????????????????????????????? (2)? ??????????????????? Initial? and? Annual? Holdings? Reports? and? Quarterly? Transactions?

Reports: Each Access Person must provide a holdings report for? Covered Securities and shares of the Fund and Sub-Advised Funds? within 10 days after becoming an Access Person (an ?Initial Holdings? Report?) and annually thereafter (an ?Annual Holdings Report?).? The? Annual Holdings Report must be current within 45 days of the date? of the report, and should be made through MCO.? Any supplemental? supporting documentation should be submitted to the CCO in hard? copy, if necessary.? This requirement includes Spousal and Domestic? Partner Accounts, Managed Accounts and any account in which an? Access Person has a Beneficial Interest, other than the Driehaus? 401(k) Plan and Trust and the Driehaus Companies Profit Sharing? Plan and Trust.? ?

Each Access Person must also provide a quarterly transaction report? within 30 days after the close of a quarter for each transaction during? the quarter in a Covered Security and shares of the Fund and Sub- Advised Funds other than transactions in the Driehaus 401(k) Plan? and Trust or the Driehaus Companies Profit Sharing Plan and Trust,? in which the Access Person had any Beneficial Interest, including? Spousal and Domestic Partner Accounts and? Managed Accounts,? and provide information for any account established by the Access? Person, Spouse or Domestic Partner during the quarter that holds? Covered Securities or shares of the Fund or Sub-Advised Funds? other than accounts established in the Driehaus 401(k) Plan and? Trust or the Driehaus Profit Sharing Plan and Trust.? The quarterly? transaction reports and new account disclosure should be made? through MCO.? Any supplemental supporting documentation should? be submitted to the CCO in hard copy, if necessary.??? ?

Each report must state the title, number of shares and principal? amount of each Covered Security in which the Access Person had? any? Beneficial? Interest,? the? broker/dealer,? bank? and/or? financial? institution maintaining the account for the Access Person in which? any securities were held for the benefit of the Access Person, and? the date that the report is submitted by the Access Person.? In? addition, the quarterly transaction report must state the date of the? transaction,? the? interest? rate? and? maturity? date? of? the? Covered? Security (if applicable), the nature of the transaction (i.e., purchase,? sale or other), the purchase or sale price, and the date the account? was established if established in the current reporting quarter.??? ?

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?????????????????????????????????????? (c)? ????? Exceptions to Reporting:? ?

(1)               Access Persons need not file a quarterly transaction report if the? ?information would duplicate information that the CCO received in a? broker?s confirmation or account statement or that is contained in the? records of the Firm, including within MCO.? ?

(2)               An Access Person need not make a quarterly transaction report? hereunder? with? respect? to? transactions? effected? pursuant? to? an? Automatic Investment Plan.??? ?

(3)               Access?? Persons?? are?? not?? required?? to? on?? non-fungible? tokens? representing digital non-fractionalized ownership of an existing asset? such as real estate, entertainment or art.?? ?

Access Persons are not required to provide initial or annual holdings? reports or quarterly confirmations and statements for the Driehaus? Companies 401(k) Plan and Trust or the Driehaus Companies Profit? Sharing Plan and Trust accounts.?? ?

Disinterested Trustee or Advisory Board Member who would be? required to make a report referenced in Section 10(b) solely by virtue? of being a Trustee or Advisory Board Member is not required to make? a report unless Section 10(d)(1) applies.? ?

(4)               An Access Person who is not an Employee of the Firm may provide? ?required reports to the CCO in hard copy in lieu of using MCO.? (d)

??????????????????????????????????????????????????????? ??????????? Reports - Disinterested Trustees and Advisory Board Members:? ?

(1)               A Disinterested Trustee or Advisory Board Member must provide a? quarterly report to the Ethics Committee of any purchase or sale of? any Covered Security in which such person has, or by virtue of such? transaction acquires, any Beneficial Interest if at the time of the? transaction the Disinterested Trustee or Advisory Board Member? knew, or in the ordinary course of fulfilling his or her official duties as? a Trustee or Advisory Board Member of a Fund should have known? that, on the date of the transaction or within 15 days before or after? the transaction, purchase or sale of that class of security was made? or considered for the Fund.? The form of the report must conform to? the provisions of subsection (b)(2) above.? ?

(2)               This subsection (d) shall not apply to non-volitional purchases and? sales,? such? as? dividend? reinvestment? programs? or? ?calls?? or? redemptions.? ?

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?????????????????????????????????????? (e)? ????? Review of Reports:? ?

The CCO of the Firm or a designee of the CCO will review reports submitted? ?by Access Persons, except no person shall be permitted to review his or? her own reports.? Any report required to be filed shall not be construed as? an admission by the person making such report that he/she has any direct? or indirect Beneficial Interest in the security to which the report relates.?? ?

??????????????????? 11.? ???? ETHICS COMMITTEE? ?

The? Ethics? Committee? will? take? whatever? action? it? deems? necessary? and? ?

appropriate, consistent with its Sanction Guidelines, with respect to any Access? Person of the Firm or the Fund other than as noted below who violates any? provision of this Code, and will inform the Fund?s Board of Trustees as to the nature? of such violation and the action taken by the Committee.? However, any information? received by the Ethics Committee relating to questionable practices or transactions? by? a? Disinterested? Trustee? or? an? Advisory? Board? Member? of? a? Fund? shall? immediately be forwarded to the Audit Committee of the Fund for that committee?s? consideration and such action as it, in its sole judgment, shall deem warranted.??? ?

At least once a year, each Fund, the Adviser must provide a written report prepared? by the Ethics Committee to the Fund?s Board of Trustees that describes any issues? arising under the Code or procedures since the last report to the Board of Trustees,? including, but not limited to, information about material violations of the Code or? procedures and sanctions imposed in response to the material violations.? The? report will also certify to the Board of Trustees that each Fund and the Firm each? have adopted procedures reasonably necessary to prevent Access Persons from? violating the Code.? The Report should also address any significant conflicts of? interest that arose involving the Fund and Firm?s personal investment policies,? even if the conflicts have not resulted in a violation of the Code.???? ?

??????????????????? 12.? ???? WAIVERS? ?

The Ethics Committee may, in its discretion, waive compliance with any provision? ?of the Code after considering whether the waiver (i) is necessary or appropriate to? alleviate undue hardship, or in view of unforeseen circumstances, (ii)? will not be? inconsistent with the purposes and policies of the Code; (iii)? will not adversely? affect the interests of any Client or the interests of the Firm and/or (iv) will not result? in a transaction or conduct that would violate provisions of applicable laws or rules.?? Normally, all waiver applications must be made in advance and in writing.? A written? record shall be kept of all waivers granted by the Ethics Committee, including a? brief summary of the reasons for the waiver.? ?

??????????????????? 13.? ???? CODE REVISIONS? ?

Any material changes to this Code will be approved by the Fund?s Board of? ?Trustees prior to the effective date of such changes.? ?

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??????????????????? 14.? ???? RECORD KEEPING REQUIREMENTS? ?

The Firm shall maintain records, at its principal place of business, of the following:?? ?a copy of each Code in effect during the past five years; a record of any violation? of the Code and any action taken as a result of the violation for at least five years? after the end of the fiscal year in which the violation occurs; a copy of each report? made by Access Persons as required in this Code, including any information? provided in place of the reports during the past five years after the end of the fiscal? year in which the report is made or the information is provided; a copy of each? Fund?? trustee?? report?? made?? during?? the?? past?? five?? years;?? a?? copy?? of?? each? Acknowledgment of the Code made by Access Persons during the past five years;? a record of all Access Persons required to make reports currently and during the? past five years; a record of all who are or were responsible for reviewing these? reports during the past five years; and, for at least five years after approval, a? record of any decision and the reasons supporting that decision, to approve an? Access Person?s purchase of a New Issue or a Limited Offering.? ?

??????????????????? 15.? ??? CONDITION OF EMPLOYMENT OR SERVICE? ?

All Access Persons shall conduct themselves at all times in the best interests of? ?Clients. Compliance with the Code is a condition of employment or continued? affiliation with a Fund or the Firm.? Conduct not in accordance with the Code is? grounds for sanctions which may include, but are not limited to, a reprimand, a? restriction on activities, disgorgement, termination of employment or removal from? office.? All Access Persons shall certify initially upon employment and annually? thereafter to the Ethics Committee that they have read and agree to comply in all? respects with this Code and that they have disclosed or reported all personal? securities transactions, holdings and accounts required to be disclosed or reported? by this Code.? ?

Effective:? October 1, 2022? ?

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Federated Hermes, Inc.

Code of Ethics for Access Persons

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Effective 11/10/2021

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?Table of Contents

Page

INTRODUCTION ........................................................................................................................... 1 1 RESPONSIBILITIES .............................................................................................................. 2

1.4 PERCEIVED AMBIGUITY SHALL NOT EXCUSE VIOLATIONS .......................................................... 4 1.5 PRECLEARANCE DOES NOT PROTECT WRONGDOING ............................................................... 4 2 REPORTING REQUIREMENTS ........................................................................................... 4

2.5 ???? NON-FEDERATED HERMES OFFICERS OF FEDERATED HERMES FUNDS OR PROPRIETARY???

CLIENT FUNDS ...................................................................................................................... 7

2.6 ???? ACCESS PERSONS ACKNOWLEDGMENTS OF RECEIPT OF CODE OF ETHICS AND

???????????? AMENDMENTS ....................................................................................................................... 8 3 PRECLEARANCE REQUIREMENTS ................................................................................... 8

3.1 ??? PRECLEARANCE OF TRADES .................................................................................................. 8

3.2 ????? DURATION AND REVOCATION ................................................................................................. 9 3.3 PRECLEARANCE DOES NOT PROTECT WRONGDOING ............................................................. 9

3.4 ??? EXCEPTIONS ......................................................................................................................... 9

3.5 ??? EXCEPTION FOR EMPLOYEE STOCK OPTIONS OF A PREVIOUS EMPLOYER ............................ 10

3.6 ????? FEDERATED HERMES STOCK AND OPTIONS TRADING ........................................................... 11 3.7 SPECIAL RULES FOR EQUITY TRANSACTIONS BASED ON MARKET CAPITALIZATION ?.............. 11

4 ??? EXEMPT TRANSACTIONS ................................................................................................. 11

4.1 EXEMPT SECURITIES ........................................................................................................... 11 4.2 DISCRETIONARY ACCOUNTS ................................................................................................ 12 5 PROHIBITIONS AND RESTRICTIONS ............................................................................... 12

5.13 RESTRICTIONS ON INVESTMENT CLUBS ............................................................................... 20 5.14 DISCLOSURE OF PERSONAL INTERESTS ............................................................................... 20 6 ??????????? PROHIBITIONS ON GIVING/RECEIVING GIFTS; POLITICAL AND CHARITABLE

7.2 ???? COMPLIANCE REVIEW OF REPORTS AND TRADING ACTIVITY, AND THIS ?

?CODE OF ETHICS ................................................................................................................ 23 7.3 SELF-DISCOVERY AND REPORTING ....................................................................................... 23

7.4 ??? EDUCATION ......................................................................................................................... 24

7.5 ??? SANCTIONS ......................................................................................................................... 24

7.6 FACTORS FOR CONSIDERATION ........................................................................................... 24 7.7 REPORTING OF VIOLATIONS ................................................................................................. 25

8 ??? DEFINITIONS ....................................................................................................................... 25

8.1 1933 ACT ............................................................................................................................ 25 8.2 1934 ACT ............................................................................................................................ 25 8.3 1940 ACT ............................................................................................................................ 25

8.11 ?CODE .................................................................................................................................. 27 8.12???? COMPLIANCE COMMITTEE ................................................................................................... 27

8.19 INDEPENDENT DIRECTOR ..................................................................................................... 28 8.20 INFLUENCE .......................................................................................................................... 28

8.21 ?INITIAL PUBLIC OFFERING .................................................................................................... 28 8.22 ?INVESTMENT PERSON; INVESTMENT PERSONNEL................................................................. 28

8.23 ?PRIVATE PLACEMENT .......................................................................................................... 29

8.24 ?PURCHASE OR SALE???????????????????????????.. ....... ..29

8.25 REPORTABLE FUND ............................................................................................................ 29

8.26 ?SEC 29

8.27 ?SECURITY ........................................................................................................................... 29

8.28 SUPERVISED PERSON .......................................................................................................... 29

8.29 ?UNDERWRITER .................................................................................................................... 29 8.30 ?VENDOR .............................................................................................................................. 30

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ADDENDUM

Access Persons Procedures .................................................................................... A-1 Compliance Department Procedures ....................................................................... B-1

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CODE OF ETHICS FOR

ACCESS PERSONS

Introduction

This Code sets forth standards of conduct and professionalism that apply to all persons designated as Access Persons by the Compliance Department.? This Code was designed and established, and will be maintained and enforced, to protect Federated Hermes? clients (or Funds) by deterring misconduct and to guard against violations of the Federal Securities Laws.? This Code reinforces the value that Federated Hermes places on ethical conduct.? Each Access Person must comply with this Code and uphold Federated Hermes? ethical standards at all times.? Each Access Person also is responsible for ensuring that spouses, children and others residing in the same household do not violate applicable provisions of this Code.

It is Federated Hermes' policy that business must be conducted in accordance with the highest fiduciary, legal and ethical standards.? Federated Hermes' reputation for integrity is its most important asset and each Access Person must contribute to the care and preservation of that asset.? This reputation for integrity is the cornerstone of the public's faith and trust in Federated Hermes; it is what provides Federated Hermes an opportunity to serve investors, shareholders and other stakeholders.? A single Access Person's misconduct can damage Federated Hermes' hard-earned reputation.??

This Code sets forth the fiduciary, legal and ethical requirements and certain ?best practices? that must be satisfied to comply with this Code.? This Code also establishes procedures that Access Persons must follow in order to comply with this Code.

Key terms are defined in Section 8 of this Code.??

Access Persons.?? Access Persons are defined under Section 8.4 of this Code and include:

(a)          Designated employees of Federated Hermes, including those who work for any subsidiary that is an Adviser, an Underwriter for funds and employees of certain other subsidiaries;

(b)          Independent Directors of a fund;

(c)           Designated officers of Federated Hermes funds or proprietary funds who are not employed by Federated Hermes. (e.g., designated outside counsel who serve as secretary to one or more funds); and

??????????????????????? (d) ?????? All Investment Personnel;

(e) Any other individual designated by the Compliance Department.? This may include a Federated Hermes employee or a temporary hire, vendor, consultant, service provider or other third party employee.??

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Application to Access Persons.? This Code applies only to those individuals specified above, designated as Access Persons under this Code.? Please note that certain requirements of this Code apply to Access Persons, while others may only apply to Investment Persons.??

Application to Household Members.? As noted above, each Access Person also is responsible for assuring that spouses, children or any others residing in the same household do not violate the provisions of this Code that are applicable to the Access Person (even if certain provisions of this Code do not specifically reference household members).? See the definitions of "Access Person" and "Investment Personnel" in Section 8 of this Code for further information.

This Code also applies to accounts or holdings for persons outside the household, over which the Access Person has investment discretion, influence or control.

Questions.? All Access Persons are obligated to read the requirements of this Code carefully.? If you have any questions regarding how this Code applies to any conduct or practice, please contact the Compliance Department.? When in doubt, an Access Person should ask before taking any action.

Compliance with Other Requirements Still Required.? This Code supersedes prior versions of this Code.? This Code does not supersede, or relieve an Access Person from complying with applicable laws or with other Federated Hermes standards and corporate and departmental policies or procedures which can be found on Federated Hermes? internal website.? A violation of any of these policies or procedures by an Access Person may, depending upon the circumstances, also constitute a violation of this Code.

Sanctions for Violations of this Code.? Federated Hermes intends to enforce the provisions of this Code vigorously.? A violation of this Code may subject an Access Person to sanctions as set forth in Section 7 below, and possible civil and criminal liability.

Adoption.? Pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act (as applicable), this Code has been adopted on behalf of each investment company that is served by the Board of Directors of the Federated Hermes? funds, Federated Hermes' Advisers and Federated Hermes' Underwriters.

1	Responsibilities

?????????? 1.1 ??? General Principles

The following general principles govern all conduct of Access Persons, whether or not the conduct also is covered by more specific standards or procedures set forth below.

??????????????????????? (a) ?????? Fiduciary Principles

Each Access Person must:

?       (i)? place the Funds? interests ahead of his or her personal interests;

?       (ii)? disclose and, where possible, avoid conflicts of interest (actual or potential) and the appearance of any conflict with the Funds or any other party;

?       (iii)? conduct his or her personal transactions in a manner, which is consistent with this Code and which does not interfere with Fund portfolio transactions or otherwise take unfair or inappropriate advantage of his or her position or relationship to a Fund or any other party;

?       (iv) not show inappropriate favoritism of one Fund over another Fund in a manner that would constitute a breach of fiduciary duty;

?       (v) not accept or offer inappropriate gifts, favors, entertainment, special accommodations or other things of material value that could influence decisionmaking by either Federated Hermes, an Adviser, a Fund or any other party;

?       (vi) safeguard material nonpublic Fund information and control its dissemination in a manner consistent with Federated Hermes? policies and applicable legal requirements; and

?       (vii) otherwise act in good faith, in an open, honest, non-misleading, professional and unbiased manner, with integrity, and in a manner that instills trust and confidence and promotes independence in the investment decision-making process, in each aspect of the Access Person?s professional activities and business (including, without limitation, in all disclosures, advertisements and other communications, and dealings, with Funds, shareholders and accountholders).

For example, an Access Person?s failure to recommend or purchase a Covered Security for the Fund in order to purchase the Covered Security for the Access Person?s personal benefit may be considered a violation of this Code.

??????????????????????? (b) ?????? Legal Principles

In addition to complying with the above fiduciary principles, each Access Person must comply with State and Federal securities laws, rules and regulations.? If you have questions concerning complying with applicable law, contact the Compliance Department or Federated Hermes's Deputy General Counsel.

Notwithstanding any other provision of this Code, for the avoidance of doubt, nothing herein prevents reporting possible violations of federal law or regulation to any governmental agency or entity, or making other disclosures, protected under the whistleblower provisions of federal law or regulation.

?????????? 1.2 ??? Compliance with this Code is a Condition of Employment

Every Access Person must adhere to the general principles set forth in Section 1.1 above, and comply with the specific provisions and Associated Procedures of this Code and the spirit of those provisions.? Literal compliance with specific provisions will not be sufficient where the transactions undertaken by an Access Person show a pattern of abuse of the Access Person?s fiduciary duty or of violation of applicable legal requirements.

?????????? 1.3 ??? Personal Responsibility

It is the responsibility of each Access Person to take all steps necessary before executing a personal trade, or taking other action, to verify that the trade or other action is in compliance with the provisions and intent of this Code.

?????????? 1.4 ??? Perceived Ambiguity shall not Excuse Violations

Any Access Person who believes a particular provision of this Code is ambiguous is required to contact the Compliance Department for a determination prior to executing a transaction or taking other action subject to that provision.

1.5 Preclearance does not Protect Wrongdoing

Receipt of express prior preclearance approval does not exempt you from the prohibitions outlined in this Code.

2	Reporting Requirements

The Reporting Requirements in Sections 2.1, 2.2, and 2.3 of this Code apply to Access Persons and their household members (generally including members of the immediate family sharing the same household, e.g., a spouse and unemancipated children) and certain partnerships, trusts, corporations or other similar arrangements.? Access Persons should contact the Chief Compliance Officer for further clarification if they have questions regarding the application of this Code.

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Every Access Person must report (1) all Covered Securities in which the Access Person or members of his or her household have direct or indirect investment discretion, influence or control (either for the benefit of the Access Person or for any other party), (2) all transactions in those Covered Securities, and (3) all accounts in which any Covered Securities are held.? An Access Person is deemed to have influence or control over a discretionary account as described in Section 4.2.

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NOTE: All information provided by the Access Person must be current as of a date no more than 45 days before the report is required to be submitted.? Failure to provide that information within the time specified (if it is not being provided directly to Compliance by the financial institution or other party) shall be deemed a violation of the Code and SEC Rules.?

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Covered Securities transactions of Access Persons will be reviewed for compliance with the provisions of this Code.? A violation may result from either a single transaction or multiple transactions if the Compliance Department determines that the transaction(s) did not comply with provisions of this Code.

Information relating to the holdings and personal trades of Access Persons will be shared with Senior Management of Federated Hermes from time to time for purposes of reviewing Access Person trading patterns and practices.

?????????? 2.1 ??? Initial Reporting Requirements

Within ten (10) calendar days of becoming an Access Person, the Access Person is required to submit to the Compliance Department, a holdings report including:

(a)          The full security name and description (i.e., type), CUSIP, SEDOL or exchange ticker symbol, number of shares and principal amount of each Covered Security held in any form, (e.g., brokerage/bank accounts, registered holdings, physical certificates, etc.) in any location, in which the Access Person or household member had any direct or indirect investment discretion, influence or control, including, without limitation, those shares of Federated Hermes funds included under this Code?s definition of ?Covered Security,??

(b)          All investment accounts with a financial institution or intermediary, including the name and address of any broker, dealer, bank or other financial institution holding any Securities in which the Access Person or members of his or her household have any direct or indirect investment discretion, influence or control, and the account numbers (this does not include accounts held directly with Federated Hermes? Transfer Agent or 401k Plan Administrator);?

(c)           The date the Access Person submits the report.

The Compliance Department will direct the broker, dealer, bank or other financial institution maintaining each account to provide duplicate confirmations of all transactions and account statements directly to the attention of the Compliance Department, in a timely fashion.? The Compliance Department also will obtain reports on accounts held directly with Federated Hermes? Transfer Agent or 401k Plan Administrator.? Each Access Person must assure that such information is received.

?????????? 2.2 ??? Quarterly Reporting Requirements

By the date specified by the Compliance Department (but in no event later than thirty (30) calendar days after the end of the calendar quarter) every Access Person must review the information recorded by the Compliance Department relating to his or her personal accounts (discretionary and non-discretionary) and all transactions in any Covered Securities, regardless of the form in which such securities are held, (e.g., brokerage/bank accounts, registered holdings, physical certificates, etc.), and each Access Person must complete and submit to the Compliance Department a quarterly Securities transaction report, using TradeComply where available, to:

(a)          Identify and confirm that all Covered Security transactions during the previous calendar quarter in all accounts in which the Access Person or household members have a direct or indirect investment discretion, influence or control, have been reported, including, without limitation, transactions in Federated Hermes funds included under this Code?s definition of ?Covered Security? that are held in accounts with a financial institution or intermediary (this does not include accounts held directly with Federated Hermes? Transfer Agent or 401k Plan Administrator);

(b)          Identify and confirm that all investment account information has been reported, including any new investment account(s) established during the quarter with broker-dealers, banks or other financial institutions holding any Securities in which the Access Person or members of his or her household have any direct or indirect investment discretion, influence or control, along with the name and address of the intermediary, the date the account was established and account number;

(c)           Resolve any discrepancies identified with the Compliance Department; and

(d)          Record an electronic signature and date on TradeComply or other process approved by the Compliance Department.

The information required in Section 2.2(a) above shall include at least the following information about each transaction involving a Covered Security in which the Access Person or household member had, or as a result of a transaction acquired, any direct or indirect investment discretion, influence or control:? (1) the date of the transaction, (2) the full security name, description (i.e., type), CUSIP, SEDOL or exchange ticker symbol, interest rate, maturity date, number of shares and principal amount of each Covered Security held, (3) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition), (4) the price of the Security at which the transaction was effected, and (5) the name of the broker, dealer, bank or other financial institution with or through which the transaction was effected.

An Access Person need not submit a quarterly Securities transactions report to the extent that the report would duplicate information contained in broker trade confirmations or account statements delivered to Federated Hermes so long as trade confirmations or account statements are received by the Compliance Department no later than 25 days after the end of the applicable calendar quarter.?

Several advisers or brokers offer automated contribution programs where a predetermined cash amount is invested at set time intervals into identified securities.? The programs usually allow repeated investments at low cash amounts.? Examples include Acorns, Betterment, and Robinhood.? For participation in these programs, the Access Person preclears the initial investment into each security (if known) and communicates the predefined time interval and dollar amount to be invested in each subsequent automatic investment.? Thereafter, quarterly transaction reporting/certification and preclearance need not be made for each subsequent automatic investment, however, quarterly adjusted positions in each Covered Security must reflect all investments made during each certification period since aggregate annual holdings certifications for each Covered Security would still be required.? Automated investments made through such a program will not trigger a minimum 60 calendar day holding period requirement (see Section 5.5) or be subject to the short-term profits prohibition (see Section 5.4).? Further voluntary investments and/or liquidations that are not identified as part of the automated program made through the same broker or adviser would require preclearance, quarterly transaction reporting/certification and would be subject to the 60 calendar day holding period requirement and short term profits prohibitions.? Stock issued by Federated Hermes Inc. may not be purchased through an automated contribution program other than the Federated Hermes Inc. employee stock purchase plan.????

Compliance reserves the right to evaluate the dollar amount pledged to be invested in such programs, or the subsequent trading, and if it appears the amounts or trading should be treated as a normal brokerage account subject to all requirements of the Code, or as a discretionary account (outlined in Section 4.2), Compliance may require the Access Person to change the status of the account.??????

?????????? 2.3 ??? Annual Reporting Requirements

On an annual basis and by the date specified by the Compliance Department (but in no event later than thirty (30) calendar days after a request) from the Compliance Department, every Access Person is required to provide a written acknowledgment (1) that he or she is subject to, has received a copy of and read this Code, and (2) of his or her understanding of and compliance with this Code, its requirements and Associated Procedures.? At the same time, the Access Person must review a current list of Covered Securities held in the Access Person?s account(s), as recorded by the Compliance Department, for accuracy, and complete and submit to the Compliance Department an annual report using TradeComply to:

(a)          Identify and confirm all Covered Securities held in any form (e.g., brokerage/bank accounts, registered holdings, physical certificates, etc.) in any location, in which the Access Person or household member had any direct or indirect investment discretion, influence or control, including the full security name and description (i.e., type), CUSIP, SEDOL or exchange ticker symbol, number of shares and principal amount of each Covered Security held, including, without limitation, those shares of Federated Hermes funds included under this Code?s definition of ?Covered Security,? that are held in accounts with a financial institution or intermediary including all holdings in Covered Securities held through any automated contribution programs (this does not include accounts held directly with Federated Hermes? Transfer Agent or 401k Plan Administrator);

(b)          Resolve any discrepancies with the Compliance Department, and

(c)           Record an electronic signature and date on TradeComply or other process approved by the Compliance Department.

?????????? 2.4 ??? Independent Directors

Independent Directors must report all holdings and transactions in shares of all Federated Hermes funds (including Federated Hermes ETFs) included under this Code?s definition of ?Covered Security? that are held in accounts with a broker-dealer, bank or other financial institution or intermediary (this does not include accounts held directly with Federated Hermes? Transfer Agent or 401k Plan Administrator).

Except for holdings and transactions involving Federated Hermes funds (including Federated Hermes ETFs), an Independent Director (unless previously identified by the Compliance Department as being an Access Person who cannot take advantage of this Section) is exempt from all other reporting requirements so long as, at the time of a personal transaction in a Covered Security, such Independent Director neither knew nor, in the ordinary course of fulfilling his or her official duties as a fund director, should have known that during the 15-day period immediately before or after the director's transaction that the Covered Security was purchased or sold by the Fund, or considered for Purchase or Sale.

Any Independent Director who is identified by the Compliance Department as being an Access Person who cannot take advantage of this Section must comply with all reporting requirements applicable to Access Persons set forth in this Code or its Associated Procedures.

2.5 Non-Federated Hermes Officers of Federated Hermes Funds or Proprietary

Client Funds

(a)          Non-Federated Hermes personnel serving as officers of a fund who are specifically designated as Access Persons subject to this provision shall be so notified by the Compliance Department and shall be deemed to be Access Persons.

(b)          Such specially designated Access Persons shall be subject to all provisions under this Code applicable to Access Persons (as applicable), except that only the following provisions apply:?

Section 1?	Responsibilities
Section 2?	Reporting Requirements
Section 4.1	Exempt Securities
Section 4.2	Discretionary Accounts
?? Section 5.1	General Prohibitions
?????????????????????????? ?? Section 5.2	Equity Initial Public Offerings (IPOs) are Prohibited
??? Section 5.3	Private Placements Require Prior Compliance Approval
??? Section 5.5	Minimum Holding Period ? Designated Federated Hermes Funds
????????????????????????? ??? Section 5.6	Prohibition on Insider Trading
??? Section 5.7	Disclosure or Misuse of Fund Information
??? Section 5.9	Prior Knowledge
??? Section 5.11	Excessive Trading and Market Timing
??? Section 5.13	Restrictions on Investment Clubs
??? Section 5.14	Disclosure of Personal Interests
??? Section 6?	Prohibitions on Giving/Receiving Gifts; Political and
? ???????? ?	Charitable Contributions
??? Section 7?	Review, Reporting, Education and Sanctions
??? Section 8?	Definitions

(c)           Each specially designated Access Person must notify the Compliance Department of any positions held on the Board of Directors of any publicly held company and any ?for-profit? private company.? In the event that the Access Person, thereafter, should be advised of an issue relating to any such company, the Access Person must recuse himself or herself from any discussion or consideration of such issues.

(d)          Violations of this Code and/or suspicious trading activity shall be reported by the Compliance Department to the Senior Manager of such Access Person.? A report by the employer of the steps taken in response to the issues raised shall be requested by the Compliance Department and reported to Federated Hermes management, and, in the case of a personal transaction that conflicts with a mutual fund transaction, the fund?s Audit Committee and, ultimately, the fund?s Board of Directors.

?????????? 2.6 ?????????????????????? Access Persons Acknowledgments of Receipt of Code of Ethics and

Amendments

(a)          The Compliance Department shall provide each Access Person with a copy of this Code annually.? The Compliance Department also shall provide each Access Person with a copy of any amendment to this Code promptly after such amendments are adopted (and, to the extent possible, prior to their effectiveness).

(b)          After receiving the copy of this Code or an amendment to this Code, each Access Person is required to provide the Compliance Department, within the time period prescribed by the Compliance Department, a written or electronic acknowledgment (1) that he or she has received and read this Code or such amendment, and (2) of his or her understanding of and compliance with this Code or such amendment, its requirements and any Associated Procedures.?

3	Preclearance Requirements

?????????? 3.1 ??? Preclearance of Trades

Unless subject to a preclearance exception, all Access Persons must preclear every Purchase or Sale of a Covered Security in which the Access Person or member of his or her household has any investment discretion, influence or control (including, without limitation, transactions in pension or profit-sharing plans, Equity Initial Public Offerings (IPOs) (to the extent approved as satisfying the limited exceptions in Sections 5.2(a) or (b) to the general prohibition), and Private Placements), in accordance with the Associated Procedures governing preclearance.

(a)          All Private Placement securities must be precleared by contacting the Compliance Department;

(b)          All other Covered Securities must be precleared using TradeComply;

(c)           Access Persons without access to TradeComply must contact the Compliance Department for assistance in preclearing transactions on their behalf.

?????????? 3.2 ??? Duration and Revocation

Preclearance approval remains in effect until the end of the following business day.? Preclearance approval may be revoked at any time upon notification of revocation being provided by the Compliance Department.? Any revocation shall not affect any transaction made prior to such revocation notice being delivered during a time when the preclearance approval was effective.

?????????? 3.3 ??? Preclearance Does Not Protect Wrongdoing

Preclearance approval and the receipt of express prior preclearance approval does not exempt an Access Person from the prohibitions outlined in this Code.

?????????? 3.4 ??? Exceptions

Preclearance requirements do not apply to:

(a)          Shares of any registered open end investment companies, including, without limitation, Federated Hermes open-ended funds included under this Code?s definition of ?Covered Security? (note that this exception does not apply to ETFs; all ETF transactions including those involving Federated Hermes ETFs must be precleared);

(b)          Involuntary purchases or sales, including mandatory corporate actions (e.g. corporate mergers, exchanges);

(c)           Automatic Investment Plans, including, without limitation, dividend reinvestment plans; automated contribution activity, or automatic payroll deduction plan purchases that are either (a) made solely with the dividend proceeds, or (b) whereby an employee purchases Securities issued by an employer;

(d)          Exercise of rights to purchase and any sales of such rights issued by an issuer pro rata to all holders of a class of its Covered Securities, to the extent such rights were acquired from such issuer;

(e)          Exercise of rights to tender Securities when an offer is made on a pro rata basis to all holders of a class of Covered Securities;

(f)            Gifts or charitable donations of a Covered Security;

(g)          Purchases or sales in discretionary accounts (as outlined in Section 4.2) and/or purchases or sales in other accounts over which the Access Person or household member had or has no investment discretion, influence or control.

(h)          Purchases and sales of Covered Securities executed by an Independent

Director.

NOTE: Notwithstanding anything in this Section to the contrary, Equity Initial Public Offerings (IPOs) (to the extent approved as satisfying the limited exceptions in Sections 5.2(a) or (b) to the general prohibition) and Private Placements shall in no event be exempt from the preclearance requirements.

?????????? 3.5 ??? Exception for Employee Stock Options of a Previous Employer

Subject to the conditions indicated, an Access Person or Investment Person may exercise employee stock options for Securities of a previous employer, as follows:

(a)          Access Persons and Investment Persons who are not also Portfolio Managers, Traders or Research Analysts may exercise employee stock options for

Securities of a previous employer for cash or in a cashless exercise and hold the stock thereafter without preclearance or restriction that would otherwise be imposed by concurrent fund transactions, but must report the Securities when exercised.?

(b)          Investment Persons who are Portfolio Managers, Traders or Research Analysts may exercise such an employee stock option for cash or in a cashless exercise and hold the stock thereafter, without restriction that would otherwise be imposed by concurrent fund transactions after requesting and receiving in writing a determination by the Compliance Department that no material conflict of interest exists.

(c)           A cashless exercise of employee stock options of a previous employer may occur without regard to the 60-day rule.?

(d)          All such exception provisions for the exercise of employee stock options shall be conditioned on:

(i)            Access Persons and Investment Personnel who are not Portfolio Managers, Traders or Research Analysts must notify the Compliance Department of the exercise of any employee stock options within five business days.?

(ii)           Investment Personnel who are Portfolio Managers, Traders or Research Analysts must request a determination in writing by the Compliance Department that no apparent material conflict of interest exists prior to the exercise of any employee stock options and may not proceed with the exercise until such determination is received.

(iii)          Approval of any such exercise shall be conditioned on full disclosure to the Compliance Department of all communications concerning that Security within Federated Hermes by the Access Person or Investment Person during the seven days prior to the exercise of an employee stock option.

(iv)          Any apparent conflict of interest that is identified by the Compliance Department, before or after an exercise of employer stock options shall be reported to the President of the Advisory Companies and the Chief Executive Officer of Federated Hermes, Inc., and investigated further for determination as to whether a violation has occurred.??

3.6 Federated Hermes Stock and Options Trading

(a)          All Federated Hermes employees are prohibited from trading Federated Hermes stock during announced blackout periods.

(b)          All Federated Hermes employees are prohibited from short selling Federated Hermes stock.

(c)           All Federated Hermes employees are further prohibited from options trading on Federated Hermes stock or purchasing Federated Hermes stock on margin without Compliance Committee approval.

Note: Employees should refer to the Federated Hermes Policy on Trading and

Confidentiality for additional details.

3.7 Special Rules for Equity Transactions Based on Market Capitalization

(a)          To insure proper compliance with the Code and limit unintended preclearance mistakes, the Chief Compliance Officer, in conjunction with the President of the Advisory Companies requires all Investment Personnel to preclear all trades in equity securities of issuers having a market capitalization of less than $500 Million manually with the Compliance Department and such requests will be monitored and compared to Fund holdings for any appearance of conflicts of interest. ;

(b)          Investment Personnel with a proposed transaction in equity securities having a market capitalization of less than $500 Million will be required submit to the Compliance Department a manual preclearance request inclusive of the proposed transaction details along with confirmation that the total requested transaction in the issuer will result in 5% or less of the Investment Person?s total current reported brokerage account exposure/ holdings.? Compliance will review the submitted request to ensure that the proposed transaction. will not result in the requesting individual?s aggregate ownership exceeding the lesser of ? of 1% of the outstanding securities of the issuer or $500,000. Additionally, the requested trade may not result in the Investment Management team, as defined in the Investment Management Organizational Chart, owning 1% or more of the outstanding securities of the issuer.? Should an issue arise, the Compliance Department will review this information with the CIO - Global Equity (or Designee) to identify any holdings that might require additional special preclearance requirements and may impose a blackout or holding period of up to 90 days from the date of the last Fund trade in such security.? These additional requirements will be communicated to and discussed with each affected Investment Person as they are identified.

4	Exempt Transactions

?????????? 4.1 ??? Exempt Securities

Unless otherwise specified within this Code, purchases or sales of the following Securities are not subject to the Preclearance (Section 3) or Prohibitions and Restrictions (Section 5) sections of this Code:

(a)          Direct obligations of the Government of the United States and U. S. Government Agencies;

(b)          Bankers? acceptances;

(c)           Bank certificates of deposit;

(d)          Commercial paper;

(e)          High quality short-term debt instruments[19], including, without limitation, repurchase agreements; and

(f)            Shares of those registered open-end investment companies that are not included under this Code?s definition of ?Covered Security?.

NOTE:? Specified provisions of this Code are applicable to investment in Federated Hermes funds included under this Code?s definition of ?Covered Security?.

?????????? 4.2 ??? Discretionary Accounts

Discretionary accounts over which the Access Person (or household member) has no investment discretion, but over which the Access Person retains control to designate an investment manager, are not subject to preclearance requirements (Section 3), prohibition of short-term profits (Section 5.4) or blackout periods caused by fund transactions (Section 5.8), but retain the prohibition on trading Federated Hermes stock (Section 3.6), Equity Initial Public Offerings (IPOs) (Section 5.2), the limitations of Private Placements (Section 5.3), and the minimum holding period for designated Federated Hermes Funds (Section 5.5) specified in this Code and are subject to all reporting requirements (Section 2).??

It is the Access Person?s responsibility to notify his or her broker or manager of these restrictions and limitations.??

Access Persons establishing discretionary accounts and the individuals accepting discretionary authority over such accounts are required to acknowledge, in writing, their understanding and acceptance of the restrictions applicable to such accounts.? Access Persons must provide information relating to the investment objective and any restrictions placed on his or her (or household member's) discretionary account(s) and any changes made to those objectives or restrictions to the Compliance Department.

5	Prohibitions and Restrictions

?????????? 5.1 ??? General Prohibitions

Every Access Person is prohibited from:

(a)          Employing any device, scheme or artifice to defraud the Fund;

?

(b)          Making any untrue statement of a material fact to the Fund or omitting to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading;

(c)           Engaging in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or

(d)          Engaging in any manipulative practice with respect to the Fund.

Examples: Causing the Fund to purchase a Covered Security owned by the Access Person for the purpose of supporting or driving up the price of the Covered Security, and causing the Fund to refrain from selling a Covered Security in an attempt to protect the value of the Access Person's investment, such as an outstanding option.

Without limiting the foregoing:

(i)             Each Access Person is prohibited from usurping investment or other business opportunities of a Fund for personal benefit (or for the inappropriate benefit of Federated Hermes).? Each Access Person owes a duty to the Funds to advance the Funds? legitimate interests when the opportunity to do so arises.? This duty of loyalty is violated if an Access

Person personally profits (or allows Federated Hermes to inappropriately profit) from an investment or other business opportunity that rightfully belongs to a Fund.? This problem could arise, for example, if an Access Person becomes aware through the use of Federated Hermes or Fund property, information or relationships of an investment opportunity (either a loan or equity transaction) in which the Fund is or may be interested, and then participates in the transaction personally or informs others of the opportunity before offering it to the Fund.? An Access Person is prohibited from using Federated Hermes or Fund property, information or relationships for personal gain (or for the inappropriate gain of Federated Hermes);

(ii)            Each Access Person is prohibited from taking inappropriate or unfair advantage of his or her relationship with a Fund or a Vendor.? Under this duty of fair dealing, no Access Person should take advantage of a Fund or a Vendor, or another person or entity, through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.? All business conducted on behalf of Federated Hermes is to be done with integrity and high fiduciary, legal and ethical business standards;

(iii)          Each Access Person is prohibited from misappropriating Federated Hermes or Fund assets; and

(iv)          Each Access Person is prohibited from taking any action to fraudulently influence, control, coerce, manipulate or mislead any independent accountants engaged in the performance of an audit of Federated Hermes' or a Fund's financial statements for the purpose of rendering such financial statements materially misleading.

(Any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Corporate Opportunities," "Fair Dealing," "Protection and Proper Use of Company Assets" and "Improper Influence on the Conduct of Audits" requirements in Federated Hermes' Code of Business Conduct and Ethics.? If you have questions concerning the duty of loyalty, the duty of fair dealing, use of assets or conduct of audits, contact the Compliance Department or Federated Hermes? Deputy General Counsel.)

?????????? 5.2 ??? Equity Initial Public Offerings (IPOs) are Prohibited

Access Persons may not directly or indirectly acquire Beneficial Ownership or exercise investment discretion, influence or control in any equity Security in an Initial Public Offering (IPO) without prior approval.? Exceptions may be approved in the following instances:

(a)          Initial Public Offerings (IPOs) relating to Securities of the employer of a spouse, when offered to all employees at the spouse?s level, or the demutualization of insurance companies, banks or savings and loans, if the Access Person owned a policy or held such a prior interest or relationship in or with the issuer, are allowed, and?

(b)          Initial offering of diversified investment funds, including, without limitation, closed-end funds and unit investment trusts (or "UITs") are allowed.

All such exceptions require reporting and preclearance approval in accordance with the provisions of Sections 2 and 3 above.

Initial public offerings in fixed income securities are permitted, however no Access Person will be allowed to invest in a fixed income Security during a blackout period caused by a Fund trade.

A special purpose acquisition company (SPAC) is a company with no commercial operations that is formed to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.? The initial public offerings of SPACs have the same conflict of interest potential as normal equity IPOs (potential usurpation of client opportunity or being offered the opportunity to purchase in the IPO due to client activity with the underwriting broker/dealer).? Therefore, purchasing the IPO of SPAC issuances is prohibited as well.? Secondary trading of SPAC shares is permitted in accordance with pre-clearance, short-swing profit, and other provisions of the Code.?

?

?????????? 5.3 ??? Private Placements Require Prior Compliance Approval

Access Persons may not directly or indirectly acquire Beneficial Ownership or exercise investment discretion, influence or control in any Private Placement Security without prior approval.? Any such transaction requires reporting and preclearance approval directly from the Compliance Department.? No Access Person will be allowed to invest in a Private Placement Security in which a Fund has an investment or contemplates participation.

If an Investment Person receives prior approval and acquires a Private Placement Security, the Investment Person must disclose this investment to the Chief Investment Officer (or the Chief Investment Officer?s designee) before the Investment Person may participate in any subsequent consideration of any potential investment by a Fund in the issuer of that Security.

Following a purchase by an Investment Person in an approved personal transaction, any purchase by a Fund of Securities issued by the same company (other than secondary market purchases of publicly traded Securities) will be subject to an independent review by the Compliance Department.

?????????? 5.4 ??? Prohibition of Short-Term Profits ? 60 Day Rule ? Individual Securities

As a general rule, personal Securities transactions of Access Persons should be for long-term investment purposes and should not be initiated for short-term profits.? Profits realized on the sale of an individual Security held less than 60 days must be disgorged.

(a)          When a new purchase results in multiple lots of a Security held in personal portfolios, no lot of the same Security may be sold within 60 days if sale of any lot of the Security would result in a gain.

(b)          Similarly, no Security may be purchased within 60 days of the sale of the same Security, unless the Security is purchased at a price greater than the price of any sale of the Security within the prior 60 days.

(c)           This prohibition applies to all transactions involving exchange traded funds?

????? ???? (ETFS) except for any Federated Hermes exchange traded funds.? Federated Hermes exchange traded funds are subject to the holding period based on FIFO outlined in Section 5.5.

Note: The short-term profit prohibition also applies to derivative transactions in securities.? Any transaction completed to liquidate a previously established derivative position in a security (either through purchasing or selling the underlying security, assigning a derivative contract, covering margin requirements, or taking an offsetting derivative position) within 60 calendar days of the original transaction date, that results in a gain, would be a violation of the Code.? Further, derivative transactions cannot have an expiration date of less than 60 calendar days at the point of purchase.

?

?????????? 5.5 ??? Minimum Holding Period ? Designated Federated Hermes Funds

Any holding of a Federated Hermes? fund which, according to its prospectus has adopted Frequent Trading Policies and is subject to monitoring for Frequent Trading will be subject to the following conditions:?

(a)            The minimum required holding period for shares of Federated Hermes? funds subject to monitoring for Frequent Trading is 60 days, unless the particular fund has a redemption fee provision lasting for a longer period, in which case the minimum holding period will be the same as the redemption fee period.? Holding periods will be measured for fund transactions for this condition on a "first in, first out" (FIFO) accounting basis.?

(b)            In addition to the holding period specified above, shares of Federated Hermes? funds that are subject to monitoring for Frequent Trading are further subject to the limitations expressed within the prospectus regarding frequency of trading that may be deemed excessive or disruptive, including but not limited to purchases and sales within 30 days or trading that is deemed disruptive over periods longer than 30 days.? Such frequent or disruptive trading may occur in the same account or more than one account; that is to say that a purchase may be made in one account and a sale in another account and still be subject to these provisions.?? Access persons making asset allocation adjustments (transfers between or re-balancing) to investments in Federated Hermes funds that are subject to monitoring for Frequent Trading must observe these limitations and restrictions.?? A violation of the Frequent Trading Policies of any Federated Hermes Fund will be treated as a violation of the Code and will be subject to sanctions imposed by the Chief Compliance Officer.

(c)            Systematic purchases (periodic contributions or 401k deferrals) or systematic or periodic withdrawals, that are part of a regular pattern, as determined by the Compliance Department, will generally not trigger a holding period violation.? Similarly, required income distributions by a trust, minimum required individual retirement account (IRA) distributions and 529 Plan distributions for education expenses will not generally trigger a holding period violation.?

(d)            The Compliance Department shall be authorized to grant further exception from the required holding period in cases of exceptional hardship that could not be reasonably foreseen by an Access Person.

(e)            The minimum required holding period for shares of any Federated Hermes? exchange traded funds (ETFs) is 60 calendar days (based on FIFO) and systematic purchases that are part of a regular pattern, as determined by the Compliance Department, will generally not trigger a holding period violation.? Activity involving Federated Hermes exchange traded funds also require preclearance as outlined in Section 3.1.??

?????????? 5.6 ??? Prohibition on Insider Trading

Use of material, non-public information about any issuer of Securities by an Access Person is prohibited, regardless of whether such Securities are held by or have been recommended for any Fund.? ?Material non-public information? relates not only to issuers, but also includes, without limitation, an Adviser?s Securities recommendations and Fund Securities holdings and transactions.? In limited instances, awareness of material, non-public information relating to a specific Federated Hermes Fund, could subject certain Access Persons, as identified by the Compliance Department, to a blackout period during which those specified Access Person would be prohibited from buying or selling shares of the Fund.

(See the Federated Hermes ?Policy on Trading and Confidentiality? for more information.? Also, any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Insider Trading" requirements in Federated Hermes' Code of Business Conduct and Ethics.? If you have questions concerning insider trading issues, contact the Compliance Department or Federated Hermes? Deputy General Counsel.)

?????????? 5.7 ??? Disclosure or Misuse of Fund Information

Selective disclosure to third parties or misuse of any material, nonpublic Fund-related information by an access person is prohibited.? No portfolio holdings or any other material, nonpublic information regarding a Fund may be disclosed, unless the same data is posted on the public website for other investors or is otherwise publicly available on a simultaneous basis.? ?Material? information is defined as any Fundrelated information that might be expected to impact an investor's decision to buy, sell or hold a Fund or Security, and may include, without limitation, holdings, trading strategies, pending transactions, performance or performance attribution, duration, yields or other key statistics.? Requests for public disclosure of previously undisclosed information or to release information on a more frequent schedule must be approved by the President of the Advisory Companies and the Chief Compliance Officer.

The Purchase or Sale of Federated Hermes fund shares based on material, nonpublic information about the fund's portfolio is similarly prohibited.

(See the Federated Hermes ?Fund Information Disclosure Policy? for more information. Also, any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Confidentiality" requirements in Federated Hermes' Code of Business Conduct and Ethics.? If you have questions concerning disclosure or misuse of Fund information, contact the Compliance Department or Federated Hermes? Deputy General Counsel.

?????????? 5.8 ??? Blackout Periods ? Fund Trades

Portfolio Managers, Research Analysts and ETF Operations Personnel identified as serving a Fund or group of Fund(s) are prohibited from purchasing or selling any Covered Security for which there is an open ?buy? or ?sell? order or any Covered Security that has been purchased or sold by those Fund(s) within fifteen (15) calendar days before or after the Fund purchases or sells that Security.? Personal transactions that occur before transactions in those Fund(s) will be prohibited if the aggregate related open ?buy? or ?sell? orders and/or purchases or sells of that Covered Security by those Fund(s) are thereafter determined to have been of an amount sufficient to trigger a blackout period.? Transactions of those Funds in any amount will cause personal transactions to be prohibited for fifteen days after the trades.? This provision supersedes any prior preclearance.?

Investment Personnel who are not among the Portfolio Managers, Research Analysts and ETF Operations Personnel identified as serving the Fund(s), as provided above, may not purchase or sell a Covered Security within seven (7) calendar days after one or more Funds have open ?buy? or ?sell? orders and/or purchases or sells in the same Covered Security in an amount sufficient to trigger a blackout period, subject to any prior preclearance.??

All other Access Persons may not purchase or sell a Covered Security on any day during which one or more Funds have open ?buy? or ?sell? orders and/or purchases or sells the same Covered Security in an amount sufficient to trigger a blackout period, subject to any prior preclearance.

NOTE:? For purposes of administering this Section, all MDT employees shall be considered Investment Personnel, but generally no MDT employees shall be considered portfolio managers, traders or research analysts.??

The Compliance Department shall have discretion in determining the methodology by which blackout periods are calculated.?

?????????? 5.9 ??? Prior Knowledge

No Access Person may execute a personal transaction, directly or indirectly, in any Covered Security and no prior preclearance will apply, when he or she knows, or should have known, that the Covered Security is being: (a) Considered for Purchase or Sale by the Fund; or

??????????????????????? (b) ?????? Purchased or sold by the Fund.

5.10 Serving as a Director or Officer of Outside Organizations

This Section applies to Access Persons, but not any household members of such Access Persons.

While serving the community is a worthy objective, a director or officer of any organization has access to sensitive information and charts the course of that entity.? Federated Hermes must take safeguards to shield Federated Hermes and Access Persons (including, without limitation, Investment Personnel) from even the appearance of impropriety.? To that end:

(a)          All Access Persons are prohibited from serving as an officer or director of any other organization unless written approval is first granted by the Compliance Committee.? Approval of the Committee is not required in those situations where the organization is not-for-profit and does not issue securities.?

(b)          All Access Persons must notify the Chief Compliance Officer in writing (by completing the Non-Federated Hermes Business or Board Activity request form) of any organization for which such Access Person serves in compliance with this Section: (1) initially upon becoming an Access Person or, (2) before they accept and begin to serve as an officer or director, and/or (3) upon resigning from any such position.

(c)           If approval to serve as an officer or director of an organization is granted, an Access Person has an affirmative duty to (1) recuse himself or herself from participating in any deliberations inside Federated Hermes regarding such organization, and (2) not share non-public information of such organization with any Federated Hermes personnel (including, without limitation, any Investment Personnel).

(d)          The President of the Advisory Companies and all Investment Personnel reporting directly or indirectly to him are further prohibited from serving as an officer or director of any publicly issued or privately held issuer of a Security (whether ?for profit,? ?not for profit,? ?charitable? or otherwise) that is or may become an eligible investment for a Fund unless an exception is granted by the Compliance Committee pursuant to the following provisions:??

(i)       In the case of charitable, eleemosynary, municipal or educational organizations only, if the organization has no securities outstanding or if all Chief Investment Officers confirm in writing that the securities of the issuer either are not qualified for investment by the funds or that adequate alternative investments are available, and the President of the Advisory Companies approves, then the Compliance Committee may approve service as an officer or director by an Investment Person, subject to semiannual confirmation by the Chief Investment Officers and approval by the President of the Advisory Companies that these conditions have not changed.??

(ii)      In the instances specified in Paragraph d. (i) of this Section, above, the Compliance Department shall maintain the organization on the Funds Restricted List.? Inclusion on the Restricted List shall make any security of the issuer an ineligible investment for the funds.? The Compliance Department shall communicate the Restricted List to all Chief Investment Officers and the President of the Advisory Companies quarterly.??

(iii)    If an Investment Person, at the time of adoption of this amended provision of the Code or, in the case of a new hire, at the time of his or her employment, is serving as an officer or of a charitable or eleemosynary organization that has issued securities eligible for or owned by the funds, then the Investment Person shall recuse himself or herself from all discussions concerning possible investment by the funds in such security and may request that his or her current term in such role may be completed.? The Compliance Committee may approve completion of terms under such circumstances if it deems the remaining term reasonable.?? Approval to continue a current term will not permit the Investment Person to begin another term on the board.

(iv)    If a Security issued by a charitable or eleemosynary organization becomes an eligible investment for a Fund while an Investment Person is serving as an officer or director, the Investment Person shall be subject to the same terms as are provided in Paragraph (d)(iii) of this Section, above.?

(v)     If a Security issued by any organization that is not a charitable or eleemosynary organization becomes an eligible investment for a Fund after an Investment Person has begun serving as an officer or director, the Investment Person must immediately resign from such role and recuse himself or herself from all matters relating to the organization.?

(e)          If an Access Person serves as an officer or director of a non-public organization, and the organization seeks to issue securities, such Access Person must, promptly after the company?s intention to issue securities becomes public, take steps to notify the Chief Compliance Officer in writing.? If an exception has not been reconfirmed under this Section or if continued service would be prohibited under this Section, as of the time when the organization?s securities are first offered to the public, then the Access Person must immediately resign from such board and recuse himself or herself from all board matters.

(f)            Nothing in this Section limits or restricts service on the Board of Federated Hermes, its subsidiaries, Federated Hermes Funds, Proprietary Funds, or other funds administered by subsidiaries of Federated Hermes.

NOTE:? Any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Corporate Boards" requirements in Federated Hermes' Code of Business Conduct and Ethics.

5.11 Excessive Trading and Market Timing

(a)          Access Persons are strongly discouraged from trading excessively.? This applies to both individual Securities and registered investment company Securities included under this Code?s definition of ?Covered Security.?? The Chief Investment Officers, the President of the Advisory Companies and the Head of Trading will review the transaction volume of Investment Personnel on a quarterly basis.? The transaction volume of other Access Persons may be reviewed with other managers periodically.

(b)          Access Persons are prohibited from market timing.? This includes, without limitation, entering into any agreement or arrangement to permit market timing by any fund, shareholder or accountholder or in any fund, or by any broker, dealer, bank or other financial institution, person or entity.? Frequent or shortterm trading into and out of funds can have adverse consequences for the funds, shareholders and accountholders who use the funds as long-term investment vehicles.? Such trading in significant amounts can disrupt the funds' investment strategies (e.g., by requiring the funds to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions or cash flow needs), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by or in respect of the funds.? Such trading may also seek to profit by estimating changes in a fund?s net asset value in advance of the time as of which net asset value is calculated.

5.12 Independent Directors

Notwithstanding the other restrictions or exemptions provided under this Code, Independent Directors (other than Independent Directors identified by the Compliance Department as being Access Persons subject to additional provisions of this Code) and their household members are subject only to the following Code restrictions:

Section 5.1	General Prohibitions
Section 5.5	Minimum Holding Period ? Designated Federated Hermes Funds
Section 5.6	Prohibition on Insider Trading
Section 5.7	Disclosure or Misuse of Fund Information
Section 5.9	Prior Knowledge

Section 5.11 Excessive Trading and Market Timing

In order to monitor compliance with the above referenced Code provisions, Section 2.4 further requires Independent Directors to disclose holdings and transactions in certain Federated Hermes funds (including Federated Hermes ETFs) for themselves and their household members.

5.13 Restrictions on Investment Clubs

Investment Personnel who wish to participate in an investment club must request Chief Investment Officer approval prior to joining in the club activity.? Names of other club members must be disclosed.? The Chief Investment Officer shall notify the Compliance Department when such approval is granted.

Access Persons will be deemed to have investment discretion, influence or control in any trade by the club.? All investment club activity by any Access Person will require preclearance and must be reported by duplicate confirms and statements.

5.14 Disclosure of Personal Interests

All Access Persons (including, without limitation, Investment Personnel) are prohibited from:

(a)            Recommending, implementing or considering any Securities transaction for a Fund, or?

(b)            Negotiating any agreement or otherwise arranging for any relationship with any Vendor,

without having disclosed in writing to the Chief Investment Officer (in the case of Investment Personnel) (or another person designated by the Chief Investment Officer) (Chief Investment Officers shall disclose to the President of the Advisory Companies) or the Compliance Department (in the case of all other Access Persons):

(i)            any material Beneficial Ownership, business or personal relationship, or other material interest, that the Access Person has in an issuer or its affiliates, or in a Vendor, or?

(ii)           other material conflict of interest that the Access Person has with an issuer or its affiliates or with a Vendor.

If the Chief Investment Officer (or other designated person) or Compliance Department determines that the disclosed interest is a material conflict of interest, then the Access Person may not participate in (a) any decision-making process regarding the Securities of that issuer, or (b) any negotiations or discussions with any Vendor.

In addition to the specific requirements above, each Access Person has the responsibility to use his or her best judgment to assess objectively whether there might be even the appearance of a conflict of interest or acting for reasons of personal gain (or the inappropriate gain of Federated Hermes to the detriment of a Fund, an issuer or its affiliates or a Vendor).? If you have questions regarding disclosure of personal interests and conflicts of interest, contact the Compliance Department or Federated Hermes? Deputy General Counsel).

NOTE:? Refer also to the "Conflicts of Interest" and "Personal Financial Interests; Outside Business Interests" requirements in Federated Hermes' Code of Business Conduct and Ethics.

6 ???? Prohibitions on Giving/Receiving Gifts; Political and Charitable Contributions

Access Persons are in a position of trust and must exercise great care to preserve their independence.? As a general rule, no Access Person should ever receive, solicit, make or offer an inappropriate payment or anything of value in exchange for a decision involving Federated Hermes?, a Fund's or a Vendor's business.? Decisions must be made in an unbiased manner.? Bribery, kickbacks and other improper payments have no place in Federated Hermes' business.

Without limiting the foregoing general principles:

(a) Every Access Person is prohibited from giving, either individually or in the aggregate with all other Access Persons, or receiving any gift, favor, preferential treatment, valuable consideration, or other thing of more than a de minimis value in any year to or from any Fund, or other person or entity, from, to or through whom Fund purchases or sells Securities, or an issuer of Securities or its affiliates or a Vendor.? For purposes of this Code, ?de minimis value? is equal to $100 in the aggregate in the US; ?50 in the aggregate in the UK; and, ?100 in the aggregate in Germany or less.? This prohibition does not apply to:

?       (i) salaries, wages, fees or other compensation paid, or expenses paid or reimbursed, in the usual scope of an Access Person's employment responsibilities for the Access Person's employer;

?       (ii) meals, refreshments or entertainment of reasonable value in the course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions;

?       (iii) advertising or promotional material of nominal value, such as pens, pencils, note pads, key chains, calendars and similar items;

?       (iv) the acceptance of gifts, meals, refreshments, or entertainment of reasonable value that are related to commonly recognized events or occasions, such as a promotion, new job or recognized holiday; or

?       (v) the acceptance of awards, from an employer to an employee, for recognition of service and accomplishment.

Note:??? Access Persons must be aware that in certain instances, gifts and/or various forms of entertainment may be subject to lower limitations or be prohibited entirely to certain individuals, including government officials, and it remains the obligation of the Access Person to verify actual limits or prohibitions with the Compliance Department, (which may further require discussion with the Legal Department)? prior to making a gift or engaging in such other activities.? Such activities may be limited or prohibited by federal, state, local or foreign laws.

Investment Personnel should also refer to the Investment Management Gift and Entertainment Policy and Procedures.

(b) Every Access Person is prohibited from (i) making political or charitable contributions solely for the purpose of obtaining or retaining assets from, or advisory contracts or other business relationships with, federal, state, local or foreign governments or governmental agencies, or political subdivisions of any of them, or charitable organizations; and (ii) considering an Adviser?s or Federated Hermes? current or anticipated business relationships as a factor in soliciting political or charitable donations.

NOTE:? Any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Payments and Gifts" requirements in Federated Hermes' Code of Business Conduct and Ethics.? Any Access Persons who are subject to the Broker-Dealer Written Supervisory Policies and Procedures also should consult those procedures for additional guidance on the receipt of gifts and gratuities. If you have questions regarding the receipt of gifts or political and charitable contributions, contact the Compliance Department or Federated Hermes? Deputy General Counsel.

7	Review, Reporting, Education and Sanctions

?????????? 7.1 ??? Management Review of Investment Personnel?s Trading Activity

The President of the Advisory Companies, the Chief Investment Officers, the Head of Trading and such additional managers as the President of the Advisory Companies may designate will receive monthly reports of investment-related activity by Investment Personnel, such as preclearance requests, executed transactions and any other activity.? Personal investment data will be reviewed to determine whether the transactions conflict with any Fund activity and whether the transactions appear appropriate and consistent with the position and responsibility of the Investment Person.

?????????? 7.2 ??? Compliance Review of Reports and Trading Activity, and this Code of Ethics

Federated Hermes? Compliance Department will review all initial holdings reports, confirmations, quarterly transaction reports, annual holdings reports and other reports and information required to be submitted under this Code to identify improper trading activity or patterns of trading, and to otherwise seek to verify compliance with this Code.? Without limiting the foregoing, the Compliance Department will review personal trading activity and trading records to identify possible violations, including: (a) Delay in reporting individual investments or investment accounts;

(b)          Failure to report individual investments or investment accounts;

(c)           Filing false or incomplete reports;

(d)          Failure to preclear individual trades;

(e)          Executing trades that violate provisions of this Code; and

(f)            Failure to comply with the receipt of gifts provision.

In addition, the review may also include (as applicable, and in the Compliance Department's discretion): (i) a comparison of personal trading to applicable restricted lists; (ii) an assessment of whether an Access Person is trading for his or her own account in the same Securities he or she is trading for Funds (and, if so, whether the Funds are receiving terms as favorable as the Access Person takes for himself or herself); (iii) an assessment of Access Person trading patterns for indications of abuse (including, without limitation, "market timing"); (iv) an analysis of any substantial disparities between the quality of performance an Access Person receives for his or her own account and that he or she receives for Funds; and (iv) an analysis of any substantial disparities between the percentage of personal trades that are profitable and the percentage that are profitable when he or she places trades for Funds.

Federated Hermes' Compliance Department also will review this Code, and the implementation, effectiveness and enforcement of this Code, at least once annually or more frequently in response to material changes in legal requirements or business practices, as contemplated by Federated Hermes' written compliance program.

?????????? 7.3 ??? Self-discovery and Reporting

(a)          Each Access Person is required to report violations or suspected violations by any party of this Code promptly to the Compliance Department.? If the person within the Compliance Department that receives the report is not the Chief Compliance Officer, that person must report all violations reported to the Chief Compliance Officer.

(b)          Immediate disclosure by an Access Person to the Compliance Department of a self-discovered violation and correction of that violation (including, without limitation, the immediate disgorging of any gain) will generally be treated as a violation to be recorded, but not as a material violation, if the Access Person has not benefited by the transaction and the Compliance Department determines that the violation was not intentional.

(c)           It is Federated Hermes' policy that retaliation against Access Persons who report actual or suspected violations of this Code is prohibited.? Any actual or attempted retaliation will be treated as a separate violation of this Code, which will be subject to sanction in accordance with Section 7.5 below (including, without limitation, termination).

NOTE:? Any Access Person who is a director, officer or employee of Federated Hermes should also refer to the "Reporting of any Illegal or Unethical Behavior" requirements in Federated Hermes?s Code of Business Conduct and Ethics.? If you have questions concerning reporting violations, contact the Compliance Department or Federated Hermes? Deputy General Counsel.

?????????? 7.4 ??? Education

From time to time the Compliance Department will schedule training sessions or may otherwise distribute educational materials regarding this Code.? Access Persons are required to participate in all training sessions offered.? Access Persons will be required to provide a written acknowledgment that the Access Person received, read and understood the Code and its administration.

?????????? 7.5 ??? Sanctions

Upon determining that a violation of this Code or its Associated Procedures has occurred, the Chief Compliance Officer may take such actions or impose such sanctions, if any, as may be deemed appropriate, including, without limitation:

(a)          Issue a letter of censure;

(b)          Assess a fine, either nominal or substantial;

(c)           Require the unwinding of trades;

(d)          Require the disgorging of profits;

(e)          Disallow discretionary accounts or required preclearance of discretionary account trades;

(f)            Prohibit or place further restrictions on personal trading or other activities;?

(g)          Recommend suspension;?

(h)          Recommend a reassignment of duties or job functions; or

(i)            Recommend that the employment of the violator be terminated.

?????????? 7.6 ??? Factors for Consideration

Sanctions listed above may be assessed individually or in combination.? Prior violations of the Access Person and the degree of responsibility exercised by the Access Person will be taken into consideration in the assessment of sanctions.

In instances where a member of the Access Person?s household commits the violation, any sanction will be imposed on the Access Person.

If extraordinary or unforeseen circumstances exist, an appeal may be directed to the Compliance Department.? Appeals are solely within the discretion of the Chief Compliance Officer.? The Chief Compliance Officer shall further have full discretion and authority to make special provision under and/or interpret or apply provisions of this Code.

?????????? 7.7 ??? Reporting of Violations

(a)          Violations of Investment Personnel and proposed sanctions will be reported to the responsible Chief Investment Officer and/or Manager. ?Violations of other Access Persons, and proposed sanctions, will be reported to the responsible Senior Manager. All violations and the proposed sanction will be reported to Senior Management and the Board of Directors of the Federated Hermes Funds quarterly.

(b)          Any patterns or trends noted and any difficulties in administration of this Code shall be reported to Senior Management and to the Board of Directors of the Federated Hermes Funds, at least annually.

8	Definitions

8.1      1933 Act

The ?1933 Act? means the Securities Act of 1933, as amended.

8.2      1934 Act

The ?1934 Act? means the Securities Exchange Act of 1934, as amended.

8.3      1940 Act

The ?1940 Act? means the Investment Company Act of 1940, as amended.

?????????? 8.4 ??? Access Person

?Access Person? means any person who participates in or who: (i) in connection with his or her duties, obtains or could obtain any information concerning recommendations on Covered Securities being made by the investment adviser to any Fund or (ii) any person who has access to nonpublic information regarding any Fund?s Purchase or Sale of Securities, or nonpublic information regarding the portfolio holdings of any Reportable Fund.

?Access Person? includes, without limitation, a director, trustee, officer, managing general partner, general partner, or Investment Person of a Fund, of the Underwriter, and of the Adviser and other persons designated by the Compliance Department,? any trust over which an Access Person is a trustee with investment discretion, influence or control, (either for the benefit of the Access Person or for any other party), any closelyheld entity (such as a partnership, limited liability company or corporation) and any account (including, without limitation, any retirement, pension, deferred compensation or similar account) with respect to which the Access Person has investment discretion, influence or control.??

Activity (including, without limitation, trading activity) by an Access Person?s household members will generally be attributed to the Access Person.? (If emancipated adult children or other independent parties also reside in the household, the Access Person must either declare that the Access Person has no discretion, influence or control over the investment decisions of such other party or the Access Person must report the party as an Access Person.)

?????????? 8.5 ??? Adviser

?Adviser? means any subsidiary of Federated Hermes registered as an investment adviser with the SEC.

?????????? 8.6 ??? Advisers Act

?Advisers Act? means the Investment Advisers Act of 1940, as amended.

?????????? 8.7 ??? Associated Procedures

?Associated Procedures? means those procedures and/or statements that have been adopted by the Underwriter, the Adviser, a Fund or the Compliance Department, and which are designed to supplement this Code and its provisions.

?????????? 8.8 ??? Automatic Investment Plan

?Automatic Investment Plan? means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation.? An ?Automatic Investment Plan? includes, without limitation, a dividend reimbursement plan and automated contribution plan automatic activity.

?????????? 8.9 ?? Beneficial Ownership

?Beneficial Ownership? will be attributed to an Access Person in all instances where the Access Person directly or indirectly (i) possesses the ability to purchase or sell the Covered Securities (or the ability to direct the disposition of the Covered Securities); (ii) possesses voting power (including the power to vote or to direct the voting) over such Covered Securities; or (iii) receives any benefits substantially equivalent to those of ownership.? It is the intent of Federated Hermes that ?Beneficial Ownership? be interpreted in the same manner as it would be under 17 C.F.R. ? 240.16a-1(a)(2) in determining whether a person has Beneficial Ownership of a Security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder.

8.10 Board

The ?Board? means, with respect to a fund, the board of directors or trustees or any other group serving a similar function that has adopted this Code on behalf of the fund.

8.11 Code

?Code? means this Code of Ethics and any Associated Procedures.

8.12 Compliance Committee

?Compliance Committee? means the committee referenced under the Federated Hermes Code of Business Conduct and Ethics, consisting of, among others, the Chief Compliance Officer, the Deputy General Counsel, the Chief Audit Executive and the Chief Risk Officer.

8.13 Compliance Department

The ?Compliance Department? means the Chief Compliance Officer of Federated Hermes and those other individuals designated by him or her as responsible for implementing this Code and the Associated Procedures.

8.14 Control

?Control? has the same meaning as that set forth in Section 2(a)(9) of the 1940 Act.

8.15 Covered Security

?Covered Security? means any Security, or interest in a Security held in any form, not expressly excluded by provisions of this Code, including, without limitation:? equity and debt Securities; derivative Securities, including, without limitation, options on and warrants to purchase equity or debt Securities; shares of closed-end investment companies; all exchange traded funds; investments in unit investment trusts; and any related instruments and Securities.? ?Covered Security? also means shares of any Reportable Funds and any 529 Plan or annuity employing such funds, unless specifically excluded in the paragraph below.? Also included are futures, swaps and other derivative contracts.

?Covered Security? does not include:? (1) direct obligations of the Government of the United States or U. S. Government Agencies (regardless of their maturities); (2) bankers' acceptances; bank certificates of deposit; commercial paper; high quality short-term debt instruments, including repurchase agreements; (3) shares of 1940 Act registered investment companies that are designated as money market funds; (4) shares issued by 1940 Act registered open-end investment companies (other than Reportable Funds) in a direct account with a mutual fund, or 529 Plan or annuity offeror when that account may only hold registered open-end investment company Securities; or (5) shares issued by unit investment trusts (or "UITs") that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

8.16 Federal Securities Laws

?Federal Securities Laws? means (a) the 1933 Act, (b) the 1934 Act, (c) the SarbanesOxley Act of 2002, (d) the 1940 Act, (e) the Advisers Act, (f) Title V of the GrammLeach Bliley Act, (g) any rules of the SEC promulgated under any of the statutes identified in (a) through (f) above, (h) the Bank Secrecy Act as it applies to registered mutual funds and investment advisers, and (i) any rules adopted under the Bank Secrecy Act by the SEC or the Department of Treasury.

8.17 Federated Hermes

?Federated Hermes? means Federated Hermes, Inc. and any of its subsidiaries as the context may require.

8.18 Fund

?Fund? means (i) each investment company registered under the 1940 Act (and any series or portfolios of such company) for which an Adviser serves as an investment adviser (as defined in ? 2(a)(20) of the 1940 Act or an Underwriter serves as a principal underwriter (as defined in ?? 2(a)(29) and (40) of the 1940 Act) and (ii) any other investment account or portfolio over which an Adviser exercises investment discretion (whether pursuant to a direct advisory agreement, through a managed account or "wrap fee" program, or otherwise), and (iii) any investment adviser, broker, dealer, bank, or other financial institution to which Federated Hermes provides nondiscretionary investment advisory services.

8.19 Independent Director

?Independent Director? means a member of the Federated Hermes Funds? Board who is not an ?interested person? of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

8.20 Influence

Influence means taking an action that is reasonably expected to materially modify the independent investment decision-making of a person who controls or otherwise has investment discretion with respect to an account (whether by imposing a restraint on such decision-making ability or directing a decision).

8.21 Initial Public Offering

?Initial Public Offering? means an offering of Securities registered under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

8.22 Investment Person; Investment Personnel

?Investment Person? or ?Investment Personnel? means (a) Access Persons with direct responsibility and authority to make investment decisions affecting the Fund (such as portfolio managers and Chief Investment Officers) and individuals who provide information and advice to such portfolio managers (such as Securities analysts); and (b) those who assist in executing investment decisions for the Fund (such as traders) and their related staff members.??

?Investment Person? or ?Investment Personnel? further means any trust over which an Investment Person is a trustee with investment discretion, influence or control, (either for the benefit of the Investment Person or for any other party), any closely-held entity (such as a partnership, limited liability company or corporation) in which an Investment Person holds a Controlling interest and with respect to which he or she has investment influence or control, and any account (including, without limitation, any retirement, pension, deferred compensation or similar account) with respect to which the Access Person has investment discretion, influence or control.? Investment Person is intended to include and includes persons deemed to be Supervised Persons pursuant to Rule 204A-1 under the Investments Advisers Act of 1940, as further defined hereunder.

Activity (including, without limitation, trading activity) by an Investment Person?s household members will generally be attributed to the Investment Person.? (If emancipated adult children or other independent parties also reside in the household, the Investment Person must either declare that the Investment Person has no discretion, influence or control over the investment decisions of such other party or the Investment Person must report the party as an Investment Person.)

8.23 Private Placement

?Private Placement? (or ?limited offering?) means an offering that is exempt from registration under the 1933 Act pursuant to Section 4(2) or Section 4(6) of the 1933 Act or pursuant to rule 504, rule 505 or rule 506 under the 1933 Act.

8.24 Purchase or Sale

?Purchase or Sale? of a Security or Covered Security includes, among other things, the writing of an option, future or other derivative contract to purchase or sell a Security or Covered Security.

8.25 Reportable Fund

?Reportable Fund? means any 1940-Act registered open end investment company for which an Adviser serves as investment adviser as defined in Section 2(a)(2) of the 1940 Act, or any 1940-Act registered investment company whose investment adviser or principal underwriter Controls an Adviser, is Controlled by an Adviser or is under common Control with an Adviser.

8.26 SEC

The ?SEC? means the Securities and Exchange Commission of the United States, and any successor thereto.

8.27 Security

?Security? or "Securities" means any security as defined in Section 2(a)(36) of the 1940 Act or Section 202(a)(18) of the Advisers Act.?

8.28 Supervised Person

"Supervised Person" means directors, officers and partners of an Adviser (or other persons occupying a similar status or performing similar functions), employees of an Adviser, and any other person who provides advice on behalf of an Adviser and is subject to the Adviser?s supervision and control.

8.29 Underwriter

?Underwriter? means any subsidiary of Federated Hermes registered as a broker/dealer with the SEC.

8.30 Vendor

"Vendor" means any borrower, lender, tenant, landlord, supplier, service provider (including, without limitation, a service provider to a mutual fund) or other vendor of Federated Hermes (including, without limitation, any Adviser or any other affiliate), any managed account or "wrap fee" program sponsor or turnkey platform provider, or any other third party that has or is seeking a relationship with Federated Hermes (including, without limitation, any Adviser or other affiliate).

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Approved by:? ???????/s/?? John B. Fisher ??????????? ??????????????????????? ???????????? Date: 10/31/2021

???????????????????????? President of the Advisory Companies

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Approved by:????????? /s/?? Stephen Van Meter??????????????????????????? ?? ??????????? Date: 11/01/2021????????????????????????????????????????? Compliance

??????????? ??????? ???? ??????????? ??????????? ??????????? ??????????? ?

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Addendum

ACCESS PERSONS PROCEDURES

1?? Preclearance Approval Using TradeComply

(a)          All Access Persons who wish to effect a personal Securities transaction, whether a purchase, sale, or other disposition, must preclear the Covered Security in TradeComply prior to engaging in the transaction.? Private Placement securities must be precleared directly through the Compliance Department.

(b)          When trading options, the Access Person must preclear the option and the underlying Security before entering into the option contract.

(c)           Based on established criteria, TradeComply determines whether the contemplated transaction should be permitted.? The primary criterion applied is whether the Covered Security is on the Federated Hermes Equity Restricted List or Open Order lists, or whether the Covered Security was traded by any of the Federated Hermes advised Funds (fund trade information is updated nightly in TradeComply).

(d)          Approval is either granted or denied immediately in TradeComply.

(e)          If approval is denied, the contemplated personal transaction in that Covered Security is prohibited until prior approval is subsequently granted upon request in TradeComply.

(f)            If approval is granted, the Access Person is free to effect the personal transaction in that Covered Security until the end of the next trading day only (subject to revocation as contemplated in Section 3.2 of this Code).? In this regard, open orders extending beyond the next trading day (good till cancel) must be resubmitted for approval in TradeComply to comply with this Code.

(g)          All trade requests and their dispositions are maintained in TradeComply and reviewed by the Compliance Department in conjunction with other information provided by Access Persons in accordance with this Code.

(h)          The Compliance Department reviews all potential violations identified by TradeComply after Fund trades and personal trades have been compared and determines the appropriate action to be taken to resolve each identified violation.

2?? Federated Hermes Funds Compliance Review

Access Persons must provide all relevant information concerning investments in

Federated Hermes funds held in accounts with financial institutions or intermediaries

????????????????????????????????????????????????????????????????????? A-1

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(banks, broker-dealers, etc.) to the Compliance Department in the same manner and subject to the same timing requirements as individual Securities.

3?? Non-U.S. Based Federated Hermes Access Persons

(a)???? Access Persons who are not located in the U.S. must request preclearance approval from the Compliance Department via email.? Access Persons must provide specific trade details including the issuer name, anticipated date of transaction, full name of Security (i.e., title), description (i.e., type), CUSIP or SEDOL number or exchange ticker symbol, number of shares and principal amount, interest rate and maturity date (if applicable) and the type of transaction (purchase or sale).??? The Compliance Department requests preclearance for the transaction through TradeComply during normal business hours on the day the request is received.? The Compliance Department notifies the Access Person via email of the results of the preclearance request.

If the trade request is approved, the Access Person must execute the trade no later than the close of business on the business day following the date of the request (subject to revocation as contemplated in Section 3.2 of this Code).

4?? Non-Federated Hermes Access Persons

(a)          Transaction and holdings information of non-Federated Hermes officers of Federated Hermes and/or proprietary funds shall be reviewed on a quarterly basis to determine whether any patterns of conflict are exhibited with any Funds for which Federated Hermes has access to Fund transaction information, and

(b)          Data relating to the trades of all personnel designated as Access Persons of a Fund for which Federated Hermes does not have access to Fund transaction information will be submitted to Compliance Department or other appropriate personnel of the Fund?s adviser for review on a quarterly basis.

????????????????????????????????????????????????????????????????????? A-2

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COMPLIANCE DEPARTMENT PROCEDURES

1	Preclearance

(a)        Documentation of valid preclearance approval, including a statement that the Access Person was not aware of any consideration of a Security by research analysts or Fund portfolio managers for a recommendation, an actual Fund trade or an anticipated transaction, shall be conclusive for purposes of reviewing a personal transaction, unless additional facts or a preponderance of circumstances suggest otherwise.? This conclusive presumption does not apply to research analysts covering or recommending a Covered Security involved in a Fund trade or portfolio managers of a Fund making a trade in that Security.

(b)        Before approving a preclearance request for a Private Placement, submitted by an Access Person, the Compliance Department shall inquire of the appropriate portfolio manager(s) and head trader(s) as to whether an order is pending or expected to be entered for the same Security.? In cases where an Investment Person has submitted the request for preclearance, the Compliance Department shall also notify the Chief Investment Officer to whom the Investment Person reports.? The Compliance Department will notify the Access Person as to whether or not the investment has been precleared.

2?? Initial Reporting Process

(a)       A member of the Compliance Department meets with each new Access Person and reviews this Code, the Insider Trading Policy and the procedures for preclearing personal Securities transactions through TradeComply.

(b)       The Access Person is required to complete the ?Certification and Acknowledgment Form? to acknowledge his/her understanding of this Code and return it to the designated Compliance Assistant within ten (10) calendar days.

(c)       In addition, the Access Person is required to complete the ?Personal Security Portfolio Forms? which includes information detailed in Section 2.1 of the Code, and:

NOTE:? Information provided by the Access Person must be current as of a date no more than 45 days before the report is submitted.? Failure to provide that information within 10 calendar days is deemed a violation of the Code and SEC Rules.?

(d)       Separate forms must be completed for the Access Person and all household members as defined in Section 8.4 of this Code.? The signed form(s) must be returned to the Compliance Department within ten (10) calendar days.

(e)       A member of the Compliance Department inputs current portfolio holdings information into TradeComply as ?initial? holdings.

(f)        The Compliance Department notifies each broker, dealer, bank or other financial institution that duplicate confirmations and statements for the Access Person and household members, if applicable, must be sent to the Chief Compliance Officer, effective immediately. The Compliance Department also will obtain reports on accounts held directly with Federated Hermes? Transfer Agent and 401k Plan Administrator.

3?? Quarterly Reporting Process

(a)      On the first business day after each calendar quarter end, the Compliance Assistant sends an e-mail to each Access Person giving step-by-step instructions on how to complete the quarterly reporting requirements using TradeComply.

(b)      By the date specified by the Compliance Department (but no later than thirty (30) calendar days of the quarter end), the Access Person is required to:

(i)         review for accuracy all Covered Security transactions recorded during the previous calendar quarter in all personal and household member accounts;

(ii)        review all open account information, including names of broker-dealers, banks and other financial institutions, addresses and account numbers;

(iii)       notify the Compliance Department of any new accounts established with brokerdealers, banks or other financial institutions during the quarter and the date the account was established;

(iv)       resolve any discrepancies with the Compliance Department;

(v)        record an electronic signature and date on TradeComply.

Information provided by the Access Person must be current as of a date no more than 45 days before the report is submitted.? Failure to provide that information within 10 calendar days is deemed a violation of the Code and SEC Rules.?

The information required shall include the information detailed in Section 2.2 of the Code.

An Access Person need not submit a quarterly Securities transactions report to the extent that the report would duplicate information contained in broker trade confirmations or account statements delivered to Federated Hermes so long as such trade confirmations or account statements are received by the Compliance Department by the date specified by the Compliance Department (but in no later than 25 days after the end of the applicable calendar quarter).

(c)       Chief Compliance Officer Stephen Van Meter reviews potential violations of the Code by any Access Person periodically during the calendar quarter.

(d)      The Compliance Department issues memos to each Access Person involved if any personal transactions executed during the quarter appear to be violations of this Code.

(e)      Based on the facts and the Access Person?s response to the memo, the Chief Compliance Officer may impose or recommend any of the sanctions identified in Section 7 of this Code.

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4?? Annual Reporting Process

(a)      At least annually, the Compliance Department requires that each Access Person read this Code and certify and acknowledge his/her understanding of this Code and its requirements.

(b)      In addition to the quarterly reporting requirements, on an annual basis, the Compliance Department requires each Access Person to confirm and certify that the records of all Covered Securities holdings in Trade Comply are complete and accurate.??

This re-certification is required to be completed by the date specified by the Compliance Department (but in no event later than thirty (30) calendar days after a request) from the Compliance Department.? The Compliance Department monitors compliance with this requirement through the electronic signatures on TradeComply.

5?? Reportable Funds Transactions

On a quarterly basis, the Compliance Department will request and review a report of Federated Hermes Fund Securities transactions by Access Persons and Investment Personnel from both the Federated Hermes Transfer Agent and the 401k Plan Administrator and from other accounts reported by Access Persons and Investment Personnel.? After reviewing these transactions, the Compliance Department will discuss any issues identified with the Access Person and management and take appropriate action, as provided by the Code.

6?? Blackout Periods ? Fund Trades

A transaction in a Covered Security by a Fund shall trigger a blackout period as specified above for Access Persons and Investment Persons, (other than the Portfolio Managers, Traders and Research Analysts serving a Fund in which such purchase or sale occurs), only if the aggregate of open orders and executed purchases and sales in the security within the Federated Hermes complex is equal to or exceeds a specified threshold on each trading day.? That threshold shall be defined by asset type, as follows:

??????????????????????? Covered Security? ??????????? ??????????? ??????????? ??????????? Threshold equal to or greater than:

??????????????????????????????? Equity? ??????????????????????????????????????????????????????????? 1% of the average daily volume measured over the preceding 20 trading days.

Fixed Income

Investment Grade

Corporate Obligation? ??????????? $250,000 State or Foreign Obligation ????? ??????????? $250,000

??????????????????????????????????????????????? Municipal Obligation? ???????????? ??????????? $250,000

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??????????????????????????????????????? High Yield ??????????????????????????????????? ?

Corporate Obligation? ??????????? $100,000 State or Foreign Obligation ????? ??????????? $100,000

??????????????????????????????????????????????? Municipal Obligation? ???????????? ??????????? $100,000

An open order or executed trade in any equity Covered Security for which an average daily volume cannot be determined shall trigger a blackout period.? Any trades in any fixed income Covered Security not specified above shall trigger a blackout period.??

7?? Reporting to the Board of Directors

(a)      Each quarter, the Compliance Department will provide reports of any violations of this Code to Senior Management and the Board of Directors of the Federated Hermes Funds.? Any patterns or trends noted and any difficulties in administration of this Code shall be reported to Senior Management and, to the Board Directors of the Federated Hermes Funds, at least annually.

(b)      The Compliance Department will also report any difficulties in administration of this Code and any trends or patterns of personal Securities trading which are deemed by the Compliance Department to be violations of this Code.

(c)       The Compliance Department provides the Board with the job title of the Access Person; the type of violation; the details of the transaction(s); and the types of sanctions imposed, if any.

(d)      At least annually, the Compliance Department shall certify that the Fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating this Code.

8?? Record Keeping Requirements

The Compliance Department maintains the following books and records in TradeComply for a period equal to (a) no less than six (6) calendar years or (b) any longer period that may be required under applicable law:

(a)      a copy of this Code (current and for the past five years)

(b)      a record of any violation of this Code and any action taken as a result of the violation;

(c)       a record of all written acknowledgments of access persons (current and for the past five years).

(d)      a record of each report made by an Access Person, including initial, quarterly and annual reporting (and including any information on a broker trade confirmation or account statement that was submitted in lieu of such reports);

(e)      a record of all Access Persons (current and for the past five years);

(f)        a record of any decision, and the reasons supporting the decision, to approve the acquisition of Securities by Access Persons in an Initial Public Offering (IPO) (to the extent approved as satisfying the limited exceptions in Sections 5.2(a) or (b) to the general prohibition) or Private Placement;

(g)      a record of persons responsible for reviewing reports; and

(h)      a copy of any supporting documentation used in making decisions regarding action taken by the Compliance Department with respect to personal Securities trading.

Such records will be kept in such locations, and for such periods, as required under the Advisers Act and the 1940 Act.

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CODE OF ETHICS AND PERSONAL TRADING POLICY

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1.1 ????? Overview

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This Code of Ethics and Personal Trading Policy has been adopted by Gateway Investment Advisers, LLC (Gateway) to set forth standards of conduct and personal trading guidelines that every Supervised Person of Gateway (as defined in Section 1.2 below) is expected to follow.

Every Supervised Person of Gateway will be required to certify annually that:?

?       He/she has received, read, and understood this policy and recognizes that he/she is subject to its provisions; and

?       He/she has complied with the applicable provisions of this policy and has reported all personal securities transactions required to be reported under Section 1.5 of this policy.

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These annual certifications shall be maintained as part of Gateway?s written records for a minimum of five (5) years after the respective director, officer, or employee ceases to be with Gateway.

Questions concerning this policy should be directed to Gateway?s CCO or COO.

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1.2 ????? Terms and Definitions

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A. Definitions (as used in this policy)

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1.         ?Access Person? means all Supervised Persons (except for ?Non-Access Managers?) who:?

a.      Obtain non-public information regarding any client purchase or sale of securities, or non-public information regarding the portfolio holdings of any client;

b.      Are involved in making securities recommendations to clients, or who has access to such recommendations that are non-public; or

c.      Any ?Investment Representative? of Gateway.

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2.        ?Automatic Investment Plan? means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation.? An automatic investment plan includes a dividend reinvestment plan.

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3.        ?Beneficial Ownership? will be interpreted in the same manner as it would be in determining whether a person has beneficial ownership of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.? For purposes of this policy, ?Beneficial Ownership? includes, but is not limited to, securities or accounts:? a) held in a person?s own name; b) held with another in joint ownership arrangements; c) held by members of a person?s immediate family sharing the same household; d) owned by a corporation which is directly or indirectly controlled by, or under common control with, such person; and e) over which a person has discretionary authority outside of his/her ordinary course of business.? Any uncertainty as to whether an Access Person beneficially owns a security should be brought to the attention of the CCO.

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4.        ?Client? means any person or entity for which Gateway acts as an investment adviser or sub-adviser.

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5.        ?Common Stock? means Securities representing equity ownership in a corporation, providing voting rights, and entitling the holder to a share of the company?s success through dividends and/or capital appreciation.? For purposes of this policy, this definition shall include American Depositary Receipts (ADRs), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (REITs), but shall exclude shares of exchangetraded funds or closed-end or open-end mutual funds.

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6.        ?Control? has the same meaning as set forth in Section 2(a)(9) of the 1940 Act.? In summary, control means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.

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7.         ?Federal Securities Laws? means the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act), the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940 (1940 Act), the Investment Advisers Act of 1940 (Advisers Act), Title V of the Gramm-Leach Bliley Act, any rules adopted by the Securities and Exchange Commission (SEC) under any of these statues, the Bank Secrecy Act as it applies to mutual funds and investment advisers, and any rules adopted thereunder by the SEC or the Department of Treasury.

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8.        ?Initial Public Offering? (IPO) means an offering of securities registered under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

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9.        ?Investment Representative? means:

a.      Any Supervised Person who is a portfolio manager of the client;

b.      Any Supervised Person of Gateway who, in connection with his/her regular functions or duties, makes, participates in, or executes the purchase or sale of a security by the client; or

c.      Any Supervised Person of Gateway whose functions relate to the making of any recommendations with respect to the purchase or sale of a security by the client.

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A person does not become an ?Investment Representative? simply by virtue of (i) normally assisting in the preparation of reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently or inadvertently obtaining such knowledge.

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10.    ?Limited Offering? also known as a ?Private Placement Offering? means an offering that is exempt from registration under the 1933 Act.

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11.      ?Non-Access Manager? means any person who is a member of the Board of Managers of Gateway but who is not an officer or employee of Gateway and who meets all of the following conditions:

a.        He, in connection with his/her regular functions or duties, does not make, participate in or obtain information regarding the purchase or sale of Securities by a Gateway-managed registered investment company, and whose functions do not relate to the making of recommendations with respect to such purchases or sales;?

b.       He does not have access to non-public information regarding any Gateway clients? purchase or sale of securities, or non-public information regarding the portfolio holdings of any Gateway client; and

c.        He is not involved in making securities recommendations to Gateway clients, and does not have access to such recommendations that are non-public.

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12.     ?Prospective Client? means any person or entity that has expressed an interest to Gateway regarding its services and qualifies to invest as a Gateway client.? Investment consultants and other third parties are included in this definition if they represent investors that would qualify as a ?Prospective Client.?

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13.     ?Purchase or sale of a security? includes, among other things, the writing of an option to purchase or sell a security.

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14.     ?Reportable Fund? means:

a.       Any fund for which Gateway serves as investment adviser (or subadviser) as defined in Section 2(a)(20) of the 1940 Act; or

b.      Any fund whose investment adviser or principal underwriter controls Gateway, is controlled by Gateway or is under common control with Gateway.? Exhibit A attached to this Code is a list of current Reportable Funds.

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15.     ?Restricted Security? is a Security that is listed on a restricted list published from time to time by Gateway or an affiliate of Gateway.

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16.     ?Security? has the same meaning as set forth in Section 202(a)(18) of the Advisers Act, except that it does not include the following securities (the ?Excluded Securities?):

a.       Shares of registered open-end investment companies other than

??????????????????????????????????????? Reportable Funds; ?????????? ?

b.      Direct obligations of the United States government;

c.       Bankers? acceptances, bank certificates of deposit, commercial paper and other high quality short-term debt instruments, including repurchase agreements;

d.      Shares issued by any money market fund; and

e.       Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

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17.     ?Supervised Person? has the same meaning as set forth in Section 202(a)(25) of the Advisers Act.? In summary, a Supervised Person is any officer, director, member of the Board of Managers, and employee of Gateway, and any other person who provides advice on behalf of Gateway and is subject to Gateway?s supervision and control.

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1.3 ????? Standards of Conduct

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The Advisers Act imposes a fiduciary duty on all investment advisers, including Gateway.? As a fiduciary, Gateway has a duty of utmost good faith to act solely in the best interests of each of its clients.? In meeting this fiduciary duty, Gateway and its Supervised Persons shall strive to avoid and, as appropriate, manage identified potential or actual conflicts of interest.? Clients entrust the firm with managing their investments, which in turn places a high standard on the conduct and integrity of Gateway employees, directors and officers.? This fiduciary duty compels all Supervised Persons, to act with the utmost integrity in all dealings.? This fiduciary duty is the core principle underlying this Code of Ethics and Personal Trading Policy, and represents the expected basis of all dealings with Gateway clients.??

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In connection with these expectations and in an attempt to manage conflicts of interest, Gateway has established the following core principles of conduct.? While the following standards are not all-encompassing, they are consistent with Gateway?s core belief that ethical conduct is premised on the fundamental principals of openness, integrity, honesty, and trust.

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A. Core Principles

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1.       Gateway Supervised Persons are expected to comply with Federal Securities Laws.? Strict adherence to Gateway?s compliance policy manual and instructions provided by Gateway will assist all Gateway personnel in complying with this important requirement;

2.      The interests of clients will be placed ahead of all others;

3.      Supervised Persons will not take inappropriate advantage of their position with Gateway;?

4.      Supervised Persons should avoid any actual or potential conflict of interest with any Gateway client in all personal securities transactions;

5.      Personal securities transactions shall be conducted in a manner consistent with this policy;?

6.      Diligence and care shall be taken in maintaining and protecting nonpublic information concerning Gateway?s clients (see Gateway?s Privacy Policy); and

7.       Gateway will strive to foster a healthy culture of compliance.

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B. Personal Conduct

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1. Gifts and Business Entertainment??

Supervised Persons of Gateway may not accept or provide (on their own behalf or on behalf of Gateway), in any calendar year, gifts with a value of more than $250 from or to any person that does business with or on behalf of Gateway or that is known to do business with or on behalf of any client or Prospective Client.? These restrictions do not apply to entertainment in the form of an occasional meal, a ticket to a sporting event, theater or comparable entertainment, or an invitation to golf or participate in similar sporting activities for such person and his/her guests so long as:? (i) the entertainment is neither so frequent nor so extensive as to raise any question of propriety; (ii) a representative of the firm providing the entertainment accompanies the recipient(s); and (iii) the entertainment is not preconditioned on obtaining or maintaining a specified level of business with Gateway or any client or Prospective Client.? When providing gifts or arranging entertainment, Supervised Persons should take into consideration whether the recipient may have legal or company restrictions regarding the receipt of gifts or entertainment.?

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In the instance that entertainment is arranged by broker-dealers for Investment Representatives, Investment Representatives shall make accommodations to reimburse the Investment Representative?s share of the cost of their entertainment.

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Access Persons shall follow the Gifts and Entertainment Reporting and Review Procedures to log the gifts and/or entertainment identified in the procedures.?

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2. Service as Director for an Outside Company??

?An Access Person may not serve on the Board of Directors of a publicly traded company without express prior approval from the CCO or COO.? In reviewing the request, the CCO or COO will determine whether such service is consistent with the interests of Gateway and its clients.

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3. IPOs and Limited Offerings

An Access Person must obtain express prior approval from the CCO or COO before he/she directly or indirectly acquires beneficial ownership in any security in an initial public offering or in a limited offering, including private placement offerings.

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1.4 ????? Personal Securities Trading Policy

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A. Prohibited Transactions?

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1. Prohibited Transactions of Investment Representatives?

An Investment Representative may not purchase or sell, directly or indirectly in any account in which he/she has Beneficial Ownership:

a.         more than 1,000 shares of any Common Stock in a single trading day; and

b.        any Common Stock with a current average daily trading volume of less than 100,000 shares (unless the transaction will reduce the Investment Representative?s pre-existing holding in such Common Stock).

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2. Prohibited Transactions of Access Persons

Access Persons of Gateway (including Investment Representatives) may not purchase or sell, directly or indirectly in any account in which he/she has Beneficial Ownership:

a.       any index option contract;?

b.      any option on index-based exchange-traded funds (ETFs); or

c.       any shares of a Restricted Security.?

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B. Pre-Clearance of Personal Securities Transactions

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1. Pre-Clearance Requirements of Investment Representatives

Each Investment Representative must obtain approval from an authorized employee of Gateway as designated by the CCO prior to purchasing or selling:?

a.        any non-exempted Common Stock (as described within Section 1.4 C. below); or

b.        shares of any closed-end investment company advised (or subadvised) by Gateway if such Investment Representative is a named portfolio manager for such closed-end investment company.

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Once approved, the pre-clearance authorization is effective for the remainder of the trading day on which the authorization is relayed to the Investment Representative.? Failure to execute the transaction on the same trading day will void the pre-clearance approval.

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2.? Pre-Clearance Requirements of Access Persons

An Access Person (including Investment Representatives) must obtain express prior approval from the CCO or COO before he/she directly or indirectly acquires Beneficial Ownership in any security in an initial public offering (IPO) or in a limited partnership offering, including private placement offerings.

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C. Exempted Transactions

The prohibitions described in Section 1.4(A)(1) of this policy and the preclearance requirements set forth in Section 1.4(B)(1)(a) of this policy do not apply to the following transactions:

1.       Purchases or sales of Common Stock effected in any account over which the Investment Representative has no direct or indirect influence or control;

2.      Purchases or sales of Common Stock that are non-volitional on the part of the Investment Representative;

3.      Purchases of Common Stock that are part of an Automatic Investment

Plan;?

4.      Purchases of Common Stock effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, or sales of such rights; and

5.      Purchases or sales of Common Stock that are made on behalf of an Investment Representative?s account managed by an independent third party on a fully discretionary basis or similar arrangement under which the Investment Representative does not have prior knowledge of the timing of placement of orders for purchase or sale transactions.???

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D. Restrictions on Short-Term Trades

1.       Advised or Sub-Advised Open and Closed-End Funds.??

All trades in open- and closed-end funds advised or sub-advised by

Gateway Access Persons in any account in which they have Beneficial Ownership will be reviewed after-the-fact by the CCO and/or COO on a quarterly basis.? Evidence of any pattern of abusive short-term trading will be considered a violation of this policy by the Access Person.? In the event that any pattern of abusive short-term trading is detected in such reviews, Gateway?s Senior Management team shall have full discretion in implementing disciplinary measures including, but not limited to, restricting or limiting any Access Person from trading in such fund(s) or termination of employment.??

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2.      Common Stock.??

Access Persons are restricted from short-term trading common stock in any account in which they have Beneficial Ownership.? For purposes of this Code, short-term trading is defined as selling a share(s) within 5 calendar days of its purchase or purchasing a share(s) of common stock within 5 calendar days of the sale of it.? Any profits realized on prohibited short-term trades will be required to be disgorged.

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1.5 ????? Reporting Requirements

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A. Reporting Requirements by Access Persons

1. Quarterly Transaction Report??

Within 30 calendar days following the end of each calendar quarter, Access Persons shall submit a report of personal securities transactions in which the Access Person had a direct or indirect Beneficial Ownership interest to the CCO or the staff member designated by the CCO, who shall review such report.? Transactions in private placements, limited partnerships and IPO?s shall also be included on this report.? Brokerage statements, as described in the proceeding Subsection C, which contain the same information noted below will be viewed as an acceptable form of reporting so long as Gateway is in receipt of such brokerage statements within 30 calendar days following the end of the calendar quarter.? If an Access Person effected no transactions during the applicable quarter, he/she shall file a report indicating as such.? The CCO shall submit her transactions report to the COO or designated staff member for this purpose.

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Information to be included on this quarterly transaction report is as follows:

?       Trade Date

?       Security Name

?       Ticker Symbol, CUSIP number, interest rate and maturity date (as applicable)

?       Number of Shares or Par

?       Type of Transaction (Purchase, Sale or Other)

?       Price

?       Principal Amount

?       Broker Name

?       Account Number

?       Date of Report

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The following transactions are not required to be reported:

i.            Transactions in Excluded Securities;

ii.          Transactions effected through an Automatic Investment Plan so long as the investment allocation was determined in advance of the actual trade;?

iii.       Transactions that duplicate information contained in brokerage trade confirmations or account statements received by the CCO no later than 30 days following the end of the applicable calendar quarter; and

iv.        Any report with respect to securities held in accounts over which the Access Person had no direct or indirect influence or control.

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Access Persons must also indicate on the Quarterly Transaction Report whether they established any new accounts during the previous quarter.

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2. ?Holdings Report?

Access Persons are required to provide, and Gateway shall review, a report of all personal securities holdings (other than holdings of Excluded Securities and holdings in accounts over which the Access Person has no direct influence of control) to the CCO within 10 calendar days upon becoming an Access Person of Gateway and on an annual basis thereafter (within 45 calendar days of year-end), as directed by the CCO. Holdings in private placements, limited partnerships and IPO?s shall also be included on this report.? Brokerage statements, as described in the proceeding Subsection C, which contain the same information noted below will be viewed as an acceptable form of reporting.? The report should be current as of a date not more than 45 calendar days prior to submission of the report and should contain the following information:

?       Security Name

?       Ticker Symbol or CUSIP number

?       Number of Shares or Par

?       Principal Amount

?       Broker or Bank Name

?       Date of the Report

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B. Disclaimer of Ownership

A report may contain a statement that it shall not be construed as an admission by the person making the report that he/she has any direct or indirect beneficial ownership in the reported security.

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C. Submission of Duplicate Confirmations and Periodic Statements

Each Access Person must arrange for duplicate copies or electronic transmission of trade confirmations and periodic statements of his/her brokerage accounts to be sent to the Gateway?s CCO or Gateway Code of Ethics administrator.? This requirement applies to any brokerage account over which the Access Person exercises trading authority other than a brokerage account of a client over which the Access Person exercises trading authority in his/her capacity as a Gateway employee.

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1.6 ????? Record Keeping Requirements

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Gateway will keep the following records regarding this Code of Ethics and Personal Trading Policy for the number of years as required in the Advisers Act and 1940 Act:

1.       Current and historic copies of this Code of Ethics and Personal Trading Policy;

2.      Supervised Persons? written acknowledgement of receipt of the Code of Ethics and Personal Trading Policy;

3.      Historic listings of all supervised persons subject to this Code of Ethics and Personal Trading Policy;

4.      Violations of the Code of Ethics and Personal Trading Policy, and records of action taken as a result of the violations;

5.      All personal transactions and holdings reports made by Access Persons and/or copies of brokerage confirmations and statements; and

6.      Written approvals of IPO?s and limited offerings, including documentation of the reasons for the approval.

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1.7 ????? Reporting of Violations

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All Supervised Persons are required to report promptly any violation of this policy (including the discovery of any violation committed by another employee) to the CCO or COO.? Examples of items that should be reported include (but are not limited to): noncompliance with Federal Securities Laws and purchasing securities contrary to the personal trading policy.? The CCO and COO will determine whether such violations should be reported to Gateway?s Board of Managers and/or the CCO for any mutual fund that Gateway advises.???

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1.8 ????? Sanctions

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Gateway?s Board of Managers may impose sanctions it deems appropriate upon any person who violates this policy.? In addition, Gateway?s Board of Managers may impose sanctions it deems appropriate upon any person who has engaged in a course of conduct that, although in technical compliance with this policy, is part of a plan or scheme to evade the provisions of the policy.? Sanctions may include a letter of censure, suspension of employment, termination of employment, fines, and disgorgement of profits from prohibited or restricted transactions.

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Effective Date:? February 15, 2008.? Revised:? September 18, 2008, January 1, 2010, October 1, 2013, September 22, 2015, January 1, 2018, and March 25, 2021.

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Proxy Voting Policy and Procedures

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The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where Leeward Investments, LLC (?Leeward?) has discretion to vote proxies.? Our authority to vote proxies on behalf of our clients is established by our advisory contract or comparable documents.? In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

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General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

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?      As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client?s account should be exercised keeping in mind a fiduciary?s duty to use its best efforts to preserve or enhance the value of the client?s account.? Leeward votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

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?      Proxy questions are considered within the individual circumstances of the issuer.? It is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.

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?      It is Leeward?s general policy that, when given authority to vote proxies for a client?s account, we must be authorized to vote all proxies for the account in our discretion.? We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues.? Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will facilitate voting in accordance with a client?s direction.? Our clients may wish to retain proxy voting authority and vote their own proxies in order to satisfy their individual corporate governance goals.?

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Leeward maintains a set of proxy voting guidelines that describe in greater detail how we will generally vote specific issues for our clients.? While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions.? These guidelines are available upon request.? Leeward will from time to time review our proxy voting policy and guidelines and may adopt changes.? Clients may contact their Client Service Officer or the Compliance Office by calling (617) 468-6700 or via e-mail at compliance@leewardinvest.com for a copy of our current guidelines or to obtain a record of how proxies were voted for their account.

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Process

Leeward is responsible for fair and accurate proxy voting and for ensuring that proxy ballots are voted in a timely manner.? Leeward has hired Institutional Shareholder Services, Inc. (?ISS?), a third party proxy voting vendor, to facilitate voting of proxy ballots based on guidelines established by Leeward.? Our Chief Operating Officer works with ISS and oversees the proxy voting process and ensures that proxy? voting is taking place, records are being maintained and that reporting and required filings are being made as necessary.??

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Limitations

Leeward may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation.? In accordance with fiduciary duties, Leeward weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.??

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Some of Leeward?s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation.? Shares that are on loan are not eligible to be voted.? Generally, Leeward does not recall shares out on loan and therefore, shares that are on loan over record date are not voted.? Additionally, Leeward may purchase a company?s ?non-voting? shares.? In this case, the shares are not eligible to be voted.

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Conflicts of Interest

Leeward recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where Leeward has material business relationships or material personal or family relationships.? A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also a Leeward client.? To address potential conflicts, we have established a Proxy Voting Committee (?Committee?).? The Committee consists of representatives from the Compliance and Operations departments including our Chief Operating Officer, Chief Compliance Officer, and relevant Portfolio Manager (or their designee).? The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.??

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Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system.? Members of the Committee will receive an email weekly from ISS notifying them of a proxy vote taking place on a security from the list.? Generally, votes cast for a security that represents a potential conflict of interest will default to Leeward?s standard voting policies.? If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts.? If no conflicts exist, the Committee will authorize instruct ISS to process the vote change.? All meeting minutes and Committee decisions will be kept by the designated Committee member.

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Recordkeeping

Leeward shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act.? Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests.? Leeward also relies on ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

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Last Updated:? November 2021

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Proxy Voting Policy and Procedures

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The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where LMCG Investments, LLC (?LMCG?) has discretion to vote proxies.? Our authority to vote proxies on behalf of our clients is established by our advisory contract or comparable documents.? In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

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General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

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?      As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client?s account should be exercised keeping in mind a fiduciary?s duty to use its best efforts to preserve or enhance the value of the client?s account.? LMCG votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

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?      Proxy questions are considered within the individual circumstances of the issuer.? It is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.

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?      It is LMCG?s general policy that, when given authority to vote proxies for a client?s account, we must be authorized to vote all proxies for the account in our discretion.? We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues.? Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will facilitate voting in accordance with a client?s direction.? Our clients may wish to retain proxy voting authority and vote their own proxies in order to satisfy their individual corporate governance goals.?

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LMCG maintains a set of proxy voting guidelines that describe in greater detail how we will generally vote specific issues for our clients.? While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions.? These guidelines are available upon request.? LMCG will from time to time review our proxy voting policy and guidelines and may adopt changes.? Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at compliance@lmcg.com for a copy of our current guidelines or to obtain a record of how proxies were voted for their account.

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Process

LMCG is responsible for fair and accurate proxy voting and for ensuring that proxy ballots are voted in a timely manner.? LMCG has hired Institutional Shareholder Services, Inc. (?ISS?), a third party proxy voting vendor, to facilitate voting of proxy ballots based on guidelines established by LMCG.? LMCG?s Proxy Voting Administrator works with ISS and oversees the proxy voting process.? The Proxy Voting Administrator ensures that proxy voting is taking place, records are being maintained and that reporting and required filings are being made as necessary.??

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For proxy voting on behalf of private client accounts, LMCG may follow an accepted industry practice of voting shares on a rolled-up basis when the same security is held across multiple client accounts.? In general this process is utilized when numerous accounts are held at the same custodian bank.? For accounts in which proxy ballots are voted in this manner, proxy votes are reported in the aggregate.

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Limitations

LMCG may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation.? In accordance with fiduciary duties, LMCG weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.??

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Some of LMCG?s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation.? Shares that are on loan are not eligible to be voted.? Generally, LMCG does not recall shares out on loan and therefore, shares that are on loan over record date are not voted.? Additionally, LMCG may purchase a company?s ?non-voting? shares.? In this case, the shares are not eligible to be voted.

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Proxy voting in some foreign countries requires ?share blocking?, which prevents selling of the shares for a period of time around the date of the annual meeting.? LMCG feels that the risks associated with loss of liquidity outweigh the benefits of voting a proxy ballot.? Therefore, in general, LMCG will not vote proxy ballots in countries that require share blocking.

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Conflicts of Interest

LMCG recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships.? A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also an LMCG client.? To address potential conflicts, we have established a Proxy Voting Committee (?Committee?).? The Committee consists of representatives from the Compliance and Operations departments including the Chief Compliance Officer, Head of Operations and relevant Portfolio Manager (or their designee).? The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.??

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Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system.? Members of the Committee will receive an email weekly from ISS notifying them of a proxy vote taking place on a security from the list.? Generally, votes cast for a security that represents a potential conflict of interest will default to LMCG?s standard voting policies.? If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts.? If no conflicts exist, the Committee will authorize the Proxy Voting Administrator to process the vote change.? All meeting minutes and Committee decisions will be kept by the designated Committee member.

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LMCG is an indirect majority owned subsidiary of Royal Bank of Canada (?RY?), a public company.? It is LMCG?s general policy not to acquire or hold RY stock on behalf of our clients.? However, in the event that a client were to hold RY in a portfolio which we manage, and LMCG was responsible for voting RY on behalf of the client, the Proxy Voting Committee would default to the standard voting guidelines to vote the proxy.

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Recordkeeping

LMCG shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act.? Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests.? LMCG?s Compliance Office also relies on ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

LOOMIS, SAYLES & CO., L.P.

LOOMIS SAYLES INVESTMENTS LIMITED

LOOMIS SAYLES INVESTMENTS ASIA PTE. LTD.

Code of Ethics

Policy on Personal Trading and

Related Activities by Loomis Sayles Personnel

EFFECTIVE:?

January 14, 2000

AS AMENDED:? May 25, 2022

4.5.   Derivatives ................................................................................................................................. 11 4.6. Short Sales ................................................................................................................................. 12

6.3.   Quarterly Transaction Reporting, Account Disclosure and Related Person of a Public

6.8.   Mandatory Notification to the MAS for Loomis Asia?s Directors and Appointed

Code of Ethics

Policy on Personal Trading and?

Related Activities

1.      INTRODUCTION

This Code of Ethics (?Code?) has been adopted by Loomis, Sayles & Co., L.P. (?Loomis

US?), Loomis Sayles Investments Limited (?Loomis UK?) and Loomis Sayles Investments Asia Pte. Ltd. (?Loomis Asia?) (collectively (?Loomis Sayles?) to govern certain conduct of Loomis Sayles? Supervised Persons and personal trading in securities and related activities of those individuals who have been deemed Access Persons thereunder, and under certain circumstances, those Access Persons? family members and others in a similar relationship to them.

The policies in this Code reflect Loomis Sayles? desire to detect and prevent not only situations involving actual or potential conflicts of interest or unethical conduct, but also those situations involving even the appearance of these.

2.      STATEMENT OF GENERAL PRINCIPLES

It is the policy of Loomis Sayles that no Access Person or Supervised Person as such terms are defined under the Code, (please note that Loomis Sayles treats all employees as Access Persons) shall engage in any act, practice or course of conduct that would violate the Code, the fiduciary duty owed by Loomis Sayles and its personnel to Loomis Sayles? clients, Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the ?Advisers Act?), the Employee Retirement Income Security Act of 1974, as amended (?ERISA?), or the provisions of Section 17(j) of the Investment Company Act of 1940, as amended (the ?Investment Company Act?), and Rule 17j-1 there under. It is required that all Access Persons must comply with all applicable laws, rules and regulations including, but not limited to the Federal Securities Laws. The Investment Management Association of Singapore?s (?IMAS??) Code of Ethics & Standards of Professional Conduct provides that Loomis Asia (as a member of IMAS) should have in place appropriate policies and internal controls governing personal dealing and appropriate structures in place to carry out monitoring and to ensure compliance. Therefore, all employees of Loomis Asia must also comply with the Securities and Futures Act, Chapter 289 of Singapore (the ?Securities and Futures Act?), the Financial Advisers Act, Chapter 110 of Singapore (the ?Financial Advisers Act?), and all other applicable Singapore laws, rules and regulations.

Under the requirements of the Financial Conduct Authority (FCA), there are Conduct Rules within the Senior Managers and Certification Regime (SM&CR) with which all employees of Loomis UK must comply. These rules are designed to improve the levels of responsibility and accountability, honesty and integrity, and to act at all times with due care, skill and diligence.

The Code is designed to comply with all of the above regulations.

The fundamental position of Loomis Sayles is, and has been, that it must at all times place the interests of its clients first. Accordingly, your personal financial transactions (and in some cases, those of your family members and others in a similar relationship to you) and related activities must be conducted consistently with this Code and in such a manner as to avoid any actual or potential conflict of interest or abuse of your position of trust and responsibility.

Without limiting in any manner the fiduciary duty owed by Loomis Sayles to its clients, it should be noted that Loomis Sayles considers it proper that purchases and sales be made by Access Persons in the marketplace of securities owned by Loomis Sayles? clients, provided that such securities transactions comply with the spirit of, and the specific restrictions and limitations set forth in the Code. In making personal investment decisions, however, you must exercise extreme care to ensure that the provisions of the Code are not violated and under no circumstances, may an Access Person use the knowledge of Covered Securities purchased or sold by any client of Loomis Sayles or Covered Securities being considered for purchase or sale by any client of Loomis Sayles to profit personally, directly or indirectly, by the market effect of such transactions.

Improper trading activity can constitute a violation of the Code. The Code can also be violated by an Access Person?s failure to file required reports, by making inaccurate or misleading reports or statements concerning trading activity, or by opening an account with a non-Select Broker without proper approval as set forth in the Code.

It is not intended that these policies will specifically address every situation involving personal trading. These policies will be interpreted and applied, and exceptions and amendments will be made, by Loomis Sayles in a manner considered fair and equitable, but in all cases with the view of placing Loomis Sayles? clients? interests paramount. It also bears emphasis that technical compliance with the procedures, prohibitions and limitations of this Code will not automatically insulate you from scrutiny of, and sanctions for, securities transactions which indicate an abuse of Loomis Sayles? fiduciary duty to any of its clients.

You are encouraged to bring any questions you may have about the Code to Personal Trading Compliance.

Personal Trading Compliance, the Chief Compliance Officer and the Loomis Sayles Ethics Committee will review the terms and provisions of the Code at least annually, and make amendments as necessary. Any amendments to the Code will be provided to you.

3.  A FEW KEY TERMS

Boldfaced terms have special meaning in this Code. The application of a particular Code requirement to you may hinge on the elements of the definition of these terms. See the Glossary at the end of this Code for definitions of these terms. In order to have a basic understanding of the Code, however, you must have an understanding of the terms ?Covered Security?, ?Beneficial Ownership? and ?Investment Control? as used in the Code.

3.1. Covered Security

This Code generally relates to transactions in and ownership of an investment that is a Covered Security. Currently, this means any type of equity or debt security (such as common and preferred stocks, and corporate and government bonds or notes), any equivalent (such as ADRs, GDR?s, etc.), any derivative, instrument representing, or any rights relating to, a Covered Security, and any closely related security (such as certificates of participation, depository receipts, collateral? trust certificates, put and call options, warrants, and related convertible or exchangeable securities and securities indices). Shares of closed-end funds, municipal obligations and securities issued by agencies and instrumentalities of the U.S. government (e.g. GNMA obligations) are also considered Covered Securities under the Code.

Additionally, the shares of any investment company registered under the Investment

Company Act and the shares of any collective investment vehicle (?CIV?), (e.g. SICAVs, OEICs, UCITs, etc.) that is advised, sub-advised, or distributed by Loomis Sayles, Natixis, or a Natixis affiliate (?Reportable Funds?) are deemed to be Covered Securities for purposes of certain provisions of the Code. Reportable Funds include open-end and closed-end funds and CIVs that are advised, sub-advised, or distributed by Loomis Sayles, Natixis, or a Natixis affiliate, but exclude money market funds. A current list of Reportable Funds is attached as Exhibit One and will be maintained on the firm?s intranet site under the Legal and Compliance page.

Explanatory Note: While the definition ofReportable Funds encompasses funds or CIVs that are advised, sub-advised and/or distributed by Natixis and its affiliates, only those funds or CIVs advised or sub-advised by Loomis Sayles ("Loomis Advised Fund") are subject to certain trading restrictions of the Code (specifically, the Short-Term Trading Profit and Round Trip Transaction restrictions). Please refer to Section 4.3 and 4.4 of the Code for further explanation of these trading restrictions. Additionally, Exhibit One? distinguishes between those funds and CIVs that are only subject to reporting requirements under the Code (all Reportable Funds), and those that are subject to both the reporting requirements and the aforementioned trading restrictions (Loomis Advised Funds).

Shares of exchange traded funds (?ETFs?) and closed-end funds are deemed to be Covered Securities for the purposes of certain provisions of the Code. Broad based open-ended ETFs with either a market capitalization exceeding U.S. $1 billion OR an average daily trading volume exceeding 1 million shares (over a 90 day period); options on such ETFs, options on the indices of such ETFs; and ETFs that invest 80% of their assets in securities that are not subject to the preclearance requirements of the Code, are exempt from certain provisions of the Code (?Exempt ETFs?). A current list of Exempt ETFs is attached as Exhibit Two and will be maintained on the firm?s intranet site under the Legal and Compliance page.

Explanatory Note: Broad based open-ended ETFs are determined by Personal Trading Compliance using Bloomberg data.

All Access Persons are expected to comply with the spirit of the Code, as well as the specific rules contained in the Code. Therefore, while the lists of Reportable Funds and Exempt ETFs are subject to change, it is ultimately the responsibility of all Access Persons to review these lists which can be found in Exhibit(s) One and Two, prior to making an investment in a Reportable Fund or ETF.

It should be noted that private placements, hedge funds and investment pools are deemed to be Covered Securities for purposes of the Code whether or not advised, sub-advised, or distributed by Loomis Sayles or a Natixis investment adviser. Investments in such securities are discussed under sections 4.12 and 5.2.

Please see Exhibit Three for the application of the Code to a specific Covered Security or instrument, including exemptions from pre-clearance.

3.2. Beneficial Ownership

The Code governs any Covered Security in which an Access Person has any direct or indirect ?Beneficial Ownership.? Beneficial Ownership for purposes of the Code means a direct or indirect ?pecuniary interest? that is held or shared by you directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a Covered Security. The term ?pecuniary interest? in turn generally means your opportunity directly or indirectly to receive or share in any profit derived from a transaction in a Covered Security, whether or not the Covered Security or the relevant account is in your name and regardless of the type of account (i.e. brokerage account, direct account, or retirement plan account). Although this concept is subject to a variety of U.S. Securities and Exchange Commission (?SEC?) rules and interpretations, you should know that you are presumed under the Code to have an indirect pecuniary interest as a result of:

?       ownership of a Covered Security by your spouse or minor children;

?       ownership of a Covered Security by a live-in partner who shares your household and? combines his/her financial resources in a manner similar to that of married persons;

?       ownership of a Covered Security by your other family members sharing your household (including an adult child (even if that child is currently living away at a college/university), a stepchild, a grandchild, a parent, stepparent, grandparent, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law);

?       your share ownership, partnership interest or similar interest in Covered Securities held by a corporation, general or limited partnership or similar entity you control;

?       your right to receive dividends or interest from a Covered Security even if that right is separate or separable from the underlying securities;

?       your interest in a Covered Security held for the benefit of you alone or for you and others in a trust or similar arrangement (including any present or future right to income or principal); and

?       your right to acquire a Covered Security through the exercise or conversion of a

?derivative Covered Security.?

In addition, life events such as marriage, death of a family member (i.e., inheritance), etc.

may result in your acquiring Beneficial Ownership and/or Investment Control over accounts previously belonging to others. Therefore, any Covered Security, including Reportable Funds, along with any account that holds or can hold a Covered Security, including Reportable Funds, in which you have a Beneficial Ownership and/or Investment Control, as described in Section 3.2 and Section 3.3 of the Code, resulting from marriage or other life event must be reported to Personal Trading Compliance promptly, and no later than the next applicable quarterly reporting period.

Explanatory Note: All accounts that hold or can hold a Covered Security in which an Access Person has Beneficial Ownership are subject to the Code (such accounts include, but are not limited to, personal brokerage accounts, mutualfund accounts, accounts ofyour spouse, accounts of minor children living in your household, Family ofFund accounts, transfer agent accounts holding mutual funds or book entry shares, IRAs, 401Ks, trusts, DRIPs, ESOPs, etc.).

Please see Exhibit Four for specific examples of the types of interests and accounts subject to the Code.

3.3. Investment Control

The Code governs any Covered Security in which an Access Person has direct or indirect ?Investment Control.? The term Investment Control encompasses any influence (i.e., power to manage, trade, or give instructions concerning the investment disposition of assets in the account or to approve or disapprove transactions in the account), whether sole or shared, direct or indirect, you exercise over the account or Covered Security.

You should know that you are presumed under the Code to have Investment Control as a result of having:

?       Investment Control (sole or shared) over your personal brokerage account(s);

?       Investment Control (sole or shared) over an account(s) in the name of your spouse or minor children, unless, you have renounced an interest in your spouse?s assets

(subject to the approval of the Chief Compliance Officer);

?       Investment Control (sole or shared) over an account(s) in the name of any family member, friend or acquaintance;

?       Involvement in an Investment Club;

?       Trustee power over an account(s); and

?       The existence and/or exercise of a power of attorney over an account.

Please see Exhibit Four for specific examples of the types of interests and accounts subject to the Code.

3.4. Maintaining Personal Accounts

All Access Persons that reside within the U.S.(?Loomis US Access Persons?), who have personal accounts that hold or can hold Covered Securities in which they have direct or indirect Investment Control and Beneficial Ownership are required to maintain such accounts at one of the following firms: Ameriprise, Baird, Bank of America/Merrill Lynch, Charles Schwab, Citi Personal Wealth Management, E*TRADE, Fidelity Investments, Interactive Brokers, JP Morgan

Chase & Co., Morgan Stanley Smith Barney, TD Ameritrade, UBS, Vanguard, or Wells Fargo (collectively, the ?Select Brokers?). In addition, shares of Reportable Funds must be held through either: a Select Broker; directly through the Reportable Fund?s transfer agent, or through one or more of Loomis Sayles? retirement plans, unless an exception to the Select Broker requirement, as described below, is granted.

Accounts in which the Loomis US Access Person only has either Investment Control or Beneficial Ownership; certain retirement accounts with the Loomis US Access Person?s prior employer; accounts managed by an outside adviser in which the Loomis US Access Person exercises no investment discretion; accounts in which the Loomis US Access Person's spouse is employed by another investment firm and must abide by that firm's Code of Ethics; and/or the retirement accounts of a Loomis US Access Person?s spouse may be maintained with a firm other than the Select Brokers upon the prior written approval of Personal Trading Compliance or the Chief Compliance Officer. In these cases, Loomis US Access Persons are responsible for ensuring that Personal Trading Compliance receives duplicate confirms as and when transactions are executed in such accounts, and statements on a monthly basis, if available, or at least quarterly for non-Select Brokers. In addition, Personal Trading Compliance or the Chief Compliance Officer may grant exemptions to the Select Broker requirement for accounts not used for general trading purposes such as ESOPs, DRIPs, securities held physically or in book entry form, family of fund accounts or situations in which the Loomis US Access Person has a reasonable hardship for maintaining their accounts with a Select Broker.

Access Persons with a residence outside the U.S., are exempt from maintaining their personal accounts at a Select Broker. However, such Access Persons are responsible for ensuring that Personal Trading Compliance receives duplicate confirms as and when transactions are executed in such accounts, and statements on a monthly basis, if available, or at least quarterly.

All Access Persons must receive pre-clearance approval from Personal Trading Compliance prior to the opening of any new personal accounts that can hold Covered Securities in which the Access Person has direct or indirect Investment Control or Beneficial Ownership. This includes Select Broker accounts. In addition, the opening of all reportable accounts must also be reported to Personal Trading Compliance as set forth in Section 6.2 and Section 6.3 of the Code.

Finally, Access Persons must inform the Select Broker or other financial institution of his/her association with Loomis Sayles during the account opening process.

Explanatory Note: ????? While certain accounts may be granted an exemption from certain provisions of the Code, inclusive of the Select Broker requirement, they are still subject to the reporting requirements of the Code and may be subject to the preclearance requirements of the Code (e.g. joint accounts) as set forth in Section 4.1 of the Code. The terms of a specific exemption will be outlined in an exemption memorandum which is issued to the Access Person by Personal Trading Compliance. An Access Person's failure to abide by the terms and conditions of an account exemption issued by Personal Trading Compliance could result in a violation of the Code.

4.  SUBSTANTIVE RESTRICTIONS ON PERSONAL TRADING

The following are substantive prohibitions and restrictions on Access Persons? personal trading and related activities. In general, the prohibitions set forth below relating to trading activities apply to accounts holding Covered Securities in which an Access Person has Beneficial Ownership and Investment Control.

4.1. Pre-clearance

Each Access Person must pre-clear through the PTA Pre-Clearance System (?PTA?) all Volitional transactions in Covered Securities (i.e. transactions in which the Access Person has determined the timing as to when the purchase or sale transaction will occur and amount of shares to be purchased or sold) in which he or she has Investment Control and in which he or she has or would acquire Beneficial Ownership. Exceptions to the pre-clearance requirement include, but are not limited to: Open-ended mutual funds, and CIVs meeting the criteria described below, Exempt ETFs listed in Exhibit Two, and US Government Agency bonds (i.e. GNMA, FNMA, FHLMC), as set forth in Exhibit(s) Three and Five.?

Explanatory Note: A CIV is exemptfrom pre-clearance under the following conditions: issues shares that shareholders have the right to redeem on demand; calculates an

NAV on a daily basis in a manner consistent with the principles of Section 2(a)(41) of the 1940 Act and Rule 2a-4 thereunder; issues and redeems shares at the NAV next determined after receipt of the relevant purchase or redemption order consistent with the "forward pricing" principles ofRule 22c-1 under the 1940 Act; and there is no secondary market for the shares of the CIV.

Explanatory Note: Futures, options and swap transactions in Covered Securities must be manually pre-cleared by Personal Trading Compliance since PTA cannot handle such transactions. Initial public offerings, private placement transactions, including hedge funds whether or not they are advised, sub-advised, or distributed by Loomis Sayles or a Natixis investment adviser, participation in investment clubs and private pooled vehicles require special pre-clearance as detailed under Sections 4.11, 4.12 and 5.2 of the Code.

Explanatory Note: Broad based open-ended ETFs with either a market capitalization exceeding

$1billion OR an average daily trading volume exceeding 1 million shares

(over a 90 day period); options on such ETFs, options on the indices of such ETFs; and ETFs that invest 80% of their assets in securities that are not subject to the pre-clearance requirements of the Code, are exempt from the pre-clearance and trading restrictions set forth in Sections 4.1, 4.3, 4.5, 4.6,

4.7, 4.9, and 4.10 of the Code. A list of the Exempt ETFs is provided in Exhibit Two of the Code. All closed end-funds, closed-end ETFs, sector based/narrowly defined ETFs and broad based open-ended ETFs with a market capitalization below U.S. $1 billion AND an average daily trading volume below 1 million shares (over a 90 day period) are subject to the preclearance and trading restrictions detailed under Section 4 of the Code.

All closed-end funds and ETFs, including those Exempt ETFs and their associated options as described above, are subject to the reporting requirements detailed in Section 6 of the Code.

Any transaction approved pursuant to the pre-clearance request procedures must be? executed by the end of the trading day on which it is approved unless Personal Trading Compliance extends the pre-clearance for an additional trading day. If the Access Person?s trade has not been executed by the end of the same trading day (or the next trading day in the case of an extension), the pre-clearance will lapse and the Access Person may not trade without again seeking and obtaining pre-clearance of the intended trade.

For Access Persons with a U.S. residence, pre-clearance requests can only be submitted through PTA and/or to Personal Trading Compliance Monday ? Friday from 9:30am-4:00pm Eastern Standard Time. Access Persons with a residence outside the U.S. will be given separate pre-clearance guidelines instructing them on the availability of PTA and Personal Trading Compliance support hours.

If after pre-clearance is given and before it has lapsed, an Access Person becomes aware that a Covered Security as to which he or she obtained pre-clearance has become the subject of a buy or sell order or is being considered for purchase or sale for a client account, the Access Person who obtained the pre-clearance must consider the pre-clearance revoked and must notify Personal? Trading Compliance immediately. If the transaction has already been executed before the Access Person becomes aware of such facts, no violation will be considered to have occurred as a result of the Access Person?s transaction.

If an Access Person has actual knowledge that a requested transaction is nevertheless in violation of this Code or any provision thereof, approval of the request will not protect the Access Person?s transaction from being considered in violation of the Code. The Chief Compliance Officer or Personal Trading Compliance may deny or revoke pre-clearance for any reason that is deemed to be consistent with the spirit of the Code.

4.2. Good Until Canceled and Limit Orders

No Access Person shall place a ?good until canceled,? ?limit? or equivalent order with his/her broker except that an Access Person may utilize a ?day order with a limit? so long as the transaction is consistent with provisions of this Code, including the pre-clearance procedures. All orders must expire at the end of the trading day on which they are pre-cleared unless otherwise extended by Personal Trading Compliance.

4.3. Short Term Trading Profits

No Access Person may profit from the Volitional purchase and sale, or conversely the Volitional sale and purchase, of the same or equivalent Covered Security (including Loomis Advised Funds) within 60 calendar days (unless the sale involved shares of a Covered Security that were acquired more than 60 days prior). Hardship exceptions may be requested (in advance) from Personal Trading Compliance.

An Access Person may sell a Covered Security (including Loomis Advised Funds) or cover an existing short position at a loss within 60 calendar days. Such requests must be submitted through the PTA System and to Personal Trading Compliance for approval because the PTA System does not have the capability to determine whether the Covered Security will be sold at a gain or a loss.

Explanatory Note: For purposes of calculating the 60 day holding period, the trade date of a given purchase or sale is deemed to be day zero. 60 full days must pass before an Access Person can trade that same Covered Security for a profit and therefore, allowing the Access Person to do so on the 61st day.

Explanatory Note: The Short Term Trading Profits provision is applicable to transactions that are executed across all of an Access Person's accounts. For example, if an Access Person sold shares ofABC in his/her Fidelity brokerage account today, that Access Person would not be allowed to buy shares ofABC in his/her Charles Schwab IRA account at a lower price within 60 days following the sale.

Explanatory Note: Please refer to Exhibit One for a current list of Loomis Advised Funds. Please also note that all closed-endfunds are subject to the trading restrictions of Section 4.3 of the Code.

4.4. Restrictions on Round Trip Transactions in Loomis Advised Funds

In addition to the 60 day holding period requirement for purchases and sales of Loomis Advised Funds, an Access Person is prohibited from purchasing, selling and then re-purchasing shares of the same Loomis Advised Fund within a 90 day period (?Round Trip Restriction"). The Round Trip Restriction does not limit the number of times an Access Person can purchase a Loomis Advised Fund or sell a Loomis Advised Fund during a 90 day period. In fact, subject to the holding period requirement described above, an Access Person can purchase a Loomis Advised Fund (through one or multiple transactions) and can liquidate their position in that fund (through one or several transactions) during a 90 day period. However, an Access Person cannot then reacquire a position in the same Loomis Advised Fund previously sold within the same 90 day period.

The Round Trip Restriction will only apply to Volitional transactions in Loomis Advised Funds. Therefore, shares of Loomis Advised Funds acquired through a dividend reinvestment or dollar cost averaging program, and automatic monthly contributions to the firm?s 401K plan will not be considered when applying the Round Trip Restriction.

Finally, all Volitional purchase and sale transactions of Loomis Advised Funds, in any share class and in any employee account (i.e., direct account with the Loomis Advised Fund, Select Broker account, 401K account, etc.) will be matched for purposes of applying the Round Trip Restriction.

Explanatory Note: Only Loomis Advised Funds are subject to Section 4.4 of the Code. Please refer to Exhibit One for a current list ofLoomis Advised Funds.

4.5. Derivatives

No Access Person shall use derivatives, including but not limited, to options, futures, swaps or warrants on a Covered Security to evade the restrictions of the Code. In other words, no Access Person may use derivative transactions with respect to a Covered Security if the Code would prohibit the Access Person from taking the same position directly in the underlying Covered Security.

Explanatory Note: ????? When transacting in derivatives, Access Persons must pre-clear the derivative and the underlying security in PTA as well as receive manual approval from Personal Trading Compliance before executing their transaction. Please note that options on Exempt ETFs and the underlying index of the ETF, as well as futures on currencies, commodities, cash instruments (such as loans or deposits), stock indexes and interest rates do not require pre-clearance, but do require reporting. For more detailed information, please see Section 4.1 of the Code.

Explanatory Note: Futures and Options on virtual currency (e.g., Bitcoin, Ethereum) are exempt from pre-clearance and the Code?s trading restrictions, similar to futures and options on other currencies, but they are subject to the Code's reporting requirements. Futures and Options on an Initial Coin Offering require preclearance, reporting and are subject to the Code?s trading restrictions.

Explanatory Note: Entering into Financial Spread Betting or Contractfor Difference transactions, the act of taking a bet on the price movement of a security or underlying index is strictly prohibited under the Code.

??????????? 4.6. ???? Short Sales

No Access Person may purchase a put option, sell a call option, sell a Covered Security short or otherwise take a short position in a Covered Security then being held long in a Loomis Sayles client account, unless, in the cases of the purchase of a put or sale of a call option, the option is on a broad based index.

Explanatory Note: If an Access Person seeks pre-clearance to purchase a put option or sell a call option to hedge an existing long position in the same underlying securities, PTC will compare the value of the underlying long position to the option to determine whether the Access Person?s net position would be long or short. If short, the option transaction will be denied.

4.7. Competing with Client Trades

Loomis Asia is required to give priority to Loomis Sayles? client orders. Loomis Asia cannot purchase or sell securities that are permitted to be traded on the Singapore Exchange Securities Trading Limited (the ?SGX-ST?) or on the securities market of any recognized market operator in

Singapore if it were to act as a principal or on behalf of a person associated with or connected to

Loomis Asia, where a client of Loomis Sayles who is not associated with or connected to Loomis Asia has instructed Loomis Asia to purchase or sell securities of the same class and Loomis Asia has not complied with the instruction. In addition, Loomis Asia must also accord priority to transactions for the purchase or sale of securities or to investments made on behalf of clients, over those made for the following persons: (i) Loomis Asia; (ii) Loomis Asia?s associated persons; (iii) Loomis Asia?s officers; (iv) Loomis Asia?s employees; (v) Loomis Asia?s representatives; (vi) any person whom Loomis Asia knows to be an associated person of the persons in (iii), (iv) or (v). However, neither Loomis Asia nor its employees will act in a principal capacity.

Except as set forth in Section 4.8, an Access Person may not, directly or indirectly, purchase or sell a Covered Security (Reportable Funds are not subject to this rule.) when the Access Person knows, or reasonably should have known, that such Covered Securities transaction competes in the market with any actual or considered Covered Securities transaction for any client of Loomis Sayles, or otherwise acts to harm any Loomis Sayles client?s Covered Securities transactions.

Generally pre-clearance will be denied if:

?       a Covered Security or a closely related Covered Security is the subject of a pending ?buy? or ?sell? order for a Loomis Sayles client until that buy or sell order is executed or withdrawn.

?       the Covered Security is being considered for purchase or sale for a Loomis Sayles client, until that security is no longer under consideration for purchase or sale.

The PTA System has the information necessary to deny pre-clearance if any of these situations apply. Therefore, if you receive an approval in PTA, you may assume the Covered Security is not being considered for purchase or sale for a client account unless you have actual knowledge to the contrary, in which case the pre-clearance you received is null and void. For Covered Securities requiring manual pre-clearance (i.e. futures, options and other derivative transactions in Covered Securities), the applicability of such restrictions will be determined by Personal Trading Compliance upon the receipt of the pre-clearance request.

4.8. Large Cap/De Minimis Exemption

An Access Person who wishes to make a trade in a Covered Security that would otherwise be denied pre-clearance solely because the Covered Security is under consideration or pending execution for a client, as provided in Section 4.7, will nevertheless receive approval when submitted for pre-clearance provided that:

?       the issuer of the Covered Security in which the Access Person wishes to transact has a market capitalization exceeding U.S. $5 billion (a ?Large Cap Security?); AND??

?       the aggregate amount of the Access Person?s transactions in that Large Cap

Security on that day across all personal accounts does not exceed $10,000 USD.

Such transactions will be subject to all other provisions of the Code.

4.9. Investment Person Seven-Day Blackout Rule

No Investment Person shall, directly or indirectly, purchase or sell any Covered Security (Reportable Funds are not subject to this rule) within a period of seven (7) calendar days (trade date being day zero) before and after the date that a Loomis Sayles client, with respect to which he or she has the ability to influence investment decisions or has prior investment knowledge regarding associated client activity, has purchased or sold such Covered Security or a closely related Covered Security. It is ultimately the Investment Person?s responsibility to understand the rules and restrictions of the Code and to know what Covered Securities are being traded in his/her client(s) account(s) or any account(s) with which he/she is associated.

Explanatory Note: ????? The ?seven days before? element of this restriction is based on the premise that an Investment Person who has the ability to influence investment decisions or has prior investment knowledge regarding associated client activity can normally be expected to know, upon execution of his or her personal trade, whether any client as to which he or she is associated, has traded, or will be trading in the same or closely related Covered Security within seven days of his or her personal trade. Furthermore, an Investment Person who has the ability to influence investment decisions has a fiduciary obligation to recommend and/or affect suitable and attractive trades for clients regardless of whether such trades may cause a prior personal trade to be considered an apparent violation of this restriction. It would constitute a breach offiduciary duty and a violation of this Code to delay or fail to make any such recommendation or transaction in a client account in order to avoid a conflict with this restriction.

It is understood that there may be particular circumstances (i.e. news on an issuer, a client initiated liquidation, subscription or rebalancing) that may occur after an Investment Person?s personal trade which gives rise to an opportunity or necessity for an associated client to trade in that Covered Security which did not exist or was not anticipated by that person at the time of that person?s personal trade. Personal Trading Compliance will review all extenuating circumstances which may warrant the waiving of any remedial actions in a particular situation involving an inadvertent violation of this restriction. In such cases, an exception to the Investment Person Seven-Day Blackout Rule will be granted upon approval by the Chief Compliance Officer.

The Chief Compliance Officer, or designee thereof, may grant a waiver of the Investment Person Seven-Day Blackout Rule if the Investment Person's proposed transaction is conflicting with client "cash flow" trading in the same security (i.e., purchases of a broad number ofportfolio securities in order to invest a capital addition to the account or sales of a broad number of securities in order to generate proceeds to satisfy a capital withdrawal from the account). Such "cash flow" transactions are deemed to be nonvolitional at the security level since they do not change the weighting of the security being purchased or sold in the client?s portfolio.

Explanatory Note: The trade date of an Investment Person's purchase or sale is deemed to be day zero. Any associated client trade activity executed, in either that Covered Security or a closely related Covered Security, 7 full calendar days before or after an Access Person's trade will be considered a violation of the Investment Person Seven-Day Blackout Rule. For example, if a client account purchased shares of company ABC on May 4th, any Access Person who is associated with that client account cannot trade ABC in a personal account until May 12th without causing a potential conflict with the Investment Person Seven-Day Blackout Rule.

Explanatory Note: While the Investment Person Seven-Day Blackout Rule is designed to address conflicts between Investment Persons and their clients, it is the fiduciary obligation of all Access Persons to not effect trades in their personal account if they have prior knowledge of client trading or pending trading activity in the same or equivalent securities. The personal trade activity of all Access Persons is monitored by Personal Trading Compliance for potential conflicts with client trading activity.

4.10. Research Recommendations

The Loomis Sayles Fixed Income Research Analysts issue ?Buy,? ?Sell,? and ?Hold? recommendations on the fixed income securities that they cover. The Equity products have their own Research Analysts that provide recommendations to their respective investment teams. Collectively the fixed income and equity recommendations and equity price targets are hereinafter referred to as ?Recommendations?.

Recommendations are intended to be used for the benefit of the firm?s clients. It is also understood Access Persons may use Recommendations as a factor in the investment decisions they make in their personal and other brokerage accounts that are covered by the Code. The fact that Recommendations may be used by the firm?s investment teams for client purposes and Access

Persons may use them for personal reasons creates a potential for conflicts of interests. Therefore, the following rules apply to Recommendations:

?               During the three (3) business day period before a Research Analyst issues a recommendation on a Covered Security, that the Research Analyst has reason to believe that his/her Recommendation is likely to result in client trading in the Covered Security, the Research Analyst may not purchase or sell said Covered Security for any of his/her personal brokerage accounts or other accounts covered by the Code.

Explanatory Note: It is understood that there may be particular circumstances such as a news release, change of circumstance or similar event that may occur after a Research Analyst?s personal trade which gives rise to a need, or makes it appropriate, for the Research Analyst to issue a Recommendation on said Covered Security. A Research Analyst has an affirmative duty to make unbiased Recommendations and issue reports, both with respect to their timing and substance, without regard to his or her personal interest in the Covered Security. It would constitute a breach of a Research Analyst?s fiduciary duty and a violation of this Code to delay or fail to issue a Recommendation in order to avoid a conflict with this restriction.

Personal Trading Compliance will review any extenuating circumstances which may warrant the waiving of any remedial sanctions in a particular situation involving an inadvertent violation of this restriction.

?               Access Persons are prohibited from using a Recommendation for purposes of transacting in the Covered Security covered by the Recommendation in their personal accounts and other accounts covered by the Code until such time Loomis Sayles? clients have completed their transactions in said securities in order to give priority to Loomis Sayles? clients? best interests.

Explanatory Note: Personal Trading Compliance utilizes various automated reports to monitor Access Persons? trading in Covered Securities relative to Recommendations and associated client transactions. It also has various tools to determine whether a Recommendation has been reviewed by an Access Person. An Access Person?s trading in a Covered Security following a Recommendation and subsequent client trading in the same security and in the same direction will be deemed a violation of the Code unless Personal Trading Compliance determines otherwise.

4.11.   Initial Public Offerings

Investing in Initial Public Offerings of Covered Securities is prohibited unless such opportunities are connected with your prior employment compensation (i.e. options, grants, etc.) or your spouse?s employment compensation. No Access Person may, directly or indirectly, purchase any securities sold in an Initial Public Offering without obtaining prior written approval from the Chief Compliance Officer.

4.12.   Private Placement Transactions

No Access Person may, directly or indirectly, purchase any Covered Security offered and sold pursuant to a Private Placement Transaction, including hedge funds and Initial Coin Offerings, without obtaining the advance written approval of Personal Trading Compliance, the

Chief Compliance Officer and the applicable Access Person?s supervisor or other appropriate member of senior management. In addition to addressing potential conflicts of interest between the Access Person?s Private Placement Transaction and the firm?s clients? best interests, the preclearance of Private Placements is designed to determine whether the Access Person may come into possession of material non-public information (?MNPI?) on a publically traded company as a result of the Private Placement.

A Private Placement Transaction approval must be obtained by completing an automated Private Placement Pre-clearance Form which can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'.

Explanatory Note: Ifyou have been authorized to acquire a Covered Security in a Private Placement Transaction, you must disclose to Personal Trading Compliance ifyou are involved in a client?s subsequent consideration of an investment in the issuer of the Private Placement, even if that investment involves a different type or class of Covered Security. In such circumstances, the decision to purchase securities of the issuer for a client must be independently reviewed by an Investment Person with no personal interest in the issuer.

The purchase of additional shares, (including mandatory capital calls), or the subsequent sale (partial or full) of a previously approved Private Placement, must receive pre-clearance approval from the Chief Compliance Officer. In addition, all transactions in Private Placements must be reported quarterly and annually as detailed in Section 6 of the Code.

Explanatory Note: ?????????? To submit a pre-clearance request for subsequent trade activity in a Private

Placement, Access Persons must complete the automated Private Placement

Pre-clearance Form which will be reviewed by Personal Trading Compliance to ensure there are no conflicts with any underlying Code provisions including the Short-Term Trading Rule.

4.13. Insider Trading

At the start of an Access Person?s engagement with Loomis Sayles, and annually thereafter, each

Access Person must acknowledge his/her understanding of and compliance with the Loomis Sayles Insider Trading Policies and Procedures. The firm?s policy is to refrain from trading or recommending trading when in the possession of MNPI.

Some examples of MNPI may include:

?       Earnings estimates or dividend changes

?       Positive or negative forthcoming news about an issuer

?       Supplier discontinuances

?       Mergers or acquisitions

?       Regulatory Actions

If an Access Person receives or believes that he/she may have received MNPI with respect to a company, the Access Person must contact the Chief Compliance Officer or General Counsel immediately, and must not:?

?       purchase or sell that security in question, including any derivatives of that security;

?       recommend the purchase or sale of that security, including any derivatives of that security; or

?       relate the information to anyone other than the Chief Compliance Officer or General Counsel of Loomis Sayles.

If it has been determined that an Access Person has obtained MNPI on a particular company, its securities will generally be placed on the firm?s Restricted List thereby restricting trading by the firm?s client accounts and Access Persons. The only exception to this policy is with the approval of the Chief Compliance Officer or General Counsel of the firm, and then only in compliance with the firm?s Firewall Procedures.

In addition, under the Securities and Futures Act, Chapter 289 of Singapore (the ?SFA?),

Loomis Asia is required under the Notice on Reporting of Misconduct of Representatives by

Holders of Capital Markets Services License and Exempt Financial Institutions to report to the Monetary Authority of Singapore (?MAS?) upon discovery of, inter alia, any involvement of its representatives in market misconduct or insider trading.

For Loomis UK, the Market Abuse Regulation (?MAR?) requires that firms and individuals report suspicious transactions and orders (STORs), as defined in Article 16 of MAR, as well as attempted market abuse, to the FCA, without delay. The STOR report should be submitted via the FCA?s Connect system.

Separately, Access Persons must inform Personal Trading Compliance if a spouse, partner and/or immediate family member (?Related Person?) is an officer and/or director of a publicly traded company in order to enable Personal Trading Compliance to implement special preclearance procedures for said Access Persons in order to prevent insider trading in the Related Person?s company?s securities.

Explanatory Note: An Access Person may not trade in the securities of a company with which a Related Person is associated without receiving prior approval from PTC in order to ensure that the Access Person is not trading while in possession of material non-public information relating to the company.

Access Persons should refer to the Loomis Sayles Insider Trading Policies and Procedures which are available on the Legal and Compliance homepage of the firm?s Intranet, for complete guidance on dealing with MNPI.

4.14. Restricted and Concentration List

The Loomis Sayles Restricted and Concentration List (?Restricted List?) is designed to restrict Loomis Sayles and/or Access Persons from trading in or recommending, the securities of companies on the Restricted List for client and/or Access Persons personal accounts. Companies maybe added to the Restricted List if Loomis Sayles comes into possession of MNPI about a company. A company?s securities can also be added to the Restricted List due to the size of the aggregate position Loomis Sayles? clients may have in the company. Finally, there may be regulatory and/or client contractual restrictions that may prevent Loomis Sayles from purchasing securities of its affiliates, and as a result, the securities of all publicly traded affiliates of Loomis Sayles will be added to the Restricted List. No conclusion should be drawn from the addition of an issuer to the Restricted List. The Restricted List is confidential, proprietary information which must not be distributed outside of the firm.

At times, an Access Person may have possession of MNPI on a specific company as a result of his/her being behind a firewall. In such cases, Personal Trading Compliance will create a specialized Restricted List in PTA for the Access Person behind the wall in order to prevent trading in the company?s securities until such time as the Chief Compliance Officer has deemed the information in the Access Person?s possession to be in the public domain or no longer material.

If a security is added to either the Loomis Sayles firm-wide Restricted List or an individual or group Access Person Restricted List, Access Persons will be restricted from purchasing or selling all securities related to that issuer until such time as the security is removed from the applicable Restricted List. The PTA System has the information necessary to deny pre-clearance if these situations apply.

4.15. Loomis Sayles Hedge Funds

From time to time Loomis Sayles may manage hedge funds, and Access Persons of Loomis Sayles, including the hedge fund?s investment team and supervisors thereof may make personal investments in such hedge funds. At times, especially during the early stages of a new hedge fund, there may be a limited number of outside investors (i.e., clients and non-employee individual investors) in such funds. In order to mitigate the appearance that investing personally in a hedge fund can potentially be used as a way to benefit from certain trading practices that would otherwise be prohibited by the Code if Access Persons engaged in such trading practices in their personal accounts, investment team members of a hedge fund they manage are individually required to limit their personal investments in such funds to no more than 20% of the hedge funds? total assets. In addition, the supervisor of a hedge fund investment team must limit his/her personal investment in such hedge fund to no more than 25% of the hedge fund?s total assets.

By limiting the personal interests in the hedge fund by their investment teams and their supervisors in this manner, all of the portfolio trading activity of the Loomis Sayles hedge funds is deemed to be exempt from the pre-clearance and trading restrictions of the Code.

4.16. Exemptions Granted by the Chief Compliance Officer

Subject to applicable law, Personal Trading Compliance or the Chief Compliance

Officer may from time to time grant exemptions, other than or in addition to those described in

Exhibit Five, from the trading restrictions, pre-clearance requirements or other provisions of the Code with respect to particular individuals such as non-employee directors, consultants, temporary employees, interns or independent contractors, and types of transactions or Covered Securities, where, in the opinion of the Chief Compliance Officer, such an exemption is appropriate in light of all the surrounding circumstances.

5.  PROHIBITED OR RESTRICTED ACTIVITIES

5.1. Public Company Board Service and Other Affiliations

To avoid conflicts of interest, MNPI and other compliance and business issues, Loomis

Sayles prohibits Access Persons from serving as officers or members of the board of any publicly traded entity. This prohibition does not apply to service as an officer or board member of any parent or subsidiary of Loomis Sayles.

In addition, in order to identify potential conflicts of interests, compliance and business issues, before accepting any service, employment, engagement, connection, association, or affiliation in or within any enterprise, business or otherwise, (herein after, collectively ?Outside Activity(ies)?), an Access Person must obtain the advance written approval of Personal Trading Compliance, the Chief Compliance Officer and the applicable Access Person?s supervisor or other appropriate member of senior management.

To pre-approve an Outside Activity the Access Person must complete the Outside Activity Form, that can be found within the ?Important Links? section of the PTA Homepage. In determining whether to approve such Outside Activity, Personal Trading Compliance and the Chief

Compliance Officer will consider whether such service will involve an actual or perceived conflict of interest with client trading, place impediments on Loomis Sayles? ability to trade on behalf of clients or otherwise materially interfere with the effective discharge of Loomis Sayles? or the Access Person?s duties to clients. Loomis Asia Compliance will also be involved in this review process to be alerted on activities that require prompt notifications to MAS.

Explanatory Note: Examples of Outside Activities include, but are not limited to, family businesses, acting as an officer, partner or trustee of an organization or trust, political positions, secondjobs, professional associations, etc. Outside Activities that are not covered by the Code are activities that involve a charity or foundation, as long as you do not provide investment or financial advice to the organization. Examples would include: volunteer work, homeowners' organizations (such as condos or coop boards), or other civic activities.

5.2. Participation in Investment Clubs and Private Pooled Vehicles

No Access Person shall participate in an investment club or invest in a hedge fund, or similar private organized investment pool (but not an SEC registered open-end mutual fund) without the express permission of Personal Trading Compliance, the Chief Compliance Officer and the applicable Access Person?s supervisor or other appropriate member of senior management, whether or not the investment vehicle is advised, sub-advised or distributed by Loomis Sayles or a Natixis investment adviser.

6.  REPORTING REQUIREMENTS

6.1. Initial Holdings Reporting, Account Disclosure and Acknowledgement of Code

Within 10 days after becoming an Access Person, each Access Person must file with Personal

Trading Compliance, a report of all Covered Securities holdings (including holdings of

Reportable Funds) in which such Access Person has Beneficial Ownership or Investment Control. The information contained therein must be current as of a date not more than 45 days prior to the individual becoming an Access Person.

Additionally, within 10 days of becoming an Access Person, such Access Person must report all brokerage or other accounts that hold or can hold Covered Securities in which the Access Person has Beneficial Ownership or Investment Control. The information must be as of the date the person became an Access Person. An Access Person can satisfy these reporting requirements by providing Personal Trading Compliance with a current copy of his or her brokerage account or other account statements, which hold or can hold Covered Securities. An automated Initial Code of Ethics Certification and Disclosure Form can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'. This form must be completed and submitted to Personal Trading Compliance by the Access Person within 10 days of becoming an Access Person. The content of the Initial Holdings information must include, at a minimum, the title and type of security, the ticker symbol or CUSIP or ISIN, number of shares, and principal amount of each Covered Security (including Reportable Funds) and the name of any broker, dealer or bank with which the securities are held. With the exception of the Access Persons of Loomis Asia and Loomis UK, newly hired Access Persons must close existing non-Select brokerage accounts and transfer the assets to a Select Broker within 30 days of their start date at Loomis Sayles, unless the Access Person receives written approval from Personal Trading Compliance or the Chief Compliance Officer to maintain his/her account(s) at a non-Select Broker.

Explanatory Note: Loomis Sayles treats all of its employees and certain consultants as Access Persons. Therefore, you are deemed to be an Access Person as of the first day you begin workingfor the firm.

Explanatory Note: Types of accounts in which Access Persons are required to report include, but are not limited to: personal brokerage accounts, mutual fund accounts, accounts ofyour spouse, accounts ofyour partner, accounts of minor children living in your household, accounts ofyour adult children (18 years or older) living at college / university, Family ofFund accounts, transfer agent accounts holding mutualfunds or book entry shares, pension accounts, cash management accounts (e.g. checking, savings, ATM or other banking accounts that allow transactions and holdings in Covered Securities), microsavings and mobile based application accounts, IRAs, 401Ks, trusts, DRIPs, ESOPs etc. that either hold or can hold Covered Securities (including Reportable Funds). In addition, physically held shares of Covered Securities must also be reported. An Access Person should contact Personal Trading Compliance if they are unsure as to whether an account or personal investment is subject to reporting under the Code so the account or investment can be properly reviewed.

At the time of the initial disclosure period, each Access Person must also submit information pertaining to:

?       His/her participation in any Outside Activity as described in Section 5.1 of the Code;

?       His/her participation in an Investment Club as described in Section 5.2 of the Code;

?       Holdings in Private Placements including hedge funds; and

?       A Related Person that is an officer and/or director of a publicly traded company; if any.

Upon becoming an Access Person, each Access Person will receive a copy of the Code, along with the Loomis Sayles Insider Trading Policies and Procedures and Loomis Sayles Gifts, Business Entertainment and Political Contributions Policies and Procedures. Within the 10 day initial disclosure period and annually thereafter, each Access Person must acknowledge that he or she has received, read and understands the aforementioned policies and recognize that he or she is subject hereto, and certify that he or she will comply with the requirements of each.

6.2.   Brokerage Confirmations and Brokerage Account Statements

Each Access Person must notify Personal Trading Compliance immediately upon the opening of an account that holds or may hold Covered Securities (including Reportable Funds), in which such Access Person has Beneficial Ownership or Investment Control. In addition, if an account has been granted an exemption to the Select Broker requirement and/or the account is unable to be added to the applicable Select Broker's daily electronic broker feed, which supplies PTA with daily executed confirms and positions, Personal Trading Compliance will instruct the broker dealer of the account to provide it with duplicate copies of the account's confirmations and statements. If the broker dealer cannot provide Personal Trading Compliance with confirms and statements, the Access Person is responsible for providing Personal Trading Compliance with copies of such confirms as and when transactions are executed in the account, and statements on a monthly basis, if available, but no less than quarterly. Upon the opening of an account, an automated Personal Account Reporting Form must be completed and submitted to Personal Trading Compliance. This form can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'.

Explanatory Note: If the opening of an account is not reported immediately to Personal Trading Compliance, but is reported during the corresponding quarterly certification period, and there has not been any trade activity in the account, then the Access Person will be deemed to have not violated its reporting obligations under this Section of the Code.

Explanatory Note: For those accounts that are maintained at a Select Broker and are eligible for the broker's daily electronic confirm and position feed, Access Persons do not need to provide duplicate confirms and statements to Personal Trading Compliance. However, it is the Access Person's responsibility to accurately review and certify their quarterly transactions and annual holdings information in PTA, and to promptly notify Personal Trading Compliance if there are any discrepancies.

6.3.   Quarterly Transaction Reporting, Account Disclosure and Related Person of a Public Company Certification

Utilizing PTA, each Access Person must file a report of all Volitional transactions in Covered Securities (including Volitional transactions in Reportable Funds) made during each calendar quarterly period in which such Access Person has, or by reason of such transaction acquires or disposes of, any Beneficial Ownership of a Covered Security (even if such Access Person has no direct or indirect Investment Control over such Covered Security), or as to which the Access

Person has any direct or indirect Investment Control (even if such Access Person has no Beneficial

Ownership in such Covered Security). Non-volitional transactions in Covered Securities (including Reportable Funds) such as automatic monthly payroll deductions, changes to future contributions within the Loomis Sayles Retirement Plans, dividend reinvestment programs, dollar cost averaging programs, and transactions made within the Guided Choice Program are still subject to the

Code?s annual reporting requirements. If no transactions in any Covered Securities,

required to be reported, were effected during a quarterly period by an Access Person, such Access Person shall nevertheless submit a report through PTA within the time frame specified below stating that no reportable securities transactions were affected. The following information will be available in electronic format for Access Persons to verify on their Quarterly Transaction report:

The date of the transaction, the title of the security, ticker symbol, CUSIP or ISIN, number of shares, and principal amount of each reportable security, nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition), the price of the transaction, and the name of the broker, dealer or bank with which the transaction was effected. However, the Access Person is responsible for confirming the accuracy of this information and informing Personal Trading Compliance if his or her reporting information is inaccurate or incomplete.

With the exception of those accounts described in Exhibit Four, Access Persons are also required to report each account that may hold or holds Covered Securities (including accounts that hold or may hold Reportable Funds) in which such Access Person has Beneficial Ownership or Investment Control that have been opened or closed during the reporting period. In addition, life events such as marriage, death of a family member (i.e., inheritance), etc. may result in your acquiring Beneficial Ownership and/or Investment Control over accounts previously belonging to others. Therefore, any Covered Security, including Reportable Funds, along with any account that holds or can hold a Covered Security, including Reportable Funds, in which you have a Beneficial Ownership and/or Investment Control, as described in Section 3.2 and Section 3.3 of the Code, resulting from marriage or other life event must be reported to Personal Trading Compliance promptly, and no later than the next applicable quarterly reporting period.

Finally Access Persons must report any Related Person that is an officer and/or director of a publicly traded company.

Every quarterly report must be submitted no later than thirty (30) calendar days after the close of each calendar quarter.

6.4. Annual Reporting

On an annual basis, as of a date specified by Personal Trading Compliance, each Access Person must file with Personal Trading Compliance a dated annual certification which identifies all holdings in Covered Securities (including Reportable Funds) in which such Access Person has Beneficial Ownership and/or Investment Control. This reporting requirement also applies to shares of Covered Securities, including shares of Reportable Funds that were acquired during the year in Non-volitional transactions. Additionally, each Access Person must identify all personal accounts which hold or may hold Covered Securities (including Reportable Funds), in which such Access Person has Beneficial Ownership and/or Investment Control. The information in the Annual Package shall reflect holdings in the Access Person?s account(s) that are current as of a date specified by Personal Trading Compliance. The following information will be available in electronic format for Access Persons to verify on the Annual Holdings report:

The title of the security, the ticker symbol, CUSIP or ISIN, number of shares, and principal amount of each Covered Security (including Reportable Funds) and the name of any broker, dealer or bank with which the securities are held. However, the Access Person is responsible for confirming the accuracy of this information and informing Personal Trading Compliance if his or her reporting information is inaccurate or incomplete.

Furthermore, on an annual basis, each Access Person must acknowledge and certify that during the past year he/she has received, read, understood and complied with the Code, Insider Trading Policies and Procedures, and the Policies and Procedures on Gifts, Business Entertainment, and Political Contributions, except as otherwise disclosed in writing to Personal Trading Compliance or the Chief Compliance Officer. Finally, as part of the annual certification, each Access Person must acknowledge and confirm any Outside Activities in which he or she currently participates and any Related Person that is an officer and/or director of a publicly traded company.

All material changes to the Code will be promptly distributed to Access Persons, and also be distributed to Supervised Persons on a quarterly basis. On an annual basis, Supervised Persons will be asked to acknowledge his/her receipt, understanding of and compliance with the Code.

Every annual report must be submitted no later than (45) calendar days after the date specified by Personal Trading Compliance.

6.5. Review of Reports by Chief Compliance Officer

The Chief Compliance Officer shall establish procedures as the Chief Compliance Officer may from time to time determine appropriate for the review of the information required to be compiled under this Code regarding transactions by Access Persons and to report any violations thereof to all necessary parties.

6.6. Internal Reporting of Violations to the Chief Compliance Officer

Prompt internal reporting of any violation of the Code to the Chief Compliance Officer or Personal Trading Compliance is required under Rule 204A-1 and FCA (MAR and COBS) While the daily monitoring process undertaken by Personal Trading Compliance is designed to identify any violations of the Code and handle any such violations promptly, Access Persons and Supervised Persons are required to promptly report any violations they learn of resulting from either their own conduct or those of other Access Persons or Supervised Persons to the Chief Compliance Officer or Personal Trading Compliance. It is incumbent upon Loomis Sayles to create an environment that encourages and protects Access Persons or Supervised Persons who report violations. In doing so, individuals have the right to remain anonymous in reporting violations. Furthermore, any form of retaliation against an individual who reports a violation could constitute a further violation of the Code, as deemed appropriate by the Chief Compliance Officer. All Access Persons and Supervised Persons should therefore feel safe to speak freely in reporting any violations.

6.7. Register of Interests in Securities

Pursuant to regulations 4 and 4A of the Securities and Futures (Licensing and Conduct of Business) Regulations, all employees of Loomis Asia who have been appointed as representatives under the Securities and Futures Act are required to maintain a register of their interests in securities which are listed for quotation, or quoted on the Singapore Exchange Securities Trading Limited or any recognized market operator recognized by the Monetary Authority of Singapore under the Securities and Futures Act. For purposes of the register of interests in securities, ?securities? includes any type of equity or debt security, any equivalent, any derivative, instrument representing, or any rights relating to a security, and any closely related security, as well as units in any open-ended funds, closed-end funds and business trusts. In addition, all employees are deemed to have an ?interest? in securities if he/she has Beneficial Ownership or Investment Control (whether formal or informal, expressed or implied) over those securities. Section 4 of the SFA also sets out instances under which a person is deemed to have an ?interest? in securities (for instance, where a person has an interest in securities through a corporation in which such person has a controlling interest. If you are unsure whether your personal trading activity needs to be entered into your register of interests in securities, please consult Personal Trading Compliance.

Representatives of Loomis Asia must enter into their register of interests in securities, within 7 days after the date that they acquire any interest in securities, particulars of the securities in which they have an interest and particulars of their interests in those securities. Where there is a change in any interest in securities, representatives must enter in their register, within 7 days after the date of the change, particulars of the change (including the date of the change and the circumstances by reason of which the change occurred). Representatives of Loomis Asia maintain records of their holdings and transactions in securities on an Automated System (PTA). Such records must be produced for the MAS? inspection upon request.

Loomis Asia separately maintains a nil register of interest in securities for the entity which does not hold any such interest.

The register of interests in securities is kept in Loomis Asia?s office (as notified to MAS) and Loomis US. Each entry in the register must be retained in an easily accessible form for a period of not less than 5 years after the date on which the entry was first made.

6.8. Mandatory Notification to the MAS for Loomis Asia?s Directors and Appointed Representatives

Pursuant to the license conditions set out upon being granted the Capital Markets Services

License to conduct the regulated activity of Fund Management and Dealing in Capital Markets Products in Singapore, Loomis Asia?s Directors and Chief Executive Officer (?CEO?) are required to inform MAS via email or other means directed, of any change in business interests and substantial shareholdings promptly (i.e., 5% or more ownership of the outstanding voting securities in any entity).

Notification of Substantial Shareholdings

For Loomis Asia?s Appointed Representatives, Directors and CEO, substantial shareholdings need to be recorded in PTA in a timely fashion upon the acquisition date of a 5% position, and thereafter for any 1% change in a 5% position. For Loomis Asia's Directors and CEO who are not an Appointed Representatives, notification of substantial shareholdings to MAS is required and usually made via email unless otherwise directed to be made in other means.

Appointed Representatives, the CEO and Directors of Loomis Asia are responsible for notifying Personal Trading Compliance within 14 calendar days upon acquiring a 5% position and any 1% changes thereto for review and mitigation of potential conflict of interests arising of such substantial shareholdings. Loomis Asia Compliance will also rely on ad hoc reviews, monthly certifications and quarterly checklists to identify reportable holdings.

Notification ofBusiness interests

Business interests refer to any role with any business entity arising from pre-approved Outside Activities or internal roles within Loomis's corporate and affiliated entities usually held by senior officers and directors. Loomis Asia's Appointed Representatives, Directors and CEO must notify Personal Trading Compliance within 14 calendar days from the effective date of any changes to their business interests. Changes in business interests of Loomis Asia's Directors or CEO would be separately notified to MAS via email or other means directed.

For internal roles within Loomis's corporate and affiliated entities held by certain Loomis Asia's directors, Loomis Asia's Compliance will work with the Legal and Compliance of Loomis US to periodically obtain updates on potential changes to the internal roles for prompt notification to MAS.

7.   SANCTIONS

Any violation of the substantive or procedural requirements of this Code will result in the imposition of a sanction as set forth in the firm?s then current Sanctions Policy, or as the Ethics Committee may deem appropriate under the circumstances of the particular violation. These sanctions may include, but are not limited to:

?       a letter of caution or warning (i.e. Procedures Notice);

?       payment of a fine,

?       requiring the employee to reverse a trade and realize losses or disgorge any profits;

?       restitution to an affected client;

?       suspension of personal trading privileges;

?       actions affecting employment status, such as suspension of employment without pay, demotion or termination of employment; and

?       referral to the SEC, FCA or MAS and other civil authorities or criminal authorities.

Serious violations, including those involving deception, dishonesty or knowing breaches of law or fiduciary duty, will result in one or more of the most severe sanctions regardless of the violator?s history of prior compliance.

Explanatory Note: Any violation of the Code, following a "first offense" whether or not for the same type of violation, will be treated as a subsequent offense.

Fines, penalties and disgorged profits will be donated to a charity selected by the Loomis Sayles Charitable Giving Committee.

8.   RECORDKEEPING REQUIREMENTS

Loomis Sayles shall maintain and preserve records, in an easily accessible place, relating to the Code of the type and in the manner and form and for the time period prescribed from time to time by applicable law. Currently, Loomis Sayles is required by law to maintain and preserve:

?       in an easily accessible place, a copy of this Code (and any prior Code of Ethics that was in effect at any time during the past five years) for a period of five years;

?       in an easily accessible place a record of any violation of the Code and of any action taken as a result of such violation for a period of five years following the end of the fiscal year in which the violation occurs;

?       a copy of each report (or information provided in lieu of a report including any manual pre-clearance forms and information relied upon or used for reporting) submitted under the Code for a period of five years, provided that for the first two years such copy must be preserved in an easily accessible place;

?       copies of Access Persons? and Supervised Persons? written acknowledgment of initial receipt of the Code and his/her annual acknowledgement;

?       in an easily accessible place, a record of the names of all Access Persons within the past five years, even if some of them are no longer Access Persons, the holdings and transactions reports made by these Access Persons, and records of all Access Persons? personal securities reports (and duplicate brokerage confirmations or account statements in lieu of these reports);

?       a copy of each report provided to any Investment Company as required by paragraph (c)(2)(ii) of Rule 17j-1 under the 1940 Act or any successor provision for a period of five years following the end of the fiscal year in which such report is made, provided that for the first two years such record shall be preserved in an easily accessible place; and

?       a written record of any decision and the reasons supporting any decision, to approve the purchase by an Access Person of any Covered Security in an Initial Public Offering or Private Placement Transaction or other limited offering for a period of five years following the end of the fiscal year in which the approval is granted.

Explanatory Note: ????? Under Rule 204-2, the standard retention period requiredfor all documents and records listed above is five years, in easily accessible place, the first two years in an appropriate office of Personal Trading Compliance. Under the IMAS Code ofEthics & Standards ofProfessional Conduct, Loomis Asia is required to keep records related to its policies and internal controls governing personal dealing, including any violations and the resultant investigations and actions taken where appropriate, for a period of six years. Under MAR, the FCA requires all records be retainedfor 5 years.

9.   MISCELLANEOUS

9.1.             Confidentiality

Loomis Sayles will keep information obtained from any Access Person hereunder in strict confidence. Notwithstanding the forgoing, reports of Covered Securities transactions and violations hereunder will be made available to the SEC, FCA, MAS or any other regulatory or selfregulatory organizations to the extent required by law, rule or regulation, and in certain circumstances, may in Loomis Sayles? discretion be made available to other civil and criminal authorities. In addition, information regarding violations of the Code may be provided to clients or former clients of Loomis Sayles that have been directly or indirectly affected by such violations.

9.2.             Disclosure of Client Trading Knowledge

No Access Person may, directly or indirectly, communicate to any person who is not an Access Person or other approved agent of Loomis Sayles (e.g., legal counsel) any non-public information relating to any client of Loomis Sayles or any issuer of any Covered Security owned by any client of Loomis Sayles, including, without limitation, the purchase or sale or considered purchase or sale of a Covered Security on behalf of any client of Loomis Sayles, except to the extent necessary to comply with applicable law or to effectuate traditional asset management/operations activities on behalf of the client of Loomis Sayles.

9.3.             Notice to Access Persons, Investment Persons and Research Analysts as to Code Status

Personal Trading Compliance will initially determine an employee?s status as an Access Person, Research Analyst or Investment Person and the client accounts to which Investment Persons should be associated, and will inform such persons of their respective reporting and duties under the Code.

All Access Persons and/or the applicable supervisors thereof, have an obligation to inform Personal Trading Compliance if an Access Person?s responsibilities change during the Access Person?s tenure at Loomis Sayles.

9.4.             Notice to Personal Trading Compliance of Engagement of Independent Contractors

Any Access Person that engages as a non-employee service provider (?NESP?), such as a consultant, temporary employee, intern or independent contractor shall notify Personal Trading Compliance of this engagement, and provide to Personal Trading Compliance the information necessary to make a determination as to how the Code shall apply to such NESP, if at all.

NESPs are generally not subject to the pre-clearance, trading restrictions and certain reporting provisions of the Code. However, NESP?s must receive, review and acknowledge a Code of Ethics Compliance Statement that further describes his/her Code requirements and fiduciary duties while engaged with Loomis Sayles.

At times, NESP?s are contracted to various departments at Loomis Sayles where they may be involved or be privy to the investment process for client accounts or the Loomis Sayles recommendation process. Prior to their engagement, the Loomis Sayles Human Resources Department will notify Personal Trading Compliance of these NESP?s and depending on the facts and circumstances, the NESP will be communicated what provisions of the Code will apply to them during their engagement.

9.5.             Questions and Educational Materials

Employees are encouraged to bring to Personal Trading Compliance any questions you may have about interpreting or complying with the Code about Covered Securities, accounts that hold or may hold Covered Securities or personal trading activities of you, your family, or household members, your legal and ethical responsibilities, or similar matters that may involve the Code.

Personal Trading Compliance will from time to time circulate educational materials or bulletins or conduct training sessions designed to assist you in understanding and carrying out your duties under the Code. On an annual basis, each Access Person is required to successfully complete the Code of Ethics and Fiduciary Duty Tutorial designed to educate Access Persons on their responsibilities under the Code and other Loomis Sayles policies and procedures that generally apply to all employees.

GLOSSARY OF TERMS

The boldface terms used throughout this policy have the following meanings:

1.      ?Access Person? means an ?access person? as defined from time to time in Rule 17j-1 under the 1940 Act or any applicable successor provision. Currently, this means any director, or officer of Loomis Sayles, or any Advisory Person (as defined below) of Loomis Sayles, but does not include any director who is not an officer or employee of Loomis Sayles or its corporate general partner and who meets all of the following conditions:

a.       He or she, in connection with his or her regular functions or duties, does not make, participate in or obtain information regarding the purchase or sale of Covered Securities by a registered investment company, and whose functions do not relate to the making of recommendations with respect to such purchases or sales;

b.      He or she does not have access to nonpublic information regarding any clients? purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any Reportable Fund; and

c.       He or she is not involved in making securities recommendations to clients, and does not have access to such recommendations that are nonpublic.

Loomis Sayles treats all employees as Access Persons.

2.      ?Advisory Person? means an ?advisory person? and ?advisory representative? as defined from time to time in Rule 17j-1 under the 1940 Act and Rule 204-2(a)(12) under the Advisers Act, respectively, or any applicable successor provision. Currently, this means

(i) every employee of Loomis Sayles (or of any company in a Control relationship to Loomis Sayles), who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Covered Security by Loomis Sayles on behalf of clients, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) every natural person in a Control relationship to Loomis Sayles who obtains information concerning recommendations made to a client with regard to the purchase or sale of a Covered Security. Advisory Person also includes: (a) any other employee designated by

Personal Trading Compliance or the Chief Compliance Officer as an Advisory Person under this Code; (b) any consultant, temporary employee, intern or independent contractor (or similar person) engaged by Loomis Sayles designated as such by Personal Trading Compliance or the Chief Compliance Officer as a result of such person?s access to information about the purchase or sale of Covered Securities by Loomis Sayles on behalf of clients (by being present in Loomis Sayles offices, having access to computer data or otherwise).

3.      ?Beneficial Ownership? is defined in Section 3.2 of the Code.

4.      ?Chief Compliance Officer? refers to the officer or employee of Loomis Sayles designated from time to time by Loomis Sayles to receive and review reports of 1 purchases and sales by Access Persons, and to address issues of personal trading. ?Personal Trading Compliance? means the employee or employees of Loomis Sayles designated from time to time by the General Counsel of Loomis Sayles to receive and review reports of purchases and sales, and to address issues of personal trading, by the Chief Compliance Officer, and to act for the Chief Compliance Officer in the absence of the Chief Compliance Officer.

5.      ?Covered Security? is defined in Section 3.1 of the Code.

6.      ?Exempt ETF? is defined in Section 3.1 of the Code and a list of such funds is found in Exhibit Two.

7.      ?Federal Securities Laws? refers to the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted there under by the SEC or the U.S. Department of the Treasury, and any amendments to the above mentioned statutes.

8.      ?Investment Control? is defined in Section 3.3 of the Code. This means ?control? as defined from time to time in Rule 17j-1 under the 1940 Act and Rule 204-2(a)(12) under the Advisers Act or any applicable successor provision. Currently, this means the power to directly or indirectly influence, manage, trade, or give instructions concerning the investment disposition of assets in an account or to approve or disapprove transactions in an account.

9.      ?Initial Public Offering? means an ?initial public offering? as defined from time to time in Rule 17j-l under the 1940 Act or any applicable successor provision. Currently, this means any offering of securities registered under the Securities Act of 1933 the issuer of which immediately before the offering, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

10.   ?Investment Company? means any Investment Company registered as such under the 1940 Act and for which Loomis Sayles serves as investment adviser or subadviser or which an affiliate of Loomis Sayles serves as an investment adviser.

11.   ?Investment Person? means all Portfolio Managers of Loomis Sayles and other Advisory Persons who assist the Portfolio Managers in making and implementing investment decisions for an Investment Company or other client of Loomis Sayles, including, but not limited to, designated Research Analysts and traders of Loomis Sayles. A person is considered an Investment Person only as to those client accounts or types of client accounts as to which he or she is designated by Personal Trading Compliance or the Chief Compliance Officer as such. As to other accounts, he or she is simply an Access Person.

12.   "Loomis Advised Fund" is any Reportable Fund advised or sub-advised by Loomis Sayles. A list of these funds can be found in Exhibit One. ?

13.   ?Non-volitional? transactions are any transaction in which the employee has not 2 determined the timing as to when the purchase or sale will occur and the amount of shares to be purchased or sold, i.e. changes to future contributions within the Loomis Sayles Retirement Plans, dividend reinvestment programs, dollar cost averaging program, automatic monthly payroll deductions, and any transactions made within the Guided Choice Program. Non-volitional transactions are not subject to the preclearance or quarterly reporting requirements under the Code.

14.?Portfolio Manager? means any individual employed by Loomis Sayles who has been designated as a Portfolio Manager by Loomis Sayles. A person is considered a Portfolio Manager only as to those client accounts as to which he or she is designated by the Chief Compliance Officer as such. As to other client accounts, he or she is simply an Access Person.

15.?Private Placement Transaction? means a ?limited offering? as defined from time to time in Rule 17j-l under the 1940 Act or any applicable successor provision. Currently, this means an offering exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or 4(6) or Rule 504, 505 or 506 under that Act, including hedge funds.

16.?Recommendation? means any change to a security?s price target or other type of recommendation in the case of an equity Covered Security, or any initial rating or rating change in the case of a fixed income Covered Security in either case issued by a Research Analyst.

17.?Related Person? means a spouse/partner and/or immediately family member of an Access Person.

18.?Reportable Fund? is defined in Section 3.1 of the Code, and a list of such funds is found in Exhibit One.?

19.?Research Analyst? means any individual employed by Loomis Sayles who has been designated as a Research Analyst or Research Associate by Loomis Sayles. A person is considered a Research Analyst only as to those Covered Securities which he or she is assigned to cover and about which he or she issues research reports to other Investment Persons or otherwise makes recommendations to Investment Persons beyond publishing their research. As to other securities, he or she is simply an Access Person.

20.?Select Broker? is defined in Section 3.4 of the Code.

21.?Supervised Person? is defined in Section 202(a)(25) of the Advisers Act and currently includes any partner, officer, director (or other person occupying a similar status or performing similar functions), or employee of Loomis Sayles, or other person who provides investment advice on behalf of Loomis Sayles and is subject to the supervision and control of Loomis Sayles.

22.?Volitional? transactions are any transactions in which the employee has determined the timing as to when the purchase or sale transaction will occur and amount of shares to be purchased or sold. Volitional transactions are subject to the pre-clearance and reporting 3

4 requirements under the Code.

Sustainable Investment Policy Introduction

We consider ESG factors as part of the mosaic of information our investment professionals develop for each security. To maximize our potential, it is essential to provide our investors with access to powerful tools and extensive data. We consider ESG factors as key inputs to fundamental research. Our investment professionals assess relevant ESG considerations during their due diligence and monitoring processes.

?

Engaging with issuers is instrumental to our ability to develop a full understanding of each issuer?s business and strategy. We leverage various forms of engagement, including proxy voting, with the intent of understanding, exchanging and potentially influencing perspectives on ESG issues.

Lord Abbett is a signatory to the United Nations-supported Principles for Responsible Investment (?PRI?). We support the PRI framework in its efforts to understand the investment implications of ESG factors and to support its signatories in incorporating these factors into investment and ownership decisions. Our definition of responsible investing is aligned with the PRI definition, which is a strategy and practice to incorporate environmental, social and governance factors in investment decisions and active ownership. In accordance with PRI guidance, we seek to use responsible investment to enhance returns and better manage risks.

The intent of our Sustainable Investing & Proxy Voting Policy is to express our commitment to sustainable investing, and to outline the key pillars of our approach across all investment strategies. Our sustainable investing policy informs our investment process across all asset classes, and we regularly review it to ensure its continued relevance.

Governance of Sustainable Investing

Three governance committees guide and oversee our approach to sustainable investing:

?               Executive Committee: One of two committees focused on leading and operating the firm, this committee provides leadership, strategic direction, and risk management for the organization.

?               Investment Committee: One of two committees focused on leading and operating the firm, this committee is responsible for fostering a culture of trust and respect that empowers the investment teams to operate at peak performance.

?               Global Corporate Citizenship Committee: This committee is responsible for serving as steward of our mission and ensuring our ongoing progress against our sustainability commitments.

Fundamental Analysis

We strive to deliver superior long-term, risk-adjusted investment performance across all strategies. We recognize that ESG Risk factors can materially impact the investment performance of our portfolios.

Our investment teams therefore focus on the ESG Risk factors that are material to each issuer, industry, and asset class, incorporating the analysis into our investment process to fully assess both the risk and return potential of all investments.

We utilize quantitative risk scoring to facilitate comparative analysis across issuers, industries, and sectors. We incorporate ESG risk scores, controversy scores, and other relevant ESG-related metrics offered by third-party research providers to supplement our own analysis. In segments of the market where external ESG research is not available or does not cover the full spectrum of our holdings, we have developed proprietary scoring methodologies that are unique to each asset class.

We expect our approach to the integration of ESG factors to continue to evolve, as the availability of data improves, and as research and regulatory standards and expectations regarding ESG issues continue to evolve.

Corporate Issuers

When analyzing the risk/reward profile of a security, we evaluate the impact of ESG risks on the operations and enterprise value and, as with any other risks, seek to ensure that the expected return for every investment is commensurate with those risks.

Our investment professionals rely on information from various sources, including companies? filings, financial press, third party ESG research providers, and rating agencies. ESG scores - proprietary and provided by third party vendors - supplement our qualitative analysis. ESG risk and controversy scores are available to our investment professionals in our proprietary systems.

Additionally, regular engagement with management teams provides important insights into the material ESG risk factors impacting the company as well as a better understanding of the initiatives in place to mitigate these risks.

Sovereign Issuers

Our ESG integration approach for sovereign issuers is also rooted in three process pillars: quantitative data, qualitative analysis, and engagement. ESG considerations are important factors in our analysis of global macro drivers and country selection, and company and sector fundamentals.

When evaluating environmental risks, we assess each country?s vulnerability to climate change and other natural disaster risks, evaluating each country?s performance on various metrics, including natural resource management, emissions, and energy use. When assessing social factors, we consider measures of human development, inequality, employment, health, and education/literacy. In our assessments of governance, we focus our review on government effectiveness, political stability/rule of law, human rights, and the economic environment.

Our systematic sovereign risk assessments include quantitative analysis based on ESG data derived from third-party providers. We review historical trends and assess countries on a relative basis against regional and rating peers. These country level data are also available in our proprietary systems and can be easily accessed by our investment professionals. We also incorporate a qualitative analysis of ESG factors to complement the data, leveraging our country visits and interactions with government officials, academic institutions, regulators, and multilateral organizations.

Municipal Issuers

We developed a proprietary framework for municipal bonds that assigns ESG ratings to all credits held in portfolios we manage. In developing this framework, we created a series of matrices for municipal bond sectors. Each matrix includes a list of ESG subfactors we deem material and a series of metrics that we track and evaluate. These factors and metrics are weighted based on materiality and ultimately enable us to assign an ESG rating to each credit. In addition to providing ESG ratings, we evaluate use of proceeds for each credit.

The ESG proprietary ratings are captured in our proprietary platform and are easily accessible by analysts and portfolio managers.

As for the other asset classes, our municipal bond ESG integration process is fluid, as research regarding ESG issues continues to evolve. Many of the metrics that we consider to be meaningful today may change in the future. Therefore, we continue to study ESG trends in each sector and review our framework periodically to ensure efficacy.

Securitized Products

We developed a proprietary framework to incorporate ESG Risk considerations in our analysis of securitized products that focuses on governance and long-term sustainability. It is our long-term objective to invest in securities that will outperform on the basis of our variant perception on ESG factors and in turn lower the cost of capital for the issuers of those securities.

The process begins with an assessment of key parties related to the securitization, including servicer, sponsor, manager, and originator. Our approach includes asset-class adjustments to account for inherent risks that are generally difficult to mitigate. We then perform security-level evaluation based on various factors we deem material and assess market structure by examining the economic drivers of each sector, including major stakeholder behavior, regulatory frameworks, and liquidity in end markets.

Our process relies on the analysis of deal disclosure documents and filings, ratings agency reports, collateral datafiles, relevant historical asset performance, financial statements and presentations of related parties, pricing and commentary on related securities, web searches, and engagement with company management.

Collectively, the insights derived from these steps enable us to assign an ESG score to each issue. Our ESG scoring system is accessible in our proprietary system and available to our investment professionals.

Engagement

Engaging with issuers allows us to develop a more complete understanding of each company?s business and offers us the potential to positively influence long-term performance. In addition to corporate governance, we focus on topics that we believe represent the greatest sources of risk and opportunity facing our global society:

CLIMATE

Identifying investment opportunities associated with capital directed toward green innovation

EQUITY

Closing opportunity gaps for underrepresented communities for a more inclusive future

WELL-BEING

Empowering well-being ? physical, mental, and financial ? for a more resilient future

Methods of Engagement

We utilize several methods of engagement in our stewardship efforts. The teams involved, frequency of engagements, and method used vary by situation, but typically depend on the issuer, issue, and asset class.

Company Meetings: Our investment teams routinely engage directly with issuers on ESG issues as part of our approach to fundamental research. These meetings enable us to develop a more complete understanding of each company?s business and offer us the potential to positively influence long-term performance. We approach engagement as a strategic partnership with the issuers in which we invest.

Collective Engagements: When significant ESG risk has been identified, Lord Abbett may work in collaboration with external organizations, such as Climate Action 100+, to join like-minded investors in our engagement efforts. Collective engagement presents an opportunity to address key issues, while enabling us to contribute to and learn from industry peers.

Written Communications: In instances when direct engagement is difficult or impractical, we may utilize more formal written communications to convey our polices or solicit information. Examples include letters to company management, governmental or regulatory bodies, and surveys/questionnaires.

Published Works: We value transparency and, therefore, seek to publish policies and other content that signal our positions on key ESG-related topics. These published works augment our direct engagement efforts and allow issuers and other stakeholders to gain an understanding of our values, priorities, and beliefs.

Proxy Voting: Proxy Voting is a key lever of engagement that is used to influence company behavior and signal our positions on key ESG issues. We evaluate and vote proxies in a manner that we believe maximizes shareholder value.

Corporate Governance Guidelines

Lord Abbett believes that companies with strong corporate governance practices are better positioned for long-term success. Our fundamental research process includes a thorough review of companies? corporate governance profiles, with a particular focus on the following key factors:?

?       Board of Directors ? An independent and effective board is critical to the long-term success of a company. Particular attention is paid to board composition, including:?

?      Director Independence

?      Diversity (background, gender, race, etc.)

?      Board Committees and Leadership

?       Auditors ? Independent auditors are necessary to ensure the accuracy and legitimacy of company finances and disclosures.?

?       Capital Structure ? Companies should make capital structure and allocation decisions with the goal of maximizing long-term shareholder value.?

?       Compensation ? Executive compensation, including equity-based incentive plans, should be aligned with long-term shareholder objectives.?

?       Shareholder Rights ? Shareholders should be afforded certain rights, including the right to vote, to ensure accountability of the board to the company?s shareholders.?

?       Disclosure ? Companies should provide robust public disclosure of relevant information to allow for a full and accurate assessment of a security by investors.?

As an active manager, we incorporate each of these corporate governance factors into our fundamental analysis and decision-making process.

Proxy Voting Policies

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients? duties of care and loyalty with respect to all services undertaken on the client?s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the ?Funds?) and their shareholders. We take a long-term perspective in investing our clients? assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement that enables us to use our voice together with other levers of engagement. We evaluate all proxy proposals based on their potential effects on our clients? long-term interests and incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients? behalf.

Environmental, Social, and Governance

Proposals related to ESG issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to ESG factors when they seek useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company?s shareholders.

We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting, we will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Climate

The transition to a low carbon economy is driving innovation and creating investment opportunities. As investors, it is critical to understand and participate in this significant transformation.

We incorporate risks associated with the transition to a low carbon economy into our investment process and we expect companies to publicly disclose material data related to climate-related risk and opportunities.

Lord Abbett is a supporter of Climate Action 100+, and expects that companies in carbon intensive industries will:

? Implement a governance framework which clearly articulates board oversight of climate-related risks and opportunities;

? Disclose a climate transition plan or roadmap for reduced emissions;

? Maintain disclosure in-line with the recommendations of the Task Force on Climate-related Financial Disclosures (?TCFD?).

Lord Abbett generally supports proposals that request a company to disclose greenhouse gas (?GHG?) emissions or report on plans to reduce GHG emissions.

In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company?s current GHG emissions, GHG reduction goals, peer disclosures, engagement, and other climate-related commitments, among other factors.

Equity

Lord Abbett believes that closing opportunity gaps for underrepresented communities is imperative for a more inclusive future and that equity is vital to a company?s long-term, sustainable success. We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for the future.

Given the importance of equity, Lord Abbett expects and encourages companies to have clear diversity policies, and strategies in place to facilitate equity within their organizations, as well as a broader range of stakeholders, including local and global communities. Further, we expect companies to disclose milestones and targets towards achieving stated equity goals. Lord Abbett also expects the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data and will generally support proposals requesting additional disclosure of these metrics and initiatives.

In evaluating proposals related to equity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and diversity-related controversies, among other factors.

Well-Being

Lord Abbett believes that companies that nurture holistic well-being ? physical, emotional, and financial ? as a mindset, skill, and measurable strategic priority will build more resilient workforces and contribute to a more resilient global economy. Lord Abbett expects companies to implement strategies and governance structures to facilitate well-being and disclose existing initiatives. Further, we expect companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment. We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses.

Lord Abbett encourages companies to articulate the role that they play in fostering well-being within their local and global communities. Lord Abbett generally supports proposals requesting disclosure of wellbeing initiatives and related metrics.

In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.

Governance

Investors have benefited from positive changes in corporate governance that have benefited businesses and their investors. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain ESG factors, we also believe that companies should formalize oversight of ESG within their governance structures through board and management level committees.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company?s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, engagement, and reputational or legal risks, among other factors.

Board of Directors

The board of directors of a company oversees all aspects of the company?s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee?s experience, qualifications, attributes, and skills, as disclosed in the company?s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company?s management; (4) the nominee?s board meeting attendance; (5) the nominee?s history of representing shareholder interests on the company?s board or other boards; (6) the total number of outside board positions held by the nominee;

(7) the nominee?s investment in the company; (8) the company?s long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company?s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee?s candidacy, Lord Abbett will consider additional factors related to the specific committee?s oversight responsibilities.

Board Diversity

A growing body of research has found that companies that are more diverse and inclusive outperform companies that are less diverse and inclusive. Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain talent from many backgrounds are better positioned for long-term, sustainable success. We believe that a company?s tone on diversity and inclusion must be set at the top, including maintaining a diverse board of directors.

Diversity is multidimensional, and we therefore encourage companies to consider a wide range of diverse characteristics within board composition, including age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation, and skills, among other factors. Lord Abbett has vocalized support for NASDAQ?s board diversity expectations for listed companies and believes strongly in the ideals expressed in this proposal which calls for increased board diversity and disclosure.

Lord Abbett believes that companies with diverse boards are better positioned for long-term success, and therefore expects companies to maintain a minimum of 30% gender diversity. We expect companies below this threshold to articulate a plan to increase board diversity, and we will actively partner with companies through engagement to encourage and monitor progress. In 2022, Lord Abbett will consider voting against the nominating committee or other relevant directors if there is less than 20% women on the board and no plan has been articulated to diversify board membership. Lord Abbett will also consider voting against the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is no apparent racial or ethnic diversity represented on the board. We expect these minimum thresholds to increase as market standards evolve.

Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity statistics, including gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity.

Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for advancing diversity on the board.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be ?overboarded? to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be ?overboarded? and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO who sits on more than two outside public company boards.

Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

Environmental and Social Factors

Lord Abbett believes that boards should maintain oversight over material ESG risks and opportunities, and clearly articulate board and committee responsibilities related to ESG matters. Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated risks associated with climate, equity or well-being that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company?s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett believes that independent board oversight is key to a company?s long-term performance and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company?s risk-taking behavior by requiring that the role of the chair of the company?s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company?s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors? spokesperson.

Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company?s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company?s compensation to be excessive or inconsistent with that of its peers; (2) we believe a company?s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

?Say-on-pay? proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive?s performance through various stockbased incentives and should be designed to align an executive?s compensation with a company?s longterm performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock?s volatility, management?s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company?s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive?s or the company?s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive?s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called ?golden parachute? payments are sometimes made to departing executives after termination or upon a company?s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive?s or the company?s poor performance, or materially amended shortly before a triggering event.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Shareholder Rights Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company?s board of directors included in the company?s proxy statement in opposition to the company?s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (?proxy fix-it? proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or ?poison pills? are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company?s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders? ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders? anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting Other Business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

Corporate Matters Charter Amendments

A company?s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company?s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company?s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

We generally follow management?s recommendation regarding proposals to change a company?s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders? interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company?s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders? best economic interests, among other factors we may deem relevant.

Proxy Voting Process Overview

Lord Abbett encourages good governance and sustainable corporate practices, which contribute to longterm shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our clients. With this in mind, Lord Abbett has implemented the following approach to the proxy voting process:

?               The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the ?Conflicts of Interest? section included herein. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive and Investment Committees, and/or other leadership teams. The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett?s vote.

?               When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

?               For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as ?Taft-Hartley plans,? Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

These guidelines provide a general summary of Lord Abbett?s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the ?Proxy Service Provider?) to analyze proxy issues and Lord Abbett has retained an independent third party service provider (the ?Proxy Service Provider?) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records[20]. While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett?s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider?s recommendations.

Lord Abbett monitors the Proxy Service Provider?s capacity, competency, and conflicts of interest to ensure that we continue to vote proxies in the best interests of our clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include ESG thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things.

Conflicts of Interest

Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client?s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients? best interests rather than our own. These safeguards include, but are not limited to, the following:

?         Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds? independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds? ESG & Proxy Committee[21] (the ?Committee?) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider?s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Committee regarding the company.

?         Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a ?significant business relationship? means:

(1) a broker dealer firm that is responsible for one percent or more of the Funds? total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett?s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett?s knowledge, holds at least $5 million in shares of the Funds; and/ or (5) a retirement plan client that, to Lord Abbett?s knowledge, has at least $5 million invested in the Funds.

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If a Fund owns shares of a company with a significant business relationship (?Conflict Shares?) and Lord Abbett seeks to vote contrary to the Proxy Service Provider?s recommendation, then Lord Abbett will notify the Funds? Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett?s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds? Conflict Shares in accordance with the Proxy Service Provider?s recommendation. Lord Abbett periodically will report to the Funds? Committee its record of voting the Funds? Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client?s Conflict Shares in the manner it votes the Funds? Conflict Shares.

To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients? investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account.

Securities Lending

The Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company?s stock during a specified period before the company?s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett?s general policy to not vote securities in cases where share blocking restrictions apply.

Appendix

A Targeted Exclusion Policy

Controversial Weapons

Lord Abbett is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. We, therefore, seek to exclude investment in private or public companies involved in the production, development, sale, or maintenance of controversial weapons. For purposes of this policy, we define controversial weapons as:

?       ANTI-PERSONNEL MINES ? as defined by the 1997 Ottawa (Mine Ban) Treaty.

?       BIOLOGICAL AND CHEMICAL WEAPONS ? as defined by the 1972 Biological and Toxin Weapons Convention and the 1993 Chemical Weapons Convention.

?       CLUSTER WEAPONS ? as defined by the 2008 Convention on Cluster Munitions.

Lord Abbett has entered into an agreement with an independent, global, third-party ESG research firm to identify companies deemed to be involved in the production, development sale or maintenance of controversial weapons. This information is supplemented with our own proprietary fundamental research. Implementation of our Controversial Weapons Exclusion Policy is managed by our internal Compliance Department. Investments in companies deemed to be involved in controversial weapons are restricted on a pre-trade basis. This Controversial Weapons Exclusion Policy is applicable to all Lord Abbett Funds and portfolios domiciled in Europe.

Other Exclusions

Lord Abbett is committed to complying with all economic sanctions issued by the United States Department of the Treasury ? Office of Foreign Assets Control (?OFAC?). Investments in individuals, groups or entities deemed Specially Designated Nationals and, thus, subject to OFAC?s sanction lists, are restricted on a pre-trade basis. These restrictions are applied across all investment portfolios and products.

CODE OF ETHICS

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1. Conflicts of Interest and Employee Conduct

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Adopted:?	June 21, 1996
Amended:??	February 1, 2019

November 13, 2017 October 21, 2016 November 12, 2014 January 2, 2008 July 30, 2004

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PURPOSE:

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The Code of Ethics has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees (?Employees?) of Merganser Capital Management, LLC (?Merganser? or ?Company?).

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BACKGROUND:

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No set of rules or policies can presume to fully define ?professional behavior? or ?ethical conduct.? These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the CCO.?

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POLICY:

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1. Application

The Code of Ethics applies to all employees and extends to activities within and outside their duties at Merganser.

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2. Legal and Ethical Violations

Employees shall not knowingly participate in or assist any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.??

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3. Conflicts of Interest

Employees shall not enter into or engage in a security transaction or business activity or relationship, which may result in any financial or other conflict of interest between themselves, clients or Merganser. Employees shall also disclose to Merganser all matters that could reasonably be expected to interfere with their duty to Merganser, or with their ability to render unbiased and objective advice.

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4. Affiliate Information Access

A ?Chinese Wall? shall be in place so that Merganser will not provide access to its direct and indirect affiliates (i.e., Providence Equity Partners and its subsidiaries) of any client portfolio transactions.? The ?Chinese Wall? shall also prevent Merganser staff from access to its direct and indirect affiliate?s portfolio transactions.

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5. Priority of Transactions?

Employees shall conduct themselves in such a manner that transactions for clients and Merganser have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients? and Merganser?s interests.??

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6. Use of Material Nonpublic Information?

Merganser forbids Employees from trading, either personally or on behalf of others (such as private accounts managed by Merganser), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as ?insider trading.???

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7. Duty to the Company

Employees shall not undertake independent practice, which could result in compensation or other benefit in competition with Merganser unless they have received written consent from both Merganser?s CCO and the person, or entity for which they undertake independent employment or services.??

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8. Preservation of Confidentiality

Employees shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the CCO or designee.

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9. Implementation

The CCO is responsible for the implementation of the Code of Ethics, and reports to the COO.? She is required to formally meet with the CEO once a year to review the status of compliance with this policy but may meet with the CEO at any time to seek guidance or to discuss matters requiring immediate attention.

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10. Acknowledgement

All Employees must read and acknowledge receipt (via MCO) of a copy of this Code of Ethics.? Questions regarding the policy or its implementation should be reviewed with the CCO or designee.

2. Insider Trading

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Adopted:?	June 21, 1996
Amended:??	January 3, 2017 November 12, 2014 January 2, 2008 July 30, 2004
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PURPOSE:

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The purpose of this Policy is to ensure that Merganser?s employees do not violate the laws governing the use of insider information.

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BACKGROUND:

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Merganser?s reputation and the respect of those with whom it deals are among its most important assets.? The purpose of these procedures is to establish what is considered insider information, what Merganser employees may and may not due when in possession of this information and establish the penalties for ?insider trading.?

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POLICY:

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1.      Trading by an Insider: Employees may not trade securities personally or on behalf of others (e.g., private accounts managed by Merganser) while in possession of material nonpublic information.

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2.      Trading by a Non-Insider: Employees may not trade securities personally or on behalf of others (e.g., private accounts managed by Merganser) where the information was disclosed to them by an insider in violation of the insider?s duty to keep the information confidential or was misappropriated.??

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3.      Employees may not communicate material nonpublic information to others in violation of the law.

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4.      Employees may not trade Client Securities.? Client securities include a security issued by a client once an Investment Management Agreement (?IMA?) is executed. Existing holdings will be grandfathered.? Disposition will require a ?Pre-Clearance.???

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5.      Employees must receive pre-clearance to trade fixed income securities (excluding US Treasuries).? The CCO must approve the request before the employee may initiate any such transactions.? The COO of Merganser must approve any request from the CCO.

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DEFINITIONS AND LIMITATIONS:

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The term ?insider trading? is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an ?insider?) or to communications of material nonpublic information to others.??

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Who is considered an ?insider??

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The concept of ?insider? is broad.? It includes officers, directors, and employees of a company.? In addition, a person can be a ?temporary insider? if he or she enters into a special confidential relationship in the conduct of a company?s affairs and as a result is given access to information solely for the company?s purposes.? A temporary insider can include, among others, a company?s attorneys, accountants, consultants, bank lending officers, and the employees of such organizations.? In addition, Merganser may become a temporary insider of a company it advises or for which it performs other services.? According to the Supreme Court, Merganser must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

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What is ?nonpublic information??

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Information is ?nonpublic? until it has been effectively communicated to the marketplace.? One must be able to point to some fact to show that the information is generally public.? For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

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What is ?material information??

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Trading on inside information is not a basis for liability unless the information is material.? ?Material information? generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company?s securities.? Information that officers, directors, and employees should consider material includes, but is not limited to:? dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

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Material information does not have to relate to a company?s business.? For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security.? In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

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Misappropriation Theory

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Unlike the Classical Theory of insider trading explained above (i.e., a corporate insider or temporary insider trading shares of his/her corporation based on material nonpublic information derived from that confidential relationship), the Misappropriation Theory focuses on outsiders who do not owe a duty to the issuer or its shareholders.??

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A corporate ?outsider? is liable for insider trading when he/she (1) misappropriates confidential information (2) to trade securities (3) in breach of a fiduciary duty owed to the source of the information.? For example, in O?Hagan, an attorney traded in the stock of a potential takeover target that he learned of via confidential information obtained by his law firm who was representing the target.? Because he owed a fiduciary duty to his law firm and used his law firm?s confidential information to trade, he misappropriated the information.

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Tipper-Tippee Liability

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Similarly, corporate insiders who ?tip? others to trade on insider information may be guilty of insider trading.? A ?tipper? (i.e., the corporate insider) is an individual who has breached his/her fiduciary duty by revealing material nonpublic information for personal benefit to the tipper.? Conversely, a ?tippee? (i.e., the outsider) is an individual who knows/should know of that breach, receives the information, and subsequently uses it to make a trade or tip another individual for personal benefit.?

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Case law defining ?personal benefit? has evolved in recent years and has been a focal point of insider trading law.? Courts initially look to whether the individual will directly or indirectly benefit from his/her disclosure of the information.? In Dirks, the Supreme Court held that a personal benefit is a ?gift of confidential information to a trading relative or friend.?[22]? However, the Second Circuit later declined to adopt the Dirks standard and instead held that ?the personal benefit received in exchange for confidential information must be of some consequence.?[23]? ?[T]here has to be proof of ?a meaningfully close personal relationship that generates an exchange that is objective, consequential, and represents at least a potential gain of pecuniary or similarly valuable nature.?[24] ?

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PROCEDURE(S):

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The following procedures have been established to aid the officers, directors, and employees of Merganser in avoiding insider trading, and to aid Merganser in preventing, detecting and imposing sanctions against insider trading.? Every officer, director and employee of Merganser must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.??

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1.            Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

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a.          Is the information material?

b.         Is this information that the investor would consider important in making his or her investment decisions?

c.          Is this information that would substantially affect the market price of the securities if generally disclosed?

d.         Is the information nonpublic?

e.          To whom has this information been provided?

f.           Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

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2.            If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

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a.          Report the matter immediately to the CCO. ???????? ?

b.         Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by the Company.

c.          Do not communicate the information inside or outside the Company, other than to the CCO.

d.         After the CCO has reviewed the information, you will either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.

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3.            Employees who trade on, or communicate to others, may be subjected to severe penalties.? Both the employee and Merganser may be penalized severely for insider trading.? The penalties may include:

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a.          Civil injunctions.

b.         Treble damages and disgorgement of profits.

c.          Jail sentences.

d.         Fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and

e.          Fines for the employer or other controlling person up to three times the amount of the profit gained or loss avoided.?

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4.            In addition, any violation of the policy statement can be expected to result in serious sanctions by Merganser, including dismissal of the persons involved.

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5.            Employees should restrict access to material nonpublic information including persons within Merganser.? In addition, care should be taken to ensure such information is secure.? For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

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6.            The prevention of insider trading violations requires constant attention.? Your suggestions may contribute in a critical way to the effectiveness of these procedures.? If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to the CCO immediately.? Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or otherwise handled by employees.? Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.

3. Employee Securities Reporting

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Adopted:????	June 21, 1996
Amended:??	November 13, 2017 October 21, 2016 November 12, 2014
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January 2, 2013 January 2, 2008 July 30, 2004??

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PURPOSE:

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The purpose of this policy is to ensure that Merganser?s employees report their security transactions and holdings as required by Rule 204A-1 of the Investment Advisors Act of 1940, and Rule 17j-1 of the Investment Company Act of 1940.

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BACKGROUND:

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17 ? CFR 275.204A-1 of the IAA (?Rule 204A-1?) requires investment advisers to adopt codes of ethics.? The rule requires advisers? personnel to report their personal securities holdings and transactions, obtain pre-approval of transactions in certain investments, and to keep records of these reports.??

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Rule 204A-1 of the IAA, Rule 17j-1 of the ICA, and the Merganser Code of Ethics require that all Merganser employees annually, and upon being hired, report securities held by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest at the end of each year.??

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It is not necessary to report positions in: shares of open-end mutual funds where Merganser is not an advisor or sub-advisor, bank certificates of deposit, and securities of the Government of the United States and its agencies.? Exchange Traded Funds (ETF?s) must be reported.

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POLICY: ???

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1.      All new employees must file an initial securities holdings report with the CCO or designee within 10 days of their start date.??

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2.      All employees must file an annual securities holding report with the CCO or designee within 10 days of the end of the year.

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3.      All employees must file a quarterly securities transaction report with the CCO or designee within 10 business days after the end of the calendar quarter.

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4.      The CCO or designee will review, initial and date all employee initial, annual holdings reports as well as the quarterly transaction reports.? The COO will review, initial and date all reports submitted by the CCO.? The CCO will review, initial and date reports submitted by a person designated to review employee reports. This process may be performed electronically via MCO.

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5.      All employees of Merganser are required to file a request for pre-clearance of IPOs, private placements, and fixed income securities with the CCO.? The CCO must approve the request before the employee may initiate any transactions in IPOs, private placements, and fixed income securities.? The COO of Merganser must approve any request from the CCO.

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6.      Compliance will maintain the employees? securities reports in accordance with its recordkeeping policies and procedures.

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7.      Employees must report violations of this policy to the CCO or designee.? If reported to a designee, the designee will notify the CCO of the violation.? Violations by the CCO will be reported to the COO and CEO.

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8.      Merganser will not take any retaliatory action against any employee for reporting violations.

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DEFINITIONS AND LIMITATIONS:?????

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Rule 204A-1 of the IAA and Rule 17j-1 of the ICA are the basis for these procedures.

Employees required to file

An access person is an employee who has access to non-public information regarding any client?s trading or any reportable fund?s holdings, who is involved in making securities recommendations to clients, or who has access to non-public securities recommendations. All of Merganser?s employees are presumed to be access persons and will be required to comply with these reporting requirements.? Employees claiming an exemption to the requirements must advise the CCO in writing. The CCO, in consultation with management as needed, determines if a person does not meet the criteria to be deemed an access person.

Reports to be filed

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Rule 204A-1 of the IAA and Rule 17j-1 of ICA require all access persons to report their securities transactions and holdings.? The requirements include an initial and annual list of holding, a quarterly transaction report, and pre-approval of certain transactions.

Employee relationships requiring and exempt from reporting

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1.      Employees must file reports if they have a direct or indirect beneficial interest in securities.? This interest is presumed to include immediate family members sharing the same household, including spouse, child, stepchild, grandchild, parent, stepparent, grandparent, siblings, and in-laws.? It also includes serving as a trustee or in any other fiduciary capacity, when the employee has trading authority over another person?s account, and when the employee is a beneficiary of a trust and has input on security transactions.

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2.      Employees are exempt from reporting securities held in accounts over which they have no direct or indirect influence or control.? To qualify for an exemption, employees must file an ?Exceptions from Reporting? form.??

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Exemptions from reporting requirements

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1.      Transactions effected pursuant to an automatic investment plan.

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2.      Securities held in accounts over which the employee has no direct or indirect influence or control.

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3.      Securities of the Government of the United States and its agencies, bank accounts, including certificates of deposit, money market instruments, Israeli savings bonds, and shares of open-end mutual funds where Merganser is not an advisor or sub-advisor.? Exchange Traded Funds (ETFs) must be reported.? All other securities must be reported.

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PROCEDURE(S):

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The CCO or designee will review all reports.? If there are any questions about the reports, the CCO or designee will review the report with the employee and take appropriate action.? Any violations will be reported to the CCO.? The CCO or designee will initial and date all reports including any supporting documents.? A log of reports received will be maintained in the MCO system.

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The COO will review the CCO?s reports.? The CCO will review reports from non-employees. Any questions regarding this policy and the procedures should be directed to the CCO or designee.

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Initial Employee Securities Holdings Report

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1.      The CCO or designee will review with each new employee the requirement to file an initial list of holdings for all accounts the employee has an interest in.? (See definition: Employee relationships requiring reporting.) The report must be filed within ten (10) days of hire, and list of securities must be current within 45 days of hire.

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2.      The Employee Initial and Annual Securities Holdings Certification must be completed (via MCO) regardless of how the holdings are reported.

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3.      The Employee Initial and Annual Securities Holdings Report must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

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4.      A separate report must be filed for each account, and the relationship of the employee to the account owner noted on the report.

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5.      In lieu of listing the holdings, the requirement may be completed by furnishing the most recent broker/dealer statement containing a list of holdings.

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Annual Employee Securities Holding Report

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1.      On or about last day of the calendar year, the CCO or designee will e-mail all Merganser employees (via MCO) of notifying them that they must file an Annual Securities Holdings Report.? The report must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

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2.      The Employee Initial and Annual Securities Holdings Certification must be completed (via MCO) regardless of how the holdings are reported.

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3.      The Employee Initial and Annual Securities Holdings Report must include a description of the security, the type of security, quantity, registration of the account and the broker/dealer.

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4.      A separate report must be filed for each account, and the relationship of the employee to the account owner noted on the report.

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5.      In lieu of listing the holdings, the requirement may be completed by furnishing a yearend broker/dealer statement containing a list of holdings.

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Quarterly Employee Securities Transaction Report

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1.      Each Access Person shall direct any broker/dealer at which he/she maintains an account, to provide on a timely basis, duplicate confirmations of all personal securities transactions and periodic statements for all securities accounts to the CCO.? In addition, each Access Person shall direct any other institution at which he/she maintains accounts holding reportable securities, to provide on a timely basis, duplicate confirmations of all personal securities transactions and periodic statements for all securities accounts to the CCO.? The Compliance Department shall date stamp all duplicate copies of personal securities transactions and account statements upon receipt.? The CCO shall review all reports submitted (via MCO) by Access Persons to ensure that all reporting requirements are complied with.? The COO will review the CCO?s reports.? The CCO will review reports from non-employees.

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2.      On or about last day of each calendar quarter, the CCO or designee will e-mail (via MCO) all Merganser employees notifying them that they must file a report listing those accounts that they have instructed to send duplicate confirmations to Merganser.? In doing so, the employee must certify that the list is complete.??? Access Persons who do not require duplicate statements must still attest their status??????

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Pre-Clearance of ?IPO?, Private Placement, and/or Fixed Income Transactions

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1.         Employees of Merganser are required to secure permission (i.e., Pre-Clearance) before executing a transaction in any initial public offering (?IPO?), private placement or fixed income security.

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2.         A separate Pre-Clearance Request must be filed in MCO for each transaction (see example on subsequent page).

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3.         The request must be approved prior to executing any transaction requiring a preclearance.

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4.         The CCO or designee must approve the request.?

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5.         The COO will approve or deny requests by the CCO.

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6.         The Employee Pre-Clearance of IPO, Private Placement and Fixed Income securities request will be retained by Compliance.? Employees should keep a copy of the form.

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7.         Employees must submit a copy of the trade confirmation to the CCO or designee.? Trade confirmations received via MCO automated feeds are sufficient. ?

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

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PROXY VOTING POLICIES AND PROCEDURES

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January 1, 2023

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At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (?ESG?) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.?

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, ?MFS?) have adopted these proxy voting policies and procedures (?MFS Proxy Voting Policies and Procedures?) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients.? These clients include pooled investment vehicles sponsored by MFS (an ?MFS Fund? or collectively, the ?MFS Funds?).??

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company management, or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS? clients.

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Our approach to proxy voting is guided by the following additional principles:

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1.        Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.??

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2.        Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-bycase basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS? best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS? clients.??

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3.        Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company?s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision.? Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

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4.        Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.??

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5.        Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company.? Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.? ?

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A. ???? VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below.? In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.??

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These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.?

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Board structure and performance

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MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:?

Director independence

MFS believes that good governance is enabled by a board with at least a simple majority of directors who are ?independent? (as determined by MFS in its sole discretion)[25] of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominations committee), where insufficient independence is identified and determined to be a risk to the board?s and/or company?s effectiveness.?

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As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are ?independent.? However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have nonshareholder representatives on the board, controlled companies, and companies in certain Asian or emerging markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee?s elections these expectations are not met. In certain circumstances, we may not support another relevant director?s election.? For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.???

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MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of ?independent? directors. For US and Canadian companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent.? For Switzerland and UK issuers MFS generally votes against any non-independent nominee which would cause the audit or compensation/remuneration committee to not be fully independent.?

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In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.???

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Tenure in leadership roles

For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage

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refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company?s board.

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Overboarding

All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances. As a general matter, we vote against a director?s election if they:

?      Are not a CEO of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) in other markets.

?      Are a CEO of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside companies in other markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.?

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MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law).

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Diversity

MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.?

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Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting policy.

On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting policy towards this over time.?

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Currently, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:???

?      At US, Canadian, European, Australian companies: less than 22%.?

?      At Japanese companies: less than 10%.?

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As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.???

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MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.

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For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.

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Board size

MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.?

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Other concerns related to director election:

MFS may also not support some or all nominees standing for election to a board if we determine:?

?      There are concerns with a director or board regarding performance, governance or oversight, which may include:?

o   Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;?

o   A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents;

o   Allowing the hedging and/or significant pledging of company shares by executives.

?      A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;

?      The board or relevant committee has not adequately responded to an issue that received majority support or significant dissent from shareholders;?

?      The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); or

?      In Japan, the company allocates a significant portion of its net assets to crossshareholdings.

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Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominations committee if we determine the chair is not independent and there is no strong lead independent director role in place or an executive director is a member of a key board committee.??

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?Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

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Proxy contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients. ??

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Other items related to board accountability:?

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?Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company?s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

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Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.??

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The right to call a special meeting or act by written consent: MFS will generally support management proposals to establish these rights. We will also support shareholder proposals to establish the right for shareholders to call a special meeting.

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If a company already provides shareholders the right to call a special meeting at a threshold of 15% or below, MFS will generally vote against shareholder proposals to establish or amend the threshold at a lower level.

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MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at a 15% or lower threshold.

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Independent chairs: ?MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board. We review the merits of a change in leadership structure on a case-by-case basis. ?

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?Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

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Items related to shareholder rights:?

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Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.? These types of proposals take many forms, ranging from ?poison pills? and ?shark repellents? to super-majority requirements.? While MFS may consider the adoption of a prospective ?poison pill? or the continuation of an existing ?poison pill" on a case-bycase basis, MFS generally votes against such anti-takeover devices.??

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MFS will consider any poison pills designed to protect a company?s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.? MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

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MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing ?poison pills? and proposals that would require shareholder approval to adopt prospective ?poison pills.???

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Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting.? In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS? clients as minority shareholders.?

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One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.?

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Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.? MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

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Other business: MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.?

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Items related to capitalization proposals, capital allocation and corporate actions:

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Issuance of stock: There are many legitimate reasons for the issuance of stock.? Nevertheless, as noted above under ?Stock Plans,? when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.?

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MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a ?blank check?) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company?s history in using such authorities in making its decision.

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Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.? Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

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Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.???

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Independent Auditors

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MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor?s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.

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Executive Compensation

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MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable longterm value creation and aligned with shareholder interests and experience, such as where:?

?      The plan is aligned with the company?s strategic priorities with clear, suitably challenging and measurable performance conditions such that future pay is likely to reflect performance;

?      Substantial portions of awards paid in deferred shares and based on long performance periods (e.g., at least three years);

?      Potential awards, and any increases to this, reflect the role and business; and

?      Awards reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative).

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MFS will analyze votes on executive compensation on a case-by-case basis.?? MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are misaligned with shareholders or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of its clients.? When analyzing whether an issuer?s compensation practices are geared towards durable long-term value creation, we use a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.? We also have identified the following practices in compensation plans that we believe may be problematic and we review any plan that contains four (4) or more of these practices with extra scrutiny:???

?      Relative total shareholder return (TSR) performance thresholds requiring less than median performance.

?      Qualitative (i.e., strategic or individual) goals that account for 30% or more of a given short- or long-term award.

?      Performance-based long-term incentives that have less than a 3-year performance period.

?      CEO perks of more than $100,000.

?      A long-term performance plan that has no financial performance requirements.

?      Executive or director pledging of shares.

?      CEO pay that is four times the average pay of the company's next named executive officers (NEO).

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MFS may also vote against an issuer's executive compensation practices if there is insufficient disclosure about the issuer?s practices.??

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MFS generally supports proposals to include an advisory shareholder vote on an issuer?s executive compensation practices on an annual basis.

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MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company?s compensation plan; however, where such incentives are included, we believe:

?      The incentives should be tied to quantitative or other externally verifiable outcomes rather than qualitative measures.

?      The weighting of incentives should be appropriately balanced with other strategic priorities.

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We believe non-executive directors may be compensated in cash or stock but these should not be performance-based. ?

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Stock Plans

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MFS may oppose stock option programs and restricted stock plans if they:?

?      Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%).? MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor?s 100 index as of December 31 of the previous year.??

?      Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.?

?      Do not require an investment by the optionee, give ?free rides? on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.?

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In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.?

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From time to time, MFS may evaluate a separate, advisory vote on severance packages or ?golden parachutes? to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a caseby-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.?

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MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.?

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MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:?

?        MFS votes against consecutive pay votes;

?        MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly; or?

?        An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.?

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??????????? Shareholder Proposals on Executive Compensation

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MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives. ?

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MFS may support reasonably crafted shareholder proposals that:

?      Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer?s annual compensation that is not determined in MFS? judgment to be excessive;??

?      Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;?

?      Expressly prohibit the backdating of stock options; or, ?

?      Prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

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Environmental and Social Proposals

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Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.?

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Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, many must be assessed on a case-by-case basis.?

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For example, MFS may support proposals reasonably crafted proposals:

?      On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data; or request appropriately robust and ambitious plans or targets.?

?      Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.

?      On diversity: that seek to amend a company?s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.??

?      On lobbying: that request good practice disclosure regarding a company?s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).?

?      On tax: that request reporting in line with the GRI 207 Standard on Tax.

?      On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.

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MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don?t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented. ?

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The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues.? Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

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B. GOVERNANCE OF PROXY VOTING ACTIVITIES

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From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.? These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

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1. MFS Proxy Voting Committee

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The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.? The MFS Proxy Voting Committee:

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a.       Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

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b.      Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);?

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c.       Considers special proxy issues as they may arise from time to time; and

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d.      Determines engagement priorities and strategies with respect to MFS' proxy voting activities

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The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS? Director of Global Stewardship.? The stewardship team are members of MFS? investment team.

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2. Potential Conflicts of Interest

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These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS? clients.? If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.? The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

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The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS? clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.[26] Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS? client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS? voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.?

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In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.? In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,? (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, ?Non-Standard Votes?); the MFS Proxy Voting Committee will follow these procedures:

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a.       Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the ?MFS Significant Distributor and Client List?);?

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b.      If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

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c.       If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS? clients, and not in MFS' corporate interests; and?

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d.      For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer?s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS? clients, and not in MFS' corporate interests.? A copy of the foregoing documentation will be provided to MFS? Conflicts Officer.

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The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS? distribution and institutional business units.? The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

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For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company?s shareholder meeting at which the director nominee is standing for election.

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If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.? Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

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Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the ?top tier fund?) may own shares of other MFS Funds (the ?underlying fund?). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.? If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund?s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.??

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3. Review of Policy

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The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS? clients and the companies in which MFS? clients invest.? The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually.? From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.? These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

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C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

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1. Use of Proxy Advisory Firms

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MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.? Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.? The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (?Glass Lewis?; Glass Lewis and ISS are each hereinafter referred to as the ?Proxy Administrator?).

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The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator?s system by an MFS holdings data-feed.? The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company?s stock and the number of shares held on the record date by these accounts with the Proxy Administrator?s list of any upcoming shareholder?s meeting of that company.? If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client?s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders? meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.??

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MFS also receives research reports and vote recommendations from proxy advisory firms.? These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data.? MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms.? This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports.? We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

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2. Analyzing and Voting Proxies

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Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.? The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.? In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator).? As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter.? MFS also uses its own internal research,? the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.??

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For certain types of votes (e.g. mergers and acquisitions, proxy contests and capitalization matters), MFS? stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.[27] For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with? MFS investment analysts and/or portfolio managers.3? However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

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As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS? best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS? clients.? Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

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In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS? clients.

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For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

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3. Securities Lending?

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From time to time, certain MFS Funds may participate in a securities lending program.? In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting?s record date so that MFS will be entitled to vote these shares.? However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.? If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a nonU.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.?

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4. Potential impediments to voting?

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In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (?share blocking?).? Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.? Similarly, practices vary widely as to the ability of a shareholder to have the ?block? restriction lifted early (e.g., in some countries shares generally can be ?unblocked? up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer?s transfer agent).? Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.? For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.? Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.??

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From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.??

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In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a bestefforts basis in the context of the guidelines described above.?

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D. ENGAGEMENT

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As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

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MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company?s proxy statement that are of concern to shareholders, including environmental, social and governance matters.? This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.?

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A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company?s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.? ?

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E. RECORDS RETENTION

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MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees.? All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator?s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company?s proxy issues, are retained as required by applicable law.

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F. REPORTS

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??????????? U.S. Registered MFS Funds

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MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.? These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and ?golden parachutes?); (ii) a summary of votes against management?s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.? Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.?

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??????????? Other MFS Clients

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MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

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??????????? Firm-wide Voting Records

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??????????? MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

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Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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NEUBERGER BERMAN

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CODE OF ETHICS

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Last Updated: ?	13 January 2023
Policy Owner: ?	NB Central Compliance
Previous Versions:	30 June 2022
?	31 March 2022
?	18 January 2022
?	26 January 2021
?	January 2019
?	January 2018
?	January 2016
?	January 2013
?	May 2011

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CODE OF ETHICS

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This Code of Ethics (the "Code") is adopted by the North-American based registered investment advisers (the ?NB Advisers?)[28] of Neuberger Berman Group LLC (the ?Firm?) pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 (the ?Advisers Act?), the Neuberger Berman Group of Funds (the ?NB Funds?) and any NB Adviser that serves as investment adviser or subadviser to the NB Funds or other non-NB Funds (collectively, the ?Funds?) pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the ?Company Act?).

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Any questions relating to this document should be brought to the attention of your designated Chief Compliance Officer or the firm?s Head of Compliance, Brad E. Cetron. A list of Chief Compliance Officers and other Compliance contacts of the NB Advisers is attached here as Exhibit A.

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By accepting employment with the Firm, you have agreed to be bound by this Code of Ethics. On an annual basis you will be required to certify in writing your understanding of, and adherence to, this Code and your intention to comply with its requirements (including any amendments).

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Statement of General Principles ..................................................................................................... 4 A. General Prohibitions ................................................................................................................... 5 B. Definitions .................................................................................................................................... 5 C. Code Policies .............................................................................................................................. 11

1. Covered Accounts .................................................................................................................................... 11 2. Initial Public Offerings ............................................................................................................................ 11 3. Information Barrier .................................................................................................................................. 11 4. Transactions in Restricted List Securities ................................................................................................ 11 5. Private Placements ................................................................................................................................... 12 6. Digital Assets ........................................................................................................................................... 12 7. Dissemination of Client Information ....................................................................................................... 13

8.   Gifts 13

9.   Related Issuer .......................................................................................................................................... 13

10.Trading Opposite Clients ........................................................................................................................ 13 11.Service on a Board of Directors ............................................................................................................. 14 12.Limitations on Short and Long Positions ................................................................................................ 14 13.Transactions in Shares of Funds............................................................................................................. 15

14.Transactions in Futures, Swaps, Forwards and Commodities ................................................................. 15

15.Sanctions ................................................................................................................................................. 15 16.Violations............................................................................................................................................... 15 D. Reporting Requirements ......................................................................................................... 15

1. Reports by Access Persons ...................................................................................................................... 16 2. Reports by Disinterested Directors/Trustees ............................................................................................ 17 3. Exceptions to Reporting Requirements .................................................................................................... 17 4. Notification of Reporting Obligations ...................................................................................................... 18

E. Code Procedures ........................................................................................................................ 18

1. Maintenance of Covered Accounts .......................................................................................................... 18 2. Pre-Clearance of Securities Transactions ................................................................................................. 18 3. Blackout Period ....................................................................................................................................... 19

4. Price Restitution ...................................................................................................................................... 20 5. Holding Period ......................................................................................................................................... 21 6. Code Procedures Monitoring ................................................................................................................... 22

F.? NB Funds? Ethics and Compliance Committee ..................................................................... 23 G.? Annual Report to the NB Funds? Board ................................................................................ 23 H.? Administration ......................................................................................................................... 23

I.? Recordkeeping ........................................................................................................................... 24

EXHIBIT A - Compliance Contacts ............................................................................................. 25 EXHIBIT B - Applicability of Code Procedures to Temporary Access Persons .................... 26

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Statement of General Principles

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The Code is designed to ensure, among other things, that employees put Client interests first and conduct their activities in a manner consistent with applicable Federal Securities Laws. The following principles shall govern the personal investment activities of all individuals subject to this Code:

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?      Employees must at all times place the interests of Clients ahead of their personal interests - Client trades have priority over personal securities trades.

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?      Personal securities transactions must be conducted in accordance with this Code and in such a manner as to avoid any actual, perceived or potential conflict of interest or abuse of an employee?s position of trust and responsibility.

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?      Employees should not take advantage of their position to benefit themselves at the expense of any Client.

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?      In personal securities investing, employees should follow a philosophy of investment rather than trading.

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?      Employees must comply with applicable Federal Securities Laws.

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A. General Prohibitions

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No person associated with the NB Advisers or the Firm, in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by a Client, shall:

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?      Employ any device, scheme or artifice to defraud any Client;

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?      Make any untrue statement of a material fact to any Client or omit to state to such Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

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?      Engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any Client;

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?      Engage in any manipulative practice with respect to any Client;

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? Engage in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security; or

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? Engage in any transaction intended to raise, lower, or maintain the price of any security or to create a false appearance of active trading.

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B. Definitions

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The following words have the following meanings in this Code:

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Access Person

a.       Any employee, officer, director of any NB Adviser or NB Fund (or any company controlled by the NB Advisers) and their Immediate Family Members; and?

b.      Any director, officer or general partner of a principal underwriter who, in the ordinary course of business, makes, participates in or obtains information regarding the purchase or sale of Covered Securities by any NB Fund for which the principal underwriter acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to the NB Fund regarding the purchase or sale of Covered Securities.

c.       Any temporary employee, consultant, contractor, intern or other person who will be on the Firm?s premises for a period of ninety (90) days or more.? See Exhibit B for applicability of Code Procedures to Temporary Access Persons. ?

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Advisory Person

An Access Person of the NB Advisers who, in connection with his or her regular functions or duties, makes, or participates in making, recommendations regarding the purchase or sale of Covered Securities by a Related Client. The determination as to whether an individual is an Advisory Person shall be made by the Legal and Compliance Department, taking into consideration the following roles and responsibilities: Portfolio Manager, Traders, Analysts (credit/research) and any member on any of their respective teams, including Administrative Assistants.

Beneficial Interest

An employee has a Beneficial Interest in an account if they may profit or share in the profit from transactions. In general, a person is regarded as having direct or indirect Beneficial Interest in securities held in his or her name, as well as:

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?      in his or her name as trustee for himself or herself or for his or her Immediate Family Member;

?      in a trust in which he or she has a Beneficial Interest or is the settlor with a power to revoke;

?      by another person and he or she has a contract or an understanding with such person that the securities held in that person's name are for his or her benefit;

?      in the form of acquisition rights of such security through the exercise of warrants, options, rights, or conversion rights;?

?      by a partnership of which he or she is a member;

?      by a corporation which he or she uses as a personal trading medium;

?      by a holding company which he or she controls; or

?      any other relationship in which a person would have beneficial ownership under Rule? 16a1(a)(2) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect Beneficial Interest shall apply to all securities which an Access Person has or acquires.

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Any employee who wishes to disclaim a Beneficial Interest in any securities must submit a written request to the Legal and Compliance Department explaining the reasons therefore. Any disclaimers granted by the Legal and Compliance Department must be made in writing. Without limiting the foregoing, if a disclaimer is granted to any employee with respect to an account of an Immediate Family Member, the provisions of this Code applicable to such employee shall not apply to the

Immediate Family Member for which such disclaimer was granted. However, if the Immediate Family Member whose account was disclaimed is also an employee of an NB Adviser, the sections of this Code applicable to employees would still be applicable to the employee?s Immediate Family Member.

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Blind Trust

A trust in which an Access Person has Beneficial Interest or is the settlor with a power to revoke, with respect to which the Legal and Compliance Department has determined that such Access Person has no direct or indirect influence or control over the selection or disposition of securities and no knowledge of transactions therein, provided, however, that direct or indirect influence or control of such trust is held by a person or entity not associated with the Firm and not a relative of such Access Person.

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Client

An investment advisory account, including, but not limited to, the Funds, other commingled investment vehicles and separate accounts for which any of the NB Advisers provides investment advice, management or exercises discretion.

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?Control? means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Generally, any person who owns beneficially, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a company shall be presumed to control such company (Section 2(a)(9) of the Company Act).?

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Covered Account

An account held in the name of an Access Person where the Access Person has, or is deemed to have, a Beneficial Interest, including investments held outside of an account over which an Access Person has physical control, such as a stock certificate.

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Covered Security

a. Any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a ?security?, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;?? b. Shares of any Fund; and?

c. Exchange Traded Funds and closed-end funds registered under the Company Act.

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The term Covered Security does not include:?

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a.       Direct obligations of the Government of the United States, its territories or States or Related Securities thereof, (including short term debt securities that are government securities within the meaning of the law);?

b.      Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short- term debt instruments including repurchase agreements; and?

c.       Shares issued by registered open-end investment companies for which any NB Adviser does not act as investment adviser, sub-adviser or distributor provided such shares are held directly with the fund company in a mutual fund account and not in a third-party brokerage account unless the Access Person has obtained prior written approval from the Legal and Compliance Department to maintain such account.

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De minimis Restitution

Price restitutions that result in less than $2500 collectively (which may be updated from time to time) or where the gain to be received by each underlying Client account is less than $100.?

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Digital Asset

A ?Digital Asset? is an asset that is issued and/or transferred using distributed ledger or blockchain technology (?distributed ledger technology?), including, but not limited to, so-called ?virtual currencies,? ?coins,? and ?tokens.? A particular digital asset may or may not meet the definition of ?security? under the federal securities laws.? Cryptocurrency is a form of digital asset. References made herein to ?Digital Assets? should be construed as referring to all digital assets, including cryptocurrency (for example, Bitcoin, Ethereum and any other cryptocurrencies).

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Digital Asset Derivative

A Digital Asset Derivative is one whose value is based on or derived from the value of a Digital Asset such as options, futures and swaps on a Digital Asset.

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Disinterested Director/Trustee

A person who serves as director/trustee of an NB Fund and is not otherwise affiliated with an NB Fund.

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Domestic Partnership

An interpersonal relationship between two individuals who live together and share a common domestic life (?Domestic Partners?).[29]

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Ethics and Compliance Committee

The Ethics and Compliance Committee of the NB Funds (except the NB Registered Private Equity Funds).?

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Exchange Traded Fund

Unit investment trusts or open-ended investment companies registered under the Company Act that trade on a national stock exchange.??

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Exempt Transactions

Transactions that may be exempt from certain provisions of the Code such as, pre-clearance, minimum holding period, or blackout periods.? Exempt Transactions are not exempt from the general provisions of the Code including reporting requirements.? The following have been defined as Exempt Transactions:

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a.       Transactions in Managed Accounts.

b.      Transactions made automatically in accordance with a predetermined schedule and allocation, such as part of a dividend reinvestment plan (?DRIP?).?

c.       An involuntary purchase effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of rights so acquired.

d.      The acquisition or disposition of securities through stock dividends, stock splits, reverse stock splits, mergers, margin calls, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of securities.?

e.       Securities transactions effected in Blind Trusts.?

f.        A transaction by an NB Fund Disinterested Director/Trustee unless at the time of such transaction, the Disinterested Fund Director/Trustee, knew or should have known that, during the fifteen calendar day period immediately preceding or, after the date of the transaction by the Disinterested

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Director/Trustee, such security was purchased or sold by the NB Fund or was being considered for purchase or sale for Clients of the NB Adviser, provided that the foregoing does not apply if the Disinterested Fund Director/Trustee gains knowledge that such security was held by the NB Fund due to public disclosure on the NB Fund?s website of such holding.?

g.      Transactions in the following broad-based security indices:? S&P 500, NASDAQ, 7-10 Year

Treasury Bond Index, 20+ Year Treasury Bond Index, Russell 2000 and Dow Jones Industrial

Average. [30]

h.      Other transactions designated in writing by the Legal and Compliance Department.?

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Federal Securities Laws

The Securities Act of 1933 (?Securities Act?), the Securities Exchange Act of 1934 (?Exchange Act?), the Company Act, the Advisers Act, the Sarbanes-Oxley Act of 2002 (as applicable), Title V of the Gramm- Leach-Bliley Act, any rules adopted by the Securities and Exchange Commission (?SEC?) under any of these statutes, the Bank Secrecy Act as it applies to registered investment companies and investment advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.

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Fixed Income Advisory Person

Solely for Covered Accounts maintenance purposes, an Advisory Person who reports, directly or indirectly, to the Chief Investment Officer and Global Head of Fixed Income.

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Fund

Any investment company, and series thereof, registered under the Company Act for which any NB Adviser is the investment manager, investment adviser, sub-adviser, administrator or distributor.

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iCompliance

The Firm?s proprietary employee compliance dashboard managed by the Legal and Compliance Department.? iCompliance facilitates the reporting and monitoring of a number of key compliance requirements including: the Firm?s annual personal securities holding affirmation; tracking of employee outside investments, outside activities, political contributions and employee licenses and registrations; and a pre-trade approval process for employee trading activity that occurs at third party broker-dealers.

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Immediate Family Member

a.       An Access Person?s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, Domestic Partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-inlaw, sister-in- law, including adoptive relationships who share the same household as the Access

Person? or to whom the employee provides material financial support; and

b.      Any other relative or person who shares the same household as the Access Person? or to whom the employee provides material financial support and is deemed to be an Immediate Family Member by the Legal and Compliance Department.

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Legal and Compliance Department

The Neuberger Berman Legal and Compliance Department.

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Limited Access Person

An Access Person?s Immediate Family Member who would otherwise be an Access Person but who is determined by the Legal and Compliance Department to be a Limited Access Person considering factors including, but not limited to, whether the Immediate Family Member shares the same household as the Access Person and is financially dependent on the Access Person. ?

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Limited Access Person Account

An account in the name of a Limited Access Person held at the Firm. A Limited Access Person Account may be treated as a Managed Account at the discretion of the Legal and Compliance Department.??

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Managed Account

A Covered Account where full control and investment discretion has been delegated pursuant to an investment advisory agreement that includes the payment of a management fee to: 1) an unrelated thirdparty investment manager, or 2) a Neuberger Berman portfolio management team of which the employee is not a member. A Limited Access Person Account may be treated as a Managed Account at the discretion of the Legal and Compliance Department.

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NB Advisers

The Firm?s North American-based investment advisers: Neuberger Berman Investment Advisers LLC, Neuberger Berman Canada ULC, Neuberger Berman BD LLC, NB Alternatives Advisers LLC, Neuberger Berman Trust Company N.A., Neuberger Berman Trust Company of Delaware N.A.??

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NB Closed-End Fund (?CEF?) Insider

An Access Person who is a director, officer or principal stockholder (holder of more than 10% of a class of reportable securities) of any company that has a class of equity securities registered pursuant to Section 12 of the Exchange Act and is subject to beneficial ownership reporting obligations under Section 16.? Obligations apply to all insiders of the closed-end funds (?NB CEF?) as well as to NBIA and certain of its affiliated persons.??

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NB Funds

The NB Group of Funds.

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Private Placement

An offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under the Securities Act.

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Related Client

A Client account, including a proprietary account consisting of seed capital during the incubation period, for which an Advisory Person or the portfolio management team of which the Advisory Person is a member, has or is deemed to have, investment decision-making authority or is responsible for maintaining and/or reviewing information pertaining to the account.

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Related Issuer

An issuer with respect to which an Advisory Person or their Immediate Family Member: (i) has a material business relationship with such issuer or any promoter, underwriter, officer, director, or employee of such issuer; or (ii) is an Immediate Family Member of any officer, director or senior management employee of such issuer.

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Related Security

A Related Security is one whose value is based on or derived from the value of another security, including convertible securities and derivative securities such as options and warrants.

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Security Held or to be Acquired by a Client?

Any Covered Security (or Related Security) that within the most recent fifteen (15) days:???

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?      is being or has been considered by a NB Adviser for purchase by such Client.?

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Trading Desk

The Neuberger Berman Trading Desk.??

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C. Code Policies

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1. Covered Accounts

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Access Persons who are not Advisory Persons are generally permitted to maintain their Covered

Accounts at Neuberger Berman, or with prior approval from the Legal and Compliance Department, at Fidelity Investments (?Fidelity?). Advisory Persons are generally required to maintain their Covered Accounts at Neuberger Berman.[31]?

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Canadian Employees Only. Employees in Canada are required to maintain their Covered Accounts at RBC and to ensure that any accounts opened are added to the electronic feed between Neuberger Berman and RBC.

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2. Initial Public Offerings

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Access Persons are generally prohibited from acquiring direct or indirect beneficial ownership of any equity security in an initial public offering.

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3. Information Barrier

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The Firm has adopted Information Barrier Policies and Procedures (the ?Policy?).? All Access Persons are required to be familiar with the Policy and shall certify, on an annual basis, that they have read, understood and complied with the requirements of this Code and the Policy.

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4. Transactions in Restricted List Securities ?

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Access Persons may obtain material non-public information (?MNPI?) or establish special or

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?insider? relationships with one or more issuers of securities (e.g., the employee may become an officer or director of an issuer, a member of a creditor committee that engages in material negotiations with an issuer, and so forth). In such cases, the Access Person should keep in mind that they are subject to the Firm?s Information Barrier Policies and Procedures.???

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5. Private Placements

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Access Persons may not acquire direct or indirect Beneficial Interest in any Private Placement without prior written approval from the Legal and Compliance Department and such other persons as may be required. Private Placements include, but are not limited to, any interest in a hedge fund, private equity vehicle or other similar private or limited offering investment. Preapproval for NB-sponsored private securities transactions made through the firm?s Employee Investment Solutions (EIS) team are submitted by the Legal and Compliance Department on the employee?s behalf.

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Approval of a Private Placement shall take into account, among other factors, whether: i) the investment opportunity should be reserved for a Client, and ii) the opportunity is being offered to the individual by virtue of his or her position with the Firm, the NB Adviser or his or her relationship with or to the Client or the issuer of the Private Placement.? Additional capital investments (other than capital calls related to the initially approved investment) in a previously approved Private Placement require a new approval.

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Advisory Persons who hold a previously approved Private Placement and are subsequently involved, or play a part in the consideration of the same Private Placement as an investment for a

Related Client, must inform the Legal and Compliance Department of their personal investment

(or their Immediate Family Member?s investment).? The decision to invest in the Private Placement for a Related Client will be determined by the Legal and Compliance Department and other relevant parties as deemed necessary for the review process.???

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??????????????? Access Persons? private placement redemptions are subject to review and approval by the???????????? Legal and Compliance Department.

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6. Digital Assets

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Access Persons transacting in Digital Assets are required to disclose their coin-exchange accounts (?Digital Assets Accounts?)[32] and obtain prior approval for Digital Asset transactions by submitting a pre-clearance request in iCompliance.? All Digital Assets transactions executed in Digital Assets Accounts are subject to the 60 calendar day holding period.

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Same-Day Blackout Period. An Advisory Person may not buy or sell a Digital Asset on a day during which a Related Client account executes a ?buy? or ?sell? order in the same Digital Asset or a Digital Asset Derivative. Purchases that occur on the same day will be required to be

?broken.? Any losses will be incurred by the Advisory Person and any gains (including gains

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disgorged from a sale on the same day) may be donated to a charitable organization designated by the Firm.

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Quarterly iCompliance Certification. Within 30 days of each calendar quarter-end, Access Persons are required to certify that:

i.        all Digital Assets Accounts have been disclosed;?

ii.      Any Digital Assets transactions executed during the reporting quarter were pre-cleared; and?

iii.    Digital Assets transactions have complied with the required 60 calendar day holding period.

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In addition, Advisory Persons who transact in Digital Assets for Related Client accounts are also required to provide evidence of any Digital Assets transactions executed during the reporting period.??

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7. Dissemination of Client Information

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Access Persons are prohibited from revealing material information relating to current or anticipated investment intentions, portfolio transactions or activities of Client/Funds except to persons whose responsibilities require knowledge of such information.

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8. Gifts

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Access Persons are prohibited from giving or receiving any gift or other item of value to or from any one person or entity that does business with the Firm without prior approval from the Legal and Compliance Department. Generally, promotional items valued at $25 or less do not require prior approval although certain recipients may be subject to stricter gift limits under state rules or rules applicable to ERISA fiduciaries.? The Firm has adopted the Gifts & Entertainment Policy and Procedures to which all employees are subject.?

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9. Related Issuer

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Advisory Persons are required to disclose to the Legal and Compliance Department when they play a part in any consideration of an investment by a Client in a Related Issuer.? The decision to purchase securities of the Related Issuer for a Client will be determined by the Legal and

Compliance Department and other relevant parties as deemed necessary for the review process.

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10. Trading Opposite Clients

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No Advisory Person or Advisory Person of a Fund may execute transactions in a Covered

Security held in a Covered Account that would be on the opposite side of any trade in a Related

Client account that was executed within 5 business days prior to the trade in the Covered Account ("Opposite Side Trade").? For example, if an Advisory Person executes a purchase of shares of Company XYZ on Monday, February 1st for a Related Client account(s), that Advisory Person and their team will be prohibited from executing a sale of shares of Company XYZ for their Covered Accounts between the time when the Related Client order was submitted on Monday, February 1st through the close of trading on Monday, February 8th.??

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Notwithstanding the foregoing, an Advisory Person or Advisory Person of a Fund (or their team member) may execute an Opposite Side Trade for the following reasons:

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?      to capture a gain or loss for tax purposes;

?      the Advisory Person or Advisory Person of a Fund sold the security for the Related Client account in order to raise cash;

?      securities transactions effected in Blind Trusts;

?      securities transactions that are non-volitional on the part of the Advisory Person or Advisory Person of a Fund. Non-volitional transactions include shares obtained or redeemed through a corporate action (e.g., stock dividend) or the exercise of rights issued by an issuer pro rata to all holders of a class of securities; or

?      other such exceptions as may be granted by the Legal and Compliance Department.

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11. Service on a Board of Directors

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Access Persons are prohibited from serving on the board of directors of any public or private company without prior written approved from the Legal and Compliance Department.[33]?

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12. Limitations on Short and Long Positions

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Advisory Persons are not permitted to: a) sell short any security (or Related Security) that they hold or intend to hold for a Related Client; or b) buy a long position in a security (or Related Security) if they have or intend to create a short position in the same security for a Related Client. Notwithstanding the foregoing, certain types of transactions may be permitted with prior approval from the Legal and Compliance Department and the CIO (or designee), such as?

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i. A purchase to cover an existing short position, except that if an Advisory Person intends to create a long position for a Related Client in the same security, all Related Client transactions must be completed before the Advisory Person can cover their short position.?? ii. A short sale against a broad-based index. Approved broad-based indices include the

S&P 500, NASDAQ, 7-10 Year Treasury Bond Index, 20+ Year Treasury Bond Index, Russell 2000 and Dow Jones Industrial Average.? Any other index must be approved by the Legal and Compliance Department before engaging in any short sales against such index. iii. A short sale to hedge an existing security position provided the hedging activity is proportionate to the account.? iv. Any approvals granted under this section will not relieve the Advisory Person from being subject to Price Restitution.?

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13. Transactions in Shares of Funds

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a.       All trading in shares of a Fund is subject to the terms of the prospectus and the Statement of Additional Information of the Fund.

b.      No Access Person may engage in excessive trading or market timing in any shares of any Fund.

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14. Transactions in Futures, Swaps, Forwards and Commodities ?

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The Firm is subject to regulatory requirements mandating the monitoring of certain financial instruments positions held by client accounts, and in some cases, employee personal accounts. To minimize the regulatory risk to the Firm and ensure the focus is on? required client monitoring, Access Persons are prohibited from entering into any transaction (long or short) involving a futures contract, swap, forward contract (including currency forwards), and commodities. Access Persons who join the Firm with such holdings must close out the positions at the earliest opportunity. Adding to, or rolling such positions is not permitted.?

?

15. Sanctions

?

The Firm shall have the authority to impose sanctions for violations of this Code. Such sanctions may include a letter of censure, suspension or termination of the employment of the violator, forfeiture of profits, forfeiture of personal trading privileges, forfeiture of gifts, or any other penalty deemed to be appropriate.

?

16. Violations

?

Access Persons must report apparent or suspected violations in addition to actual or known violations of the Code to the Legal and Compliance Department.? Access Persons are encouraged to seek advice from the Legal and Compliance Department with respect to any action or transaction which may violate this Code and to refrain from any action or transaction which might lead to the appearance of a violation.? The types of reporting that are required under this Code include:?

?

?      Non-compliance with applicable laws, rules, and regulations;?

?      Fraud or illegal acts involving any aspect of the Firm?s business;?

?      Material misstatements in regulatory filings, internal books and records, client records or reports;?

?      Activity that is harmful to clients, including fund investors; and?

?      Deviations from required controls and procedures that safeguard clients and the Firm.??

?

D. Reporting Requirements[34] ?

?

?

1.      Reports by Access Persons?

?

a.       Initial Disclosure?

?

i.                 All Access Persons must disclose their Covered Accounts within 10 calendar days of becoming an Access Person. The initial holdings disclosure must include all Covered Accounts in which the Access Person has a direct or indirect Beneficial Interest. Access Persons may satisfy this requirement by providing copies of their account statements for all Covered Accounts to the Legal and Compliance Department (as applicable).?

?

ii.              The information provided must be current as of a date no more than 45 days?

????? prior to the date the person became an Access Person.

?

iii.            Access Persons will be provided with a copy of the Code of Ethics and be

????????????????????????? required to acknowledge receipt of the Code.??

?

b.      Quarterly Disclosure?

?

i.                 Within 30 days of the end of each calendar quarter, Access Persons must disclose securities transactions in any Covered Security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Interest that occurred during the previous quarter. For each transaction executed during the quarter, the following information must be provided:?

?

?      the date of the transaction;

?      type of transaction (buy, sell, short, cover, etc.);

?      name of security, exchange ticker, symbol or CUSIP number;

?      the number of shares, price and principal amount;?

?      the broker, dealer or bank with, or through which, the transaction was effected; and

?      the interest rate and maturity date (as applicable).?

?

ii.              The above requirement may be satisfied if information is being received by Neuberger Berman as stated in Section D(3).

?

c.       Annual Disclosure

?

i.                 On an annual basis, Access Persons must affirm that all Covered Accounts have been reported and are reflected in iCompliance.?

?

ii.              Access Persons are required to certify that they have read, understand, and complied with the Code of Ethics and the Information Barrier Policies and Procedures, and have disclosed or reported all personal securities transactions, holdings and accounts required to be disclosed or reported pursuant to the requirements of the Code.

?

iii.            The information provided must be current as of a date no more than 45 days of the date the report is submitted.

?

iv.             With respect to any Blind Trust in which an Access Person has a Beneficial Interest, such Access Person must certify that they do not exert any direct or indirect influence or control over the trustee by: a) suggesting or directing any particular transactions in the account, or b) consulting with the trustee regarding the allocation of investments in the account.

?

v.               With respect to any Managed Account managed by a third-party, Access Persons must certify that they do not exert any direct or indirect influence or control over the thirdparty manager by: a) suggesting or directing any particular transactions in the account, or b) consulting with the third-party manager regarding the allocation of investments in the account.??

?

2.      Reports by Disinterested Directors/Trustees

A director/trustee of a NB Fund who is not an "interested person" of the NB Fund within the meaning of section 2(a)(19) of the Company Act, and who would be required to make a report solely by reason of being a NB Fund director/trustee, need not make:

a.       An initial holdings disclosure and annual holdings disclosure under Section D(1)(a) and (c) above; and

b.      A quarterly transactions disclosure under Section D(1)(b) above, unless the director/trustee knew or, in the ordinary course of fulfilling their official duties as a NB Fund director/trustee, should have known that during the 15-day period immediately before or after the director/trustee?s transaction in a Covered Security, the NB Fund purchased or sold the Covered Security, or the NB Fund or its investment adviser considered purchasing or selling the Covered Security, provided that the foregoing does not apply if the Disinterested Fund Director/Trustee gains knowledge that such security was held by the NB Fund due to public disclosure on the NB Fund?s website of such holding.?

?

3.  Exceptions to Reporting Requirements

?

With regards to Section D(1)(b), Access Persons need not disclose holdings if such disclosure would duplicate information contained in trade confirmations or account statements (including electronic feeds of such information) received by Neuberger Berman.? For purposes of the foregoing, the Legal and Compliance Department maintains (i) electronic records of all securities transactions effected through Neuberger Berman and Fidelity, and (ii) copies of any duplicate confirmations that have been provided to the Legal and Compliance Department, or electronic feeds received by the Legal and Compliance Department under this Code of Ethics with respect to securities transactions that, pursuant to exceptions granted by the Legal and Compliance Department, have not been effected through Neuberger Berman.

?

4.  Notification of Reporting Obligations

?

The Legal and Compliance Department shall identify all Access Persons who are required to make reports under the Code and inform them of their reporting obligations.

?

E. Code Procedures

?

1.  Maintenance of Covered Accounts??

?

a.       General Rules

?

i.        Access Persons who are either Fixed Income Advisory Persons or not Advisory

Persons may maintain their Covered Accounts at Neuberger Berman or Fidelity.?

Prior written approval from the Legal and Compliance Department is required for Fidelity accounts.

?

ii.      Advisory Persons, other than Fixed Income Advisory Persons, are required to maintain their Covered Accounts at Neuberger Berman.

?

iii.    Limited Access Persons are not required to keep their securities accounts at Neuberger Berman or Fidelity.??

?

b.      Exceptions to Maintenance of Covered Accounts at Neuberger Berman or Fidelity:

?

i.        Managed Accounts.? Any Access Person granted approval to maintain an external Managed Account is required to direct their broker, adviser or trustee to provide duplicate copies of all trade confirmations, as well as copies of account statements to the Legal and Compliance Department.?

?

ii.      DRIPs established directly with the issuer that have been approved by the Legal and Compliance Department and for which duplicate copies of confirmations and periodic statements are provided.?

?

iii.    Other accounts as may be permitted by the Legal and Compliance Department.??

???????

2.  Pre-Clearance of Securities Transactions?

?

a.       Access Persons?

?

i.               Access Persons are required to obtain prior approval for transactions in Covered Accounts not maintained at Neuberger Berman by submitting a pre-clearance request in iCompliance that is compared with the Firm?s Restricted List.

?

ii.            Access Persons are required to obtain prior approval from the Trading Desk before executing any transactions in Covered Accounts held at Neuberger Berman. Before granting approval, the Trading Desk, subject to oversight by the Legal and Compliance Department, will determine whether:

?

?      the employee is an Advisory Person of a Fund that is a Related Client with a pending "buy" or "sell" order in the same (or Related Security);

?

?      the security is on the Firm?s Restricted List(s); or?

?

?      the transaction is de minimis

?

iii.            The Legal and Compliance Department reviews transactions for required trade preclearance and all transactions are subject to the Price Restitution review, subject to certain exceptions (see section E(4)).

?

b.      Advisory Persons?

?

Advisory Persons who are members of the Firm?s Equity Research Department are subject to additional pre-approval requirements for their personal trading. Members of the Research

Department should refer to the Equity Research Department?s Procedures for specific details.

?

c.       NB CEF Insiders

?

Access Persons who are NB CEF Insiders must obtain prior approval from mutual fund compliance before placing any transactions in the NB CEFs.

?

d.      Exceptions from Pre-clearance Requirement

?

i.            Exempt Transactions

?

ii.         Other securities designated in writing by the Legal and Compliance Department

?

3.  Blackout Period

?

a.       Same Day ? Advisory Persons of a Fund

?

i.        An Advisory Person of a Fund may not buy or sell a Covered Security (or a Related Security) on a day during which any Related Client executes either a ?buy? or ?sell? order in the same security (?Same Day Blackout Period?).

ii.      Purchases that occur within the Same Day Blackout Period will be required to be

?broken.? Any losses will be incurred by the Covered Account and any gains (including gains disgorged from a sale within the Same Day Blackout Period) may be donated to a charitable organization designated by the Firm.

?

iii.    Certain Limited Access Person Accounts may be subject to the Same Day Blackout Period.?

?

b.      Research Personnel

?

Advisory Persons who are members of the Firm?s Equity Research Department may be subject to a blackout period for their personal trading. Members of the Research Department should refer to the Equity Research Department?s Procedures for specific details.

?

4.  Price Restitution

????????

a.       Same Day Price Restitution

?

i. Access Persons??

?

? If an Access Person purchases or sells a Covered Security in a Covered Account and a Client purchases or sells the same security during the same day, the Access Person may not receive a more favorable price than that received by the Client.?

?

ii. Limited Access Persons

?

? If an Advisory Person related to a Limited Access Person purchases or sells a

Covered Security in the Limited Access Person Account and such Advisory

Person purchases or sells the same security during the same day for a Related Client, the Limited Access Person Account may not receive a more favorable price than that received by the Related Client.

?

iii. For the avoidance of doubt, a ?purchase? includes a long buy, as well as a cover short, and a ?sell? includes a long sell, as well as a short sale.?

?

b.      Five(5)/One(1) Day Price Restitution ? Advisory Persons?

?

i.         If an Advisory Person purchases or sells a Covered Security within five (5) business days prior, or one (1) business day subsequent to a Related Client (?5/1 Price Restitution?), the Advisory Person may not receive a more favorable price than that received by the Related Client.

ii.      Certain Limited Access Person Accounts may be subject to the 5/1 Price Restitution.?

iii.    For the avoidance of doubt, a ?purchase? includes a long buy, as well as a cover short, and a ?sell? includes a long sell, as well as a short sale.?

?

c.       Price Restitution Execution

?

i.        Price restitution will generally be executed when there is a total gain of at least $2500 (which may be updated from time to time) from the difference in price received by the Access Person vs. the Related Client(s), and a gain of at least $100 to each underlying Client Account.??

ii.      With respect to the Funds, the Legal and Compliance Department reserves the right to review the individual restitutions below $2500 and may require payment of these amounts if facts and circumstances warrant.

iii.    Where restitution is required, preference shall be to provide the economic benefit to Clients where operationally, contractually or legally permitted. Where otherwise not feasible or permitted, restitution may be made by transfer, wire or check and shall be remitted to the Firm for donation to a charitable organization designated by the Firm.

?

d.      Exceptions to Price Restitution?

?

i. ??Exempt Transactions. ii.? De minimis Restitution. iii. Transactions in non-Covered Securities. iv. Transactions arising through hedged options trading.?

v.       Transactions in the Firm?s retirement contribution program.

vi.     Certain transactions related to the initial investment of a Related Client account or investments made as a result of additional funds contributed to an existing Related Client account communicated to the Legal and Compliance Department.

vii.  Other exceptions designated in writing by the Legal and Compliance Department.

5.  Holding Period

?

a.       Sixty (60) Day Holding Period

?

i. All securities positions, including both long and short positions, established in any Covered Account must be held for at least 60 calendar days.[35]?

?ii. Access Persons are required to hold shares of any Fund for at least 60 calendar days. After the holding period has lapsed, Fund shares may be redeemed or exchanged; however, the redemption or exchange of such shares will result in a new 60-day holding period.

?

?

iii.            The holding period begins on the day of the transaction and is measured on a last-in, first-out (?LIFO?) basis.

?

b.      Exceptions to the Holding Period?

?

i. Transactions in Managed Accounts ii. U.S. Treasury obligations

iii.            Bona fide hedging transactions, identified as such to the Legal and Compliance

Department prior to execution, on the following broad-based indices: S&P 500, NASDAQ, 7-10 Year Treasury Bond Index, 20+ Year Treasury Bond Index, Russell 2000 and Dow Jones Industrial Average.?

iv.             Positions where at time of order entry, there is an expected loss of at least 10%.?? This exclusion does not apply to losses in options on equities.

v.               Notwithstanding the foregoing, on a limited basis and with the prior approval of the Legal and Compliance Department and CIO (or designee), shares that have been held for at least one year may be sold even if additional shares of the same security were purchased in the last 60 calendar days.

vi.             The 60-day holding period for Funds shall not apply to:?

?      Taxable and tax-exempt money market funds;

?      Variable annuity contracts for which a Fund does not serve as the underlying investment vehicle; and

?      Shares of an investment company that are purchased through an automatic investment program or payroll deduction.

vii.          The above exclusions shall not apply if, in the opinion of the Legal and Compliance Department, a pattern of excessive trading exists.

Any requests for exceptions to the above holding period must be submitted to the Legal and Compliance Department.

?

6.  Code Procedures Monitoring

?????

The Legal and Compliance Department will conduct post-trade monitoring of employee trades to ascertain that such trading conforms to the procedures above, and where required, that employees have obtained the necessary pre-trade approvals as may be applicable.

?

F.? NB Funds? Ethics and Compliance Committee[36]?

?

1.      The Ethics and Compliance Committee shall be composed of at least two members who shall be Disinterested Director/Trustees selected by the Board of Directors/Trustees of the Company/Trust

(the ?Board?).

?

2.      The Ethics and Compliance Committee shall consult regularly with the Legal and Compliance

Department and/or the NB Funds Chief Compliance Officer and either the Committee or the Board shall meet no less frequently than annually with the Legal and Compliance Department and/or the NB Funds Chief Compliance Officer regarding the implementation of this Code. The Legal and Compliance Department shall provide the Ethics and Compliance Committee with such reports as are required herein or as are requested by the Ethics and Compliance Committee.

?

3.      On a quarterly basis, i) the NB Funds? Chief Compliance Officer reviews with the Ethics and Compliance Committee violations of the Code, if any, and ii) the Chief Compliance Officers of NBIA and NBBD provide certifications to the NB Funds? Board with respect to whether there were any material violations of the Code.

?

G. Annual Report to the NB Funds? Board

?

No less frequently than annually and concurrently with reports to the Board, the NB Funds Chief Compliance Officer shall furnish to the Funds, and the Board must consider a written report that:

?

?      describes any issues arising under this Code or procedures concerning personal investing since the last such report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations;

?      certifies that NBIA, the NB Funds or any NB Adviser, as applicable, have adopted procedures reasonably necessary to prevent Access Persons from violating the Code; and

?      identifies any recommended changes in existing restrictions or procedures based upon the fund's experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

?

H.? Administration

?

1.      All Access Persons must be presented with a copy of this Code of Ethics upon commencement of employment and any amendments thereafter.

2.      All Access Persons are required to read this Code of Ethics and to acknowledge in writing that they have read, understood and agreed to abide by this Code of Ethics, upon commencement of

?

employment and on an annual basis thereafter.? In addition, Access Persons are required to read and understand any amendments thereto.

3.      All Access Persons are required to provide a list of their Covered Accounts.?

4.      Access Persons who violate the rules of this Code of Ethics are subject to sanctions, which may include censure, suspension or termination of employment.

5.      Nothing contained in this Code of Ethics shall be interpreted as relieving any Covered Account from acting in accordance with the provisions of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of Access Persons.

6.      If any Access Person has any question with regard to the applicability of the provisions of this Code of Ethics generally or with regard to any securities transaction, he or she should consult with the Legal and Compliance Department.?

7.      The Legal and Compliance Department may grant exceptions to the requirements of this Code based upon individual facts and circumstances. Exceptions granted will be documented and retained in accordance with record-keeping requirements. Exceptions will not serve as precedent for additional exceptions, even under similar circumstances.

I.? Recordkeeping

?

The Firm shall maintain the following records:

?

1.      A copy of this Code of Ethics and any Code of Ethics that has been in effect within the previous five years.

?

2.      Any record of any violation of this Code of Ethics and any action taken as a result of the violation.? These records shall be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs.

?

3.      A copy of each report made by an Access Person as required by this Code of Ethics, including any information provided in lieu of the monthly reports.? These records shall be maintained for at least five years after the end of the fiscal year in which the report is made or the information provided, the first two years in an easily accessible place.

?

4.      A record of all persons, currently or within the past five years, who are or were required to make reports under this Code of Ethics, or who are or were responsible for reviewing these reports.? These records shall be maintained in an easily accessible place.

?

5.      A copy of each decision to approve an acquisition by an Access Person of any Private Placement.? These records must be maintained for at least five years after the end of the fiscal year in which the approval is granted.

?

??????????????? ?

EXHIBIT A

Compliance Contacts

?

?

?

NB Adviser	?Compliance Contact	Contact Information
NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC - Alternatives	Joseph Bertini, CCO Beverly Griffith-Swan David Leimgruber Thomas Posella	?(212) 476-9802 ?(646) 497-4402 ?(212) 476-8992 ?(646) 497-4591
Neuberger Berman Canada ULC	Viviana Beltrametti Walker, CCO	(646) 497-4354
Neuberger Berman Investment Advisers LLC - Fixed Income ?	Brian Lord, CCO Paul Carter	(312) 325-7707 (312) 325-7765
Neuberger Berman Investment Advisers LLC - Equity? ? Neuberger Berman BD LLC	Brad Cetron, CCO Anna Movchan Henry Rosenberg ? Joshua Blackman	(646) 497-4654 (646) 497-4651 (646) 497-4668 (646) 497-4791
	Jason Hauptman	(646) 497-4681
	Stacy Miller	(646) 497-4663
	? Cathy Collier	(212) 476-8120
	Paula Roman Deborah Jeng	?(646) 497-4667 ?(646) 497 4098
Neuberger Berman Investment Advisers LLC - Mutual Funds	Savonne Ferguson, CCO Chris Connor	(646) 497-4934 (212) 476-5430
	? Joelle Edwards?	? (646) 497-4665
	? Noel Daugherty?? Alice Lam	? (646) 497-4653 ? (646) 497-4056
Neuberger Berman Trust Company N.A. Neuberger Berman Trust Company of Delaware N.A	Benedykt Szwalbenest, CCO	(212) 476-9869

?

Registration Department Contacts

?

Robert Ciraola	(646) 497-4656
Tara Rodrigues	(646) 497-4694

??????????? ?

EXHIBIT B Applicability of Code Procedures to Temporary Access Persons

?

This section describes the requirements under the Code procedures applicable to Temporary Access Persons who will be on the Firm?s premises for ninety (90) days or more and will have access to certain types of firm information.? The Legal and Compliance Department reserves the right to treat persons who will be on the Firm?s premises for less than ninety (90) days as Temporary Access Persons if it deems so appropriate.? Absent specific mention in this section, Temporary Access Persons are subject to all other provisions of the Code.?

?

D.1. Reporting Requirements ? Temporary Access Persons?

?

1.  Initial Disclosure?

??????

a.       All Temporary Access Persons must disclose their Covered Accounts within 10 calendar days of becoming a Temporary Access Person. The initial holdings disclosure must include all Covered Accounts in which the Temporary Access Person has a direct or indirect Beneficial Interest. Temporary Access Persons may satisfy this requirement by providing copies of their account statements for all Covered Accounts to the Legal and Compliance Department (as applicable).?

b.      The information provided must be current as of a date no more than 45 days prior to the date the person became an Access Person.

c.       Temporary Access Persons will be provided with a copy of the Code of Ethics and be required to acknowledge receipt of the Code.?

?

2.  Ongoing Disclosure?

?

a.       Temporary Access Persons must provide the Legal and Compliance Department with duplicate statements of all Covered Accounts disclosed, on a monthly basis (or quarterly, as may be applicable) for their duration at the Firm.??

?

E.1. Maintenance of Covered Accounts

?

1. Temporary Access Persons are not required to hold their Covered Accounts at Neuberger Berman, but must either 1) direct their broker, adviser or trustee, as applicable, to provide duplicate copies of all trade confirmations, as well as copies of account statements to the Legal and Compliance Department for their duration at the Firm, or 2) provide copies of their trade confirmations and account statements to the Legal and Compliance Department.??

???????

E.2. Pre-Clearance of Securities Transactions?

?

1. Temporary Access Persons are required to obtain prior approval for transactions in Covered Accounts by submitting a pre-clearance request in iCompliance.

?

E.3. Same-Day Blackout Period

?

1.      A Temporary Access Person of a Fund may not buy or sell a Covered Security (or Related Security) on a day during which any Related Client executes either a ?buy? or ?sell? order in the same security (?Same Day Blackout Period?).

?

2.      Purchases that occur within the Same Day Blackout Period will be required to be ?broken.? Any losses will be incurred by the Covered Account and any gains (including gains disgorged from a sale within the Same Day Blackout Period) may be donated to a charitable organization designated by the Firm.?

?

E.4. Price Restitution

????????

1.      Same Day Price Restitution

?

a.       If a Temporary Access Person purchases or sells a Covered Security in a Covered Account and a Client purchases or sells the same security during the same day, the Temporary

Access Person may not receive a more favorable price than that received by the Client.?

?

2.      Five(5)/One(1) Day Price Restitution[37]??

?

a.       If a Temporary Access Person purchases or sells a Covered Security within five (5) business days prior, or one (1) business day subsequent to a Related Client (?5/1 Price Restitution?), the Temporary Access Person may not receive a more favorable price than that received by the Related Client.??

?

E.5. Holding Period??????

?

1. Sixty (60) Day Holding Period

?

a.       All securities positions, including both long and short positions, established in any Covered Account must be held for at least 60 calendar days.?

?

b.      Temporary Access Persons are required to hold shares of any Fund for at least 60 calendar days. After the holding period has lapsed, Fund shares may be redeemed or exchanged; however, the redemption or exchange of such shares will result in a new 60-day holding period.

?

c.       The holding period begins on the day of the transaction and is measured on a last-in, firstout (?LIFO?) basis.

?

E.6. Digital Assets

?

?

1.                  Temporary Access Persons transacting in Digital Assets are required to disclose their Digital?????????????? Assets Accounts in iCompliance and obtain prior approval for Digital Assets transactions by?????????????? submitting a pre-clearance request in iCompliance.? All Digital Assets transactions executed in?????????????? Digital Assets Accounts are subject to the 60 calendar day holding period. ?

?

2.                  Within 30 days of each calendar quarter-end, Temporary Access Persons are required to certify?????????????? that:?

i.        all Digital Assets Accounts have been disclosed;?

ii.      Any Digital Assets transactions executed during the reporting quarter were pre-cleared; and?

iii.    Digital Assets transactions have complied with the required 60 calendar day holding period.

?

?

?

Policy Name?	Proxy Voting Policy ???????????????????????????????????????????????? ???????????????Last Reviewed	11/15/2022 ?
?
Related Regulations?	Rule 206(4)-6 and 204-2 under The Investment Advisers Act of 1940 ERISA Rule 404a-1

?

Related Corporate Policies?	BNY Mellon Proxy Voting Policy II-K-052

?

Background

This policy is set forth by applicable business unit and both Newton Investment Management North America, LLC, (?NIMNA?) and its affiliate, Newton Investment Management Limited (?NIM?) (collectively referred to as ?Newton?) have implemented a global approach to their proxy voting process and oversight.? In addition, both NIMNA and NIM are wholly owned subsidiaries of The Bank of New York Mellon (?BNY Mellon?) and as such, Newton may rely on services provided by BNY Mellon related to the proxy voting process.

?

Policy Statement

As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client?s behalf including (where applicable) the exercise of voting rights. Newton provides discretionary and non-discretionary investment advisory services to institutional investors in the form of, for example, separate accounts, model portfolios, and pooled investment vehicles that are offered or maintained by The Bank of New York Mellon and its affiliates, and to other investment advisers through sub-advisory agreements. In addition, we may also provide voting advice to accounts where Newton acts in an advisory capacity.

?

This Proxy Voting Policy (the ?Policy?) describes Newton?s approach to exercising voting rights, where discretion over the voting decisions has been delegated to Newton by its clients and where Newton provides guidance on exercising voting rights in securities that Newton has recommended to clients on a non-discretionary basis, e.g. model accounts.?

Where applicable, Newton will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which Newton manages and/or sub-advises, Newton will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.

Newton will exercise voting rights in a prudent and diligent manner and in the best interests of clients.?

?

Policy Summary?

Newton has adopted and implemented this Policy, which it believes is reasonably designed to:?

?       Ensure that voting rights are exercised;?

?       Ensure voting decisions are taken in the best interests of clients;?

?       Address potential material conflicts of interest that may arise; and?

?       Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

?

?

Voting Guidelines?

Newton has established overarching stewardship principles which guide our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association?s Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.? All voting decisions are taken on a case-by-case basis, reflecting our investment rationale, engagement activity and the company?s approach to relevant codes, market practices and regulations. These are applied to the company?s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy. It is only in the event that we recognise a material conflict of interest that we apply the vote recommendations of our third-party voting administrator. These are described in Newton?s publicly available Responsible Investment Policies and Principles.?

?

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value by promoting sound economic, environmental, social and governance policies, procedures and practices through the support of proposals that are consistent with following four key objectives:

?       To support the alignment of the interests of a company's management and board of directors with those of the company's investors;

?       To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's investors;

?       To uphold the rights of a company's investors to effect change by voting on those matters submitted for approval; and

?       To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

In general, voting decisions are taken consistently across all Newton?s clients that are invested in the same underlying company. This is in line with Newton?s investment process that focuses on the long-term success of the investee company. Further, it is Newton?s intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations.? For instance, in certain markets, shares are "blocked" before the exercise of voting rights.? Blocking consists of placing the stock on a register for a number of days spanning the meeting.? During the share-blocked period, the shares cannot be traded freely.? In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to risk adversely affecting the value of clients' holdings.

For further detail regarding; i) Newton?s overarching views when voting of proxies as a fiduciary for clients; ii) voting procedures; and iii) voting practices please see Newton?s Responsible Investment Policies and Principles.?

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform.?

The Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other relevant stakeholders.?

An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of the Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.?

Members of certain BNY Mellon operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients? votes is available and that these votes are exercised.

Acting Collectively?

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organisations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of material non-public information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.?

Voting Service Providers

Newton utilises an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research.? Its voting recommendations are not routinely followed; it is only in the event that we recognise a potential material conflict of interest (as described below) that the recommendation of our external voting service provider will be applied.?

Newton?s external voting provider is subject to the requirements set by Newton?s Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton?s expectations and the voting recommendations provided by the external provider.

Conflicts of Interest ?

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients? voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

1.       the establishment of these proxy voting guidelines;?

2.       the Responsible Investment team;?

3.       internal oversight groups; and?

4.       the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any Newton or BNY Mellon client relationship factors.?

Where a potential material conflict of interest exists between Newton, BNY Mellon, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.?

A potential material conflict of interest could exist in the following situations, among others:

1.       Where a shareholder meeting is convened by Newton?s parent company, BNY Mellon;

2.       Where a shareholder meeting is convened by a company for which the CEO of BNY Mellon serves as a Board member;?

3.       Where a shareholder meeting is convened by a company that is a current client of BNY Mellon and contributed more than 5% of BNY Mellon?s revenue as of the end of the last fiscal quarter;?

4.       Where a shareholder meeting involves an issue that is being publicly challenged or promoted (e.g., a proxy contest) by (i) a BNY Mellon Board member or (ii) a company for which a BNY Mellon Board member serves as Chairman of the Board of Directors, CEO, President, CFO or COO (or functional equivalent);?

5.       Where a shareholder meeting is convened by a pooled vehicle with agenda items relating to services provided by (or fees paid to) a BNY Mellon affiliate (e.g., Investment Management Agreement, Custody

Agreement, etc);?

6.       Where an employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal); and?

7.       Where the proxy relates to a security where Newton has invested in two or more companies that are subject to the same merger or acquisition.? All instances where a potential material conflict of interest has been recognised and Newton engages its proxy voting service provider are reported separately in Newton?s publicly available Responsible Investment Quarterly Reports.?

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Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton?s Conflicts of Interest Committee for review, further information can be found in Newton?s Conflicts of Interest Policy.

Disclosures and Reporting

Newton publishes publicly on its website its Responsible Investment Policies and Principles, which describes Newton?s approach to Responsible Investment including the exercise of voting rights. The Responsible Investment quarterly reports are also published publicly, which include the details of ESG engagement undertaken during the period in addition to a list all voting decisions taken and the voting rationale for decisions not aligned with the recommendations of the underlying company?s management and for decisions on all shareholder-proposed resolutions.?

Newton?s Proxy Voting Policy and procedures is also summarised in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, Newton will provide clients with a copy of the policies noted above as well as information on how their proxies were voted by Newton.?

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY Mellon, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton?s investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. All internal procedure documents related to voting matters, including this policy document, are overseen by the Sustainability Committee at least annually.?

Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit.? In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton?s proxy voting policies and procedures on a risk-based approach to confirm Newton?s compliance with this policy.

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Roles and Responsibilities

Members of certain BNY Mellon Operations teams are responsible for administrative processes and actions that ensures Newton has the ability to and does exercise its individual clients? voting rights.?

Responsible Investment Team members are also responsible for ensuring voting rights are exercised and that voting decisions are in line with Newton?s voting guidelines.

Fundamental Equity Analysts and Portfolio Managers provide specific company-level investment insight for consideration when arriving at voting decisions.

The Sustainability Committee oversees Newton?s Responsible Investment Policies and Principles, which includes this Policy.

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PROXY VOTING POLICIES, PROCEDURES AND GUIDELINES

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Effective Date 12/15/2022

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These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (?Northern Trust?) for accounts over which Northern Trust has been granted proxy voting discretion.

NTAC:3NS-20

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Northern Trust Proxy Voting Guidelines ........................................................................................ 6 I. The Board of Directors .................................................................................................................... 6 A. Voting on Director Nominees in Uncontested Elections .................................................................. 6 B. Director Independence ...................................................................................................................... 6

C. Director Attendance .......................................................................................................................... 7

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years. ......................................................... 7 D. Lead Independent Director ............................................................................................................... 7 E. Overboarding Issues .......................................................................................................................... 7 F. Diversity ............................................................................................................................................ 7 G. Stock Ownership Requirements ........................................................................................................ 7 H. Board Evaluation and Refreshment.................................................................................................. 8

IV.                        Proxy Contest Defenses ................................................................................................................. 9 A. Board Structure: Staggered vs. Annual Elections ............................................................................. 9 B. Shareholder Ability to Remove Directors ......................................................................................... 9 C. Cumulative Voting .......................................................................................................................... 10 D. Majority Voting .............................................................................................................................. 10 E. Shareholder Ability to Call Special Meetings ................................................................................. 11 F. Shareholder Ability to Act by Written Consent ............................................................................... 11 G. Shareholder Ability to Alter the Size of the Board ......................................................................... 11

V.  Tender Offer Defenses .................................................................................................................. 11 A. Poison Pills..................................................................................................................................... 11 B. Fair Price Provisions ...................................................................................................................... 11 C. Greenmail ........................................................................................................................................ 11

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws ........................... 12

VI. Miscellaneous Governance Provisions ....................................................................................... 12 A. Confidential Voting........................................................................................................................ 12 B. Bundled Proposals ........................................................................................................................... 12 C. Shareholder Advisory Committees ................................................................................................. 12

D.  Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals ...... 12

E.   Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals .. 13

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F.   Compensation Committee Failure to Adequately Address Pay for Performance ............................ 13

G.  ESG Failures .................................................................................................................................. 13 H. Succession Policies ......................................................................................................................... 13 I. Proxy Access .................................................................................................................................... 13 J. Other Business .................................................................................................................................. 13

VII. Capital Structure ....................................................................................................................... 14 A. Common Stock Authorization ......................................................................................................... 14

B. Stock Distributions: Splits and Dividends ....................................................................................... 14

Northern Trust generally allows for management discretion on matters related to stock distributions,

such as stock splits and stock dividends. ............................................................................................. 14 C. Unequal Voting Rights .................................................................................................................... 14 D. Reverse Stock Splits ....................................................................................................................... 14 E. Blank Check Preferred Authorization ............................................................................................. 14 F. Shareholder Proposals Regarding Blank Check Preferred Stock ..................................................... 14 G. Adjust Par Value of Common Stock ............................................................................................... 14 H. Preemptive Rights ........................................................................................................................... 15 I. Debt Restructurings .......................................................................................................................... 15

J. Share Repurchase Programs ............................................................................................................. 15

VIII. Executive and Director Compensation .................................................................................. 15 A. Equity-Based and Other Incentive Plans ......................................................................................... 15 B. OBRA-Related Compensation Proposals ....................................................................................... 16 C. Proposals Concerning Executive and Director Pay ......................................................................... 16 D. Golden and Tin Parachutes ............................................................................................................ 16

E.  Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans ......... 16

F.  401(k) Employee Benefit Plans ....................................................................................................... 17

IX.
State of Incorporation ................................................................................................................. 17 A. Voting on State Takeover Statutes .................................................................................................. 17 B. Voting on Reincorporation Proposals ............................................................................................. 17

X.    Mergers and Corporate Restructurings ...................................................................................... 17 A. Mergers and Acquisitions ............................................................................................................... 17 B. Corporate Restructuring .................................................................................................................. 17 C. Spin-offs ......................................................................................................................................... 17 D. Asset Sales ...................................................................................................................................... 18 F. Appraisal Rights .............................................................................................................................. 18 G. Changing Corporate Name .............................................................................................................. 18

H. Adjourn Meeting ............................................................................................................................. 18

XI. Mutual Funds .............................................................................................................................. 18

A. Election of Trustees ........................................................................................................................ 18 B. Investment Advisory Agreement .................................................................................................... 18 C. Fundamental Investment Restrictions ............................................................................................. 18

D. Distribution Agreements ................................................................................................................. 18

XII. Environmental and Social Issues .............................................................................................. 19 A. Environment .................................................................................................................................... 19 B. Diversity and Equal Employment Opportunity ............................................................................... 19 C. Consumer and Product Safety ......................................................................................................... 20 D. Supply Chain Management ............................................................................................................. 20 E. Animal Welfare ............................................................................................................................... 20

F. Political and Charitable Contributions ............................................................................................ 20

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Northern Trust Proxy Voting Policies and Procedures

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (?Northern Trust?) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1.? PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment.? As used in these policies and procedures the term ?clients/beneficiaries? means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below.? In situations where the application of Northern Trust?s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service?s relevant global guidelines.? Examples of such issues include ?poison pill? defenses, which are allowed to be approved by a company?s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the ?Proxy Guidelines?.

SECTION 2.? PROXY COMMITTEE

Northern Trust?s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines.? Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers.? Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members.? Meetings may be conducted in person or telephonically.? A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting.? The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose.? Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 3.? PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (?Proxy Voting Service?), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.? For proxy proposals that under the Proxy Guidelines are to be voted on a case by case basis, Northern Trust provides supplementary instructions to the Proxy Voting Service to guide it in making vote recommendations.? Northern Trust has instructed the Proxy Voting Service not to exercise any discretion in making vote recommendations and to seek guidance whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear.? In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service on an annual basis.? In connection with that review, it will assess: (1) the Proxy Voting Service?s capacity and competency in analyzing proxy issues; (2) the adequacy of the Proxy Voting Service?s staffing and personnel; (3)? whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and (4) the Proxy Voting Service?s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the voting recommendations it made to Northern Trust.? The Proxy Committee will also regularly monitor the Proxy Voting Service by requesting information from the Proxy Service to determine whether any real or potential conflicts of interest exist as a result of changes to the firm?s business or internal policies.? The Proxy Voting Service will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm?s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm?s ability to effectively manage conflicts.

SECTION 4.? APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility.?

Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries.? In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved.? As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company?s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.? Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported.? In addition, the proposals should be evaluated in context.? For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management.? Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.

SECTION 5. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

?       Securities issued by Northern Trust Corporation or its affiliates.

?       Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).?

?       Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.

?       Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

?       Following the vote recommendation of an independent fiduciary appointed for that purpose;

?       Voting pursuant to client direction;

?       Abstaining; or

?       Voting pursuant to a ?mirror voting? arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

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SECTION 6.? PROXY VOTING RECORDS; CLIENT DISCLOSURES?

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:?

A.     A copy of these policies and procedures.

B.      A copy of each proxy statement Northern Trust receives regarding client securities.

C.      A record of each vote cast by Northern Trust on behalf of a client.

D.     A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

E.      A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.? Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.? It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7.? ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (?ERISA?), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA.? In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA.? These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.? The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting ?employer securities? held by the plan.? Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts.? In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.? Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan?s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8.? MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9.? OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specify the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines.? Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account?s portfolio manager to freely trade the security in question.? For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (?share blocking?).? Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.? For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.? Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote.? Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party.? Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date.? If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust?s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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Northern Trust Proxy Voting Guidelines

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below), chronic, unjustified absenteeism, concerns regarding the inattentiveness of the nominee, including the number of public company boards on which the nominee sits, and if the nominee sits on an audit, compensation or risk committee, concerns regarding the actions taken by such committees.

B. Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors.? Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board.??

Northern Trust generally leaves the choice of chairman to the board?s discretion as Northern Trust?s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.? However, Northern Trust will vote case by case on whether to support shareholder resolutions seeking the separation of chairman and CEO in circumstances where shareholder interests may be better served by having an independent chair. Such circumstances may include, during periods of organizational re-structuring, during periods of sustained under performance relative to peers, during a period of leadership transition, or where concerns arise as to the sufficiency of independence the board has from management.

Northern Trust generally supports the listing standards or local market practice on non-executive director independence. Northern Trust may apply a stricter standard for director independence at companies that exhibit poor governance practices. A non-executive director in these instances would not be considered independent if he or she:

?       Has been an employee of the company within the last five years;?

?       Has, or has had within the last three years, a material business relationship with the company;

?       Is a company founder;

?       Represents a significant shareholder; or

?       Has close family ties with any of the company?s advisers, directors, or senior employees.?

C.   Director Attendance

Northern Trust will vote case by case on individual directors who attend fewer than 75 percent of board and board-committee meetings for two consecutive years.

D.  Lead Independent Director

Northern Trust generally votes for shareholder proposals in support of the appointment of a lead independent director.

Northern Trust expects the role of the lead independent director to be set out within the board?s governance charter, with clearly defined powers that should include at minimum the ability to:

?       serve as a liaison between the company?s independent directors and the CEO;?

?       lead the annual evaluation of the CEO?s performance and the annual evaluation of the independent board of directors;?

?       be available for consultation and direct communication with major stockholders, if they so request;?

?       approve meeting agendas for the board and the nature of information sent to the board;?

?       call a special meeting of the board or a special executive session of the independent directors; and

?       add items to the agenda of any regular or special meeting of the board deemed necessary or advisable.

E. Overboarding Issues

Northern Trust generally votes against a director nominee if it is a CEO who sits on more than two public boards or a non-CEO who sits on more than four public boards.

F. Diversity

Companies benefit from a wide diversity of perspectives and backgrounds on their boards. The board should reflect the diversity of the workforce and society, ensuring that a variety of viewpoints are represented in corporate decision-making. Northern Trust believes that an effective board should be comprised of directors with a mix of skills and experience to ensure the Board has the necessary tools to perform its oversight function effectively; this includes diversity of background, experience, age, race, gender, ethnicity, and culture. Northern Trust may vote against one or more directors where we have concerns relating to the composition and diversity of the board.

G. Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

H. Board Evaluation and Refreshment

The board needs to ensure that it is positioned to change and evolve with the needs of the company. Boards should, on at least an annual basis, formally evaluate the CEO, the board as a whole, and individual directors. Evaluation of the board as a whole should consider the balance of skills, experience, independence, and knowledge of the company on the board relative to the company?s long-term strategic plan. Evaluation of the board should also consider the board?s diversity, including gender, how the board works together as a unit, and other factors relevant to its effectiveness. Individual evaluation should aim to show whether each director continues to contribute effectively and to demonstrate commitment to the role.??

We expect the board to disclose in its annual report or proxy statement how performance evaluation of the board, its committees and its individual directors has been conducted.? Northern Trust may vote against the independent chair, lead independent director or presiding director in circumstances where the board appears to lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers.

Northern Trust does not consider mandatory retirement age caps or term limits to be appropriate in circumstances where shareholder interests may be better served by a longer-serving nonexecutive director remaining on the board. For example during periods of organizational restructuring or CEO/Chairman transition where constructive challenge from a longer serving nonexecutive director may be beneficial in the context of overall board composition and experience.?

Northern Trust will generally vote against shareholder proposals to impose age and term limits unless the company is found to have poor board refreshment and director succession practices.? Northern Trust will scrutinize boards that have a preponderance of non-executive directors with excessive long-tenures to ensure that new perspectives are being added to the board and that the board remains sufficiently independent from management.?

I.     Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case by case basis.? Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

II.   Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case by case basis, considering the following factors:?

?       Long-term financial performance of the target company relative to its industry;?

?       Management's track record;?

?       Background to the proxy contest;?

?       Qualifications of director nominees (both slates);?

?       Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;?

?       Stock ownership positions; and

?       Environmental, Social and Governance (ESG) performance.?

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case by case basis.? Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents, and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III. Auditors

A. Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.?

Northern Trust generally vote against auditor ratification and incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Northern Trust generally votes against shareholder proposals that seek to restrict management?s ability to utilize selected auditors, subject to the qualifications set forth above.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C.   Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust?s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D.  Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company's annual proxy statement and either:

?       Requires nominees who receive majority withhold votes to tender their resignation to the board;

?       Sets forth a clear and reasonable timetable for decision-making regarding the nominee's status; and

?       Does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company's majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee's resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.).

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E. Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but may vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings, taking into consideration the minimum ownership requirement called for in the resolution, existing shareholder rights mechanisms (e.g., proxy access, right to act by written consent, dual-class stock provisions and voting rights, quorum requirements on certain provisions, ability to amend bylaw and charter agreements, etc.), and the company?s overall record of responsiveness to shareholder concerns.

F. Shareholder Ability to Act by Written Consent

Northern Trust generally votes against shareholder proposals allowing shareholders to take action by written consent.? Northern Trust will review on a case by case basis management proposals allowing shareholders to take action by written consent.

G. Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management?s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Northern Trust generally votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case by case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Northern Trust will review votes on a case by case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.   Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Northern Trust votes anti-greenmail proposals on a case by case basis when they are bundled with other charter or bylaw amendments.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations, while taking into account ownership structure, quorum requirements, and vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B. Bundled Proposals

Northern Trust votes on a case by case basis bundled or "conditioned" proxy proposals.? In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.? In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals.? If the combined effect is positive, we support such proposals.

C.   Shareholder Advisory Committees

Northern Trust votes on a case by case basis, proposals to establish a shareholder advisory committee.

D.  Board of Directors Failure to Respond to Certain Majority Approved Shareholder Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has failed to adequately respond to a majority approved shareholder proposal.? Northern Trust will generally not withhold votes from directors in cases where Northern Trust previously voted against the majority approved shareholder proposal.? In cases where Northern Trust previously voted in favor of the majority approved shareholder proposal, it will first determine whether it is appropriate under the circumstances to withhold votes from any directors, and if it determines that such action is appropriate it will then determine the director or directors from which votes should be withheld.? Factors that will be taken into consideration include the documented response of the board, if any, concerning its action or inaction relating to the relevant shareholder proposal, whether particular board members served on a committee that was responsible for determining a response to the shareholder proposal, the importance of retaining particular directors or groups of directors to protect shareholder value, and such other factors as Northern Trust may deem appropriate.

E. Board of Directors Failure to Adequately Respond to Rejected Board Compensation Proposals

Northern Trust votes on a case by case basis on whether to withhold votes from certain directors in the event the board of directors has not adequately responded to situations in which board proposals for approval of executive compensation have failed to receive majority shareholder approval.

F. Compensation Committee Failure to Adequately Address Pay for Performance

Northern Trust votes on a case by case basis on whether to withhold votes from the certain directors of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers.

G. ?ESG Failures?

Northern Trust votes on a case by case basis on whether to withhold from certain directors due to material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks.

H. Succession Policies

Northern Trust generally votes for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company?s existing disclosure on its current CEO succession planning process.?

I. Proxy Access

Northern Trust votes on a case by case basis on proxy access proposals.? Northern Trust will consider a number of factors, including the company?s performance, the performance of the company?s board, the ownership thresholds and holding duration contained in the resolution and the proportion of directors that shareholders may nominate each year.

J. Other Business

Northern Trust opposes Other Business proposals where shareholders do not have the opportunity to review and understand the details of the proposal.?

VII. Capital Structure

A. Common Stock Authorization

Northern Trust votes on a case by case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Northern Trust generally allows for management discretion on matters related to stock distributions, such as stock splits and stock dividends.?

C.   Unequal Voting Rights

Northern Trust believes that voting rights should align with the shareholders? economic interests in the company.? As such, Northern Trust will generally vote against multi class exchange offers and multi class recapitalizations. If a company has a pre-existing multi class voting structure with superior voting rights, Northern Trust expects the company to develop and implement a sunset provision. If no sunset provision is disclosed, Northern Trust may vote against the relevant committee member.

D.  Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

E. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

F. Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

G. Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock, while taking into account accompanying corporate governance concerns.

H. Preemptive Rights

Northern Trust reviews on a case by case basis, proposals to create or abolish preemptive rights.? In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.? We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

I. Debt Restructurings

Northern Trust reviews on a case by case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.? We consider the following issues:?

?       Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be??

?       Change in Control -- Will the transaction result in a change in control of the company??

?       Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

J. Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

A. Equity-Based and Other Incentive Plans

Northern Trust believes that equity-based awards should align the economic interests of management, directors and employees with those of shareholders and votes case by case taking into account all relevant material facts and circumstances, including the total estimated cost of the company?s equity plan relative to its peers.? Northern Trust will generally oppose new plans, or amendments to an existing plan, where:?

?        The company?s three year average burn rate exceeds 2% and exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal.

?        The absolute change in ownership interest would be significantly reduced, and dilution would have a negative impact to future earnings;?

?        The company has repriced underwater stock options during the past three years; or

?        The exercise price is less than 100% of fair market value at the time of grant.

B. OBRA-Related Compensation Proposals

Northern Trust generally votes for the approval and amendment of plans for the purposes of complying with the provisions of Section 162(m) of OBRA.?

C. Proposals Concerning Executive and Director Pay

Northern Trust generally votes for shareholder proposals that request a company to adopt an annual advisory vote on executive compensation.?

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the compensation of named executive officers, taking into account pay structure in relation to firm performance, problematic governance practices, and the company?s overall transparency and level of responsiveness to shareholder concerns. Northern Trust may, where appropriate, utilize a proprietary compensation scorecard model, in addition to company disclosures and outside research to arrive at a final decision. The scorecard considers factors including, but not limited to, profitability measures, overall pay of the top executive, company size, and historic performance.??

Northern Trust will generally vote for an annual frequency of advisory votes on executive compensation unless the company provides a compelling rationale or unique circumstances.

Northern Trust generally votes on a case by case basis all other shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case by case basis all other shareholder proposals that seek to limit executive and director pay.

D. Golden and Tin Parachutes

Northern Trust generally votes for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Northern Trust votes on a case by case basis on shareholder advisory votes concerning the severance packages of named executive officers, taking into account the features of the package and the accompanying restructuring proposal.

E. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is ?excessive? (i.e., generally greater than ten percent (10%) of outstanding shares).

F. 401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Northern Trust votes on a case by case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case by case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case by case basis, taking into account at least the following:?

?                      Anticipated financial and operating benefits;?

?                      Offer price (cost vs. premium);?

?                      Prospects of the combined companies;? ? ???? How the deal was negotiated; and? ? ????? ESG governance and their impact.

Northern Trust generally votes on a case by case basis in cases where, in connection with a merger or acquisition seeking shareholder approval, a separate shareholder vote is required to approve any agreements or understandings regarding compensation disclosed pursuant to Item 402(t) of Regulation S-K (golden parachute arrangements).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case by case basis.

C.   Spin-offs

Votes on spin-offs are considered on a case by case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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D.  Asset Sales

Votes on asset sales are made on a case by case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case by case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H. Adjourn Meeting

Northern Trust generally supports adjournment proposals that accompany mergers proposals also being supported. Otherwise, Northern Trust will vote against such proposals.?

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case by case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case by case basis.

C.   Fundamental Investment Restrictions

Votes on amendments to a fund?s fundamental investment restrictions are evaluated on a case by case basis.

D.  Distribution Agreements

Votes on distribution agreements are evaluated on a case by case basis.

XII. Environmental and Social Issues

A. Environment

Northern Trust upholds environmental stewardship and recognizes that we all are stakeholders in the future of our global environment. Environmental factors increasingly represent significant operational risks and costs to business. At Northern Trust, our primary objective as an asset manager is to create long-term value for our clients. As a major global investor, Northern Trust has interest in how shareholder value is affected by a company?s management and impact on the natural and social environment, and recognizes that a well-developed environmental and social management system can enhance shareholder value in the long-term. We generally encourage reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company?s environmental policies and practices on its financial performance.?

Northern Trust generally votes for proposals requesting increased disclosure regarding the environmental impact of a company?s operations and products and initiatives to curtail these risks, unless sufficient information has been disclosed to shareholders or is otherwise publicly available.

Northern Trust generally votes for proposals requesting the issuance of corporate sustainability reports, as well as disclosure, where relevant, concerning the emission of greenhouse gasses and the use of fracturing in connection with the extraction of natural gasses.

Northern Trust votes case by case for proposals requesting the adoption of GHG reduction goals from products and operations.

Northern Trust generally votes for proposals requesting the issuance of reports by a company detailing its energy efficiency plans.

B. Diversity and Equal Employment Opportunity

Northern Trust generally votes for proposals advocating the elimination of workplace discrimination based on sexual orientation or gender identity.

Northern Trust generally votes for proposals requesting that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every board search the company undertakes.

Northern Trust votes case by case on proposals requesting the issuance of a diversity report, including summary description of policies and programs to oriented toward increasing diversity or requests to disclose a comprehensive breakdown of workforce by race and gender.

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C.   Consumer and Product Safety

Northern Trust generally votes for proposals that request a report or assessment of the safety of a company?s operations and a company?s products and services and efforts to promote their safe use.

Northern Trust generally votes for proposals requesting increased disclosure of a company?s policies and procedures for managing and mitigating risks related to cyber security and data privacy.

D.  Supply Chain Management

Northern Trust votes case by case for proposals requesting increased disclosure on a company?s supply chain policies and processes and its management of related risks.

E. Animal Welfare

Northern Trust generally votes for proposals requesting increased disclosure or reporting regarding animal treatment issues that may impact a company?s operations and products, especially in relation to food production, unless sufficient information on that topic has already been disclosed to shareholders or is otherwise publicly available.

F. Political and Charitable Contributions

Northern Trust will generally vote for proposals to publish a company?s political or lobbying contributions, taking into consideration recent, significant controversies, fines or litigation regarding the company?s political contributions or trade association spending.

Northern Trust generally votes against shareholder proposals to eliminate, direct, or otherwise restrict charitable contributions.?

In other social and environmental issues, Northern Trust generally supports the position of a company?s board of directors when voting on shareholder initiated social and environmental proposals.? Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

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Nuveen Proxy Voting Policy

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Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients? interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (?NAM?), Teachers Advisors, LLC (?TAL?) and TIAA-CREF Investment Management, LLC

(?TCIM?), (each an ?Adviser? and collectively, the ?Advisers?), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers? proxy voting. The RI Team adheres to the Advisers? Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers? clients.?

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Policy Statement

Proxy voting is a key component of a Portfolio Company?s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company?s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the ?Rule?) of the Investment Advisers Act of 1940, as amended (the ?Advisers Act?) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, ?ERISA?).

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Applicability

This Policy applies to Nuveen employees acting on behalf of

Nuveen Asset

Management, LLC, Teachers Advisors, LLC, and TIAA-CREF?? Investment Management,

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Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen?s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

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Terms and Definitions

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Advisory Personnel includes the Adviser?s portfolio managers and/or research analysts.?

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Proxy Voting Guidelines (the ??Guidelines??) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

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Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

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Policy Requirements

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Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

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The Nuveen Proxy Voting Committee (the ?Committee?), the Advisers, the RI Team and Nuveen

Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.??

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Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.??

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Roles and Responsibilities

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Nuveen Proxy Voting Committee?

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee?s ultimate oversight and responsibility as outlined in the Committee?s Proxy Voting Charter.

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Advisers

1.     Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the? Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is

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in the best interest of the Adviser?s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.     When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.??

3.     Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

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Responsible Investing Team

1.     Performs day-to-day administration of the Advisers? proxy voting processes.?

2.     Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients.? In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

?       Input from Advisory Personnel

?       Third party research?

?       Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.     Delivers copies of the Advisers? Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4.     Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.?

5.     Prepares reports of proxies voted on behalf of the Advisers? investment company clients to their Boards or committees thereof, as applicable.

6.     Performs an annual vote reconciliation for review by the Committee.

7.     Arranges the annual service provider due diligence, including a review of the service provider?s potential conflicts of interests, and presents the results to the Committee.?

8.     Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9.     Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10.  Creates and retains certain records in accordance with Nuveen?s Record Management program.

11.  Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12.  Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

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Nuveen Compliance

1.     Ensures proper disclosure of Advisers? Policy to clients as required by regulation or otherwise.

2.     Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted? their proxies.

3.     Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4.     Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen?s Records Management program.

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Governance

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Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.??

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Implementation?

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.?

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Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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Related Documents

?       Nuveen Proxy Voting Committee Charter

?       Nuveen Proxy Voting Guidelines

?       Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

?       Nuveen Policy Statement on Responsible Investing

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Policy Adoption Date? ?	February 3, 2020
Current Policy Effective Date?	October 1, 2022
Current Policy Approval Date	August 31, 2022
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Managing Director, Nuveen Compliance
Policy Portal Administration? ?	Leader:? Managing Director, Nuveen Compliance Owner:? Managing Director, Head of Affiliate Compliance?
Criticality/Tier	Moderate

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UPDATED JANUARY 3, 2023
PROXY VOTING ?

Policy. River Road Asset Management, LLC?s (?River Road?) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting.? River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues.? River Road?s compliance department oversees the operational and procedural aspects of the proxy voting process.? Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (?Glass Lewis?) as its voting agent. Glass Lewis performs the following services:

?       provides analysis of proxy proposals,?

?       tracks and receives proxies for which River Road clients are entitled to vote,?

?       votes the proxies as directed by River Road; and,?

?       compiles and provides client voting records.?

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Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year.? If the Glass Lewis/River Road policy recommendation and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly.? There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.??

For each instance when the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal and the respective arguments of management and Glass Lewis. The analyst and portfolio manager(s) then recommend voting the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than River Road?s policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road?s ESG team and compliance team reviews and approves the rationale before submitting the final vote.?

For a period, the Proxy Voting Policy Committee has determined that ballots for non-U.S. companies will typically receive an individual voting review in all instances. This will help identify differences between Glass Lewis? policy for various countries to identify an approach more like U.S. voting going forward. If the vote decision goes against the Glass Lewis recommendation, an ESG review is completed.

?COMPLIANCE POLICIES AND PROCEDURES? ??

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Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road?s direction based on the above process. Additionally, River Road?s voting process of voting with Glass Lewis/River Road policy recommendation and requiring the compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.              documenting the potential conflict of interest;

ii.            obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;?

iii.          obtaining Proxy Voting Policy Committee review or approval; iv. deferring to the voting recommendation of a third party;

v.              voting pursuant to client direction (following disclosure of the conflict);

vi.            abstaining from voting;

vii.           voting reflectively (in the same proportion and manner as other shareholders); or,? viii. ? taking such other action as necessary to protect the interests of clients.?

?COMPLIANCE POLICIES AND PROCEDURES? ??

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Seix Investment Advisors Proxy Policy

Under SEC Rule 206(4)-6, investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients' proxies. Under our standard contractual agreements, Seix Investment Advisors ("Seix" or the "Firm"), a division of Virtus Fixed Income Advisers, LLC, an SEC registered investment adviser, is authorized to vote proxies on behalf of discretionary accounts.

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The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

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The Firm has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

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The Firm utilizes a third-party proxy service provider for support services related to the Firm's proxy voting processes/procedures, which include, but are not limited to:

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1.     The collection of proxy material from our clients' custodians.

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2.     The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

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3.     The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm's proxy policies and the Committee's direction.

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4.     Recordkeeping and voting record retention.

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The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

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As reflected in the Firm's proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

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The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

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The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to its service provider so those clients' proxies will be voted accordingly. The Committee will review the service provider's capabilities as agent for the contracted services noted above.

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In the absence of express contractual provisions to the contrary, proxies will be voted for all of the Firm's discretionary investment management clients.

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The Firm maintains its own proxy guidelines for U.S. domestic proxy voting issues. ERISA accounts will be voted in accordance with the Firm's U.S. Domestic Proxy Guidelines; as such guidelines include ERISA-specific guidelines and requirements. "Taft- Hartley" proxy voting guidelines as provided by the service provider are applied as required. Global proxy matters will generally be voted pursuant to recommendations of the service provider. Guidelines are available as described below.

?

The Firm provides and maintains the following standard proxy voting guidelines

?

?       U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

?       Taft Hartley Proxy Guidelines

?

Exceptions to Policy

?

The Firm's proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

?

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor's proxy voting policies and procedures.

July ?1, 2022

The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as "blocking markets").

?

Conflicts of Interest

?

Due to its diversified client base and numerous product lines, the Committee may determine a potential conflict exists in connection with a proxy vote. The Committee will determine how to address the conflict and that may include voting strictly in accordance with policy, and/or allowing the third party service provider to vote in accordance with its guidelines.

?

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

?

Securities Lending

?

The Firm manages assets for several clients (including the Virtus Funds in the Virtus Asset Trust ("Virtus Funds")) that engage in "securities lending" programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the Virtus Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the Virtus Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the advisor believes it is necessary to vote.

?

Additional Information

?

Records Related to Proxy Voting:

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm's Data Retention Policy.

?

Firm clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), Global/International Proxy Guidelines, and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please e-mail: proxyoperations@virtus.com.

?

Virtus Funds shareholders:

Shareholders of the Virtus Funds may request fund-related proxy voting information by calling 1-800-243-1574.

July ?1, 2022

March 2023

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry?s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i

i ?These Global Proxy Voting and Engagement Principles (the ?Principles?) are also applicable to SSGA Funds

Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our marketspecific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these? various markets.

State Street Global

Advisors? Authority and

Duties to Vote Client and

Fund Securities

The Principles

-State Street Global Advisors? Approach to Proxy Voting and Issuer Engagement Where State Street Global Advisors? clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund?s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund?s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long- term economic value of the holdings in our clients? accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients? portfolios. We conduct issuerspecific engagements with companies to discuss our principles, including sustainabilityrelated risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability- related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active Reactive

We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement?????????????????????????? Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.

Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.

Market-level successes We track the broader adoption of our stewardship priorities ? Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing State

Street Global Advisors? Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the ?Voting Policy?), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team?s activities are overseen by our internal governance body, State Street Global Advisors? ESG Committee (the ?ESG Committee?). The ESG Committee is responsible for reviewing State Street Global Advisors? stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services

Inc. (?ISS?), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors? Proxy Voting and Engagement Guidelines.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

?  Power of attorney documentation is required.

?  Voting will have a material impact on our ability to trade the security.

?  Voting is not permissible due to sanctions affecting a company or individual.

?  I ssuer-specific special documentation is required or various market or issuer certifications are required.

?  U nless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called ?share blocking? markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest Proxy Voting and Engagement Principles Directors and Boards

See our standalone Conflicts Mitigation Guidelines.

The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company?s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management

?

establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues Capital Structure, Reorganization and Mergers

We believe audit committees are critical and necessary as part of the board?s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company?s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company?s financial condition.

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder?s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company?s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer.? We do not support proposals that reduce shareholders? rights, entrench management,? or reduce the likelihood of shareholders? right to vote on reasonable offers.

Compensation Environmental and Social Issues

We consider it the board?s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders? interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company?s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine?????????????????????? Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company?s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship?????? The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

?  Approving amendments to debt covenants and/or terms of issuance

?  Authorizing procedural matters, such as filing of required documents/other formalities

?  Approving debt restructuring plans

?  Abstaining from challenging the bankruptcy trustees

?  Authorizing repurchase of issued debt security

?  Approving the placement of unissued debt securities under the control of directors

?  Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case- by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-today basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.

Securities on Loan Reporting

As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors? securities lending program (the ?Funds?). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds? long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds? long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.

We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

About State Street? Global Advisors

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors

Limited, ADGM branch is regulated by the

Financial Services Regulatory Authority

(FSRA). This document is intended for

Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower,

Suite 42801, Level 28, ADGM Square, Al

Maryah Island, P.O Box 76404, Abu Dhabi,

United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia:

State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George

Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611.

Belgium: State Street Global Advisors

Belgium, Chauss?e de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934,

For four decades, State Street Global Advisors has served the world?s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world?s fourth-largest asset manager* with US $3.48 trillion? under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

? This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson?s Quay,

Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College

Avenue, Suite 500, Montreal, Qc, H3A

3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe

Limited, France Branch (?State Street

Global Advisors France?) is a branch of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson?s Quay, Dublin 2. State Street

Global Advisors France is registered in

France with company number RCS

Nanterre 899 183 289, and its office is located at Coeur D?fense ? Tour A ? La

D?fense 4, 33e ?tage, 100, Esplanade du

G?n?ral de Gaulle, 92 931 Paris La

D?fense Cedex, France. T: +33 1 44 45 40

00. F: +33 1 44 45 41 92. Germany: State

Street Global Advisors Europe Limited,

Branch in Germany, Brienner Strasse 59,

D-80333 Munich, Germany (?State Street

Global Advisors Germany?). T: +49 (0)89

55878 400. State Street Global Advisors

Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson?s Quay,

Dublin 2. Hong Kong: State Street Global

Advisors Asia Limited, 68/F, Two

International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200.

Ireland: State Street Global Advisors

Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson?s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy:

State Street Global Advisors Europe

Limited, Italy Branch (?State Street Global

Advisors Italy?) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson?s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 ? REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39

02 32066 155. Japan: State Street Global

Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan.?

T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership:

Japan Investment Advisers Association,

The Investment Trust Association, Japan, Japan Securities Dealers? Association.

Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor,

Herikerbergweg 29, 1101 CN Amsterdam,

Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson?s Quay, Dublin 2. Singapore: State Street Global

Advisors Singapore Limited, 168,

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No:

200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr.

19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE105.078.458. T: +41 (0)44 245 70 00.

F: +41 (0)44 245 70 16. United Kingdom:

State Street Global Advisors Limited.

Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No.

5776591 81. Registered office: 20

Churchill Place, Canary Wharf, London,

E14 5HJ. T: 020 3395 6000. F: 020 3395

6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA?s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor?s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio?s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio?s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ?investment research? and is classified as a ?Marketing Communication? in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

? 2023 State Street Corporation.

All Rights Reserved.

ID1482717-3479888.7.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Strategas Asset Management, LLC Proxy Voting Policies and Procedures February 2023

?

??????????????????????????????? 1. ??????? ?Background

In order for an investment adviser to exercise voting authority with respect to client securities, Rule 206(4)-6 under the Advisers Act? requires that the adviser must:

?      adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes clients securities in the best interest of clients; procedures must include how the adviser addresses material conflicts that may arise between the adviser?s interests and those of the adviser?s clients;

?      disclose to clients how they may obtain information from SAM about how the adviser voted with respect to their securities; and

?      describe to clients the adviser?s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

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Rule 204-2 under the Advisers Act requires that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

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??????????????????????????????? 2. ??????? Policy ?

SAM has engaged an independent proxy voting service, currently Institutional Shareholder Services Inc. (?ISS?), to assist substantively with its proxy voting responsibilities, though SAM maintains voting authority with respect to securities held by advisory clients who have executed advisory agreements with SAM and that have delegated proxy voting authority to SAM.? In order to act consistently with Rule 206(4)-6 and carry out its fiduciary duty, SAM has adopted and implemented policies and procedures that are reasonably designed to (i) ensure that it votes proxies in a manner consistent with the best interest of its advisory clients, and (ii) sufficiently evaluate ISS in order to ensure that it recommends votes that are in the best interest of SAM?s advisory clients.??

As a fiduciary, SAM assesses on an annual basis ISS to ensure it has the capacity and competency to analyze proxy issues, including, but not limited to, the adequacy and quality of the independent proxy voting service?s staffing and personnel; the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest. Further, SAM should ensure that these voting guidelines or recommendation policies are generally appropriate for the clients whose proxies are being voted.??

??????????????????????????????? 3. ??????? Reporting to the Risk Committee

SAM?s Committee is responsible for the oversight of SAM?s proxy voting practices, including oversight of ISS?s proxy voting services.? The Committee has established a Charter to govern its responsibilities. The Committee or a designee thereof will review these Proxy Voting Policies and Procedures as needed, but no less frequently than annually.? Further, the Committee will consider proxy voting challenges made by its portfolio managers, if any.?????????????????????????????????????????????????????????

??????????????????????????????? 4. ??????? Proxy Voting Guidelines

As previously described, SAM utilizes ISS, an independent provider of proxy voting and corporate governance service to analyze proxy materials and votes and make independent voting recommendations (the ?independent proxy voting service?). The independent proxy voting service provides proxy voting guidelines regarding its position on various matters presented by companies to their shareholders for consideration. SAM will typically vote shares in accordance with the recommendations made by the independent proxy voting service.? However, the independent proxy voting service?s guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers.??

In the event a portfolio manager believes the independent proxy voting service recommendation is not in the best interest of the client, he/she will bring the issue (a ?proxy challenge?) to the Committee by stating in writing the issue(s) up for vote and the portfolio manager?s rationale for voting against the voting recommendation of the independent proxy voting service. The Committee will consider what is in the best interest of clients when evaluating the proxy challenge, including an evaluation of the portfolio manager?s rationale and any potential conflicts of interest.? The decision made by the Committee on the proxy challenge will apply to all advisory accounts managed by the portfolio manager that submitted the proxy challenge. The decision on the issue will be communicated to the portfolio manager and, if the proxy challenge is approved, the vote(s) will be cast in accordance with the Committee?s instructions.??

For those matters for which the independent proxy voting service does not provide a specific voting recommendation, the portfolio manager will be responsible for casting the vote in a manner he/she believes is in the best interest of clients, subject to approval by the Committee.

??????????????????????????????? 5. ??????? Proxy Voting Exceptions

There are instances when voting is not practical or is not, in SAM?s or the portfolio manager?s view, in the best interest of clients.? Some examples of these types of situations are described below:

Certain Foreign Companies.? Voting proxies of companies located in some jurisdictions may involve several issues that can restrict or prevent the ability to vote such proxies or entail additional costs, including, but not limited to: (i) requirements to vote proxies in person; (ii) restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; (iii) proxy statements and ballots being written in a language other than English; (iv) untimely notice of shareholder meetings; (v) restrictions on a foreigner?s ability to exercise votes; and (vi) requirements to provide local agents with a power of attorney to facilitate voting instructions. SAM will use a best efforts basis to vote proxies in these situations after weighing the costs and benefits of voting such proxies.

Securities Lending Program.? The voting rights for shares that are out on loan are transferred to the borrower and therefore the lender is not entitled to vote the lent shares at the shareholder meeting.? In general, SAM believes the revenue received from the lending program outweighs the ability to vote.? Therefore, when a client has entered into a securities lending program, SAM generally will not seek to recall the securities on loan for the purpose of voting the securities; however, SAM reserves the right to recall the shares on loan on a best efforts basis if the portfolio manager becomes aware of a proxy proposal where the proxy vote is materially important to the client?s account.

??????????????????????????????? 6. ??????? Conflicts of Interest

There may be instances where SAM?s interests conflict, or appear to conflict, with advisory client interests.? For example, SAM (or a SAM affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, advisory or investment banking services to a company whose management is soliciting proxies. Or, for example, SAM or a SAM affiliate (or its or its affiliate?s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. There may be a concern that we would vote in favor of management because of our relationship with the company.??

We generally believe a material conflict exists if a portfolio manager (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that SAM or a SAM affiliate has had or is pursuing with the company soliciting proxies (or its senior officers) that may give SAM an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with SAM (or a SAM affiliate) or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between SAM (or a SAM affiliate) and the company.? The Committee may also determine a material conflict of interest exists for other reasons.

SAM?s duty is to vote proxies in the best interests of advisory clients.? As noted above under the Proxy Voting Guidelines section, SAM will typically vote shares in accordance with the recommendations made by the independent proxy voting service, which generally mitigates conflicts.? However, in situations where there is a conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, the Committee will determine the nature and materiality of the conflict.?

?       If the conflict is determined to not be material, the Committee will vote the proxy in a manner the Committee believes is in the best interests of the client and without consideration of any benefit to SAM or its affiliates.

?       If the conflict is determined to be material, the Committee will take one of the following steps to resolve the conflict:?

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1.       Vote the securities in accordance with the recommendations of an independent third party, such as ISS;?

2.       Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;?

3.       If the matter is not addressed by the independent proxy voting service, vote in accordance with management?s recommendation; or

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4.       Abstain from voting.

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??????????????????????????????? 7. ??????? Procedures

SAM uses ISS?s electronic voting management system (?proxy voting system?) to assist with executing proxy votes on behalf of clients.? SAM?s voting instructions for clients are typically pre-populated in the proxy voting system with the ISS voting recommendation shortly after such recommendation is made available by ISS.? The vote instruction may be updated in the proxy voting system until the voting cut-off time (e.g., due to a portfolio manager challenge).

The portfolio managers (or their designees, subject to the portfolio managers? supervision) are responsible for:

?       casting the vote in a manner they believes is in the best interest of clients by periodically reviewing familiarizing themselves with the proxy voting guidelines of the independent proxy voting services, and reporting any issues they have with the proxy voting guidelines to the Risk Committee for its review; and

?       in the event that a portfolio manager believes a challenge is warranted in a particular vote, they will provide sufficient information to the Committee when they believe the independent proxy voting service recommendation is not in the best interest of the client.

Operations personnel are responsible for:?

?       coordinating with the portfolio manager the voting recommendation for those matters for which the independent proxy voting service does not provide a specific voting recommendation;

?       ensuring a conflicts check is performed in situations where there is a proxy challenge or the independent proxy voting service does not provide a recommendation or there is a proxy challenge;

?       ensuring the results of any Committee meetings are communicated to the portfolio manager and, if the proxy challenge is approved by the Committee, notifying the portfolio manager (or such other person who is responsible for casting the votes) to cast the votes in accordance with the Committee?s instructions; and

?       recording or updating, based on the instructions received, the voting instructions in the proxy voting system for (i) any approved proxy voting challenges and (ii) any matters where the proxy voting service did not provide instructions.

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Compliance personnel are responsible for:

?       ensuring a copy of the proxy voting guidelines (and/or changes made to such guidelines) established by the independent proxy voting service are distributed, at least annually, to the portfolio managers and the Committee; and

?       coordinating Committee meetings and distributing materials to the Committee members.

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8.                  Disclosure to Clients

SAM will disclose to clients how they can obtain information from us on how client portfolio securities were voted.? At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same. These disclosures will be made in SAM?s Form ADV Part 2A (Brochure).??

9.                  Recordkeeping

The following records relating to proxy voting will be maintained as outlined below:

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?       a copy of the proxy voting policies and procedures is maintained by Compliance;?

?       a copy of all proxy statements received is maintained through the proxy voting system (currently ISS);?

?       a record of each vote cast on behalf of an advisory client is maintained through the proxy voting system (currently ISS);

?       a copy of any document prepared by SAM that was material to the Committee?s voting decision or that memorializes the basis for that decision is maintained as part of the records relating to the Risk Committee;?

?       a copy of each written advisory client request for information on how SAM voted proxies on the advisory client?s behalf is maintained by Operations; and

?       a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client is maintained by Operations.?

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.?

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T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES

??????????? ??????????? ?

PROXY VOTING POLICIES AND PROCEDURES

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RESPONSIBILITY TO VOTE PROXIES

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T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, ?T. Rowe Price?) have adopted these Proxy Voting Policies and Procedures (?Policies and Procedures?) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

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T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company?s directors and on matters affecting certain important aspects of the company?s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the ?Price Funds?) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.?

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Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.?

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?One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company?s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company?s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management?s with respect to the company?s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company?s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and

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1 This document is not applicable to T. Rowe Price Investment Management, Inc. (?TRPIM?).? TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company?s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and ? most importantly ? our investment professionals? views in making voting decisions.? T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.? ?

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T. Rowe Price seeks to vote all of its clients? proxies.? In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client?s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.??

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ADMINISTRATION OF POLICIES AND PROCEDURES

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Environmental, Social and Governance Investing Committee. T. Rowe Price?s Environmental, Social and Governance Investing Committee (?TRPA ESG Investing Committee? or the ?Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund?s Investment Advisory Committee or the advisory client?s portfolio manager.? The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.???

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?Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.?

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Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.?

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Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.?

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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

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?In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (?ISS?) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price?s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.????

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Meeting Notification

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?T. Rowe Price utilizes ISS? voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients? holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application. ?

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Vote Determination

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Each day, ISS delivers into T. Rowe Price?s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

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Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.?

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T. Rowe Price Voting Guidelines

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??????????? Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

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Global Portfolio Companies

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?The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor?s general global policies, regional codes of corporate governance, and our own views as investors in these markets.? We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company?s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.?

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Fixed Income and Passively Managed Strategies

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??????????????? Proxy voting for our fixed income and indexed portfolios is administered by the Global

Proxy Operations team using T. Rowe Price?s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.???

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Shareblocking

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?Shareblocking is the practice in certain countries of ?freezing? shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price?s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.??

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Securities on Loan

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?The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price?s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

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Monitoring and Resolving Conflicts of Interest

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The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price?s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager?s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company?s securities) could have influenced an inconsistent vote on that company?s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.?

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With respect to personal conflicts of interest, T. Rowe Price?s Code of Ethics and Conduct requires all employees to avoid placing themselves in a ?compromising position? in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy. ?

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Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.? In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).?

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Limitations on Voting Proxies of Banks

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T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the ?FRB Relief?) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a ?Bank?), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.? One such condition affects the manner in which T. Rowe Price will vote its clients? shares of a Bank in excess of 10% of the Bank?s total voting stock (?Excess Shares?).? The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as ?mirror voting,? or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.? With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients? shares are Excess Shares on a pro rata basis across all of its clients? portfolios for which T. Rowe Price has the power to vote proxies.2????????

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REPORTING, RECORD RETENTION AND OVERSIGHT?

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The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price?s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price?s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm?s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.?

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T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.???

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T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company?s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.?

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2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.??

WASATCH GLOBAL INVESTORS

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PROXY VOTING POLICY?

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Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

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Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must: ?

?      Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser?s interests and those of the adviser?s clients;?

?      Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and?

?      Describe to clients the adviser?s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.?

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In accordance with our obligations under the Rule, Wasatch Global Investors (?Wasatch?) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

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I. ??????? POLICY OVERVIEW

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At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders.? In pursuit of this goal, we buy and hold securities we believe will appreciate in value.? When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities.? In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities.? A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights.? Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation.? The proxy voting process is the primary means by which investors are able to influence such activities.? As such, Wasatch considers how we vote proxies to be an important activity.??

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One fundamental tenet of Wasatch?s investment philosophy is to invest in companies with high quality management teams.? We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value.? As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies.? However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients.? Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management.? While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

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Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues.? We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest.? However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited.? The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.?

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II. ?????? GENERAL GUIDELINES

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Board of Directors ?

Wasatch considers the board of directors to be an important component of strong corporate governance.? The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders.? The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company.? Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.??

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However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence.? Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent.? For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

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Generally, Wasatch will vote for those nominees recommended by the board of directors.? However, in each election we will review a wide variety of criteria including but not limited to:

?      Long-term performance of the company.

?      Composition of the board and key committees.

?      Stock ownership by directors.

?      Decisions regarding executive pay and director compensation.

?      Corporate governance provisions and takeover activity.

?      Attendance at board meetings.

?      Interlocking directorships and related party transactions.

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In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

?      To declassify a board of directors. ?

?      That allow cumulative voting and confidential voting.

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Wasatch generally will not support: ?

?      Nominees who are independent and receive compensation for services other than serving as a director.

?      Nominees who attend less than 75% of board meetings without valid reasons for absences.

?      Nominees who are party to an interlocking directorship.

?      Efforts to adopt classified board structures.

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Wasatch supports diversity on the board of directors. If a company board does not have at least one director that is a member of a diverse gender, racial or ethnic group, then the vote for the nominee for the chair of the nominating committee will be referred to Wasatch to vote on a caseby-case basis.?

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Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

?      The estimated dollar cost for every award type under the proposed plan and all continuing plans.

?      The maximum shareholder wealth that would be transferred from the company to executives.

?      Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

?      Cash compensation pegged to market capitalization.

?      Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings.? If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

?      The repricing of stock options without shareholder approval.

?      The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

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Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests.? Wasatch generally will support proposals:

?      Requesting the authorization of additional common stock.

?      To institute share repurchase plans.

?      To implement stock splits.? Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

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Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including ?blank check? preferred stock) and the restructuring of debt securities.? These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

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Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations.? In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term.? Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights.? When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders.? As a result, Wasatch will review and vote each proposal on a case-by-case basis.

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Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as ?poison pills?), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights.? Wasatch recognizes that such proposals may enhance shareholder value in certain situations.? However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

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Auditors

An audit of a company?s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company.? Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent.? Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services.? Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

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Environmental, Social and Governance Issues

Wasatch believes corporations which act responsibly towards all stakeholders will generally perform better over the long-term.? Wasatch will consider Environmental, Social and Governance issues in proxy proposals, but will determine on a case-by-case basis whether the proposals are economically advantageous to shareholders and whether or not to support the issues.

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Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading.? Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant.? Accordingly, there may be times when no vote is cast because Wasatch?s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading).? This position complies with the Department of Labor?s Interpretive Bulletin 94-2.

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Certain foreign countries require additional documentation in order to permit voting of shares.? For example, Wasatch clients are at times required to provide a power of attorney to the local sub-custodian to facilitate Wasatch voting the shares held in the client accounts.? While Wasatch will attempt to assist clients in preparing and submitting this documentation, at times Wasatch is unable to vote shares held by some clients in certain foreign countries.

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III. ???? EXCLUSIONS AND EXCEPTIONS

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Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues.? However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote.? Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.?

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Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation.? These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value.? In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

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Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value.? At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

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Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest.? A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch?s independence of judgment and action with respect to the voting of the proxy.? We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount[38] of the issuer?s shares outstanding.? In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer.? Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch?s voting of client proxies should be directed to Compliance.

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In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS? published recommendation.? In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch.? Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch?s Proxy Voting Policy.??

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Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds.? Every vote made in the private funds will be considered a case-by-case vote.? All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients.? In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

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IV.? ??? PROCEDURES

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ISS?s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (?ISS?), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues.? ISS tracks which securities are held by Wasatch and receives notice of the proxy votes that these companies send to shareholders.? ISS then reviews the Wasatch Proxy Voting Policy and prepares recommendations on how the votes should be cast based on the policy (the ?ISS Recommendations?).? ISS then provides these recommendations to Wasatch.? On matters not adequately covered by the Wasatch Proxy Voting Policy, ISS merely notes these as case-by-case indicating they require additional review by Wasatch.? After the ISS Recommendations are provided to Wasatch, the matters are voted by ISS in accordance with the recommendations unless ISS receives instructions from Wasatch to vote otherwise.??

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Proxy Manager?s Role

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Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities.? The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings, including an indication whether items are set to be voted per the ISS Recommendations or whether they need additional review and determination by Research.?? The Proxy Manager then is responsible for ensuring all? votes are cast, documenting the basis for voting decisions on any contrary votes or case-by-case votes, and monitoring Wasatch?s proxy voting procedures.

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Research Team?s Role

The members of Wasatch?s Research team are responsible for reviewing the proxies of the companies they follow and the ISS Recommendation for the proxies.? The Research team needs to provide the Proxy Manager with vote recommendations in case-by-case votes and any time they wish to vote contrary to the ISS Recommendation.???

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Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy.? The Proxy Committee provides a written report on a regular basis to the Wasatch?s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust?s Board of Directors.?

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No less than annually, the Proxy Committee shall:

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?       Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;?

?       Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;

?       Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and

?       Prepare a written report to the Audit Committee with respect to the results of this review.

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V.? ????? Recordkeeping, Training and Maintenance

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Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)      proxy voting policies;?

b)      proxy statements received regarding client securities ? Wasatch has delegated the responsibility for maintaining these records to ISS;?

c)      records of votes they cast on behalf of clients ? Wasatch has delegated the responsibility for maintaining these records to ISS;?

d)      any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision ? this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;?

e)      Record of the voting resolution of any conflict of interest;

f)       Records of any client requests for information on how a client?s proxies were voted and records of Wasatch?s responses to client requests;

g)      Training attendance records; and

h)      All written reports arising from annual reviews of the policy.

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Wasatch has retained ISS to assist in providing record-keeping.? Wasatch may also use the Securities and Exchange Commission?s EDGAR database for the items referred to in item b above.? Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch?s fiscal year during which the last entry was made on the record.

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Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch?s business.? Training may be conducted in person or online, and completion records will be retained for a five-year period.

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Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch?s Proxy Voting Policy.??

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ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

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Undue Influence

Any attempts by any of Wasatch?s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch?s Policy should be reported to Wasatch?s Compliance Officer.? If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch?s President.

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VI.? ???? Disclosure to Clients

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Interested Clients are encouraged to request information on how Wasatch has voted their proxies.? In order to request this information, separate account clients should contact their Client Relations representative.? Wasatch Funds? proxy voting record is available on the Funds? website at www.wasatchfunds.com and the SEC?s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.????????????????

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Adopted as of September 30, 2004

Amended as of June 8, 2010; March 10, 2015; November 14, 2017; February 25, 2022.

Last Reviewed: February 25, 2022.

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WELLINGTON MANAGEMENT

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GLOBAL PROXY POLICY AND PROCEDURES

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Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

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Wellington Management?s Proxy Voting Guidelines (the ?Guidelines?) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer?s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.? Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive longterm investment performance for each client.

Wellington Management:

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1)       Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

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2)       Votes all proxies in the best interests of the client for whom it is voting.

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3)       Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

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The Investment Research Group (?Investment Research?) monitors regulatory requirements with respect to proxy voting and works with the firm?s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

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Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

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Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt. ?

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

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Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

?  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., ?For?, ?Against?, ?Abstain?) are voted in accordance with the Guidelines.

?  Issues identified as ?case-by-case? in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

?  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients? proxies.

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Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

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Material Conflict of Interest Identification and Resolution Processes

Wellington Management?s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment

Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

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If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

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OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

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Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client?s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

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Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

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Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington

Management?s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

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ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the ?Advisers Act?), the Employee Retirement Income Security Act of 1974, as amended (?ERISA?), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (?SRD II?).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

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Dated: 1 September 2020

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January 26, 2023

William Blair Investment Management, LLC

Proxy Voting Policy

Statement and Procedures

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Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:

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?       the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients

?       the adviser describes its proxy voting procedures to its clients and provides copies on request, and?

?       the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

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This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (?WBIM?). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.

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The Department of Labor (?DOL?) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (?SEC?) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers? responsibilities in voting client proxies and retaining proxy advisory firms.? On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers.?

This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.

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General Policy

WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them and shall not place WBIM?s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies.? For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.??

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WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the ?Proxy

Administrator?)[39].? All proxies are reviewed by the Proxy Administrator, subject to the requirement

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that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes.? In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client?s policy at all times even if the client?s policy is inconsistent with WBIM?s vote. In addition, if a client expressly directs in writing how an issue should be voted, William Blair will cast the vote with respect to such issue in the manner directed by the client.? In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.

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WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a ?Case-by-Case? basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee.? In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM?s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.

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Conflicts of Interest Policy

WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

?       An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months

?       A principal or employee of WBIM or an affiliate currently serves on the company?s Board of Directors

?       WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company?s outstanding shares

?       The Company is a client of WBIM

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In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:

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?       If our Voting Guidelines indicate a vote ?For? or ?Against? a specific issue WBIM will continue to vote according to the Voting Guidelines

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https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

?       If our Voting Guidelines have no recommendation or indicate a vote on a ?Case-by-Case? basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator

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Oversight of Proxy Administrator

WBIM believes that contracting with the Proxy Administrator to provide services including:

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?       Providing research and analysis regarding the matters subject to a vote

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?       Promulgating general voting guidelines

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?       Making voting recommendations on specific matters subject to vote

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can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.??

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The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:?

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?       populate WBIM?s votes shown on the Proxy Administrator?s electronic voting platform with the Proxy Administrator?s recommendations based on WBIM?s voting instructions to the firm (?pre-population?), and

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?       automatically submit WBIM?s votes to be counted (?automated voting?).

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WBIM shall provide reasonable oversight of the Proxy Administrator.? In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues.? Specific oversight responsibilities will include the following:

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?       On at least an annual basis, the Proxy Committee will assess:

o   Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator?s staffing, personnel and technology

o   Assess whether the Proxy Administrator has adequate policies and procedures to:

? Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for ?say-on-pay? votes?

? If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,?

?       The issuer?s size

?       Its governance structure

?       Its industry and any particular practices unique to that industry

?       Its history

?       Its financial performance?

? ?? Identify and address conflicts of interest relating to its voting recommendations, including:

?       Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally

?       Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally?

?       Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally

? Are the Proxy Administrator?s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation

? Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties

? Provide adequate disclosure of the Proxy Administrator?s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator

?       WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee.? The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM?s voting determinations are consistent with its voting policies and procedures and in its clients? best interest.

?       WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:

o   A sample of ?pre-populated? votes o A sample of ?automated votes?

o   Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM?s votes have been prepopulated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent?s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM?s voting determination

o   Matters where WBIM?s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial

?       WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator?s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator?s research or recommendations that the investment adviser utilized.??

?       WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator?s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee

?       WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator?s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:

o   The Proxy Administrator?s engagement with issuers, including the firm?s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm?s process, if any, for investment advisers to access the issuer?s views about the firm?s voting recommendations in a timely and efficient manner

o   The Proxy Administrator?s efforts to correct any identified material deficiencies in the proxy advisory firm?s analysis

o   The Proxy Administrator?s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions

o   The Proxy Administrator?s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote

?       WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator?s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

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International Markets and Share Blocking Policy

In some cases, proxy votes cast by WBIM for clients may be rejected in certain markets.? Some nonUS markets have additional requirements for custodians in order to process votes in those markets.? Two specific cases include Power of Attorney documentation and Split Voting.? Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market.? If the appropriate documentation is not available for use, a vote instruction may be rejected.? Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record.? If one portion of the holdings would like to vote in one manner (?FOR?) and another portion would like to vote in another manner

(?AGAINST?), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

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In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the ?freezing? of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

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Recordkeeping and Disclosure

Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.

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Upon a client?s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM?s compliance with its responsibilities and will facilitate clients? monitoring of how their securities were voted.

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The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM?s Form ADV, Part 2A.? With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

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[1] By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company?s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.?

[2] Enterprise risk management is a process, effected by the entity?s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management ? Integrated Framework, September 2004, New York, NY).

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[3] For a discussion on the different impacts of diversity see: McKinsey, ?Diversity Wins: How Inclusion Matters?, May 2022;? Harvard Business Review, ?Diverse Teams Feel Less Comfortable ? and That?s Why They Perform Better, September 2016; ?Do Diverse Directors Influence DEI Outcomes?, September 2022

McKinsey, ?Diversity Wins: How Inclusion Matters?, May 2022;? Harvard Business Review, ?Diverse Teams Feel Less Comfortable ? and That?s Why They Perform Better, September 2016; ?Do Diverse Directors Influence DEI Outcomes?, September 2022

[4] The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors? information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.

[5] While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.?

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[6] The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.?

[7] For example, BlackRock?s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.?

[8] https:/ / www.blackrock.com/ corporate/ literature/ whitepaper/ bii-managing-the-net-zero-transition-february-2022.pdf?

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[9] Corporate form refers to the legal structure by which a business is organized.

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[10] Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released.? Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting.? As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund?s

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[11] The proxy year runs from July 1 to June 30 of the proceeding calendar year.?

[12] At this time, CrossingBridge does not have any ERISA Advisory Clients.

[13] Group is an entity which serves as the employer of the persons termed as ?DoubleLine Personnel? under the Code. However, while it provides these persons to supply services to the Advisers under various service contracts, Group itself does not conduct activities requiring registration as a registered investment adviser. Group adopts this Code solely as an administrative convenience, to ensure that all persons employed by Group are subject to the Code because of the services rendered to registered investment advisers.

[14] References to CCO within the Code shall be construed to mean the CCO of DoubleLine Capital LP (the ?Capital CCO?) except where expressly indicated otherwise. It is expected that the Capital CCO will involve the CCO of Alternatives (or other entities) as and when necessary.

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[15] ?Sign? shall be construed to indicate the use of electronic means, including through any systems used by the Companies to monitor the Code.

[16] Assuming the proper protocols are followed, this provision is not intended to prevent personnel from providing an indication of interest to purchase shares of an initial public offering, whether in the context of a roadshow or as part of an underwriter gathering its book for a pending deal.

[17] The 60-day holding period shall not apply to open-end DoubleLine mutual funds held in the Companies? 401k plan.

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[18] Capitalized terms used in the Code are defined when first used or in Section 1 of the Code.??? ?

[19] The SEC has interpreted "high quality short-term debt instruments" to mean any instrument having a maturity at issuance of less than 366 days and which is rated in one of the highest two rating categories by a Nationally Recognized Statistical Rating Organization, or which is unrated but is of comparable quality. Personal Investment Activities of Investment Company Personnel and Codes of Ethics of Investment Companies and Their Investment Advisers and Principal Underwriters, Investment Company Act Release No. 21341 (Sept. 8, 1995) [60 FR 47844 (Sept. 14, 1995)] (proposing amendments to rule 17j-1) at note 66.This definition is repeated in the footnotes to the adopting and proposing releases for the Adviser's Code of Ethics requirement under Rule 204A-1.? ?

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[20] Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

[21] The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to An ESG & Proxy Committee comprised solely of independent directors or trustees. The ESG & Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett?s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett?s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

[22] Dirks v. SEC, 463 U.S. 646 (1983).

[23] U.S. v. Newman, 773 F.3d 438 (2d Cir. 2014).

[24] Id.

[25] MFS? determination of ?independence? may be different than that of the company, the exchange on which the company is listed, or of third party (e.g., proxy advisory firm). ??

[26] For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold ?short? positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).??

[27] From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.? If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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[28] Neuberger Berman Investment Advisers LLC (?NBIA?), NB Alternatives Advisers LLC (?NBAA?), Neuberger Berman Canada ULC (?NB Canada?) and Neuberger Berman BD LLC (?NBBD?). This Code also applies to Neuberger Berman Trust Company N.A. and Neuberger Berman Trust Company of Delaware N.A.?

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[29] The above definition is being used solely for purposes of this Code of Ethics and should not be construed as the applicable definition for other purposes (e.g., employee benefits).???

[30] Transactions involving a futures contract or swap on the broad-based security indices are prohibited. ?

[31] See Section E(1) for information related to Maintenance of Employee Covered Accounts.??

[32] For example, Coinbase, Robinhood, etc.

[33] Request must be made through iCompliance by completing the Outside Affiliation request form. Requirement also applies to positions held with outside companies in connection with an employee?s NB work-related responsibilities.

[34] All Code reporting disclosures are done through iCompliance.

[35] Effective February 1, 2022.

[36] The Ethics and Compliance Committee is a committee for all the NB Funds except the NB Registered Private Equity

Funds.? On a quarterly basis, the NB Funds? Chief Compliance Officer reviews with the Board of Directors/Trustees of the NB Registered Private Equity Funds (?PE Funds Board?) violations of the Code, if any; and on a quarterly basis the Chief Compliance Officers of NBIA, NBAA and NBBD provide certifications to the PE Funds? Board with respect to whether there were any material violations of the Code.

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[37] Applicable only if the Temporary Access Person is part of a portfolio management team or is otherwise involved in investment-related activities.

[38] Wasatch's relative level of ownership of certain issuer?s soliciting proxy votes, as a percent of the company?s shares outstanding, may give the appearance of control.? Wasatch clients hold the issuer's stock solely for investment purposes, with no intent to control the business or affairs of the issuer.? In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS? published recommendation.

[39] WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS?s website at: